Form 10-K, Exhibit 13
period 2003-03-31
BOSTON CAPITAL TAX CREDIT FUND LTD PARTNERSHIP
filed 2003-07-11
CIK 835095

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND
LIMITED PARTNERSHIP -

SERIES 1 THROUGH SERIES 6

MARCH 31, 2003 AND 2002

TABLE OF CONTENTS

PAGE
INDEPENDENT AUDITORS’ REPORT	F-3

FINANCIAL STATEMENTS
F-5
BALANCE SHEETS
F-12
STATEMENTS OF OPERATIONS
F-19
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)
F-23
STATEMENTS OF CASH FLOWS
F-30
NOTES TO FINANCIAL STATEMENTS

SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION	F-69

NOTES TO SCHEDULE III	F-83

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Reznick Fedder & Silverman

Certified Public Accountants * A Professional Corporation

7700 Old Georgetown Road * Suite 400 * Bethesda, MD 20814-6224

(301) 652-9100 * Fax (301) 652-1848

INDEPENDENT AUDITORS’ REPORT

To the Partners

Boston Capital Tax Credit Fund

Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6, in total and for each series, as of March 31, 2003 and 2002, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the three years ended March 31, 2003.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships in which Boston Capital Tax Credit Fund Limited Partnership owns a limited partnership interest.  Investments in such partnerships comprise the following percentages of the assets as of March 31, 2003 and 2002, and the limited partnership loss for each of the three years ended March 31, 2003: Total, 12% and 16% of the assets and 14%, 7% and 25% of the partnership loss; Series 1, 0% and 0% of the assets and 0%, 0% and 0% of the partnership loss; Series 2, 0% and 0% of the assets and 0%, 0% and 25% of the partnership loss; Series 3, 0% and 0% of the assets and 0%, 0% and 23% of the partnership loss; Series 4, 29% and 31% of the assets and 25%, 4% and 32% of the partnership loss; Series 5, 0% and 0% of the assets and 0%, 0% and 0% of the partnership loss; and Series 6, 0% and 7% of the assets and 0%, 11% and 16% of the partnership loss.  The financial statements of these partnerships were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to information relating to these partnerships, is based solely on the reports of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6, in total and for each series, as of March 31, 2003 and 2002, and the results of their operations and their cash flows for the total partnership and for each of the series for each of the three years ended March 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

We and other auditors have also audited the information included in the related financial statement schedule listed in Form 10-K item 15(a) of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6 as of March 31, 2003.  In our opinion, the schedule presents fairly the information required to be set forth therein, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Fedder & Silverman
Bethesda, Maryland
June 23, 2003

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS

March 31, 2003 and 2002

	Total
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$7,834,024	$8,510,934

OTHER ASSETS
Cash and cash equivalents (notes A and E)	217,560	186,922
Other	842,013	1,127,970

	$8,893,597	$9,825,826

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$11,135,850	$10,115,156

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 9,800,600 issued to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 9,800,600 issued and outstanding at March 31, 2003 and 2002	(1,369,919)	563,475
General partner	(872,334)	(852,805)

	(2,242,253)	(289,330)

	$8,893,597	$9,825,826

	Series 1
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$—	$—

OTHER ASSETS
Cash and cash equivalents (notes A and E)	46,413	7,706
Other	29,169	68,113

	$75,582	$75,819

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$2,261,455	$2,080,901

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,299,900 issued to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,299,900 issued and outstanding at March 31, 2003 and 2002	(2,050,790)	(1,871,807)
General partner	(135,083)	(133,275)

	(2,185,873)	(2,005,082)

	$75,582	$75,819

	Series 2
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$218,512	$269,170

OTHER ASSETS
Cash and cash equivalents (notes A and E)	4,541	6,538
Other	481,838	569,584

	$704,891	$845,292

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$796,860	$719,540

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 830,300 issued to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 830,300 issued and outstanding at March 31, 2003 and 2002	(21,707)	193,837
General partner	(70,262)	(68,085)

	(91,969)	125,752

	$704,891	$845,292

	Series 3
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$15,301	$90,387

OTHER ASSETS
Cash and cash equivalents (notes A and E)	9,099	11,378
Other	41,661	88,690

	$66,061	$190,455

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$3,138,578	$2,819,018

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,882,200 issued to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,882,200 issued and outstanding at March 31, 2003 and 2002	(2,789,878)	(2,350,364)
General partner	(282,639)	(278,199)

	(3,072,517)	(2,628,563)

	$66,061	$190,455

	Series 4
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$3,271,932	$4,027,584

OTHER ASSETS
Cash and cash equivalents (notes A and E)	14,705	23,212
Other	209,896	251,684

	$3,496,533	$4,302,480

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$2,897,185	$2,645,463

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,995,300 issued to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,995,300 issued and outstanding at March 31, 2003 and 2002	853,459	1,900,551
General partner	(254,111)	(243,534)

	599,348	1,657,017

	$3,496,533	$4,302,480

	Series 5
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$326,107	$347,932

OTHER ASSETS
Cash and cash equivalents (notes A and E)	76,346	90,595
Other	79,449	149,899

	$481,902	$588,426

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$299,338	$261,621

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 489,900 issued to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 489,900 issued and outstanding at March 31, 2003 and 2002	222,489	365,288
General partner	(39,925)	(38,483)

	182,564	326,805

	$481,902	$588,426

	Series 6
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$4,002,172	$3,775,861

OTHER ASSETS
Cash and cash equivalents (notes A and E)	66,456	47,493
Other	—	—

	$4,068,628	$3,823,354

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$1,742,434	$1,588,613

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,303,000 issued to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,303,000 issued and outstanding at March 31, 2003 and 2002	2,416,508	2,325,970
General partner	(90,314)	(91,229)

	2,326,194	2,234,741

	$4,068,628	$3,823,354

See notes to financial statements

STATEMENTS OF OPERATIONS

Years ended March 31, 2003, 2002 and 2001

	Total
	2003	2002	2001
Income
Interest income	$1,726	$2,685	$3,255
Miscellaneous income	16,194	38,023	1,266

Total income	17,920	40,708	4,521

Share of losses from operating limited partnerships (note A)	(950,064)	(617,075)	(1,691,359)

Expenses
Professional fees	78,521	77,134	79,580
Partnership management fee (note B)	838,478	897,502	858,356
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	103,780	75,653	62,152

	1,020,779	1,050,289	1,000,088

NET LOSS (note A)	$(1,952,923)	$(1,626,656)	$(2,686,926)

Net loss allocated to general partner	$(19,529)	$(16,268)	$(26,868)

Net loss allocated to assignees	$(1,933,394)	$(1,610,388)	$(2,660,058)

Net loss per BAC	$(.20)	$(0.16)	$(0.27)

	Series 1
	2003	2002	2001
Income
Interest income	$256	$77	$171
Miscellaneous income	4,956	20	20

Total income	5,212	97	191

Share of losses from operating limited partnerships (note A)	—	—	—

Expenses
Professional fees	13,711	13,226	13,924
Partnership management fee (note B)	156,775	166,998	174,931
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	15,517	10,762	8,309

	186,003	190,986	197,164

NET LOSS (note A)	$(180,791)	$(190,889)	$(196,973)

Net loss allocated to general partner	$(1,808)	$(1,909)	$(1,970)

Net loss allocated to assignees	$(178,983)	$(188,980)	$(195,003)

Net loss per BAC	$(0.14)	$(0.15)	$(0.15)

	Series 2
	2003	2002	2001
Income
Interest income	$56	$100	$86
Miscellaneous income	3,848	5,402	—

Total income	3,904	5,502	86

Share of losses from operating limited partnerships (note A)	(138,404)	(56,628)	(169,174)

Expenses
Professional fees	10,055	9,385	10,048
Partnership management fee (note B)	62,223	61,949	62,446
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	10,943	9,226	7,563

	83,221	80,560	80,057

NET LOSS (note A)	$(217,721)	$(131,686)	$(249,145)

Net loss allocated to general partner	$(2,177)	$(1,317)	$(2,491)

Net loss allocated to assignees	$(215,544)	$(130,369)	$(246,654)

Net loss per BAC	$(.26)	$(0.16)	$(0.30)

	Series 3
	2003	2002	2001
Income
Interest income	$77	$110	$122
Miscellaneous income	340	18,650	46

Total income	417	18,760	168

Share of losses from operating limited partnerships (note A)	(143,414)	(116,224)	(375,991)

Expenses
Professional fees	16,858	17,362	18,294
Partnership management fee (note B)	253,331	261,638	254,513
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	30,768	20,438	17,557

	300,957	299,438	290,364

NET LOSS (note A)	$(443,954)	$(396,902)	$(666,187)

Net loss allocated to general partner	$(4,440)	$(3,969)	$(6,662)

Net loss allocated to assignees	$(439,514)	$(392,933)	$(659,525)

Net loss per BAC	$(.15)	$(0.14)	$(0.23)

	Series 4
	2003	2002	2001
Income
Interest income	$145	$356	$177
Miscellaneous income	7,050	12,300	—

Total income	7,195	12,656	177

Share of losses from operating limited partnerships (note A)	(805,580)	(565,863)	(1,090,774)

Expenses
Professional fees	16,474	16,644	17,668
Partnership management fee (note B)	216,466	241,257	220,529
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	26,344	18,889	16,320

	259,284	276,790	254,517

NET LOSS (note A)	$(1,057,669)	$(829,997)	$(1,345,114)

Net loss allocated to general partner	$(10,577)	$(8,300)	$(13,451)

Net loss allocated to assignees	$(1,047,092)	$(821,697)	$(1,331,663)

Net loss per BAC	$(.35)	$(0.27)	$(0.44)

	Series 5
	2003	2002	2001
Income
Interest income	$707	$1,363	$2,060
Miscellaneous income	—	1,651	1,200

Total income	707	3,014	3,260

Share of losses from operating limited partnerships (note A)	(92,275)	(57,626)	(95,103)

Expenses
Professional fees	8,559	7,760	6,763
Partnership management fee (note B)	37,058	32,231	37,656
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	7,056	6,909	5,296

	52,673	46,900	49,715

NET LOSS (note A)	$(144,241)	$(101,512)	$(141,558)

Net loss allocated to general partner	$(1,442)	$(1,015)	$(1,416)

Net loss allocated to assignees	$(142,799)	$(100,497)	$(140,142)

Net loss per BAC	$(.29)	$(0.21)	$(0.29)

	Series 6
	2003	2002	2001
Income
Interest income	$485	$679	$639
Miscellaneous income	—	—	—

Total income	485	679	639

Share of income (losses) from operating limited partnerships (note A)	229,609	179,266	39,683

Expenses
Professional fees	12,864	12,757	12,883
Partnership management fee (note B)	112,625	133,429	108,281
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	13,152	9,429	7,107

	138,641	155,615	128,271

NET INCOME (LOSS) (note A)	$91,453	$24,330	$(87,949)

Net income (loss) allocated to general partner	$915	$243	$(879)

Net income (loss) allocated to assignees	$90,538	$24,087	$(87,070)

Net income (loss) per BAC	$0.07	$0.02	$(0.07)

See notes to financial statements

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2003, 2002 and 2001

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$4,833,921	$(809,669)	$4,024,252

Net loss	(2,660,057)	(26,869)	(2,686,926)

Partners’ capital (deficit), March 31, 2001	2,173,864	(836,538)	1,337,326

Net loss	(1,610,389)	(16,267)	(1,626,656)

Partners’ capital (deficit), March 31, 2002	563,475	(852,805)	(289,330)

Net loss	(1,933,394)	(19,529)	(1,952,923)

Partners’ capital (deficit), March 31, 2003	$(1,369,919)	$(872,334)	$(2,242,253)

Series 1	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$(1,487,824)	$(129,396)	$(1,617,220)

Net loss	(195,003)	(1,970)	(196,973)

Partners’ capital (deficit), March 31, 2001	(1,682,827)	(131,366)	(1,814,193)

Net loss	(188,980)	(1,909)	(190,889)

Partners’ capital (deficit), March 31, 2002	(1,871,807)	(133,275)	(2,005,082)

Net loss	(178,983)	(1,808)	(180,791)

Partners’ capital (deficit), March 31, 2003	$(2,050,790)	$(135,083)	$(2,185,873)

Series 2	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$570,860	$(64,277)	$506,583

Net loss	(246,654)	(2,491)	(249,145)

Partners’ capital (deficit), March 31, 2001	324,206	(66,768)	257,438

Net loss	(130,369)	(1,317)	(131,686)

Partners’ capital (deficit), March 31, 2002	193,837	(68,085)	125,752

Net loss	(215,544)	(2,177)	(217,721)

Partners’ capital (deficit), March 31, 2003	$(21,707)	$(70,262)	$(91,969)

Series 3	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$(1,297,906)	$(267,568)	$(1,565,474)

Net loss	(659,525)	(6,662)	(666,187)

Partners’ capital (deficit), March 31, 2001	(1,957,431)	(274,230)	(2,231,661)

Net loss	(392,933)	(3,969)	(396,902)

Partners’ capital (deficit), March 31, 2002	(2,350,364)	(278,199)	(2,628,563)

Net loss	(439,514)	(4,440)	(443,954)

Partners’ capital (deficit), March 31, 2003	$(2,789,878)	$(282,639)	$(3,072,517)

Series 4	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$4,053,911	$(221,783)	$3,832,128

Net loss	(1,331,663)	(13,451)	(1,345,114)

Partners’ capital (deficit), March 31, 2001	2,722,248	(235,234)	2,487,014

Net loss	(821,697)	(8,300)	(829,997)

Partners’ capital (deficit), March 31, 2002	1,900,551	(243,534)	1,657,017

Net loss	(1,047,092)	(10,577)	(1,057,669)

Partners’ capital (deficit), March 31, 2003	$853,459	$(254,111)	$599,348

Series 5	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$605,927	$(36,052)	$569,875

Net loss	(140,142)	(1,416)	(141,558)

Partners’ capital (deficit), March 31, 2001	465,785	(37,468)	428,317

Net loss	(100,497)	(1,015)	(101,512)

Partners’ capital (deficit), March 31, 2002	365,288	(38,483)	326,805

Net loss	(142,799)	(1,442)	(144,241)

Partners’ capital (deficit), March 31, 2003	$222,489	$(39,925)	$182,564

Series 6	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$2,388,953	$(90,593)	$2,298,360

Net loss	(87,070)	(879)	(87,949)

Partners’ capital (deficit), March 31, 2001	2,301,883	(91,472)	2,210,411

Net loss	24,087	243	24,330

Partners’ capital (deficit), March 31, 2002	2,325,970	(91,229)	2,234,741

Net loss	90,538	915	91,453

Partners’ capital (deficit), March 31, 2003	$2,416,508	$(90,314)	$2,326,194

See notes to financial statements

STATEMENTS OF CASH FLOWS

Years ended March 31, 2003, 2002 and 2001

	Total
	2003	2002	2001
Cash flows from operating activities
Net loss	$(1,952,923)	$(1,626,656)	$(2,686,926)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	3,298	18	18,140
Share of losses from operating limited partnerships	950,064	617,075	1,691,359
Other assets	9,505	(22,499)	(34,853)
Accounts payable - affiliates	1,020,694	1,024,109	1,057,503

Net cash provided by (used in) operating activities	30,638	(7,953)	45,223

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	30,638	(7,953)	45,223

Cash and cash equivalents, beginning	186,922	194,875	149,652

Cash and cash equivalents, end	$217,560	$186,922	$194,875

	Series 1
	2003	2002	2001
Cash flows from operating activities
Net loss	$(180,791)	$(190,889)	$(196,973)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—	—
Share of losses from operating limited partnerships	—	—	—
Other assets	38,944	—	—
Accounts payable - affiliates	180,554	192,501	191,895

Net cash provided by (used in) operating activities	38,707	1,612	(5,078)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	38,707	1,612	(5,078)

Cash and cash equivalents, beginning	7,706	6,094	11,172

Cash and cash equivalents, end	$46,413	$7,706	$6,094

	Series 2
	2003	2002	2001
Cash flows from operating activities
Net loss	$(217,721)	$(131,686)	$(249,145)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—	—
Share of losses from operating limited partnerships	138,404	56,628	169,174
Other assets	—	—	—
Accounts payable - affiliates	77,320	75,619	81,545

Net cash provided by (used in) operating activities	(1,997)	561	1,574

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,997)	561	1,574

Cash and cash equivalents, beginning	6,538	5,977	4,403

Cash and cash equivalents, end	$4,541	$6,538	$5,977

	Series 3
	2003	2002	2001
Cash flows from operating activities
Net loss	$(443,954)	$(396,902)	$(666,187)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	18	53
Share of losses from operating limited partnerships	143,414	116,224	375,991
Other assets	(21,299)	(18,450)	(28,579)
Accounts payable - affiliates	319,560	305,195	316,233

Net cash provided by (used in) operating activities	(2,279)	6,085	(2,489)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,279)	6,085	(2,489)

Cash and cash equivalents, beginning	11,378	5,293	7,782

Cash and cash equivalents, end	$9,099	$11,378	$5,293

	Series 4
	2003	2002	2001
Cash flows from operating activities
Net loss	$(1,057,669)	$(829,997)	$(1,345,114)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—	—
Share of losses from operating limited partnerships	805,580	565,863	1,090,774
Other assets	(8,140)	(4,049)	(6,274)
Accounts payable - affiliates	251,722	263,397	283,054

Net cash provided by (used in) operating activities	(8,507)	(4,786)	22,440

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(8,507)	(4,786)	22,440

Cash and cash equivalents, beginning	23,212	27,998	5,558

Cash and cash equivalents, end	$14,705	$23,212	$27,998

	Series 5
	2003	2002	2001
Cash flows from operating activities
Net loss	$(144,241)	$(101,512)	$(141,558)
Adjustments to reconcile net loss to net cash used in operating activities
Distributions from operating limited partnerships	—	—	—
Share of losses from operating limited partnerships	92,275	57,626	95,103
Other assets	—	—	—
Accounts payable - affiliates	37,717	37,713	37,716

Net cash used in operating activities	(14,249)	(6,173)	(8,739)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(14,249)	(6,173)	(8,739)

Cash and cash equivalents, beginning	90,595	96,768	105,507

Cash and cash equivalents, end	$76,346	$90,595	$96,768

	Series 6
	2003	2002	2001
Cash flows from operating activities
Net income (loss)	$91,453	$24,330	$(87,949)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	3,298	—	18,087
Share of (income) losses from operating limited partnerships	(229,609)	(179,266)	(39,683)
Other assets	—	—	—
Accounts payable - affiliates	153,821	149,684	147,060

Net cash provided by (used in) operating activities	18,963	(5,252)	37,515

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	18,963	(5,252)	37,515

Cash and cash equivalents, beginning	47,493	52,745	15,230

Cash and cash equivalents, end	$66,456	$47,493	$52,745

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

March 31, 2003, 2002 and 2001

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Boston Capital Tax Credit Fund Limited Partnership (the “partnership”) (formerly American Affordable Housing VI Limited Partnership) was formed under the laws of the State of Delaware as of June 1, 1988, for the purpose of acquiring, holding, and disposing of limited partnership interests in operating limited partnerships which have acquired, developed, rehabilitated, operate and own newly constructed, existing or rehabilitated apartment complexes which qualify for the Low-Income Housing Tax Credit established by the Tax Reform Act of 1986.  Accordingly, the apartment complexes are restricted as to rent charges and operating methods.  Certain of the apartment complexes may also qualify for the Historic Rehabilitation Tax Credit for the rehabilitation of certified historic structures and are subject to the provisions of Section 42(g)(2) of the Internal Revenue Code relating to the Rehabilitation Investment Credit.  The general partner of the partnership is Boston Capital Associates Limited Partnership and the limited partner is BCTC Assignor Corp. (the assignor limited partner).

Pursuant to the Securities Act of 1933, the partnership filed a Form S-11 Registration Statement with the Securities and Exchange Commission, effective August 29, 1988, which covered the offering (the “Public Offering”) of the partnership’s beneficial assignee certificates (“BACs”) representing assignments of units of the beneficial interest of the limited partnership interest of the assignor limited partner.  The partnership registered 10,000,000 BACs at $10 per BAC for sale to the public in six series.  BACs sold in bulk were offered to investors at a reduced cost per BAC.

In accordance with the limited partnership agreement, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.

Investments in Operating Limited Partnerships

The partnership accounts for its investments in operating limited partnerships using the equity method of accounting.  Under the equity method of accounting, the partnership adjusts its investment cost for its share of each operating limited partnership’s results of operations and for any distributions received or accrued.  However, the partnership recognizes individual operating limited partnership losses only to the extent that the fund’s share of losses from the operating limited partnerships does not exceed the carrying amount of its investment and its advances to operating limited partnerships.  Unrecognized losses will be suspended and offset against future individual operating limited partnership income.

A loss in value of an investment in an operating limited partnership other than a temporary decline would be recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the partnership and the estimated residual value of the investment.

Capital contributions to operating limited partnerships are adjusted by tax credit adjusters.  Tax credit adjusters are defined as adjustments to operating limited partnership capital contributions due to reductions in actual tax credits from those originally projected.  The partnership records tax credit adjusters as a reduction in investment in operating limited partnerships and capital contributions payable.

The operating limited partnerships maintain their financial statements based on a calendar year and the partnership utilizes a March 31 year end.  The partnership records losses and income from the operating limited partnerships on a calendar year basis which is not materially different from losses and income generated if the operating limited partnerships utilized a March 31 year end.

The partnership records capital contributions payable to the operating limited partnerships once there is a binding obligation to the partnerships of a specified amount.  The operating limited partnerships record capital contributions from the partnership when received.

The partnership records acquisition costs as an increase in its investments in operating limited partnerships.  Certain operating limited partnerships have not recorded the acquisition costs as a capital contribution from the partnership.  These differences are shown as reconciling items in note C.

Cash Equivalents

Cash equivalents include repurchase agreements and money market accounts having original maturities at date of acquisition of three months or less.  The carrying amounts approximate fair value because of the short maturity of these instruments.

Income Taxes

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the general partner and assignees individually.

Fiscal Year

For financial reporting purposes the partnership uses a March 31 year end, whereas for income tax reporting purposes, the partnership uses a calendar year.  The operating limited partnerships use a calendar year for both financial and income tax reporting.

Net Loss per Beneficial Assignee Certificate

Net loss per beneficial assignee certificate is calculated based upon the number of units outstanding.  The number of units outstanding in each series for each of the three years in the period ended March 31, 2003 is as follows:

Series 1	1,299,900
Series 2	830,300
Series 3	2,882,200
Series 4	2,995,300
Series 5	489,900
Series 6	1,303,000

Total	9,800,600

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”  SFAS No. 144 provides accounting guidance for financial accounting and reporting for the impairment or disposal of long-lived assets.  SFAS No. 144 supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of.”  SFAS No. 144 is effective for fiscal years beginning after December 15, 2001.

In January 2003, the FASB issued Interpretation No. 46 (FIN 46), “Consolidation of Variable Interest Entities,” an interpretation of ARB No. 51, “Consolidated Financial Statements,” which provides new accounting guidance on when to consolidate a variable interest, as defined in FIN 46, in another entity.  FIN 46 applies to variable interests in variable interest entities acquired after January 31, 2003.  FIN 46 should be implemented no later than December 31, 2004.  The general partner is in the process of analyzing FIN 46 to determine the impact, if any, on the partnership’s financial statements.  Management has not yet made any determination of the potential impact FIN 46 might have on the partnership’s current accounting for its investments in operating limited partnerships or whether any of those investments might be required to be consolidated.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2003, 2002 and 2001, the partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual partnership management fee based on .375% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnership and 99% of the permanent financing at the operating limited partnership level.

The annual partnership management fee charged to operations net of reporting fees for the years ended March 31, 2003, 2002 and 2001 is as follows:

	2003	2002	2001

Series 1	$156,775	$166,998	$174,931
Series 2	62,223	61,949	62,446
Series 3	253,331	261,638	254,513
Series 4	216,466	241,257	220,529
Series 5	37,058	32,231	37,656
Series 6	112,625	133,429	108,281

	$838,478	$897,502	$858,356

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership were charged to each series’ operations for the years ended March 31, 2003, 2002 and 2001 as follows:

	2003	2002	2001

Series 1	$10,108	$5,638	$3,030
Series 2	7,266	5,777	3,700
Series 3	18,602	8,757	5,822
Series 4	15,475	8,462	5,751
Series 5	5,101	5,109	2,933
Series 6	8,796	5,409	2,784

	$65,348	$39,152	$24,020

Accounts payable - affiliates at March 31, 2003 and 2002 represents general and administrative expenses, partnership management fees, and may include advances which are noninterest bearing and payable to Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.  The carrying value of the accounts payable - affiliates approximates fair value.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2003, 2002 and 2001, the partnership has limited partnership interests in operating limited partnerships, which own apartment complexes.  During the year ended March 31, 2001, the partnership disposed of a portion of its interest in one of the operating limited partnerships owned by Series 2 and Series 5.  During the year ended March 31, 2001, the partnership fully disposed of its interest in one of the operating limited partnerships owned by Series 1 and Series 4.  The number of operating limited partnerships in which the partnership has limited partnership interests at March 31, 2003, 2002 and 2001 by series are as follows:

	2003	2002	2001

Series 1	18	18	18
Series 2	8	8	8
Series 3	33	33	33
Series 4	24	24	24
Series 5	5	5	5
Series 6	15	15	15

Total	103	103	103

The partnership’s investments in operating limited partnerships at March 31, 2003 are summarized as follows:

Total

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$69,626,749

Acquisition costs of operating limited partnerships	11,976,945

Syndication costs from operating limited partnerships	(45,526)

Cumulative distributions from operating limited partnerships	(125,000)

Impairment loss in investments in operating limited partnerships	(4,017,052)

Cumulative losses from operating limited partnerships	(69,582,092)

Investments in operating limited partnerships per balance sheets	7,834,024

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(439,351)

The partnership has recorded acquisition costs at March 31, 2003, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(852,435)

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 2003, which the operating limited partnerships have not included in their capital accounts as of December 31, 2002 due to different year ends (see note A).	1,466,033

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	182,949

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(57,632,682)

Impairment loss in investments in operating limited partnerships	4,017,051

Other	73,640

Equity per operating limited partnerships’ combined financial statements	$(45,350,771)

	Series 1	Series 2	Series 3

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$9,037,551	$5,565,026	$20,710,406

Acquisition costs of operating limited partnerships	1,569,525	1,005,656	3,486,122

Syndication costs from operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(4,140)	(6,246)	(48,146)

Impairment loss in investments in operating limited partnerships	—	(876,844)	(1,402,374)

Cumulative losses from operating limited partnerships	(10,602,936)	(5,469,080)	(22,730,707)

Investments in operating limited partnerships per balance sheets	—	218,512	15,301

	Series 1	Series 2	Series 3

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	—	(311,339)	(128,012)

The partnership has recorded acquisition costs at March 31, 2003, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(581,787)	(46,332)	116,864

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 2003, which the operating limited partnerships have not included in their capital accounts as of December 31, 2002 due to different year ends (see note A).	667,397	—	798,636

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	31,815	63,725	47,192

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(26,139,950)	(3,156,449)	(18,590,756)

Impairment loss in investments in operating limited partnerships	—	876,844	1,402,373

Other	(4,192)	(361,065)	297,876

Equity per operating limited partnerships’ combined financial statements	$(26,026,717)	$(2,716,104)	$(16,040,526)

	Series 4	Series 5	Series 6

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$21,719,700	$3,273,323	$9,320,743

Acquisition costs of operating limited partnerships	3,661,756	599,776	1,654,110

Syndication costs from operating limited partnerships	—	(45,526)	—

Cumulative distributions from operating limited partnerships	(12,414)	—	(54,054)

Impairment loss in investments in operating limited partnerships	(654,684)	(450,835)	(632,315)

Cumulative losses from operating limited partnerships	(21,442,426)	(3,050,631)	(6,286,312)

Investments in operating limited partnerships per balance sheets	3,271,932	326,107	4,002,172

	Series 4	Series 5	Series 6

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2003, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(667,777)	8,269	318,328

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 2003, which the operating limited partnerships have not included in their capital accounts as of December 31, 2002 due to different year ends (see note A).	—	—	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	14,643	—	25,574

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(5,842,213)	(1,315,845)	(2,587,469)

Impairment loss in investments in operating limited partnerships	654,684	450,835	632,315

Other	85,964	(154,146)	209,203

Equity per operating limited partnerships’ combined financial statements	$(2,482,767)	$(684,780)	$2,600,123

The partnership’s investments in operating limited partnerships at March 31, 2002 are summarized as follows:

Total

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$69,626,749

Acquisition costs of operating limited partnerships	11,976,945

Syndication costs from operating limited partnerships	(45,526)

Cumulative distributions from operating limited partnerships	(121,702)

Impairment loss in investments in operating limited partnerships	(4,017,052)

Cumulative losses from operating limited partnerships	(68,908,480)

Investments in operating limited partnerships per balance sheets	8,510,934

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(439,351)

The partnership has recorded acquisition costs at March 31, 2002, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(852,435)

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 2002, which the operating limited partnerships have not included in their capital accounts as of December 31, 2001 due to different year ends (see note A).	1,466,033

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	182,949

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(51,124,749)

Impairment loss in investments in operating limited partnerships	4,017,052

Other	78,890

Equity per operating limited partnerships’ combined financial statements	$(38,160,677)

	Series 1	Series 2	Series 3

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$9,037,551	$5,565,026	$20,710,406

Acquisition costs of operating limited partnerships	1,569,525	1,005,656	3,486,122

Syndication costs from operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(4,140)	(6,246)	(48,146)

Impairment loss in investments in operating limited partnerships	—	(876,844)	(1,402,374)

Cumulative losses from operating limited partnerships	(10,602,936)	(5,418,422)	(22,655,621)

Investments in operating limited partnerships per balance sheets	—	269,170	90,387

	Series 1	Series 2	Series 3

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	—	(311,339)	(128,012)

The partnership has recorded acquisition costs at March 31, 2002, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(581,787)	(46,332)	116,864

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 2002, which the operating limited partnerships have not included in their capital accounts as of December 31, 2001 due to different year ends (see note A).	667,397	—	798,636

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	31,815	63,725	47,192

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(23,537,635)	(2,783,895)	(16,835,810)

Impairment loss in investments in operating limited partnerships	—	876,844	1,402,374

Other	(1,703)	(361,065)	300,572

Equity per operating limited partnerships’ combined financial statements	$(23,421,913)	$(2,292,892)	$(14,207,797)

	Series 4	Series 5	Series 6

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$21,719,700	$3,273,323	$9,320,743

Acquisition costs of operating limited partnerships	3,661,756	599,776	1,654,110

Syndication costs from operating limited partnerships	—	(45,526)	—

Cumulative distributions from operating limited partnerships	(12,414)	—	(50,756)

Impairment loss in investments in operating limited partnerships	(654,684)	(450,835)	(632,315)

Cumulative losses from operating limited partnerships	(20,686,774)	(3,028,806)	(6,515,921)

Investments in operating limited partnerships per balance sheets	4,027,584	347,932	3,775,861

	Series 4	Series 5	Series 6

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2002, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(667,777)	8,269	318,328

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 2002, which the operating limited partnerships have not included in their capital accounts as of December 31, 2001 due to different year ends (see note A).	—	—	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	14,643	—	25,574

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,774,007)	(1,239,551)	(1,953,851)

Impairment loss in investments in operating limited partnerships	654,684	450,835	632,315

Other	85,972	(154,146)	209,260

Equity per operating limited partnerships’ combined financial statements	$(658,901)	$(586,661)	$3,007,487

The combined summarized balance sheets of the operating limited partnerships at December 31, 2002 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 1	Series 2	Series 3
ASSETS

Buildings and improvements, net of accumulated depreciation	$158,974,966	$13,658,422	$18,469,072	$40,001,201
Land	14,126,609	1,487,098	1,123,628	3,959,439
Other assets	16,865,454	3,140,777	1,091,139	4,364,183

	$189,967,029	$18,286,297	$20,683,839	$48,324,823

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$199,519,861	$34,653,812	$20,368,465	$53,597,305
Accounts payable and accrued expenses	28,995,981	8,019,897	2,559,088	8,373,441
Other liabilities	21,779,390	1,783,056	1,653,492	5,659,834

	250,295,232	44,456,765	24,581,045	67,630,580
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(45,350,771)	(26,026,717)	(2,716,104)	(16,040,526)
Other partners	(14,977,432)	(143,751)	(1,181,102)	(3,265,231)

	(60,328,203)	(26,170,468)	(3,897,206)	(19,305,757)

	$189,967,029	$18,286,297	$20,683,839	$48,324,823

	Series 4	Series 5	Series 6
ASSETS

Buildings and improvements, net of accumulated depreciation	$42,492,000	$14,277,328	$30,076,943
Land	4,005,820	782,896	2,767,728
Other assets	4,287,679	394,828	3,586,848

	$50,785,499	$15,455,052	$36,431,519

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$45,030,925	$14,931,579	$30,937,775
Accounts payable and accrued expenses	6,508,707	186,874	3,347,974
Other liabilities	6,865,044	3,298,499	2,519,465

	58,404,676	18,416,952	36,805,214
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(2,482,767)	(684,780)	2,600,123
Other partners	(5,136,410)	(2,277,120)	(2,973,818)

	(7,619,177)	(2,961,900)	(373,695)

	$50,785,499	$15,455,052	$36,431,519

The combined summarized balance sheets of the operating limited partnerships at December 31, 2001 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 1	Series 2	Series 3
ASSETS

Buildings and improvements, net of accumulated depreciation	$168,119,101	$15,392,210	$18,961,908	$42,557,283
Land	14,053,489	1,487,098	1,123,628	3,796,769
Other assets	17,589,651	3,484,239	1,202,278	4,259,724

	$199,762,241	$20,363,547	$21,287,814	$50,613,776

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$201,939,861	$34,780,016	$20,233,179	$54,504,843
Accounts payable and accrued expenses	26,856,297	7,292,531	2,535,088	7,731,134
Other liabilities	21,131,580	1,821,138	1,592,560	5,251,849

	249,927,738	43,893,685	24,360,827	67,487,826
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(38,160,677)	(23,421,913)	(2,292,892)	(14,207,797)
Other partners	(12,004,820)	(108,225)	(780,121)	(2,666,253)

	(50,165,497)	(23,530,138)	(3,073,013)	(16,874,050)

	$199,762,241	$20,363,547	$21,287,814	$50,613,776

	Series 4	Series 5	Series 6
ASSETS

Buildings and improvements, net of accumulated depreciation	$44,819,867	$14,968,803	$31,419,030
Land	3,997,870	880,396	2,767,728
Other assets	4,350,279	390,655	3,902,476

	$53,168,016	$16,239,854	$38,089,234

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$45,482,775	$15,227,038	$31,712,010
Accounts payable and accrued expenses	5,929,844	175,469	3,192,231
Other liabilities	6,658,170	3,280,216	2,527,647

	58,070,789	18,682,723	37,431,888
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(658,901)	(586,661)	3,007,487
Other partners	(4,243,872)	(1,856,208)	(2,350,141)

	(4,902,773)	(2,442,869)	657,346

	$53,168,016	$16,239,854	$38,089,234

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2002 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 1	Series 2	Series 3
Revenue
Rental	$36,022,897	$5,273,504	$2,388,546	$8,895,718
Interest and other	2,087,196	170,766	480,500	387,137

	38,110,093	5,444,270	2,869,046	9,282,855
Expenses
Interest	10,596,629	1,101,701	943,547	2,518,366
Depreciation and amortization	9,223,658	1,089,914	667,607	2,498,494
Taxes and insurance	4,679,164	812,852	173,810	1,180,586
Repairs and maintenance	8,208,612	1,236,139	867,836	2,096,767
Operating expenses	12,788,846	2,486,917	690,084	3,072,510
Other expenses	1,506,751	298,611	350,355	246,392
Impairment loss	1,240,953	1,055,953	—	92,500

	48,244,613	8,082,087	3,693,239	11,705,615

NET LOSS	$(10,134,520)	$(2,637,817)	$(824,193)	$(2,422,760)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(7,208,543)	$(2,602,315)	$(423,212)	$(1,830,032)

Net loss allocated to other partners	$(2,925,977)	$(35,502)	$(400,981)	$(592,728)

*

Amounts include $2,602,315, $284,808, $1,686,618, $1,033,602, $10,751 and $640,385 for Series 1, Series 2, Series 3, Series 4, Series 5 and Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 4	Series 5	Series 6
Revenue
Rental	$9,946,015	$1,783,209	$7,735,905
Interest and other	378,512	409,214	261,067

	10,324,527	2,192,423	7,996,972
Expenses
Interest	3,264,235	715,672	2,053,108
Depreciation and amortization	2,626,140	465,777	1,875,726
Taxes and insurance	1,420,969	70,967	1,019,980
Repairs and maintenance	2,005,207	667,901	1,334,762
Operating expenses	3,378,156	769,153	2,392,026
Other expenses	261,718	24,984	324,691
Impairment loss	92,500	—	—

	13,048,925	2,714,454	9,000,293

NET LOSS	$(2,724,398)	$(522,031)	$(1,003,321)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(1,839,182)	$(103,026)	$(410,776)

Net loss allocated to other partners	$(885,216)	$(419,005)	$(592,545)

*

Amounts include $2,602,315, $284,808, $1,686,618, $1,033,602, $10,751 and $640,385 for Series 1, Series 2, Series 3, Series 4, Series 5 and Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2001 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 1	Series 2	Series 3
Revenue
Rental	$35,068,554	$5,134,323	$2,246,609	$8,663,167
Interest and other	2,435,672	171,848	594,393	368,024

	37,504,226	5,306,171	2,841,002	9,031,191
Expenses
Interest	11,802,971	1,083,744	1,507,193	2,574,390
Depreciation and amortization	9,261,557	1,075,397	661,541	2,525,565
Taxes and insurance	4,288,722	732,954	204,240	1,110,565
Repairs and maintenance	6,772,804	1,203,066	362,125	1,849,846
Operating expenses	12,892,667	2,244,629	949,917	3,034,993
Other expenses	1,551,812	438,005	346,691	343,855
Impairment loss	1,320,000	—	—	660,000

	47,890,533	6,777,795	4,031,707	12,099,214

NET LOSS	$(10,386,307)	$(1,471,624)	$(1,190,705)	$(3,068,023)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(6,652,608)	$(1,456,604)	$(445,723)	$(2,591,017)

Net loss allocated to other partners	$(3,733,699)	$(15,020)	$(744,982)	$(477,006)

*

Amounts include $1,456,604, $389,095, $2,474,793, $1,047,566, $160,298 and $507,177 for Series 1, Series 2, Series 3, Series 4, Series 5 and Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 4	Series 5	Series 6
Revenue
Rental	$9,770,012	$1,664,078	$7,590,365
Interest and other	602,231	453,418	245,758

	10,372,243	2,117,496	7,836,123
Expenses
Interest	3,255,868	1,211,119	2,170,657
Depreciation and amortization	2,637,613	468,946	1,892,495
Taxes and insurance	1,240,178	121,484	879,301
Repairs and maintenance	1,877,926	251,728	1,228,113
Operating expenses	3,546,629	908,970	2,207,529
Other expenses	108,950	72,939	241,372
Impairment loss	660,000	—	—

	13,327,164	3,035,186	8,619,467

NET LOSS	$(2,954,921)	$(917,690)	$(783,344)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(1,613,429)	$(217,924)	$(327,911)

Net loss allocated to other partners	$(1,341,492)	$(699,766)	$(455,433)

*

Amounts include $1,456,604, $389,095, $2,474,793, $1,047,566, $160,298 and $507,177 for Series 1, Series 2, Series 3, Series 4, Series 5 and Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2000 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 1	Series 2	Series 3
Revenue
Rental	$33,025,913	$5,018,260	$2,011,045	$8,052,625
Interest and other	4,202,461	200,926	1,027,326	971,844

	37,228,374	5,219,186	3,038,371	9,024,469
Expenses
Interest	11,107,477	1,036,726	774,714	3,075,614
Depreciation and amortization	9,140,672	1,059,179	585,120	2,516,423
Taxes and insurance	3,831,540	685,423	182,902	879,076
Repairs and maintenance	6,727,661	1,187,286	501,663	1,601,618
Operating expenses	12,153,829	2,225,792	945,543	3,005,092
Other expenses	1,377,080	125,240	35,465	404,276
Impairment loss	—	—	—	—

	44,338,259	6,319,646	3,025,407	11,482,099

NET INCOME (LOSS)	$(7,109,885)	$(1,100,460)	$12,964	$(2,457,630)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(5,891,022)	$(1,090,707)	$(305,905)	$(2,016,905)

Net income (loss) allocated to other partners	$(1,218,863)	$(9,753)	$318,869	$(440,725)

*

Amounts include $1,090,708, $136,731, $1,640,914, $803,790, $24,868 and $502,652 for Series 1, Series 2, Series 3, Series 4, Series 5 and Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 4	Series 5	Series 6
Revenue
Rental	$9,326,248	$1,464,552	$7,153,183
Interest and other	619,397	965,460	417,508

	9,945,645	2,430,012	7,570,691
Expenses
Interest	3,344,596	513,003	2,362,824
Depreciation and amortization	2,673,148	458,314	1,848,488
Taxes and insurance	1,141,428	107,854	834,857
Repairs and maintenance	1,861,483	431,748	1,143,863
Operating expenses	3,190,729	683,634	2,103,039
Other expenses	468,915	73,795	269,389
Impairment loss	—	—	—

	12,680,299	2,268,348	8,562,460

NET INCOME (LOSS)	$(2,734,654)	$161,664	$(991,769)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(1,894,564)	$(119,971)	$(462,970)

Net income (loss) allocated to other partners	$(840,090)	$281,635	$(528,799)

*

Amounts include $1,090,708, $136,731, $1,640,914, $803,790, $24,868 and $502,652 for Series 1, Series 2, Series 3, Series 4, Series 5 and Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN

The partnership’s net loss for financial reporting and income tax return purposes for the year ended March 31, 2003 is reconciled as follows:

	Total	Series 1	Series 2	Series 3
Net loss for financial reporting purposes	$(1,952,923)	$(180,791)	$(217,721)	$(443,954)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,222,812)	(642,490)	(77,019)	(282,285)

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(6,258,479)	(2,602,315)	(284,808)	(1,686,618)

Other	278,081	1,112,046	(383,057)	(415,646)

Related party expenses	136,914	(5,775)	—	88,685

Impairment loss not recognized for tax purposes	—	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(69,457)	(10,661)	(9,593)	(56,109)

Partnership management fees not deductible for tax purposes until paid	1,020,694	180,554	77,320	319,560

Loss for income tax return purposes, year ended December 31, 2002	$(8,067,982)	$(2,149,432)	$(894,878)	$(2,476,367)

	Series 4	Series 5	Series 6

Net income (loss) for financial reporting purposes	$(1,057,669)	$(144,241)	$91,453

Excess of tax depreciation over book depreciation on operating limited partnership assets	(117,286)	(9,441)	(94,291)

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,033,603)	(10,750)	(640,385)

Other	119,798	(137,670)	(17,390)

Related party expenses	72,919	(16,774)	(2,141)

Impairment loss not recognized for tax purposes	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(27,828)	34,526	208

Partnership management fees not deductible for tax purposes until paid	251,722	37,717	153,821

Loss for income tax return purposes, year ended December 31, 2002	$(1,791,947)	$(246,633)	$(508,725)

The partnership’s net loss for financial reporting and income tax return purposes for the year ended March 31, 2002 is reconciled as follows:

		Total	Series 1	Series 2	Series 3
Net loss for financial reporting purposes		$(1,626,656)	$(190,889)	$(131,686)	$(396,902)

Add:	Related party expenses	126,940	13,987	4,904	—
	Other	1,391,233	—	803,598	—

Less:	Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,914,984)	(642,808)	(360,888)	(269,418)
	Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(6,035,533)	(1,456,604)	(389,095)	(2,474,793)
	Other	(672,593)	(233,353)	—	(337,619)
	Related party expenses	(84,638)	—	—	(84,638)

Impairment loss not recognized for tax purposes		653,400	—	—	539,550

Difference due to fiscal year for book purposes and calendar year for tax purposes		(28,328)	(5,581)	(1,448)	(769)

Partnership management fees not deductible for tax purposes until paid		951,072	180,864	67,344	269,988

Loss for income tax return purposes, year ended December 31, 2001		$(7,240,087)	$(2,334,384)	$(7,271)	$(2,754,601)

		Series 4	Series 5	Series 6

Net income (loss) for financial reporting purposes		$(829,997)	$(101,512)	$24,330

Add:	Related party expenses	73,063	14,144	20,842
	Other	—	587,635	—

Less:	Excess of tax depreciation over book depreciation on operating limited partnership assets	(131,868)	(395,111)	(114,891)
	Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,047,566)	(160,298)	(507,177)
	Other	—	—	(101,621)
	Related party expenses	—	—	—

Impairment loss not recognized for tax purposes		113,850	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes		32,612	(1,139)	(52,003)

Partnership management fees not deductible for tax purposes until paid		250,884	37,716	144,276

Loss for income tax return purposes, year ended December 31, 2001		$(1,539,022)	$(18,565)	$(586,244)

The partnership’s net loss for financial reporting purposes and net income (loss) for income tax return purposes for the year ended March 31, 2001 is reconciled as follows:

		Total	Series 1	Series 2	Series 3
Net loss for financial reporting purposes		$(2,686,926)	$(196,973)	$(249,145)	$(666,187)

Add:	Related party expenses	—	—	—	—
	Other	7,504,210	1,970,656	—	465,727

Less:	Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,003,585)	(473,740)	(105,780)	(242,642)
	Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(4,199,662)	(1,090,707)	(136,731)	(1,640,914)
	Other	(835,551)	—	(592,262)	—
	Related party expenses	—	—	—	—

Impairment loss not recognized for tax purposes		—	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes		333,991	1,780	210,104	3,645

Partnership management fees not deductible for tax purposes until paid		951,072	180,864	67,344	269,988

Income (loss) for income tax return purposes, year ended December 31, 2000		$63,549	$391,880	$(806,470)	$(1,810,383)

		Series 4	Series 5	Series 6

Net loss for financial reporting purposes		$(1,345,114)	$(141,558)	$(87,949)

Add:	Related party expenses	—	—	—
	Other	5,011,696	—	56,131

Less:	Excess of tax depreciation over book depreciation on operating limited partnership assets	(73,645)	(18,854)	(88,924)
	Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(803,790)	(24,868)	(502,652)
	Other	—	(243,289)	—
	Related party expenses	—	—	—

Impairment loss not recognized for tax purposes		—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes		4,149	114,541	(228)

Partnership management fees not deductible for tax purposes until paid		250,884	37,716	144,276

Income (loss) for income tax return purposes, year ended December 31, 2000		$3,044,180	$(276,312)	$(479,346)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2003, are as follows:

	Total	Series 1	Series 2	Series 3

Investments in operating limited partnerships - tax return December 31, 2002	$(31,512,049)	$(15,966,405)	$(2,366,159)	$(11,317,566)

Add back losses not recognized under the equity method	57,632,682	26,139,950	3,156,449	18,590,756

Historic tax credits	5,438,567	—	—	1,754,704

Less share of loss - three months ended March 31, 2003	(1,466,033)	(667,397)	—	(798,636)

Impairment loss not recognized for tax purposes	(16,858,841)	(11,733,741)	—	(4,171,825)

Impairment loss in investments in operating limited partnerships	(4,017,051)	—	(876,844)	(1,402,373)

Other	(1,383,251)	2,227,593	305,066	(2,639,759)

Investments in operating limited partnerships - as reported	$7,834,024	$—	$218,512	$15,301

	Series 4	Series 5	Series 6

Investments in operating limited partnerships - tax return December 31, 2002	$(2,528,196)	$32,305	$633,972

Add back losses not recognized under the equity method	5,842,213	1,315,845	2,587,469

Historic tax credits	3,125,698	—	558,165

Less share of loss - three months ended March 31, 2003	—	—	—

Impairment loss not recognized for tax purposes	(953,275)	—	—

Impairment loss in investments in operating limited partnerships	(654,684)	(450,835)	(632,315)

Other	(1,559,824)	(571,208)	854,881

Investments in operating limited partnerships - as reported	$3,271,932	$326,107	$4,002,172

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2002, are as follows:

	Total	Series 1	Series 2	Series 3

Investments in operating limited partnerships - tax return December 31, 2001	$(23,525,955)	$(13,827,871)	$(1,482,871)	$(8,878,288)

Add back losses not recognized under the equity method	51,124,749	23,537,635	2,783,895	16,835,810

Historic tax credits	5,438,567	—	—	1,754,704

Less share of loss - three months ended March 31, 2002	(1,466,033)	(667,397)	—	(798,636)

Impairment loss not recognized for tax purposes	(15,617,888)	(10,677,788)	—	(4,079,325)

Impairment loss in investments in operating limited partnerships	(4,017,052)	—	(876,844)	(1,402,374)

Other	(3,425,454)	1,635,421	(155,010)	(3,341,504)

Investments in operating limited partnerships - as reported	$8,510,934	$—	$269,170	$90,387

	Series 4	Series 5	Series 6

Investments in operating limited partnerships - tax return December 31, 2001	$(764,446)	$265,660	$1,161,861

Add back losses not recognized under the equity method	4,774,007	1,239,551	1,953,851

Historic tax credits	3,125,698	—	558,165

Less share of loss - three months ended March 31, 2002	—	—	—

Impairment loss not recognized for tax purposes	(860,775)	—	—

Impairment loss in investments in operating limited partnerships	(654,684)	(450,835)	(632,315)

Other	(1,592,216)	(706,444)	734,299

Investments in operating limited partnerships - as reported	$4,027,584	$347,932	$3,775,861

NOTE E - CASH EQUIVALENTS

Cash equivalents of $200,000 and $150,000 as of March 31, 2003 and 2002, respectively, include a repurchase agreement and a money market account with interest rates ranging from 1.00% to 2.00% per annum.

NOTE F - CONTINGENCY

Glenhaven Park Partners, A California L.P., an operating limited partnership, filed for Chapter 11 bankruptcy protection in 2001.  The property contains 12 single family units each with an individual mortgage note.  The Reorganization Plan involved bringing current one of the seven delinquent notes in order to remain compliant with IRS Section 42 minimum requirements, thus avoiding disallowance and full recapture of the tax credits.  The plan was successful and the bankruptcy was dismissed in February 2002.  However, under the plan only one delinquent note was cured and the six remaining delinquent loans were foreclosed upon and the related housing units were removed from the operating limited partnership.  As a result of the foreclosure of the six notes, the operating limited partnership did face partial recapture of tax credits previously taken of approximately $50,000.

NOTE G - QUARTERLY FINANCIAL INFORMATION - UNAUDITED

The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2003

Total revenue	$5,476	$3,028	$8,514	$902

Loss from operations	(244,115)	(264,523)	(265,027)	(229,194)

Equity in loss of investments in operating partnerships	(169,087)	(152,858)	(343,782)	(284,337)

Net loss	(413,202)	(417,381)	(608,809)	(513,531)

2002

Total revenue	$1,484	$815	$37,381	$1,028

Loss from operations	(241,972)	(293,181)	(241,536)	(232,892)

Equity in loss of investments in operating partnerships	(243,938)	(241,431)	(151,531)	19,825

Net loss	(485,910)	(534,612)	(393,067)	(213,067)

2001

Total revenue	$851	$783	$1,009	$1,878

Loss from operations	(250,830)	(296,777)	(192,948)	(255,012)

Equity in loss of investments in operating partnerships	(335,644)	(376,461)	(399,442)	(579,812)

Net loss	(586,474)	(673,238)	(592,390)	(834,824)

NOTE H — SUBSEQUENT EVENTS

In May 2003, the partnership sold its investment in Hidden Cove Associates, which is split between Series 3 and Series 15 in Boston Capital Tax Credit Fund III L.P. (BCTC III) for proceeds of $1,710,981 and $148,373, respectively.  The sale will result in a gain on sale of investments for Series 3 of $1,710,981 and $82,207 for Series 15.

In June 2003, the partnership sold its investment in California Investors VI, which is split between Series 3 and Series 17 in BCTC III for proceeds of $408,835 and $28,682, respectively.  The sale will result in a gain on sale of investments for Series 3 of $408,835 and $0 for Series 17.

Boston Capital Tax Credit Fund Limited Partnership - Series 1
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
APPLE HILL, L.P.	1,464,851	56,000	1,857,492	15,911	56,000	1,873,403	1,929,403	1,007,806	1/88	2/89	7-27.5 yrs

BOLIVAR MANOR L.P.	869,283	111,316	999,415	133,567	111,316	1,132,982	1,244,298	643,799	11/88	1/89	27.5 yrs

BRIARWOOD - VERO BEACH	1,456,796	96,546	1,866,664	92,917	96,546	1,959,581	2,056,127	681,180	8/89	1/89	40 yrs

COLDWATER LTDH	925,512	35,750	1,203,836	33,616 *	35,750	1,237,452	1,273,202	677,103	7/89	12/88	5-27.5 yrs

CONNEAUT, LTD.	1,156,455	50,000	1,439,961	126,514	50,000	1,566,475	1,616,475	938,585	4/88	1/89	27.5 yrs

COUNTRY VILLAGE	3,130,820	179,385	3,843,452	67,869	192,794	3,911,321	4,104,115	1,946,951	4/89	1/89	5-27.5 yrs

ELK RAPIDS II APTS	729,795	37,000	929,264	13,190	37,000	942,454	979,454	536,524	2/89	12/88	5-27.5 yrs

GENESEE COMMONS	9,852,056	250,000	11,622,137	(7,457,011)	250,000	4,165,126	4,415,126	4,415,126	12/88	11/88	5-27.5 yrs

GENEVA, LTD.	1,172,703	60,300	1,450,936	144,184	60,300	1,595,120	1,655,420	964,719	8/88	1/89	7-27.5 yrs

GREEN ACRES-YULEE	1,459,134	90,650	1,908,145	(353,722)	90,650	1,554,423	1,645,073	805,535	8/89	1/89	5-27.5 yrs

INGLEWOOD MEADOWS	1,465,264	123,200	1,886,119	52,192	123,200	1,938,311	2,061,511	986,787	11/88	12/88	27.5 yrs

KINGSTON PROPERTY	5,184,279	50,000	6,024,746	(1,562,406)	50,000	4,462,340	4,512,340	2,940,150	6/89	12/88	27.5 yrs

RIVERSIDE PLACE	952,699	65,200	1,202,452	31,987	65,200	1,234,439	1,299,639	688,801	7/89	12/88	5-27.5 yrs

TOWNHOMES MINNEHAHA COURT	1,080,167	64,827	1,766,883	28,439 *	64,827	1,795,322	1,860,149	940,832	11/88	11/88	5-27.5 yrs

VIRGINIA CIRCLE LP	634,666	44,936	1,096,944	(23,321)*	44,936	1,073,623	1,118,559	562,965	6/88	11/88	5-27.5 yrs

WEWAHITCHKA, LTD.	700,810	28,179	950,637	3,123	28,179	953,760	981,939	516,149	6/88	12/88	5-27.5 yrs

WOOD CREEK MANOR	953,259	10,000	1,274,577	24,711	10,000	1,299,288	1,309,288	728,746	7/89	12/88	5-27.5 yrs

WOODLAND TERRACE	1,465,263	120,400	1,885,256	55,970	120,400	1,941,226	2,061,626	996,466	11/88	12/88	5-27.5 yrs

	34,653,812	1,473,689	43,208,916	(8,572,270)	1,487,098	34,636,646	36,123,744	20,978,224

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

**There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund Limited Partnership - Series 1

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$56,048,622
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	948,241
Other	0
		$948,241
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/93		$56,996,863
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	87,241
Other	0
		$87,241
Deductions during period:
Cost of real estate sold	$0
Other*	(676,202)
		$(676,202)
Balance at close of period - 3/31/94		$56,407,902
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	219,775
Other	0
		$219,775
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0
Balance at close of period - 3/31/95		$56,627,677

Balance at close of period - 3/31/95		$56,627,677
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	561,834
Other	0
		$561,834
Deductions during period:
Cost of real estate sold	$0
Other	(404,688)
		$(404,688)
Balance at close of period - 3/31/96		$56,784,823
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	96,701
Other	0
		$96,701
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/97		$56,881,524
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,124,065
Other	0
		$2,124,065
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$59,005,589

Balance at close of period - 3/31/98		$59,005,589
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	140,910
Other	0
		$140,910
Deductions during period:
Cost of real estate sold	$0
Other **	(15,866,273)
		$(15,866,273)
Balance at close of period - 3/31/99		$43,280,226

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	226,938
Other	0
		$226,938
Deductions during period:
Cost of real estate sold	$0
Other**	(2,663,749)
		$(2,663,749)
Balance at close of period - 3/31/00		$40,843,415

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	63,134
Other	0
		$63,134
Deductions during period:
Cost of real estate sold	$0
Other**	(4,309,818)
		$(4,309,818)
Balance at close of period - 3/31/01		$36,596,731

Balance at close of period - 3/31/01		$36,596,731
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	199,408
Other	0
		$199,408
Deductions during period:
Cost of real estate sold	$0
Other**	0
		$0
Balance at close of period - 3/31/02		$36,796,139
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	383,558
Other	0
		$383,558
Deductions during period:
Cost of real estate sold	$0
Other**	(1,055,953)
		$(1,055,953)
Balance at close of period - 3/31/03		$36,123,744

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$6,809,399
Current year expense	$2,384,747
Balance at close of period - 3/31/93		$9,194,146
Current year expense	$1,365,846
Balance at close of period - 3/31/94		$10,559,992
Current year expense	$2,061,874
Balance at close of period - 3/31/95		$12,621,866
Current year expense	$1,958,217
Balance at close of period - 3/31/96		$14,580,083
Current year expense	$2,005,451
Balance at close of period - 3/31/97		$16,585,534
Current year expense	$2,007,981
Balance at close of period - 3/31/98		$18,593,515
Current year expense	$2,002,521
Balance at close of period - 3/31/99		$20,596,036
Current year expense	$1,277,701
Balance at close of period - 3/31/00		$21,873,737
Current year expense	$(2,969,494)
Balance at close of period - 3/31/01		$18,904,243
Current year expense	$1,012,588
Balance at close of period - 3/31/02		$19,916,831
Current year expense	$1,061,393
Balance at close of period - 3/31/03		$20,978,224

Boston Capital Tax Credit Fund Limited Partnership - Series 2
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

		Initial cost to company		Cost capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements	Improvements		Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired

ANNADALE APTS	11,144,863	794,249	3,448,985	8,916,478		226,000	12,365,463	12,591,463	2,916,669	6/90	9/90	5-50 yrs

CALEXICO VILLAGE	1,547,111	189,545	2,140,711	22,756		189,545	2,163,467	2,353,012	547,792	4/90	2/90	5-50 yrs

GLENHAVEN PARK III	475,035	225,000	599,444	578,387		225,000	1,177,831	1,402,831	375,777	12/89	11/89	40 yrs

GLENHAVEN PARK IV	381,956	180,000	254,783	620,372		180,000	875,155	1,055,155	270,924	6/90	11/89	40 yrs

HERBER II VILLAGE	1,080,644	135,000	1,374,347	(4,711	)*	135,000	1,369,636	1,504,636	427,380	4/89	5/89	5-50 yrs

MECCA APARTMENTS	2,569,920	55,580	2,377,218	1,106,178		56,283	3,483,396	3,539,679	951,252	7/90	11/89	5-40 yrs

REDWOOD CREEK	1,749,416	100,000	2,479,092	(1,325	)*	100,000	2,477,767	2,577,767	869,082	12/89	7/89	5-50 yrs

REDONDO APTS. I	1,419,520	11,800	1,145,806	749,274		11,800	1,895,080	1,906,880	979,847	7/90	12/89	5-27.5 yrs

	20,368,465	1,691,174	13,820,386	11,987,409		1,123,628	25,807,795	26,931,423	7,338,723

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

**There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund Limited Partnership - Series 2

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$25,884,758
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(868,303)
Other	0
		$(868,303)
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/93		$25,016,455
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	137,541
Other	0
		$137,541
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/94		$25,153,996
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	201,421
Other	0
		$201,421
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$25,355,417

Balance at close of period - 3/31/95		$25,355,417
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,311,862
Other	0
		$1,311,862
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$26,667,279
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	34,395
Other	0
		$34,395
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/97		$26,701,674
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,950
Other	0
		$4,950
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$26,706,624

Balance at close of period - 3/31/98		$26,706,624
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,464
Other	0
		$1,464
Deductions during period:
Cost of real estate sold	$0
Other**	0
		$0
Balance at close of period - 3/31/99		$26,708,088

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	19,117
Other	0
		$19,117

Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/00		$26,727,205

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	51,860
Other	0
		$51,860
Deductions during period:
Cost of real estate sold	$0
Other**	0
		$0
Balance at close of period - 3/31/01		$26,779,065

Balance at close of period - 3/31/01		$26,779,065
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	64,145
Other	0
		$64,145
Deductions during period:
Cost of real estate sold	$0
Other**	0
		$0
Balance at close of period - 3/31/02		$26,843,210
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	88,213
Other	0
		$88,213
Deductions during period:
Cost of real estate sold	$0
Other**	0
		$0
Balance at close of period - 3/31/03		$26,931,423

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$1,024,113
Current year expense	$580,739
Balance at close of period - 3/31/93		$1,604,852
Current year expense	$572,977
Balance at close of period - 3/31/94		$2,177,829
Current year expense	$582,155
Balance at close of period - 3/31/95		$2,759,984
Current year expense	$571,705
Balance at close of period - 3/31/96		$3,331,689
Current year expense	$586,836
Balance at close of period - 3/31/97		$3,918,525
Current year expense	$582,095
Balance at close of period - 3/31/98		$4,500,620
Current year expense	$562,334
Balance at close of period - 3/31/99		$5,062,954
Current year expense	$551,812
Balance at close of period - 3/31/00		$5,614,766
Current year expense	$565,640
Balance at close of period - 3/31/01		$6,180,406
Current year expense	$577,268
Balance at close of period - 3/31/02		$6,757,674
Current year expense	$581,049
Balance at close of period - 3/31/03		$7,338,723

Boston Capital Tax Credit Fund Limited Partnership - Series 3
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements	Improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
128 PARK STREET	503,658	27,000	919,215	72,727		27,000	991,942	1,018,942	486,219	Jul-88	Apr-89	28 yrs.

ASHLAND INV GRP II	1,759,386	165,464	2,210,076	(17,793	)a	165,464	2,192,283	2,357,747	729,307	May-89	Mar-89	5-50 yrs.

BELFAST BIRCHES	1,072,702	50,000	1,370,933	63,306		50,000	1,434,239	1,484,239	520,549	May-89	May-89	5-27.5 yrs.

BOWDITCH SCHOOL	1,583,824	65,961	4,872,047	42,182		65,961	4,914,229	4,980,190	1,987,614	Dec-89	Aug-89	34 yrs.

CALIFORNIA INV VI	3,554,779	400,000	7,307,955	(1,458,472	)b	400,000	5,849,483	6,249,483	2,899,018	May-89	Jun-89	35 yrs.

CARRIAGE GATE APT	1,452,604	128,480	1,816,497	40,820		128,480	1,857,317	1,985,797	893,555	Nov-89	Jun-89	7-27.5 yrs.

CENTRAL PARKWAY	2,800,000	0	9,276,692	(4,964,767)		0	4,311,925	4,311,925	4,027,389	Dec-89	Sep-89	5-27.5 yrs.

COLONY COURT	1,473,596	130,000	1,819,588	6,533		130,000	1,826,121	1,956,121	930,266	Jun-89	Apr-89	7-27.5 yrs.

CRUZ BAY, LTD.	1,470,211	217,600	1,729,345	1,604		217,600	1,730,949	1,948,549	839,889	Feb-89	Feb-89	5-27.5 yrs.

FYLEX HOUSING	1,367,784	129,550	1,665,891	98,272		129,550	1,764,163	1,893,713	895,623	Jun-89	May-89	27.5 yrs.

GREENWOOD APTS.	1,415,862	55,000	1,824,558	29,189		55,000	1,853,747	1,908,747	1,015,922	Aug-89	Mar-89	7-27.5 yrs.

HIDDEN COVE APTS.	2,716,171	712,337	4,324,740	65,096	b	707,848	4,389,836	5,097,684	2,183,384	Aug-88	Apr-89	5-27.5 yrs.

JACKSON APTS	1,175,117	232,000	1,286,033	118,797		252,602	1,404,830	1,657,432	728,521	Jul-89	Jul-89	7-27.5 yrs.

LAKE NORTH APTS. II	1,041,092	60,000	1,340,829	17,152	a	60,000	1,357,981	1,417,981	506,172	Jan-89	Apr-89	5-27.5 yrs.

LAKE PARK L.P.	1,120,318	61,932	1,437,159	27,876		61,932	1,465,035	1,526,967	734,114	May-89	Apr-89	7-27.5 yrs.

LAKEWOOD TERRACE	3,496,058	124,707	2,263,782	4,628,128		124,707	6,891,910	7,016,617	2,642,442	Aug-89	May-89	27.5 yrs.

LINCOLN APTS	2,963,139	177,500	3,665,480	(2,155,489)		177,500	1,509,991	1,687,491	1,235,403	Dec-88	Feb-89	5-27.5 yrs.

MAPLEWOOD APTS.	746,270	37,900	938,775	45,358		37,900	984,133	1,022,033	357,080	Apr-89	May-89	40 yrs.

MOUND PLAZA LTD	614,791	17,058	772,173	3,230		17,059	775,403	792,462	385,165	Sep-89	Aug-89	5-27.5 yrs.

OAK CREST MANOR II	896,566	77,500	1,049,551	55,202	a	77,500	1,104,753	1,182,253	379,935	May-89	May-89	40 yrs.

Boston Capital Tax Credit Fund II Limited Partnership - Series 3
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

		Initial cost to company		Cost capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements	Improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
ORANGEWOOD VILLAS	1,454,246	98,000	1,821,138	19,210		98,000	1,840,348	1,938,348	909,184	Sep-89	Jun-89	7-27.5 yrs.

PAIGE HALL	2,253,150	633,666	2,544,140	910,330		0	3,454,470	3,454,470	1,359,682	Apr-89	Mar-89	7-27.5 yrs.

PEDCOR INV	5,015,503	200,000	7,448,711	522,399		200,000	7,971,110	8,171,110	2,944,202	May-89	Feb-89	5-27.5 yrs.

QUEENS COURT	785,175	92,200	2,185,579	84,774		92,200	2,270,353	2,362,553	1,157,354	Jan-89	Feb-89	5-27.5 yrs.

RAINBOW APTS	2,005,544	181,767	2,215,940	83,497		126,937	2,299,437	2,426,374	1,208,256	Jan-89	Jun-89	5-27.5 yrs.

RIPON APARTMENTS	838,506	29,040	1,016,757	16,425		29,040	1,033,182	1,062,222	563,832	Jul-89	Mar-89	5-27.5 yrs.

SOUTHPORT, LTD	1,213,649	52,800	1,176,478	317,033	a	52,800	1,493,511	1,546,311	686,234	Feb-89	Apr-89	5-27.5 yrs.

SUN VILLAGE APTS.	1,032,009	55,973	1,313,338	11,361		55,973	1,324,699	1,380,672	521,181	May-88	Apr-89	5-27.5 yrs.

TAYLOR TERRACE	1,039,262	70,994	1,277,601	125,865		70,994	1,403,466	1,474,460	841,607	Nov-88	Apr-89	5-27.5 yrs.

TRINIDAD APTS	907,808	70,000	1,105,890	56,910		95,189	1,162,800	1,257,989	617,436	Jun-89	Jun-89	27.5 yrs.

VASSAR APTS	906,869	60,823	1,159,060	5,385		60,823	1,164,445	1,225,268	637,019	Nov-89	Mar-89	5-27.5 yrs.

VIDALIA L.P.	1,465,106	75,000	1,887,347	50,379	a	75,000	1,937,726	2,012,726	966,257	May-89	Apr-89	7-27.5 yrs.

WILLOW STREET	1,456,550	116,380	1,798,301	57,481		116,380	1,855,782	1,972,162	1,030,587	Dec-88	Feb-89	15-27.5 yrs.

	53,597,305	4,606,632	78,841,599	(1,020,000)		3,959,439	77,821,599	81,781,038	37,820,398

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2002.

There we no carrying costs as of December 31, 2002. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund Limited Partnership - Series 3

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$83,692,934
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	52,507
Other	0
		$52,507
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/93		$83,745,441
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	46,581
Other	0
		$46,581
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$83,792,022
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,295,176
Other	0
		$4,295,176
Deductions during period:
Cost of real estate sold	0
Other	0
		$0
Balance at close of period - 3/31/95		$88,087,198

Balance at close of period - 3/31/95		$88,087,198
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	168,411
Other	0
		$168,411
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/96		$88,255,609
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	7,950,557
Other	0
		$7,950,557
Deductions during period:
Cost of real estate sold	$0
Other	(7,824,069)
		(7,824,069)
Balance at close of period - 3/31/97		$88,382,097
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(1,377,159)
Other	0
		$(1,377,159)
Deductions during period:
Cost of real estate sold	$0
Other	(3,844,767)
		(3,844,767)
Balance at close of period - 3/31/98		$83,160,171

Balance at close of period - 3/31/98		$83,160,171
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(3,829,441)
Other	0
		$(3,829,441)
Deductions during period:
Cost of real estate sold	$0
Other	1,588,310
		1,588,310
Balance at close of period - 3/31/99		$80,919,040
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,734,899
Other	0
		$4,734,899
Deductions during period:
Cost of real estate sold	$0
Other	(4,318,070)
		(4,318,070)
Balance at close of period - 3/31/00		$81,335,869
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	302,159
Other	0
		$302,159
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$81,638,028

Balance at close of period - 3/31/01		$81,638,028
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	68,383
Other	0
		$68,383
Deduction during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$81,706,411
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	74,627
Other	0
		$74,627
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$81,781,038

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$7,778,563
Current year expense	$2,897,006
Balance at close of period - 3/31/93		$10,675,569
Current year expense	$2,848,313
Balance at close of period - 3/31/94		$13,523,882
Current year expense	$2,914,588
Balance at close of period - 3/31/95		$16,438,470
Current year expense	$2,967,670
Balance at close of period - 3/31/96		$19,406,140
Current year expense	$2,896,912
Balance at close of period - 3/31/97		$22,303,052
Current year expense	$(88,832)
Balance at close of period - 3/31/98		$22,214,220
Current year expense	$5,783,312
Balance at close of period - 3/31/99		$27,997,532
Current year expense	$2,732,680
Balance at close of period - 3/31/00		$30,730,212
Current year expense	$2,172,961
Balance at close of period - 3/31/01		$32,903,173
Current year expense	$2,449,186
Balance at close of period - 3/31/02		$35,352,359
Current year expense	$2,468,039
Balance at close of period - 3/31/03		$37,820,398

Boston Capital Tax Credit Fund Limited Partnership - Series 4

Schedule III - Real Estate and Accumulated Depreciation

March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
ARMORY SQUARE LTD	1,989,807	59,900	3,890,990	137,477	59,900	4,028,467	4,088,367	1,416,887	Sep-89	Jul-89	5-27.5 yrs.

AUBURN TRACE LTD	9,455,176	730,000	5,564,052	9,321,812	730,000	14,885,864	15,615,864	7,763,650	Jan-90	Jun-89	5-27.5 yrs.

AULT APARTMENTS	485,092	12,058	570,737	114	21,268	570,851	592,119	365,985	Jul-89	Jun-89	7-27.5 yrs.

BOWDITCH SCHOOL	1,583,824	65,961	4,872,047	42,182	65,961	4,914,229	4,980,190	1,987,614	Dec-89	Aug-89	7-34 yrs.

BURLWOOD APTS	361,624	20,000	267,333	112,829	20,000	380,162	400,162	186,521	Aug-89	Jun-89	7-27.5 yrs.

CAMBRIA COMMONS	1,034,192	5,808	1,489,672	25,283	5,808	1,514,955	1,520,763	757,869	Jul-89	Sep-89	5-27.5 yrs.

CENTRAL PARKWAY TOWERS	2,800,000	0	9,276,692	(4,964,767)	0	4,311,925	4,311,925	4,027,389	Dec-89	Sep-89	5-27.5 yrs.

CLEAR VIEW APTS	745,167	45,000	928,226	(49,210)	45,000	879,016	924,016	490,542	Nov-89	Oct-89	7-27.5 yrs.

FULLER TOWNHOMES	469,235	33,600	642,804	17,980	33,600	660,784	694,384	354,886	Jan-88	Apr-89	7-27.5 yrs.

GREENWOOD TERR	1,063,694	80,439	1,352,865	6,463	80,439	1,359,328	1,439,767	685,238	Sep-89	Jul-89	7-27.5 yrs.

HAVEN PARK II	472,610	225,000	1,038,703	7,450	225,000	1,046,153	1,271,153	511,241	Jun-89	Jul-89	7-40 yrs.

LANDMARK LP	2,665,678	425,800	3,843,617	297,148	425,800	4,140,765	4,566,565	1,536,773	May-89	Aug-89	5-27.5 yrs.

MEADOWCREST APTS	2,816,157	286,065	867,009	4,205,899	286,065	5,072,908	5,358,973	2,521,997	Oct-90	Sep-89	5-27.5 yrs.

MILLIKEN APTS	847,971	40,000	860,882	34,818	73,913	895,700	969,613	546,393	Aug-89	Sep-89	7-27.5 yrs.

MONTANA AVE. APTS	621,758	92,179	1,007,036	48,760	93,846	1,055,796	1,149,642	528,069	Nov-89	Aug-89	5-27.5 yrs.

MONTICELLO LTD	1,089,490	48,000	1,436,974	4,751	48,000	1,441,725	1,489,725	712,703	Dec-89	Jul-89	7-27.5 yrs.

NEW GRAND HOTEL	2,737,540	308,000	6,150,420	1,259,281	308,000	7,409,701	7,717,701	3,577,596	Mar-90	May-89	7-27.5 yrs.

PEDCOR INV 1988-VI	5,271,698	454,472	7,748,826	1,356,497	454,472	9,105,323	9,559,795	2,967,371	Dec-89	Jul-89	5-27.5 yrs.

Boston Capital Tax Credit Fund II Limited Partnership - Series 4

Schedule III - Real Estate and Accumulated Depreciation

March 31, 2003

		Initial cost to company		Cost capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements	Improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
ROSENBURG HOTEL	1,742,683	452,000	4,946,965	(2,684,051	)b	415,000	2,262,914	2,677,914	389,022	Jan-92	Nov-89	7-40 yrs.

SHOCKOE HILL II	1,875,870	0	3,152,879	32,674	a	0	3,185,553	3,185,553	1,118,230	Sep-89	Aug-89	5-27.5 yrs.

SUNNYVIEW APTS	2,139,241	135,000	1,806,927	2,065,821		315,000	3,872,748	4,187,748	1,014,641	Sep-89	Sep-89	5-50 yrs.

TOPEKA PARK PH II	317,343	36,874	759,705	7,237		36,874	766,942	803,816	416,317	Dec-88	Jul-89	7-27.5 yrs.

VAN DYCK EST XVI	600,143	80,000	1,134,679	(18,387)		80,000	1,116,292	1,196,292	510,428	Nov-89	Feb-90	7-40 yrs.

WICHITA WEST HSNG	1,844,932	181,874	3,876,750	145,275	a	181,874	4,022,025	4,203,899	2,020,764	Sep-89	Aug-89	7-27.5 yrs.

	45,030,925	3,818,030	67,486,790	11,413,336		4,005,820	78,900,126	82,905,946	36,408,126

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2002.

There we no carrying costs as of December 31, 2002. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund Limited Partnership - Series 4

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$103,193,346
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,703,785
Other	0
		$1,703,785
Deductions during period:
Cost of real estate sold	$0
Other*	(16,119)
		$(16,119)
Balance at close of period - 3/31/93		$104,881,012
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,453,119
Other	0
		$2,453,119
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$107,334,131
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	83,082
Other	0
		$83,082
Deductions during period:
Cost of real estate sold	0
Other	0
		$0
Balance at close of period - 3/31/95		$107,417,213

Balance at close of period - 3/31/95		$107,417,213
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	542,548
Other	0
		$542,548
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/96		$107,959,761
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	220,246
Other	0
		$220,246
Deductions during period:
Cost of real estate sold	$0
Other	(10,169,834)
		(10,169,834)
Balance at close of period - 3/31/97		$98,010,173
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	496,394
Other	0
		$496,394
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$98,506,567

Balance at close of period - 3/31/98		$98,506,567
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(11,446,675)
Other	0
		$(11,446,675)
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$87,059,892
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	447,562
Other	0
		$447,562
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$87,507,454
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	263,178
Other	0
		$263,178
Deductions during period:
Cost of real estate sold	$0
Other	(4,309,818)
		(4,309,818)
Balance at close of period - 3/31/01		$83,460,814

Balance at close of period - 3/31/01		$83,460,814
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(781,593)
Other	0
		$(781,593)
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$82,679,221
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	226,725
Other	0
		$226,725
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$82,905,946

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$6,809,399
Current year expense	$3,546,208
Balance at close of period - 3/31/93		$10,355,607
Current year expense	$3,739,080
Balance at close of period - 3/31/94		$14,094,687
Current year expense	$3,783,175
Balance at close of period - 3/31/95		$17,877,862
Current year expense	$3,670,792
Balance at close of period - 3/31/96		$21,548,654
Current year expense	$1,951,906
Balance at close of period - 3/31/97		$23,500,560
Current year expense	$3,280,453
Balance at close of period - 3/31/98		$26,781,013
Current year expense	$3,394,201
Balance at close of period - 3/31/99		$30,175,214
Current year expense	$2,857,224
Balance at close of period - 3/31/00		$33,032,438
Current year expense	$(1,678,416)
Balance at close of period - 3/31/01		$31,354,022
Current year expense	$2,507,462
Balance at close of period - 3/31/02		$33,861,484
Current year expense	$2,546,642
Balance at close of period - 3/31/03		$36,408,126

Boston Capital Tax Credit Fund Limited Partnership - Series 5

Schedule III - Real Estate and Accumulated Depreciation

March 31, 2003

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
ANNADALE	11,144,863	794,249	3,448,985	8,866,661	226,000	12,315,646	12,541,646	2,916,669	6/90	10/90	5-50 yrs

CALEXICO	1,547,111	189,545	2,140,711	3,227	189,545	2,143,938	2,333,483	547,792	4/90	2/90	5-50 yrs.

GLENHAVEN PARK	267,940	225,000	991,586	(595,082)	97,500	396,504	494,004	140,400	6/89	6/89	40 yrs.

POINT ARENA	1,186,544	79,160	1,715,209	81,167	79,160	1,796,376	1,875,536	462,304	2/90	2/90	5-50 yrs.

TKO INV PROPS. V	785,121	192,656	2,991,964	26,798	190,691	3,018,762	3,209,453	1,326,733	9/89	10/89	5-30 yrs.

	14,931,579	1,480,610	11,288,455	8,382,771	782,896	19,671,226	20,454,122	5,393,898

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

**There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund Limited Partnership - Series 5

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$20,288,851
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,975
Other	0
		$4,975
Deductions during period:
Cost of real estate sold	$0
Other*	(943,687)
		$(943,687)
Balance at close of period - 3/31/93		$19,350,139
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	139,600
Other	0
		$139,600
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/94		$19,489,739
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	12,561
Other	0
		$12,561
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$19,502,300

Balance at close of period - 3/31/95		$19,502,300
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,315,415
Other	0
		$1,315,415
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$20,817,715
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	33,132
Other	0
		$33,132
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/97		$20,850,847
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,950
Other	0
		$4,950
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$20,855,797

Balance at close of period - 3/31/98		$20,855,797
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(65,649)
Other	0
		$(65,490)
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$20,790,148
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	746
Other	0
		$746
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$20,790,894
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	47,292
Other	0
		$47,292
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$20,838,186

Balance at close of period - 3/31/01		$20,838,186
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	66,145
Other	0
		$66,145
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$20,904,331
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	20,987
Other	0
		$20,987
Deductions during period:
Cost of real estate sold	$0
Other	(471,196)
		$(471,196)
Balance at close of period - 3/31/03		$20,454,122

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$724,098
Current year expense	$400,685
Balance at close of period - 3/31/93		$1,124,783
Current year expense	$406,272
Balance at close of period - 3/31/94		$1,531,055
Current year expense	$403,858
Balance at close of period - 3/31/95		$1,934,913
Current year expense	$434,339
Balance at close of period - 3/31/96		$2,369,252
Current year expense	$449,720
Balance at close of period - 3/31/97		$2,818,972
Current year expense	$462,407
Balance at close of period - 3/31/98		$3,281,379
Current year expense	$420,998
Balance at close of period - 3/31/99		$3,702,377
Current year expense	$441,046
Balance at close of period - 3/31/00		$4,143,423
Current year expense	$449,783
Balance at close of period - 3/31/01		$4,593,206
Current year expense	$461,926
Balance at close of period - 3/31/02		$5,055,132
Current year expense	$338,766
Balance at close of period - 3/31/03		$5,393,898

Boston Capital Tax Credit Fund Limited Partnership - Series 6
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum-brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
AUBURN TRACE	9,595,633	730,000	5,564,052	9,421,610	730,000	14,985,662	15,715,662	7,763,650	Jan-90	Jun-89	5-27.5 yrs.

BRIARWOOD ESTATES	561,072	45,000	694,093	7,149	45,000	701,242	746,242	381,409	Sep-88	Sep-89	5-27.5 yrs.

COLUMBIA PARK APTS.	2,282,553	189,631	7,194,885	796,523	189,631	7,991,408	8,181,039	3,274,927	Feb-90	Nov-89	5-27.5 yrs.

ELDON ESTATES	547,154	28,000	709,320	32,021	28,000	741,341	769,341	392,199	Jul-88	Sep-89	5-27.5 yrs.

GREEN PINES APTS.	1,414,288	106,484	1,750,831	44,324	106,484	1,795,155	1,901,639	629,714	Nov-89	Oct-89	5-27.5 yrs.

HACIENDA VILLA	3,671,164	233,165	4,135,079	3,381,765	233,165	7,516,844	7,750,009	2,483,052	Jan-90	Dec-89	40 yrs.

HILLANDALE COMMONS	4,609,196	601,653	4,198,973	2,898,459	601,653	7,097,432	7,699,085	3,044,808	Jan-90	Nov-89	5-27.5 yrs.

HOLLAND WEST APTS.	1,772,450	175,000	2,301,607	1,114,356	175,000	3,415,963	3,590,963	1,370,751	Feb-90	Dec-89	5-27.5 yrs.

KEARNEY PROP II	357,463	34,000	460,385	50,403	34,000	510,788	544,788	264,589	Mar-88	Sep-89	5-27.5 yrs.

PLEASANT HILL PROPERTIES	553,377	25,000	703,690	51,808	25,000	755,498	780,498	375,471	May-88	Sep-89	5-27.5 yrs.

ROSENBERG HOTEL	1,742,683	452,000	4,948,372	(2,685,458)	415,000	2,262,914	2,677,914	389,022	Dec-88	Sep-89	5-27.5 yrs.

SHERBURNE SR. HOUSING	1,291,072	43,000	1,786,132	186,723	43,000	1,972,855	2,015,855	860,010	Jan-92	Nov-89	5-27.5 yrs.

SOCORRO PROPERTIES	1,231,180	85,000	1,652,129	92,871	85,000	1,745,000	1,830,000	953,505	Oct-89	Nov-89	27.5 yrs.

WARRENSBURG PROPERTIES	561,509	30,000	743,401	46,756	30,000	790,157	820,157	447,464	Feb-88	Sep-89	5-27.5 yrs.

WOODCLIFF APTS	746,981	26,795	919,806	15,401	26,795	935,207	962,002	509,952	Nov-89	Oct-89	5-27.5 yrs.

	30,937,775	2,804,728	37,762,755	15,454,711	2,767,728	53,217,466	55,985,194	23,140,523

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

**There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund Limited Partnership - Series 6

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$59,489,199
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	3,679,360
Other	0
		$3,679,360
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/93		$63,168,559
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	447,307
Other	0
		$447,307
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/94		$63,615,866
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	147,102
Other	0
		$147,102
Deductions during period:
Cost of real estate sold	$0
Other	(261,992)
		$(261,992)
Balance at close of period - 3/31/95		$63,500,976

Balance at close of period - 3/31/95		$63,500,976
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	213,479
Other	0
		$213,479
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$63,714,455
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	149,680
Other	0
		$149,680
Deductions during period:
Cost of real estate sold	$0
Other*	(10,169,864)
		$(10,169,864)
Balance at close of period - 3/31/97		$53,694,271
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	213,929
Other	0
		$213,929
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$53,908,200

Balance at close of period - 3/31/98		$53,908,200
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	127,127
Other	0
		$127,127
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$54,035,327
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	100,710
Other	0
		$100,710
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$54,136,037
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,031,005
Other	0
		$1,031,005
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$55,167,042

Balance at close of period - 3/31/01		$55,167,042
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	409,440
Other	0
		$409,440
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$55,576,482
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	408,712
Other	0
		$408,712
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$55,985,194

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$3,757,494
Current year expense	$2,096,245
Balance at close of period - 3/31/93		$5,853,739
Current year expense	$2,168,130
Balance at close of period - 3/31/94		$8,021,869
Current year expense	$2,112,071
Balance at close of period - 3/31/95		$10,133,940
Current year expense	$2,079,902
Balance at close of period - 3/31/96		$12,213,842
Current year expense	$419,476
Balance at close of period - 3/31/97		$12,633,318
Current year expense	$1,767,719
Balance at close of period - 3/31/98		$14,401,037
Current year expense	$1,700,035
Balance at close of period - 3/31/99		$16,101,072
Current year expense	$1,759,182
Balance at close of period - 3/31/00		$17,860,254
Current year expense	$1,768,371
Balance at close of period - 3/31/01		$19,628,625
Current year expense	$1,761,099
Balance at close of period - 3/31/02		$21,389,724
Current year expense	$1,750,799
Balance at close of period - 3/31/03		$23,140,523