Form 10-K, Exhibit 13
period 2004-03-31
BOSTON CAPITAL TAX CREDIT FUND LTD PARTNERSHIP
filed 2004-07-14
CIK 835095

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND

LIMITED PARTNERSHIP -

SERIES 1 THROUGH SERIES 6

MARCH 31, 2004 AND 2003

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

(301) 652-9100 * Fax (301) 652-1848

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Boston Capital Tax Credit Fund

  Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6, in total and for each series, as of March 31, 2004 and 2003, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2004.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships which investments represent $6,673,630 and $1,024,642 of the total partnership assets as of March 31, 2004 and 2003, respectively, and $(181,039), $(264,335) and $959, of the total  partnership income (loss) for the years ended March 31, 2004, 2003 and 2002, respectively; of the assets for Series 1 as of March 31, 2004 and 2003, $0 and $0, respectively, and of the income (loss) for Series 1 for the years ended March 31, 2004, 2003 and 2002, $0, $0 and $0, respectively; of the assets for Series 2 as of March 31, 2004 and 2003, $29,485 and $0, respectively, and of the income (loss) for Series 2 for the years ended March 31, 2004, 2003 and 2002, $(19,029), $0 and $0, respectively; of the assets for Series 3 as of March 31, 2004 and 2003, $0 and $0, respectively, and of the income (loss) for Series 3 for the years ended March 31, 2004, 2003 and 2002, $0, $0 and $0, respectively; of the assets for Series 4 as of March 31, 2004 and 2003, $2,147,075 and $1,024,642, respectively, and of the income (loss) for Series 4 for the years ended March 31, 2004, 2003 and 2002, $(503,068), $(264,335) and $(32,930), respectively; of the assets for Series 5 as of March 31, 2004 and 2003, $326,846 and $0, respectively, and of the income (loss) for Series 5 for the years ended March 31, 2004, 2003 and 2002, $739, $0 and $0, respectively; and of the assets for Series 6 as of March 31, 2004 and 2003, $4,170,224 and $0, respectively, and of the income (loss) for Series 6 for the years ended March 31, 2004, 2003 and 2002, $340,319, $0 and $33,889, respectively.  Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6, in total and for each series, as of March 31, 2004 and 2003, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

We and other auditors have also audited the information included in the related financial statement schedule listed in Form 10-K item 15(a) of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6 as of March 31, 2004.  In our opinion, the schedule presents fairly the information required to be set forth therein, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Fedder & Silverman

Bethesda, Maryland
June 25, 2004

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS

March 31, 2004 and 2003

	Total
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$7,105,160	$7,834,024

OTHER ASSETS
Cash and cash equivalents (notes A and E)	2,321,739	217,560
Other	312,412	842,013

	$9,739,311	$8,893,597

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$11,510,858	$11,135,850

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 9,800,600 issued to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 9,800,600 issued and outstanding at March 31, 2004 and 2003	(903,920)	(1,369,919)
General partner	(867,627)	(872,334)

	(1,771,547)	(2,242,253)

	$9,739,311	$8,893,597

	Series 1
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$—	$—

OTHER ASSETS
Cash and cash equivalents (notes A and E)	57,437	46,413
Other	—	29,169

	$57,437	$75,582

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$2,421,834	$2,261,455

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,299,900 issued to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,299,900 issued and outstanding at March 31, 2004 and 2003	(2,227,529)	(2,050,790)
General partner	(136,868)	(135,083)

	(2,364,397)	(2,185,873)

	$57,437	$75,582

	Series 2
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$29,483	$218,512

OTHER ASSETS
Cash and cash equivalents (notes A and E)	4,947	4,541
Other	312,206	481,838

	$346,636	$704,891

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$875,186	$796,860

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 830,300 issued to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 830,300 issued and outstanding at March 31, 2004 and 2003	(453,922)	(21,707)
General partner	(74,628)	(70,262)

	(528,550)	(91,969)

	$346,636	$704,891

	Series 3
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$—	$15,301

OTHER ASSETS
Cash and cash equivalents (notes A and E)	1,678,100	9,099
Other	—	41,661

	$1,678,100	$66,061

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$3,148,294	$3,138,578

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,882,200 issued to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,882,200 issued and outstanding at March 31, 2004 and 2003	(1,203,578)	(2,789,878)
General partner	(266,616)	(282,639)

	(1,470,194)	(3,072,517)

	$1,678,100	$66,061

	Series 4
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$2,523,132	$3,271,932

OTHER ASSETS
Cash and cash equivalents (notes A and E)	419,938	14,705
Other	206	209,896

	$2,943,276	$3,496,533

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$2,834,178	$2,897,185

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,995,300 issued to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,995,300 issued and outstanding at March 31, 2004 and 2003	368,112	853,459
General partner	(259,014)	(254,111)

	109,098	599,348

	$2,943,276	$3,496,533

	Series 5
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$326,846	$326,107

OTHER ASSETS
Cash and cash equivalents (notes A and E)	66,335	76,346
Other	—	79,449

	$393,181	$481,902

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$337,056	$299,338

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 489,900 issued to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 489,900 issued and outstanding at March 31, 2004 and 2003	97,314	222,489
General partner	(41,189)	(39,925)

	56,125	182,564

	$393,181	$481,902

	Series 6
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$4,225,699	$4,002,172

OTHER ASSETS
Cash and cash equivalents (notes A and E)	94,982	66,456
Other	—	—

	$4,320,681	$4,068,628

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$1,894,310	$1,742,434

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,303,000 issued to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,303,000 issued and outstanding at March 31, 2004 and 2003	2,515,683	2,416,508
General partner	(89,312)	(90,314)

	2,426,371	2,326,194

	$4,320,681	$4,068,628

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS

Years ended March 31, 2004, 2003 and 2002

	Total
	2004		2003	2002
Income
Interest income	$11,140		$1,726	$2,685
Miscellaneous income	66,063		16,194	38,023

Total income	77,203		17,920	40,708

Share of income (losses) from operating limited partnerships (note A)	1,501,868	*	(950,064)	(617,075)

Expenses
Professional fees	82,807		78,521	77,134
Partnership management fee (note B)	765,468		838,478	897,502
Impairment loss (note A)	170,000		—	—
General and administrative expenses (note B)	90,090		103,780	75,653

	1,108,365		1,020,779	1,050,289

NET INCOME (LOSS) (note A)	$470,706		$(1,952,923)	$(1,626,656)

Net income (loss) allocated to general partner	$4,707		$(19,529)	$(16,267)

Net income (loss) allocated to assignees	$465,999		$(1,933,394)	$(1,610,389)

Net income (loss) per BAC	$0.05		$(0.20)	$(0.16)

*                 Includes gain on sale of operating limited partnership (Series 3) of $1,932,780, loss on sale of operating limited partnership (Series 5) of $10,742 and gain on sale of operating limited partnership (Series 4) of $504,412.

	Series 1
	2004	2003	2002
Income
Interest income	$273	$256	$77
Miscellaneous income	39,308	4,956	20

Total income	39,581	5,212	97

Share of losses from operating limited partnerships (note A)	(29,169)	—	—

Expenses
Professional fees	14,425	13,711	13,226
Partnership management fee (note B)	160,046	156,775	166,998
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	14,465	15,517	10,762

	188,936	186,003	190,986

NET LOSS (note A)	$(178,524)	$(180,791)	$(190,889)

Net loss allocated to general partner	$(1,785)	$(1,808)	$(1,909)

Net loss allocated to assignees	$(176,739)	$(178,983)	$(188,980)

Net loss per BAC	$(0.11)	$(0.14)	$(0.15)

	Series 2
	2004	2003	2002
Income
Interest income	$31	$56	$100
Miscellaneous income	1,247	3,848	5,402

Total income	1,278	3,904	5,502

Share of losses from operating limited partnerships (note A)	(188,661)	(138,404)	(56,628)

Expenses
Professional fees	10,400	10,055	9,385
Partnership management fee (note B)	59,577	62,223	61,949
Impairment loss (note A)	170,000	—	—
General and administrative expenses (note B)	9,221	10,943	9,226

	249,198	83,221	80,560

NET LOSS (note A)	$(436,581)	$(217,721)	$(131,686)

Net loss allocated to general partner	$(4,366)	$(2,177)	$(1,317)

Net loss allocated to assignees	$(432,215)	$(215,544)	$(130,369)

Net loss per BAC	$(0.52)	$(0.26)	$(0.16)

	Series 3
	2004		2003	2002
Income
Interest income	$8,969		$77	$110
Miscellaneous income	9,055		340	18,650

Total income	18,024		417	18,760

Share of income (losses) from operating limited partnerships (note A)	1,817,622	*	(143,414)	(116,224)

Expenses
Professional fees	18,070		16,858	17,362
Partnership management fee (note B)	189,099		253,331	261,638
Impairment loss (note A)	—		—	—
General and administrative expenses (note B)	26,154		30,768	20,438

	233,323		300,957	299,438

NET INCOME (LOSS) (note A)	$1,602,323		$(443,954)	$(396,902)

Net income (loss) allocated to general partner	$16,023		$(4,440)	$(3,969)

Net income (loss) allocated to assignees	$1,586,300		$(439,514)	$(392,933)

Net income (loss) per BAC	$0.55		$(0.15)	$(0.14)

*                 Includes gain on sale of operating limited partnership (Series 3) of $1,932,780.

	Series 4
	2004	2003	2002
Income
Interest income	$1,086	$145	$356
Miscellaneous income	7,724	7,050	12,300

Total income	8,810	7,195	12,656

Share of losses from operating limited partnerships (note A)	(260,825)*	(805,580)	(565,863)

Expenses
Professional fees	17,483	16,474	16,644
Partnership management fee (note B)	199,120	216,466	241,257
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	21,632	26,344	18,889

	238,235	259,284	276,790

NET LOSS (note A)	$(490,250)	$(1,057,669)	$(829,997)

Net loss allocated to general partner	$(4,903)	$(10,577)	$(8,300)

Net loss allocated to assignees	$(485,347)	$(1,047,092)	$(821,697)

Net loss per BAC	$(0.16)	$(0.35)	$(0.27)

*                 Includes gain on sale of operating limited partnership (Series 4) of $504,412.

	Series 5
	2004	2003	2002
Income
Interest income	$358	$707	$1,363
Miscellaneous income	1,274	—	1,651

Total income	1,632	707	3,014

Share of losses from operating limited partnerships (note A)	(78,710)*	(92,275)	(57,626)

Expenses
Professional fees	8,944	8,559	7,760
Partnership management fee (note B)	34,278	37,058	32,231
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	6,139	7,056	6,909

	49,361	52,673	46,900

NET LOSS (note A)	$(126,439)	$(144,241)	$(101,512)

Net loss allocated to general partner	$(1,264)	$(1,442)	$(1,015)

Net loss allocated to assignees	$(125,175)	$(142,799)	$(100,497)

Net loss per BAC	$(0.26)	$(0.29)	$(0.21)

*                 Includes loss on sale of operating limited partnership (Series 5) of $10,742.

	Series 6
	2004	2003	2002
Income
Interest income	$423	$485	$679
Miscellaneous income	7,455	—	—

Total income	7,878	485	679

Share of income from operating limited partnerships (note A)	241,611	229,609	179,266

Expenses
Professional fees	13,485	12,864	12,757
Partnership management fee (note B)	123,348	112,625	133,429
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	12,479	13,152	9,429

	149,312	138,641	155,615

NET INCOME (note A)	$100,177	$91,453	$24,330

Net income allocated to general partner	$1,002	$915	$243

Net income allocated to assignees	$99,175	$90,538	$24,087

Net income per BAC	$0.08	$0.07	$0.02

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2004, 2003 and 2002

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$2,173,864	$(836,538)	$1,337,326

Net loss	(1,610,389)	(16,267)	(1,626,656)

Partners’ capital (deficit), March 31, 2002	563,475	(852,805)	(289,330)

Net loss	(1,933,394)	(19,529)	(1,952,923)

Partners’ capital (deficit), March 31, 2003	(1,369,919)	(872,334)	(2,242,253)

Net income	465,999	4,707	470,706

Partners’ capital (deficit), March 31, 2004	$(903,920)	$(867,627)	$(1,771,547)

Series 1	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$(1,682,827)	$(131,366)	$(1,814,193)

Net loss	(188,980)	(1,909)	(190,889)

Partners’ capital (deficit), March 31, 2002	(1,871,807)	(133,275)	(2,005,082)

Net loss	(178,983)	(1,808)	(180,791)

Partners’ capital (deficit), March 31, 2003	(2,050,790)	(135,083)	(2,185,873)

Net loss	(176,739)	(1,785)	(178,524)

Partners’ capital (deficit), March 31, 2004	$(2,227,529)	$(136,868)	$(2,364,397)

Series 2	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$324,206	$(66,768)	$257,438

Net loss	(130,369)	(1,317)	(131,686)

Partners’ capital (deficit), March 31, 2002	193,837	(68,085)	125,752

Net loss	(215,544)	(2,177)	(217,721)

Partners’ capital (deficit), March 31, 2003	(21,707)	(70,262)	(91,969)

Net loss	(432,215)	(4,366)	(436,581)

Partners’ capital (deficit), March 31, 2004	$(453,922)	$(74,628)	$(528,550)

Series 3	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$(1,957,431)	$(274,230)	$(2,231,661)

Net loss	(392,933)	(3,969)	(396,902)

Partners’ capital (deficit), March 31, 2002	(2,350,364)	(278,199)	(2,628,563)

Net loss	(439,514)	(4,440)	(443,954)

Partners’ capital (deficit), March 31, 2003	(2,789,878)	(282,639)	(3,072,517)

Net income	1,586,300	16,023	1,602,323

Partners’ capital (deficit), March 31, 2004	$(1,203,578)	$(266,616)	$(1,470,194)

Series 4	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$2,722,248	$(235,234)	$2,487,014

Net loss	(821,697)	(8,300)	(829,997)

Partners’ capital (deficit), March 31, 2002	1,900,551	(243,534)	1,657,017

Net loss	(1,047,092)	(10,577)	(1,057,669)

Partners’ capital (deficit), March 31, 2003	853,459	(254,111)	599,348

Net loss	(485,347)	(4,903)	(490,250)

Partners’ capital (deficit), March 31, 2004	$368,112	$(259,014)	$109,098

Series 5	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$465,785	$(37,468)	$428,317

Net loss	(100,497)	(1,015)	(101,512)

Partners’ capital (deficit), March 31, 2002	365,288	(38,483)	326,805

Net loss	(142,799)	(1,442)	(144,241)

Partners’ capital (deficit), March 31, 2003	222,489	(39,925)	182,564

Net loss	(125,175)	(1,264)	(126,439)

Partners’ capital (deficit), March 31, 2004	$97,314	$(41,189)	$56,125

Series 6	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$2,301,883	$(91,472)	$2,210,411

Net income	24,087	243	24,330

Partners’ capital (deficit), March 31, 2002	2,325,970	(91,229)	2,234,741

Net income	90,538	915	91,453

Partners’ capital (deficit), March 31, 2003	2,416,508	(90,314)	2,326,194

Net income	99,175	1,002	100,177

Partners’ capital (deficit), March 31, 2004	$2,515,683	$(89,312)	$2,426,371

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS

Years ended March 31, 2004, 2003 and 2002

	Total
	2004	2003	2002
Cash flows from operating activities
Net income (loss)	$470,706	$(1,952,923)	$(1,626,656)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	18,084	3,298	18
Impairment loss	170,000	—	—
Share of (income) losses from operating limited partnerships	(1,501,868)	950,064	617,075
Other assets	129,574	9,505	(22,499)
Accounts payable - affiliates	375,008	1,020,694	1,024,109

Net cash provided by (used in) operating activities	(338,496)	30,638	(7,953)

Cash flows from investing activities
Proceeds from sale of operating limited partnerships	2,442,675	—	—

Net cash provided by investing activities	2,442,675	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,104,179	30,638	(7,953)

Cash and cash equivalents, beginning	217,560	186,922	194,875

Cash and cash equivalents, end	$2,321,739	$217,560	$186,922

	Series 1
	2004	2003	2002
Cash flows from operating activities
Net loss	$(178,524)	$(180,791)	$(190,889)
Adjustments to reconcile net loss to net cash provided by operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	—	—	—
Share of losses from operating limited partnerships	29,169	—	—
Other assets	—	38,944	—
Accounts payable - affiliates	160,379	180,554	192,501

Net cash provided by operating activities	11,024	38,707	1,612

Cash flows from investing activities
Proceeds from sale of operating limited partnerships	—	—	—

Net cash provided by investing activities	—	—	—

NET INCREASE IN CASH AND CASH EQUIVALENTS	11,024	38,707	1,612

Cash and cash equivalents, beginning	46,413	7,706	6,094

Cash and cash equivalents, end	$57,437	$46,413	$7,706

	Series 2
	2004	2003	2002
Cash flows from operating activities
Net loss	$(436,581)	$(217,721)	$(131,686)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	170,000	—	—
Share of losses from operating limited partnerships	188,661	138,404	56,628
Other assets	—	—	—
Accounts payable - affiliates	78,326	77,320	75,619

Net cash provided by (used in) operating activities	406	(1,997)	561

Cash flows from investing activities
Proceeds from sale of operating limited partnerships	—	—	—

Net cash provided by investing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	406	(1,997)	561

Cash and cash equivalents, beginning	4,541	6,538	5,977

Cash and cash equivalents, end	$4,947	$4,541	$6,538

	Series 3
	2004	2003	2002
Cash flows from operating activities
Net income (loss)	$1,602,323	$(443,954)	$(396,902)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—	18
Impairment loss	—	—	—
Share of (income) losses from operating limited partnerships	(1,817,622)	143,414	116,224
Other assets	(58,196)	(21,299)	(18,450)
Accounts payable - affiliates	9,716	319,560	305,195

Net cash provided by (used in) operating activities	(263,779)	(2,279)	6,085

Cash flows from investing activities
Proceeds from sale of operating limited partnerships	1,932,780	—	—

Net cash provided by investing activities	1,932,780	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,669,001	(2,279)	6,085

Cash and cash equivalents, beginning	9,099	11,378	5,293

Cash and cash equivalents, end	$1,678,100	$9,099	$11,378

	Series 4
	2004	2003	2002
Cash flows from operating activities
Net loss	$(490,250)	$(1,057,669)	$(829,997)
Adjustments to reconcile net loss to net cash used in operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	—	—	—
Share of losses from operating limited partnerships	260,825	805,580	565,863
Other assets	187,770	(8,140)	(4,049)
Accounts payable - affiliates	(63,007)	251,722	263,397

Net cash used in operating activities	(104,662)	(8,507)	(4,786)

Cash flows from investing activities
Proceeds from sale of operating limited partnerships	509,895	—	—

Net cash provided by investing activities	509,895	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	405,233	(8,507)	(4,786)

Cash and cash equivalents, beginning	14,705	23,212	27,998

Cash and cash equivalents, end	$419,938	$14,705	$23,212

	Series 5
	2004	2003	2002
Cash flows from operating activities
Net loss	$(126,439)	$(144,241)	$(101,512)
Adjustments to reconcile net loss to net cash used in operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	—	—	—
Share of losses from operating limited partnerships	78,710	92,275	57,626
Other assets	—	—	—
Accounts payable - affiliates	37,718	37,717	37,713

Net cash used in operating activities	(10,011)	(14,249)	(6,173)

Cash flows from investing activities
Proceeds from sale of operating limited partnerships	—	—	—

Net cash provided by investing activities	—	—	—

NET DECREASE IN CASH AND CASH EQUIVALENTS	(10,011)	(14,249)	(6,173)

Cash and cash equivalents, beginning	76,346	90,595	96,768

Cash and cash equivalents, end	$66,335	$76,346	$90,595

	Series 6
	2004	2003	2002
Cash flows from operating activities
Net income	$100,177	$91,453	$24,330
Adjustments to reconcile net income to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	18,084	3,298	—
Impairment loss	—	—	—
Share of income from operating limited partnerships	(241,611)	(229,609)	(179,266)
Other assets	—	—	—
Accounts payable - affiliates	151,876	153,821	149,684

Net cash provided by (used in) operating activities	28,526	18,963	(5,252)

Cash flows from investing activities
Proceeds from sale of operating limited partnerships	—	—	—

Net cash provided by investing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	28,526	18,963	(5,252)

Cash and cash equivalents, beginning	66,456	47,493	52,745

Cash and cash equivalents, end	$94,982	$66,456	$47,493

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS

March 31, 2004, 2003 and 2002

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Boston Capital Tax Credit Fund Limited Partnership (the “partnership”) (formerly American Affordable Housing VI Limited Partnership) was formed under the laws of the State of Delaware as of June 1, 1988, for the purpose of acquiring, holding, and disposing of limited partnership interests in operating limited partnerships which have acquired, developed, rehabilitated, operate and own newly constructed, existing or rehabilitated apartment complexes which qualify for the Low-Income Housing Tax Credit established by the Tax Reform Act of 1986.  Accordingly, the apartment complexes are restricted as to rent charges and operating methods.  Certain of the apartment complexes may also qualify for the Historic Rehabilitation Tax Credit for the rehabilitation of certified historic structures and are subject to the provisions of the Internal Revenue Code relating to the Rehabilitation Investment Credit.  The general partner of the partnership is Boston Capital Associates Limited Partnership and the limited partner is BCTC Assignor Corp. (the assignor limited partner).

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

During the ordinary course of business amounts on deposit may exceed the FDIC insured limit.

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

Net Loss per Beneficial Assignee Certificate

Net loss per beneficial assignee certificate is calculated based upon the number of units outstanding.  The number of units outstanding in each series for each of the three years in the period ended March 31, 2004 is as follows:

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

Recent Accounting Pronouncements

In January 2003, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 46 (FIN 46), “Consolidation of Variable Interest Entities,” an interpretation of ARB No. 51, “Consolidated Financial Statements,” which provides new accounting guidance on when a business enterprise must consolidate a variable interest entity, as defined in FIN 46.  In December 2003, the FASB reissued the interpretation to clarify certain requirements and provide additional implementation guidance.  The general partner, after careful review and analysis of FIN 46, has preliminarily determined that the FIN 46 will have no effect on the partnership’s current accounting for its investments in operating limited partnerships.

In May 2003, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.”  SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or “mezzanine” equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the balance sheets.  Further, SFAS No. 150 requires disclosure regarding the terms of those instruments and settlement alternatives.  The guidance in SFAS No. 150 generally was effective for all financial instruments entered into or modified after May 31, 2003, and was otherwise effective at the beginning of the first interim period beginning after June 15, 2003.  The general partner has evaluated SFAS No. 150 and determined that it does not have an effect on the partnership’s financial reporting and disclosures.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2004, 2003 and 2002, the partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual partnership management fee based on .375% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnership and 99% of the permanent financing at the operating limited partnership level.  The fee is payable without interest as sufficient funds become available from sales or refinancing proceeds from operating limited partnerships.

The annual partnership management fee charged to operations net of reporting fees for the years ended March 31, 2004, 2003 and 2002 is as follows:

	2004	2003	2002

Series 1	$160,046	$156,775	$166,998
Series 2	59,577	62,223	61,949
Series 3	189,099	253,331	261,638
Series 4	199,120	216,466	241,257
Series 5	34,278	37,058	32,231
Series 6	123,348	112,625	133,429

	$765,468	$838,478	$897,502

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership were charged to each series’ operations for the years ended March 31, 2004, 2003 and 2002 as follows:

	2004	2003	2002

Series 1	$7,990	$10,108	$5,638
Series 2	5,675	7,266	5,777
Series 3	14,137	18,602	8,757
Series 4	11,679	15,475	8,462
Series 5	4,147	5,101	5,109
Series 6	8,021	8,796	5,409

	$51,649	$65,348	$39,152

During the year ended March 31, 2004, the partnership paid a sales preparation fee to Boston Capital Asset Management Limited Partnership in connection with the sale of certain operating limited partnerships in Series 3 and 4.  During the year ended March 31, 2004, the amount incurred for Series 3 and 4 was $92,732 and $18,202, respectively.

Accounts payable - affiliates at March 31, 2004 and 2003 represents general and administrative expenses, partnership management fees, and may include advances which are noninterest bearing and payable to Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.  The carrying value of the accounts payable - affiliates approximates fair value.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2004, 2003 and 2002, the partnership has limited partnership interests in operating limited partnerships, which own apartment complexes.  During the year ended March 31, 2004, the partnership disposed of three operating limited partnerships owned by Series 3, six operating limited partnerships owned by Series 4, and one operating limited partnership owned by Series 5.  The number of operating limited partnerships in which the partnership has limited partnership interests at March 31, 2004, 2003 and 2002 by series are as follows:

	2004	2003	2002

Series 1	18	18	18
Series 2	8	8	8
Series 3	30	33	33
Series 4	18	24	24
Series 5	4	5	5
Series 6	15	15	15

Total	93	103	103

The partnership’s investments in operating limited partnerships at March 31, 2004 are summarized as follows:

Total

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$69,621,266

Acquisition costs of operating limited partnerships	11,976,945

Syndication costs from operating limited partnerships	(45,526)

Cumulative distributions from operating limited partnerships	(143,084)

Impairment loss in investments in operating limited partnerships	(4,187,052)

Cumulative losses from operating limited partnerships	(70,117,389)

Investments in operating limited partnerships per balance sheets	7,105,160

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(311,339)

The partnership has recorded acquisition costs at March 31, 2002, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(933,059)

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	1,466,033

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	178,308

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(54,798,813)

Impairment loss in investments in operating limited partnerships	4,187,051

Other	(212,957)

Equity per operating limited partnerships’ combined financial statements	$(43,319,616)

	Series 1	Series 2	Series 3

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$9,037,551	$5,565,026	$20,710,406

Acquisition costs of operating limited partnerships	1,569,525	1,005,656	3,486,122

Syndication costs from operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(4,140)	(6,246)	(48,146)

Impairment loss in investments in operating limited partnerships	—	(1,046,844)	(1,402,374)

Cumulative losses from operating limited partnerships	(10,602,936)	(5,488,109)	(22,746,008)

Investments in operating limited partnerships per balance sheets	—	29,483	—

	Series 1	Series 2	Series 3

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	—	(311,339)	—

The partnership has recorded acquisition costs at March 31, 2004, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(581,787)	(46,332)	45,239

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	667,397	—	798,636

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	31,815	63,725	47,192

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(27,753,858)	(3,470,107)	(13,548,262)

Impairment loss in investments in operating limited partnerships	—	1,046,844	1,402,373

Other	(4,192)	(361,065)	(139,556)

Equity per operating limited partnerships’ combined financial statements	$(27,640,625)	$(3,048,791)	$(11,394,378)

	Series 4	Series 5	Series 6

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$21,714,217	$3,273,323	$9,320,743

Acquisition costs of operating limited partnerships	3,661,756	599,776	1,654,110

Syndication costs from operating limited partnerships	—	(45,526)	—

Cumulative distributions from operating limited partnerships	(12,414)	—	(72,138)

Impairment loss in investments in operating limited partnerships	(654,684)	(450,835)	(632,315)

Cumulative losses from operating limited partnerships	(22,185,743)	(3,049,892)	(6,044,701)

Investments in operating limited partnerships per balance sheets	2,523,132	326,846	4,225,699

	Series 4	Series 5	Series 6

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2004, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(675,921)	7,414	318,328

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	—	—	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	10,002	—	25,574

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(5,437,739)	(1,377,581)	(3,211,266)

Impairment loss in investments in operating limited partnerships	654,684	450,835	632,315

Other	217,002	(136,874)	211,728

Equity per operating limited partnerships’ combined financial statements	$(2,708,840)	$(729,360)	$2,202,378

The partnership’s investments in operating limited partnerships at March 31, 2003 are summarized as follows:

Total

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$69,626,749

Acquisition costs of operating limited partnerships	11,976,945

Syndication costs from operating limited partnerships	(45,526)

Cumulative distributions from operating limited partnerships	(125,000)

Impairment loss in investments in operating limited partnerships	(4,017,052)

Cumulative losses from operating limited partnerships	(69,582,092)

Investments in operating limited partnerships per balance sheets	7,834,024

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(439,351)

The partnership has recorded acquisition costs at March 31, 2003, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(852,435)

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	1,466,033

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	182,949

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(57,632,682)

Impairment loss in investments in operating limited partnerships	4,017,051

Other	73,640

Equity per operating limited partnerships’ combined financial statements	$(45,350,771)

The partnership’s investments in operating limited partnerships at March 31, 2003 are summarized as follows:

	Series 1	Series 2	Series 3

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$9,037,551	$5,565,026	$20,710,406

Acquisition costs of operating limited partnerships	1,569,525	1,005,656	3,486,122

Syndication costs from operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(4,140)	(6,246)	(48,146)

Impairment loss in investments in operating limited partnerships	—	(876,844)	(1,402,374)

Cumulative losses from operating limited partnerships	(10,602,936)	(5,469,080)	(22,730,707)

Investments in operating limited partnerships per balance sheets	—	218,512	15,301

	Series 1	Series 2	Series 3

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	—	(311,339)	(128,012)

The partnership has recorded acquisition costs at March 31, 2003, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(581,787)	(46,332)	116,864

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	667,397	—	798,636

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	31,815	63,725	47,192

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(26,139,950)	(3,156,449)	(18,590,756)

Impairment loss in investments in operating limited partnerships	—	876,844	1,402,373

Other	(4,192)	(361,065)	297,876

Equity per operating limited partnerships’ combined financial statements	$(26,026,717)	$(2,716,104)	$(16,040,526)

The partnership’s investments in operating limited partnerships at March 31, 2003 are summarized as follows:

	Series 4	Series 5	Series 6

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$21,719,700	$3,273,323	$9,320,743

Acquisition costs of operating limited partnerships	3,661,756	599,776	1,654,110

Syndication costs from operating limited partnerships	—	(45,526)	—

Cumulative distributions from operating limited partnerships	(12,414)	—	(54,054)

Impairment loss in investments in operating limited partnerships	(654,684)	(450,835)	(632,315)

Cumulative losses from operating limited partnerships	(21,442,426)	(3,050,631)	(6,286,312)

Investments in operating limited partnerships per balance sheets	3,271,932	326,107	4,002,172

	Series 4	Series 5	Series 6

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2003, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(667,777)	8,269	318,328

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	—	—	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	14,643	—	25,574

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(5,842,213)	(1,315,845)	(2,587,469)

Impairment loss in investments in operating limited partnerships	654,684	450,835	632,315

Other	85,964	(154,146)	209,203

Equity per operating limited partnerships’ combined financial statements	$(2,482,767)	$(684,780)	$2,600,123

The combined summarized balance sheets of the operating limited partnerships at December 31, 2003 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 1	Series 2	Series 3
ASSETS

Buildings and improvements, net of accumulated depreciation	$141,240,474	$12,870,275	$17,944,915	$32,969,148
Land	11,954,852	1,473,689	1,123,628	2,674,091
Other assets	15,086,795	2,918,857	1,114,166	3,566,587

	$168,282,121	$17,262,821	$20,182,709	$39,209,826

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$183,081,803	$34,504,181	$20,315,078	$43,961,722
Accounts payable and accrued expenses	25,281,564	8,803,536	646,162	5,065,351
Other liabilities	20,527,876	1,762,096	4,034,508	3,673,224

	228,891,243	45,069,813	24,995,748	52,700,297
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(43,319,616)	(27,640,625)	(3,048,791)	(11,394,378)
Other partners	(17,289,506)	(166,367)	(1,764,248)	(2,096,093)

	(60,609,122)	(27,806,992)	(4,813,039)	(13,490,471)

	$168,282,121	$17,262,821	$20,182,709	$39,209,826

	Series 4	Series 5	Series 6
ASSETS

Buildings and improvements, net of accumulated depreciation	$35,285,523	$13,716,681	$28,453,932
Land	3,230,320	685,396	2,767,728
Other assets	3,620,417	286,373	3,580,395

	$42,136,260	$14,688,450	$34,802,055

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$39,958,450	$14,506,531	$29,835,841
Accounts payable and accrued expenses	6,655,818	686,742	3,423,955
Other liabilities	5,024,915	2,972,793	3,060,340

	51,639,183	18,166,066	36,320,136
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(2,708,840)	(729,360)	2,202,378
Other partners	(6,794,083)	(2,748,256)	(3,720,459)

	(9,502,923)	(3,477,616)	(1,518,081)

	$42,136,260	$14,688,450	$34,802,055

The combined summarized balance sheets of the operating limited partnerships at December 31, 2002 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 1	Series 2	Series 3
ASSETS

Buildings and improvements, net of accumulated depreciation	$158,974,966	$13,658,422	$18,469,072	$40,001,201
Land	14,126,609	1,487,098	1,123,628	3,959,439
Other assets	16,865,454	3,140,777	1,091,139	4,364,183

	$189,967,029	$18,286,297	$20,683,839	$48,324,823

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$199,519,861	$34,653,812	$20,368,465	$53,597,305
Accounts payable and accrued expenses	28,995,981	8,019,897	2,559,088	8,373,441
Other liabilities	21,779,390	1,783,056	1,653,492	5,659,834

	250,295,232	44,456,765	24,581,045	67,630,580
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(45,350,771)	(26,026,717)	(2,716,104)	(16,040,526)
Other partners	(14,977,432)	(143,751)	(1,181,102)	(3,265,231)

	(60,328,203)	(26,170,468)	(3,897,206)	(19,305,757)

	$189,967,029	$18,286,297	$20,683,839	$48,324,823

	Series 4	Series 5	Series 6
ASSETS

Buildings and improvements, net of accumulated depreciation	$42,492,000	$14,277,328	$30,076,943
Land	4,005,820	782,896	2,767,728
Other assets	4,287,679	394,828	3,586,848

	$50,785,499	$15,455,052	$36,431,519

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$45,030,925	$14,931,579	$30,937,775
Accounts payable and accrued expenses	6,508,707	186,874	3,347,974
Other liabilities	6,865,044	3,298,499	2,519,465

	58,404,676	18,416,952	36,805,214
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(2,482,767)	(684,780)	2,600,123
Other partners	(5,136,410)	(2,277,120)	(2,973,818)

	(7,619,177)	(2,961,900)	(373,695)

	$50,785,499	$15,455,052	$36,431,519

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 1	Series 2	Series 3
Revenue
Rental	$33,552,059	$5,273,061	$2,669,770	$6,816,811
Interest and other	1,837,862	174,488	454,343	208,791

	35,389,921	5,447,549	3,124,113	7,025,602
Expenses
Interest	9,799,291	1,131,351	1,190,158	1,740,782
Depreciation and amortization	8,455,727	1,054,494	613,277	2,044,570
Taxes and insurance	4,952,189	786,485	274,643	1,230,490
Repairs and maintenance	8,211,871	1,249,414	924,214	1,773,903
Operating expenses	12,007,745	2,485,835	935,235	2,274,889
Other expenses	1,172,430	376,494	102,419	186,117
Impairment loss	129,800	—	—	64,900

	44,729,053	7,084,073	4,039,946	9,315,651

NET LOSS	$(9,339,132)	$(1,636,524)	$(915,833)	$(2,290,049)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(6,061,234)	$(1,613,908)	$(384,267)	$(1,899,896)

Net loss allocated to other partners	$(3,277,898)	$(22,616)	$(531,566)	$(390,153)

*           Amounts include $1,584,739, $195,606, $1,784,738, $900,338, $41,915 and $629,316 for Series 1, Series 2, Series 3, Series 4, Series 5 and Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 4	Series 5	Series 6
Revenue
Rental	$9,163,171	$1,752,484	$7,876,762
Interest and other	232,862	442,758	324,620

	9,396,033	2,195,242	8,201,382
Expenses
Interest	2,878,503	938,816	1,919,681
Depreciation and amortization	2,380,293	468,600	1,894,493
Taxes and insurance	1,437,678	121,604	1,101,289
Repairs and maintenance	1,919,722	676,549	1,668,069
Operating expenses	3,149,425	726,965	2,435,396
Other expenses	213,846	12,560	280,994
Impairment loss	64,900	—	—

	12,044,367	2,945,094	9,299,922

NET LOSS	$(2,648,334)	$(749,852)	$(1,098,540)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(1,665,575)	$(109,883)	$(387,705)

Net loss allocated to other partners	$(982,759)	$(639,969)	$(710,835)

*           Amounts include $1,584,739, $195,606, $1,784,738, $900,338, $41,915 and $629,316 for Series 1, Series 2, Series 3, Series 4, Series 5 and Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

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

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN

The partnership’s net income (loss) for financial reporting purposes and income (loss) for income tax return purposes for the year ended March 31, 2004 is reconciled as follows:

		Total	Series 1	Series 2	Series 3
Net income (loss) for financial reporting purposes		$470,706	$(178,524)	$(436,581)	$1,602,323

Add:	Related party expenses	—	—	—	—
	Other	—	—	—	—

Less:	Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,328,509)	(597,472)	(157,630)	(363,293)
	Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(5,525,938)	(1,613,908)	(365,238)	(1,884,596)
	Other	3,375,383	(217,696)	145,545	3,081,394
	Related party expenses	148,799	2,700	25,024	81,562

Impairment loss not recognized for tax purposes		170,000	—	170,000	—

Difference due to fiscal year for book purposes and calendar year for tax purposes		(2,069,817)	37,304	171,213	(1,916,957)

Partnership management fees not deductible for tax purposes until paid		481,792	151,704	67,345	(51,572)

Income (loss) for income tax return purposes, year ended December 31, 2003		$(4,277,584)	$(2,415,892)	$(380,322)	$548,861

		Series 4	Series 5	Series 6

Net income (loss) for financial reporting purposes		$(490,250)	$(126,439)	$100,177

Add:	Related party expenses	—	—	—
	Other	—	—	—

Less:	Excess of tax depreciation over book depreciation on operating limited partnership assets	(60,156)	(45,483)	(104,475)
	Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(922,258)	(110,622)	(629,316)
	Other	341,909	97,110	(72,879)
	Related party expenses	(38,847)	26,927	51,433

Impairment loss not recognized for tax purposes		—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes		(430,976)	78,167	(8,568)

Partnership management fees not deductible for tax purposes until paid		132,323	37,716	144,276

Income (loss) for income tax return purposes, year ended December 31, 2003		$(1,468,255)	$(42,624)	$(519,352)

The partnership’s net income (loss) for financial reporting and loss for income tax return purposes for the year ended March 31, 2003 is reconciled as follows:

		Total	Series 1	Series 2	Series 3
Net income (loss) for financial reporting purposes		$(1,952,923)	$(180,791)	$(217,721)	$(443,954)

Less:	Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,222,812)	(642,490)	(77,019)	(282,285)

	Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(6,258,479)	(2,602,315)	(284,808)	(1,686,618)

	Other	278,081	1,112,046	(383,057)	(415,646)

	Related party expenses	136,914	(5,775)	—	88,685

Impairment loss not recognized for tax purposes		—	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes		(69,457)	(10,661)	(9,593)	(56,109)

Partnership management fees not deductible for tax purposes until paid		1,020,694	180,554	77,320	319,560

Loss for income tax return purposes, year ended December 31, 2002		$(8,067,982)	$(2,149,432)	$(894,878)	$(2,476,367)

		Series 4	Series 5	Series 6

Net income (loss) for financial reporting purposes		$(1,057,669)	$(144,241)	$91,453

Less:	Excess of tax depreciation over book depreciation on operating limited partnership assets	(117,286)	(9,441)	(94,291)

	Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,033,603)	(10,750)	(640,385)

	Other	119,798	(137,670)	(17,390)

	Related party expenses	72,919	(16,774)	(2,141)

Impairment loss not recognized for tax purposes		—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes		(27,828)	34,526	208

Partnership management fees not deductible for tax purposes until paid		251,722	37,717	153,821

Loss for income tax return purposes, year ended December 31, 2002		$(1,791,947)	$(246,633)	$(508,725)

The partnership’s net income (loss) for financial reporting and loss for income tax return purposes for the year ended March 31, 2002 is reconciled as follows:

		Total	Series 1	Series 2	Series 3
Net income (loss) for financial reporting purposes		$(1,626,656)	$(190,889)	$(131,686)	$(396,902)

Add:	Related party expenses	126,940	13,987	4,904	—
	Other	1,391,233	—	803,598	—

Less:	Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,914,984)	(642,808)	(360,888)	(269,418)
	Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(6,035,533)	(1,456,604)	(389,095)	(2,474,793)
	Other	(672,593)	(233,353)	—	(337,619)
	Related party expenses	(84,638)	—	—	(84,638)

Impairment loss not recognized for tax purposes		653,400	—	—	539,550

Difference due to fiscal year for book purposes and calendar year for tax purposes		(28,328)	(5,581)	(1,448)	(769)

Partnership management fees not deductible for tax purposes until paid		951,072	180,864	67,344	269,988

Loss for income tax return purposes, year ended December 31, 2001		$(7,240,087)	$(2,334,384)	$(7,271)	$(2,754,601)

		Series 4	Series 5	Series 6

Net income (loss) for financial reporting purposes		$(829,997)	$(101,512)	$24,330

Add:	Related party expenses	73,063	14,144	20,842
	Other	—	587,635	—

Less:	Excess of tax depreciation over book depreciation on operating limited partnership assets	(131,868)	(395,111)	(114,891)
	Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,047,566)	(160,298)	(507,177)
	Other	—	—	(101,621)
	Related party expenses	—	—	—

Impairment loss not recognized for tax purposes		113,850	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes		32,612	(1,139)	(52,003)

Partnership management fees not deductible for tax purposes until paid		250,884	37,716	144,276

Loss for income tax return purposes, year ended December 31, 2001		$(1,539,022)	$(18,565)	$(586,244)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2004 are as follows:

	Total	Series 1	Series 2	Series 3

Investments in operating limited partnerships - tax return December 31, 2003	$(37,629,623)	$(18,392,718)	$(2,737,486)	$(12,443,313)

Add back losses not recognized under the equity method	54,798,813	27,753,858	3,470,107	13,548,262

Historic tax credits	5,435,567	—	—	1,751,704

Less share of loss - three months ended March 31, 2004	(1,466,033)	(667,397)	—	(798,636)

Impairment loss not recognized for tax purposes	(17,028,841)	(11,733,741)	(170,000)	(4,171,825)

Impairment loss in investments in operating limited partnerships	(4,187,051)	—	(1,046,844)	(1,402,373)

Other	7,182,328	3,039,998	513,706	3,516,181

Investments in operating limited partnerships - as reported	$7,105,160	$—	$29,483	$—

	Series 4	Series 5	Series 6

Investments in operating limited partnerships - tax return December 31, 2003	$(4,165,126)	$976	$108,044

Add back losses not recognized under the equity method	5,437,739	1,377,581	3,211,266

Historic tax credits	3,125,698	—	558,165

Less share of loss - three months ended March 31, 2004	—	—	—

Impairment loss not recognized for tax purposes	(953,275)	—	—

Impairment loss in investments in operating limited partnerships	(654,684)	(450,835)	(632,315)

Other	(267,220)	(600,876)	980,539

Investments in operating limited partnerships - as reported	$2,523,132	$326,846	$4,225,699

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2003 are as follows:

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

NOTE E - CASH EQUIVALENTS

Cash equivalents of $2,200,000 and $200,000 as of March 31, 2004 and 2003, respectively, include a repurchase agreement for securities to resell on April 1, 2004 and April 2003, respectively, and a money market account with interest rates ranging from .40% to 1.05% per annum.

NOTE F - QUARTERLY FINANCIAL INFORMATION - UNAUDITED

The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2004

Total revenue	$21,719	$30,506	$10,410	$14,568

Loss from operations	(183,519)	(250,690)	(306,124)	(290,829)

Equity in loss of investments in operating partnerships	1,745,781	184,479	(25,559)	(402,833)

Net income (loss)	1,562,262	(66,211)	(331,683)	(693,662)

2003

Total revenue	$5,476	$3,028	$8,514	$902

Loss from operations	(244,115)	(264,523)	(265,027)	(229,194)

Equity in loss of investments in operating partnerships	(169,087)	(152,858)	(343,782)	(284,337)

Net loss	(413,202)	(417,381)	(608,809)	(513,531)

2002

Total revenue	$1,484	$815	$37,381	$1,028

Loss from operations	(241,972)	(293,181)	(241,536)	(232,892)

Equity in loss of investments in operating partnerships	(243,938)	(241,431)	(151,531)	19,825

Net loss	(485,910)	(534,612)	(393,067)	(213,067)

Boston Capital Tax Credit Fund Limited Partnership - Series 1

Schedule III - Real Estate and Accumulated Depreciation

March 31, 2004

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
APPLE HILL, L.P.	1,459,440	56,000	1,857,492	15,911	56,000	1,873,403	1,929,403	1,078,087	1/88	2/89	7-27.5 yrs
BOLIVAR MANOR L.P.	866,574	111,316	999,415	138,661	111,316	1,138,076	1,249,392	688,174	11/88	1/89	27.5 yrs
BRIARWOOD - VERO BEACH	1,451,139	96,546	1,866,664	94,001	96,546	1,960,665	2,057,211	729,227	8/89	1/89	40 yrs
COLDWATER LTDH	922,555	35,750	1,203,836	33,616	35,750	1,237,452	1,273,202	723,975	7/89	12/88	5-27.5 yrs
CONNEAUT, LTD.	1,152,219	50,000	1,439,961	126,514	50,000	1,566,475	1,616,475	997,191	4/88	1/89	27.5 yrs
COUNTRY VILLAGE	3,119,075	179,385	3,843,452	128,750	179,385	3,972,202	4,151,587	2,100,220	4/89	1/89	5-27.5 yrs
ELK RAPIDS II APTS	727,391	37,000	929,264	13,190	37,000	942,454	979,454	570,877	2/89	12/88	5-27.5 yrs
GENESEE COMMONS	9,783,425	250,000	11,622,137	(7,457,011)	250,000	4,165,126	4,415,126	4,415,126	12/88	11/88	5-27.5 yrs
GENEVA, LTD.	1,167,966	60,300	1,450,936	144,184	60,300	1,595,120	1,655,420	1,023,646	8/88	1/89	7-27.5 yrs
GREEN ACRES-YULEE	1,475,167	90,650	1,908,145	(353,722)	90,650	1,554,423	1,645,073	860,415	8/89	1/89	5-27.5 yrs
INGLEWOOD MEADOWS	1,459,546	123,200	1,886,119	72,192	123,200	1,958,311	2,081,511	1,044,962	11/88	12/88	27.5 yrs
KINGSTON PROPERTY	5,184,279	50,000	6,024,746	(1,474,496)	50,000	4,550,250	4,600,250	3,015,435	6/89	12/88	27.5 yrs
RIVERSIDE PLACE	949,611	65,200	1,202,452	56,450	65,200	1,258,902	1,324,102	734,524	7/89	12/88	5-27.5 yrs
TOWNHOMES MINNEHAHA COURT	1,058,159	64,827	1,766,883	38,286	64,827	1,805,169	1,869,996	1,010,851	11/88	11/88	5-27.5 yrs
VIRGINIA CIRCLE LP	619,928	44,936	1,096,944	(12,474)	44,936	1,084,470	1,129,406	605,177	6/88	11/88	5-27.5 yrs
WEWAHITCHKA, LTD.	697,966	28,179	950,637	7,574	28,179	958,211	986,390	547,463	6/88	12/88	5-27.5 yrs
WOOD CREEK MANOR	950,195	10,000	1,274,577	24,711	10,000	1,299,288	1,309,288	777,547	7/89	12/88	5-27.5 yrs
WOODLAND TERRACE	1,459,546	120,400	1,885,256	55,970	120,400	1,941,226	2,061,626	1,068,051	11/88	12/88	5-27.5 yrs
	34,504,181	1,473,689	43,208,916	(8,347,693)	1,473,689	34,861,223	36,334,912	21,990,948

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

**There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund Limited Partnership - Series 1

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$56,048,622
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	948,241
Other	0
		$948,241
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/93		$56,996,863
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	87,241
Other	0
		$87,241
Deductions during period:
Cost of real estate sold	$0
Other*	(676,202)
		$(676,202)
Balance at close of period - 3/31/94		$56,407,902
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	219,775
Other	0
		$219,775
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$56,627,677

Balance at close of period - 3/31/95		$56,627,677
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	561,834
Other	0
		$561,834
Deductions during period:
Cost of real estate sold	$0
Other	(404,688)
		$(404,688)
Balance at close of period - 3/31/96		$56,784,823
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	96,701
Other	0
		$96,701
Deductions during period:
Cost of real estate sold	$0
Other *	0
		$0
Balance at close of period - 3/31/97		$56,881,524
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,124,065
Other	0
		$2,124,065
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$59,005,589

Balance at close of period - 3/31/98		$59,005,589
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	140,910
Other	0
		$140,910
Deductions during period:
Cost of real estate sold	$0
Other **	(15,866,273)

		$(15,866,273)
Balance at close of period - 3/31/99		$43,280,226

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	226,938
Other	0
		$226,938
Deductions during period:
Cost of real estate sold	$0
Other **	(2,663,749)
		$(2,663,749)
Balance at close of period - 3/31/00		$40,843,415

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	63,134
Other	0
		$63,134
Deductions during period:
Cost of real estate sold	$0
Other **	(4,309,818)
		$(4,309,818)
Balance at close of period - 3/31/01		$36,596,731

Balance at close of period - 3/31/01		$36,596,731
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	199,408
Other	0
		$199,408
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0
Balance at close of period - 3/31/02		$36,796,139
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	383,558
Other	0
		$383,558
Deductions during period:
Cost of real estate sold	$0
Other **	(1,055,953)

		$(1,055,953)
Balance at close of period - 3/31/03		$36,123,744
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	211,168
Other	0
		$211,168
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/04		$36,334,912

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$6,809,399
Current year expense	$2,384,747
Balance at close of period - 3/31/93		$9,194,146
Current year expense	$1,365,846
Balance at close of period - 3/31/94		$10,559,992
Current year expense	$2,061,874
Balance at close of period - 3/31/95		$12,621,866
Current year expense	$1,958,217
Balance at close of period - 3/31/96		$14,580,083
Current year expense	$2,005,451
Balance at close of period - 3/31/97		$16,585,534
Current year expense	$2,007,981
Balance at close of period - 3/31/98		$18,593,515
Current year expense	$2,002,521
Balance at close of period - 3/31/99		$20,596,036
Current year expense	$1,277,701
Balance at close of period - 3/31/00		$21,873,737
Current year expense	$(2,969,494)
Balance at close of period - 3/31/01		$18,904,243
Current year expense	$1,012,588
Balance at close of period - 3/31/02		$19,916,831
Current year expense	$1,061,393
Balance at close of period - 3/31/03		$20,978,224
Current year expense	$1,012,724
Balance at close of period - 3/31/04		$21,990,948

Boston Capital Tax Credit Fund Limited Partnership - Series 2
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired
ANNADALE APTS	11,134,030	794,249	3,448,985	8,986,161	226,000	12,435,146	12,661,146	3,195,124	6/90	9/90	5-50 yrs
CALEXICO VILLAGE	1,541,029	189,545	2,140,711	22,756	189,545	2,163,467	2,353,012	593,320	4/90	2/90	5-50 yrs
GLENHAVEN PARK III	468,348	225,000	599,444	578,387	225,000	1,177,831	1,402,831	405,284	12/89	11/89	40 yrs
GLENHAVEN PARK IV	376,579	180,000	254,783	620,372	180,000	875,155	1,055,155	292,868	6/90	11/89	40 yrs
HERBER II VILLAGE	1,076,524	135,000	1,374,347	(4,711)	135,000	1,369,636	1,504,636	453,321	4/89	5/89	5-50 yrs
MECCA APARTMENTS	2,561,465	55,580	2,377,218	1,106,178	56,283	3,483,396	3,539,679	1,018,615	7/90	11/89	5-40 yrs
REDWOOD CREEK	1,742,773	100,000	2,479,092	(1,325)	100,000	2,477,767	2,577,767	931,207	12/89	7/89	5-50 yrs
REDONDO APTS. I	1,414,330	11,800	1,145,806	749,274	11,800	1,895,080	1,906,880	1,042,824	7/90	12/89	5-27.5 yrs
	20,315,078	1,691,174	13,820,386	12,057,092	1,123,628	25,877,478	27,001,106	7,932,563

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

**There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund Limited Partnership - Series 2

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$25,884,758
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(868,303)
Other	0
		$(868,303)
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/93		$25,016,455
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	137,541
Other	0
		$137,541
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/94		$25,153,996
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	201,421
Other	0
		$201,421
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$25,355,417

Balance at close of period - 3/31/95		$25,355,417
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,311,862
Other	0
		$1,311,862
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$26,667,279
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	34,395
Other	0
		$34,395
Deductions during period:
Cost of real estate sold	$0
Other *	0
		$0
Balance at close of period - 3/31/97		$26,701,674
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,950
Other	0
		$4,950
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$26,706,624

Balance at close of period - 3/31/98		$26,706,624
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,464
Other	0
		$1,464
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/99		$26,708,088

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	19,117
Other	0
		$19,117
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/00		$26,727,205

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	51,860
Other	0
		$51,860
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/01		$26,779,065

Balance at close of period - 3/31/01		$26,779,065
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	64,145
Other	0
		$64,145
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/02		$26,843,210
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	88,213
Other	0
		$88,213
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/03		$26,931,423
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	69,683
Other	0

		$69,683
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/04		$27,001,106

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$1,024,113
Current year expense	$580,739
Balance at close of period - 3/31/93		$1,604,852
Current year expense	$572,977
Balance at close of period - 3/31/94		$2,177,829
Current year expense	$582,155
Balance at close of period - 3/31/95		$2,759,984
Current year expense	$571,705
Balance at close of period - 3/31/96		$3,331,689
Current year expense	$586,836
Balance at close of period - 3/31/97		$3,918,525
Current year expense	$582,095
Balance at close of period - 3/31/98		$4,500,620
Current year expense	$562,334
Balance at close of period - 3/31/99		$5,062,954
Current year expense	$551,812
Balance at close of period - 3/31/00		$5,614,766
Current year expense	$565,640
Balance at close of period - 3/31/01		$6,180,406
Current year expense	$577,268
Balance at close of period - 3/31/02		$6,757,674
Current year expense	$581,049
Balance at close of period - 3/31/03		$7,338,723
Current year expense	$593,840
Balance at close of period - 3/31/04		$7,932,563

Boston Capital Tax Credit Fund Limited Partnership - Series 3
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum-brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
128 PARK STREET	500,806	27,000	919,215	72,727	27,000	991,942	1,018,942	522,332	Jul-88	Apr-89	28 yrs.
ASHLAND INV GRP II	1,753,637	165,464	2,210,076	9,532	165,464	2,219,608	2,385,072	771,106	May-89	Mar-89	5-50 yrs.
BELFAST BIRCHES	1,068,707	50,000	1,370,933	69,106	50,000	1,440,039	1,490,039	558,762	May-89	May-89	5-27.5 yrs.
BOWDITCH SCHOOL	1,572,255	65,961	4,872,047	65,915	65,961	4,937,962	5,003,923	2,137,787	Dec-89	Aug-89	34 yrs.
CARRIAGE GATE APT	1,447,088	128,480	1,816,497	40,820	128,480	1,857,317	1,985,797	959,507	Nov-89	Jun-89	7-27.5 yrs.
CENTRAL PARKWAY	2,800,000	0	9,276,692	(4,964,767)	0	4,311,925	4,311,925	4,122,205	Dec-89	Sep-89	5-27.5 yrs.
COLONY COURT	1,468,820	130,000	1,819,588	6,643	130,000	1,826,231	1,956,231	990,019	Jun-89	Apr-89	7-27.5 yrs.
CRUZ BAY, LTD.	1,465,593	217,600	1,729,345	12,004	217,600	1,741,349	1,958,949	884,358	Feb-89	Feb-89	5-27.5 yrs.
FYLEX HOUSING	1,363,351	129,550	1,665,891	157,824	129,550	1,823,715	1,953,265	977,887	Jun-89	May-89	27.5 yrs.
GREENWOOD APTS.	1,410,403	55,000	1,824,558	29,189	55,000	1,853,747	1,908,747	1,082,955	Aug-89	Mar-89	7-27.5 yrs.
JACKSON APTS	1,170,808	232,000	1,286,033	143,493	252,602	1,429,526	1,682,128	744,657	Jul-89	Jul-89	7-27.5 yrs.
LAKE NORTH APTS. II	1,036,024	60,000	1,340,829	17,152	60,000	1,357,981	1,417,981	541,782	Jan-89	Apr-89	5-27.5 yrs.
LAKE PARK L.P.	1,115,917	61,932	1,437,159	27,876	61,932	1,465,035	1,526,967	788,134	May-89	Apr-89	7-27.5 yrs.
LAKEWOOD TERRACE	3,405,007	124,707	2,263,782	4,628,129	124,707	6,891,911	7,016,618	2,864,683	Aug-89	May-89	27.5 yrs.
MAPLEWOOD APTS.	743,667	37,900	938,775	88,129	37,900	1,026,904	1,064,804	385,506	Apr-89	May-89	40 yrs.
MOUND PLAZA LTD	612,783	17,058	772,173	7,877	17,059	780,050	797,109	413,693	Sep-89	Aug-89	5-27.5 yrs.
OAK CREST MANOR II	893,439	77,500	1,049,551	70,740	77,500	1,120,291	1,197,791	409,601	May-89	May-89	40 yrs.
ORANGEWOOD VILLAS	1,447,957	98,000	1,821,138	19,210	98,000	1,840,348	1,938,348	974,838	Sep-89	Jun-89	7-27.5 yrs.

Boston Capital Tax Credit Fund II Limited Partnership - Series 3
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum-brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
PAIGE HALL	2,253,150	633,666	2,544,140	977,403	0	3,521,543	3,521,543	1,464,310	Apr-89	Mar-89	7-27.5 yrs.
PEDCOR INV	4,967,272	200,000	7,448,711	528,164	200,000	7,976,875	8,176,875	3,013,605	May-89	Feb-89	5-27.5 yrs.
QUEENS COURT	651,210	92,200	2,185,579	84,774	92,200	2,270,353	2,362,553	1,240,831	Jan-89	Feb-89	5-27.5 yrs.
RAINBOW APTS	1,987,010	181,767	2,215,940	80,276	126,937	2,296,216	2,423,153	1,290,068	Jan-89	Jun-89	5-27.5 yrs.
RIPON APARTMENTS	834,744	29,040	1,016,757	16,425	29,040	1,033,182	1,062,222	601,105	Jul-89	Mar-89	5-27.5 yrs.
SOUTHPORT, LTD	1,209,755	52,800	1,176,478	317,033	52,800	1,493,511	1,546,311	752,084	Feb-89	Apr-89	5-27.5 yrs.
SUN VILLAGE APTS.	1,027,229	55,973	1,313,338	11,361	55,973	1,324,699	1,380,672	555,716	May-88	Apr-89	5-27.5 yrs.
TAYLOR TERRACE	1,035,207	70,994	1,277,601	125,865	70,994	1,403,466	1,474,460	892,987	Nov-88	Apr-89	5-27.5 yrs.
TRINIDAD APTS	904,843	70,000	1,105,890	58,393	95,189	1,164,283	1,259,472	663,045	Jun-89	Jun-89	27.5 yrs.
VASSAR APTS	903,400	60,823	1,159,060	5,385	60,823	1,164,445	1,225,268	679,581	Nov-89	Mar-89	5-27.5 yrs.
VIDALIA L.P.	1,460,280	75,000	1,887,347	60,829	75,000	1,948,176	2,023,176	1,038,719	May-89	Apr-89	7-27.5 yrs.
WILLOW STREET	1,451,360	116,380	1,798,301	74,053	116,380	1,872,354	1,988,734	1,093,973	Dec-88	Feb-89	15-27.5 yrs.
	43,961,722	3,316,795	63,543,424	2,841,560	2,674,091	66,384,984	69,059,075	33,415,836

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2003.

There we no carrying costs as of December 31, 2003. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund Limited Partnership - Series 3

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$83,692,934
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	52,507
Other	0
		$52,507
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/93		$83,745,441
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	46,581
Other	0
		$46,581
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$83,792,022
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,295,176
Other	0
		$4,295,176
Deductions during period:
Cost of real estate sold	0
Other	0
		$0
Balance at close of period - 3/31/95		$88,087,198

Balance at close of period - 3/31/95		$88,087,198
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	168,411
Other	0
		$168,411
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$88,255,609
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	7,950,557
Other	0
		$7,950,557
Deductions during period:
Cost of real estate sold	$0
Other	(7,824,069)
		$(7,824,069)
Balance at close of period - 3/31/97		$88,382,097
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(1,377,159)
Other	0
		$(1,377,159)
Deductions during period:
Cost of real estate sold	$0
Other	(3,844,767)
		$(3,844,767)
Balance at close of period - 3/31/98		$83,160,171

Balance at close of period - 3/31/98		$83,160,171
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(3,829,441)
Other	0
		$(3,829,441)
Deductions during period:
Cost of real estate sold	$0
Other	1,588,310
		$1,588,310
Balance at close of period - 3/31/99		$80,919,040
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,734,899
Other	0
		$4,734,899
Deductions during period:
Cost of real estate sold	$0
Other	(4,318,070)
		$(4,318,070)
Balance at close of period - 3/31/00		$81,335,869
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	302,159
Other	0
		$302,159
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$81,638,028

Balance at close of period - 3/31/01		$81,638,028
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	68,383
Other	0
		$68,383
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$81,706,411
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	74,627
Other	0
		$74,627
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$81,781,038
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	312,695
Other	0
		$312,695
Deductions during period:
Cost of real estate sold	$(13,034,658)
Other	0
		$(13,034,658)
Balance at close of period - 3/31/04		$69,059,075

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$7,778,563
Current year expense	$2,897,006
Balance at close of period - 3/31/93		$10,675,569
Current year expense	$2,848,313
Balance at close of period - 3/31/94		$13,523,882
Current year expense	$2,914,588
Balance at close of period - 3/31/95		$16,438,470
Current year expense	$2,967,670
Balance at close of period - 3/31/96		$19,406,140
Current year expense	$2,896,912
Balance at close of period - 3/31/97		$22,303,052
Current year expense	$(88,832)
Balance at close of period - 3/31/98		$22,214,220
Current year expense	$5,783,312
Balance at close of period - 3/31/99		$27,997,532
Current year expense	$2,732,680
Balance at close of period - 3/31/00		$30,730,212
Current year expense	$2,172,961
Balance at close of period - 3/31/01		$32,903,173
Current year expense	$2,449,186
Balance at close of period - 3/31/02		$35,352,359
Current year expense	$2,468,039
Balance at close of period - 3/31/03		$37,820,398
Current year expense	$1,913,243
Reduction for real-estate sold	(6,317,805)
Balance at close of period - 3/31/04		$33,415,836

Boston Capital Tax Credit Fund Limited Partnership - Series 4
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum-brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
ARMORY SQUARE LTD	1,942,746	59,900	3,890,990	145,689	59,900	4,036,679	4,096,579	1,531,693	Sep-89	Jul-89	5-27.5 yrs.
AUBURN TRACE LTD	9,298,521	730,000	5,564,052	9,459,230	730,000	15,023,282	15,753,282	8,355,298	Jan-90	Jun-89	5-27.5 yrs.
AULT APARTMENTS	481,624	12,058	570,737	114	23,770	570,851	594,621	396,140	Jul-89	Jun-89	7-27.5 yrs.
BOWDITCH SCHOOL	1,572,255	65,961	4,872,047	65,915	65,961	4,937,962	5,003,923	2,137,787	Dec-89	Aug-89	7-34 yrs.
BURLWOOD APTS	358,131	20,000	267,333	112,829	20,000	380,162	400,162	204,174	Aug-89	Jun-89	7-27.5 yrs.
CAMBRIA COMMONS	1,034,192	5,808	1,489,672	28,075	5,808	1,517,747	1,523,555	812,023	Jul-89	Sep-89	5-27.5 yrs.
CENTRAL PARKWAY TOWERS	2,800,000	0	9,276,692	(4,964,767)	0	4,311,925	4,311,925	4,122,205	Dec-89	Sep-89	5-27.5 yrs.

CLEAR VIEW APTS	742,338	45,000	928,226	(49,210)	45,000	879,016	924,016	529,405	Nov-89	Oct-89	7-27.5 yrs.
GREENWOOD TERR	1,059,594	80,439	1,352,865	6,463	80,439	1,359,328	1,439,767	732,984	Sep-89	Jul-89	7-27.5 yrs.
LANDMARK LP	2,640,397	425,800	3,843,617	372,277	425,800	4,215,894	4,641,694	1,685,293	May-89	Aug-89	5-27.5 yrs.
MEADOWCREST APTS	2,791,747	286,065	867,009	4,205,899	286,065	5,072,908	5,358,973	2,707,058	Oct-90	Sep-89	5-27.5 yrs.
MILLIKEN APTS	844,703	40,000	860,882	36,828	80,231	897,710	977,941	592,313	Aug-89	Sep-89	7-27.5 yrs.
MONTICELLO LTD	1,085,384	48,000	1,436,974	6,487	48,000	1,443,461	1,491,461	760,634	Dec-89	Jul-89	7-27.5 yrs.
NEW GRAND HOTEL	2,704,113	308,000	6,150,420	1,268,412	308,000	7,418,832	7,726,832	3,846,378	Mar-90	May-89	7-27.5 yrs.
PEDCOR INV 1988-VI	5,235,051	454,472	7,748,826	1,443,699	454,472	9,192,525	9,646,997	3,206,527	Dec-89	Jul-89	5-27.5 yrs.

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
ROSENBURG HOTEL	1,721,306	452,000	4,946,965	(2,684,051)	415,000	2,262,914	2,677,914	456,171	Jan-92	Nov-89	7-40 yrs.
SHOCKOE HILL II	1,858,072	0	3,152,879	39,466	0	3,192,345	3,192,345	1,202,795	Sep-89	Aug-89	5-27.5 yrs.
WICHITA WEST HSNG	1,788,276	181,874	3,876,750	145,275	181,874	4,022,025	4,203,899	2,171,165	Sep-89	Aug-89	7-27.5 yrs.

	39,958,450	3,215,377	61,096,936	9,638,630	3,230,320	70,735,566	73,965,886	35,450,043

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2003.

There we no carrying costs as of December 31, 2003. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund Limited Partnership - Series 4

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$103,193,346
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,703,785
Other	0
		$1,703,785
Deductions during period:
Cost of real estate sold	$0
Other*	(16,119)
		$(16,119)
Balance at close of period - 3/31/93		$104,881,012
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,453,119
Other	0
		$2,453,119
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$107,334,131
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	83,082
Other	0
		$83,082
Deductions during period:
Cost of real estate sold	0
Other	0
		$0
Balance at close of period - 3/31/95		$107,417,213

Balance at close of period - 3/31/95		$107,417,213
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	542,548
Other	0
		$542,548
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$107,959,761
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	220,246
Other	0
		$220,246
Deductions during period:
Cost of real estate sold	$0
Other	(10,169,834)

		$(10,169,834)
Balance at close of period - 3/31/97		$98,010,173
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	496,394
Other	0
		$496,394
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0
Balance at close of period - 3/31/98		$98,506,567

Balance at close of period - 3/31/98		$98,506,567
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(11,446,675)
Other	0
		$(11,446,675)
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$87,059,892
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	447,562
Other	0
		$447,562
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$87,507,454
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	263,178
Other	0
		$263,178
Deductions during period:
Cost of real estate sold	$0
Other	(4,309,818)
		$(4,309,818)
Balance at close of period - 3/31/01		$83,460,814

Balance at close of period - 3/31/01		$83,460,814
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(781,593)
Other	0
		$(781,593)
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$82,679,221
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	226,725
Other	0
		$226,725
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$82,905,946
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	362,975
Other	0
		$362,975
Deductions during period:
Cost of real estate sold	$(9,303,035)
Other	0
		$(9,303,035)
Balance at close of period - 3/31/04		$73,965,886

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$6,809,399
Current year expense	$3,546,208
Balance at close of period - 3/31/93		$10,355,607
Current year expense	$3,739,080
Balance at close of period - 3/31/94		$14,094,687
Current year expense	$3,783,175
Balance at close of period - 3/31/95		$17,877,862
Current year expense	$3,670,792
Balance at close of period - 3/31/96		$21,548,654
Current year expense	$1,951,906
Balance at close of period - 3/31/97		$23,500,560
Current year expense	$3,280,453
Balance at close of period - 3/31/98		$26,781,013
Current year expense	$3,394,201
Balance at close of period - 3/31/99		$30,175,214
Current year expense	$2,857,224
Balance at close of period - 3/31/00		$33,032,438
Current year expense	$(1,678,416)
Balance at close of period - 3/31/01		$31,354,022
Current year expense	$2,507,462
Balance at close of period - 3/31/02		$33,861,484
Current year expense	$2,546,642
Balance at close of period - 3/31/03		$36,408,126
Current year expense	$2,377,499
Reduction for real-estate sold	(3,335,582)
Balance at close of period - 3/31/04		$35,450,043

Boston Capital Tax Credit Fund Limited Partnership - Series 5
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
ANNADALE	11,134,030	794,249	3,448,985	8,986,161	226,000	12,435,146	12,661,146	3,195,124	6/90	10/90	5-50 yrs
CALEXICO	1,541,029	189,545	2,140,711	22,756	189,545	2,163,467	2,353,012	593,320	4/90	2/90	5-50 yrs.
POINT ARENA	1,177,334	79,160	1,715,209	81,167	79,160	1,796,376	1,875,536	498,163	2/90	2/90	5-50 yrs.
TKO INV PROPS. V	654,138	192,656	2,991,964	44,806	190,691	3,036,770	3,227,461	1,428,471	9/89	10/89	5-30 yrs.
	14,506,531	1,255,610	10,296,869	9,134,890	685,396	19,431,759	20,117,155	5,715,078

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

**There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund Limited Partnership - Series 5

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$20,288,851
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,975
Other	0
		$4,975
Deductions during period:
Cost of real estate sold	$0
Other*	(943,687)
		$(943,687)
Balance at close of period - 3/31/93		$19,350,139
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	139,600
Other	0
		$139,600
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/94		$19,489,739
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	12,561
Other	0
		$12,561
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$19,502,300

Balance at close of period - 3/31/95		$19,502,300
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,315,415
Other	0
		$1,315,415
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$20,817,715
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	33,132
Other	0
		$33,132
Deductions during period:
Cost of real estate sold	$0
Other *	0
		$0
Balance at close of period - 3/31/97		$20,850,847
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,950
Other	0
		$4,950
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$20,855,797

Balance at close of period - 3/31/98		$20,855,797
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(65,649)
Other	0
		$(65,490)
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$20,790,148
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	746
Other	0
		$746
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$20,790,894
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	47,292
Other	0
		$47,292
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$20,838,186

Balance at close of period - 3/31/01		$20,838,186
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	66,145
Other	0
		$66,145
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$20,904,331
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	20,987
Other	0
		$20,987
Deductions during period:
Cost of real estate sold	$0
Other	(471,196)
		$(471,196)
Balance at close of period - 3/31/03		$20,454,122
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	157,037
Other	0
		$157,037
Deductions during period:
Cost of real estate sold	$(494,004)
Other	0
		$(494,004)
Balance at close of period - 3/31/04		$20,117,155

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$724,098
Current year expense	$400,685
Balance at close of period - 3/31/93		$1,124,783
Current year expense	$406,272
Balance at close of period - 3/31/94		$1,531,055
Current year expense	$403,858
Balance at close of period - 3/31/95		$1,934,913
Current year expense	$434,339
Balance at close of period - 3/31/96		$2,369,252
Current year expense	$449,720
Balance at close of period - 3/31/97		$2,818,972
Current year expense	$462,407
Balance at close of period - 3/31/98		$3,281,379
Current year expense	$420,998
Balance at close of period - 3/31/99		$3,702,377
Current year expense	$441,046
Balance at close of period - 3/31/00		$4,143,423
Current year expense	$449,783
Balance at close of period - 3/31/01		$4,593,206
Current year expense	$461,926
Balance at close of period - 3/31/02		$5,055,132
Current year expense	$338,766
Balance at close of period - 3/31/03		$5,393,898
Current year expense	$461,580
Reduction for real-estate sold	(140,400)
Balance at close of period - 3/31/04		$5,715,078

Boston Capital Tax Credit Fund Limited Partnership - Series 6
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
AUBURN TRACE	9,298,521	730,000	5,564,052	9,459,230	730,000	15,023,282	15,753,282	8,355,298	Jan-90	Jun-89	5-27.5 yrs.
BRIARWOOD ESTATES	558,831	45,000	694,093	55,277	45,000	749,370	794,370	409,785	Sep-88	Sep-89	5-27.5 yrs.
COLUMBIA PARK APTS.	1,712,553	189,631	7,194,885	818,529	189,631	8,013,414	8,203,045	3,515,339	Feb-90	Nov-89	5-27.5 yrs.
ELDON ESTATES	544,952	28,000	709,320	38,013	28,000	747,333	775,333	412,681	Jul-88	Sep-89	5-27.5 yrs.
GREEN PINES APTS.	1,408,839	106,484	1,750,831	45,264	106,484	1,796,095	1,902,579	678,808	Nov-89	Oct-89	5-27.5 yrs.
HACIENDA VILLA	3,608,759	233,165	4,135,079	3,389,385	233,165	7,524,464	7,757,629	2,678,579	Jan-90	Dec-89	40 yrs.
HILLANDALE COMMONS	4,535,581	601,653	4,198,973	2,898,459	601,653	7,097,432	7,699,085	3,294,728	Jan-90	Nov-89	5-27.5 yrs.
HOLLAND WEST APTS.	1,723,058	175,000	2,301,607	1,114,356	175,000	3,415,963	3,590,963	1,477,340	Feb-90	Dec-89	5-27.5 yrs.
KEARNEY PROP II	355,955	34,000	460,385	52,930	34,000	513,315	547,315	285,825	Mar-88	Sep-89	5-27.5 yrs.
PLEASANT HILL PROPERTIES	551,478	25,000	703,690	64,803	25,000	768,493	793,493	416,326	May-88	Sep-89	5-27.5 yrs.
ROSENBERG HOTEL	1,721,306	452,000	4,948,372	(2,685,458)	415,000	2,262,914	2,677,914	456,171	Dec-88	Sep-89	5-27.5 yrs.
SHERBURNE SR. HOUSING	1,286,557	43,000	1,786,132	198,831	43,000	1,984,963	2,027,963	930,458	Jan-92	Nov-89	5-27.5 yrs.
SOCORRO PROPERTIES	1,226,106	85,000	1,652,129	130,721	85,000	1,782,850	1,867,850	1,019,857	Oct-89	Nov-89	27.5 yrs.
WARRENSBURG PROPERTIES	559,158	30,000	743,401	46,756	30,000	790,157	820,157	476,336	Feb-88	Sep-89	5-27.5 yrs.
WOODCLIFF APTS	744,187	26,795	919,806	15,401	26,795	935,207	962,002	543,789	Nov-89	Oct-89	5-27.5 yrs.
	29,835,841	2,804,728	37,762,755	15,642,497	2,767,728	53,405,252	56,172,980	24,951,320

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

**There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund Limited Partnership - Series 6

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$59,489,199
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	3,679,360
Other	0
		$3,679,360
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/93		$63,168,559
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	447,307
Other	0
		$447,307
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/94		$63,615,866
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	147,102
Other	0
		$147,102
Deductions during period:
Cost of real estate sold	$0
Other	(261,992)
		$(261,992)
Balance at close of period - 3/31/95		$63,500,976

Balance at close of period - 3/31/95		$63,500,976
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	213,479
Other	0
		$213,479
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$63,714,455
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	149,680
Other	0
		$149,680
Deductions during period:
Cost of real estate sold	$0
Other *	(10,169,864)
		$(10,169,864)
Balance at close of period - 3/31/97		$53,694,271
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	213,929
Other	0
		$213,929
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$53,908,200

Balance at close of period - 3/31/98		$53,908,200
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	127,127
Other	0
		$127,127
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$54,035,327
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	100,710
Other	0
		$100,710
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$54,136,037
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,031,005
Other	0
		$1,031,005
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$55,167,042

Balance at close of period - 3/31/01		$55,167,042
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	409,440
Other	0
		$409,440
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$55,576,482
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	408,712
Other	0
		$408,712
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$55,985,194
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	187,786
Other	0
		$187,786
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$56,172,980

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$3,757,494
Current year expense	$2,096,245
Balance at close of period - 3/31/93		$5,853,739
Current year expense	$2,168,130
Balance at close of period - 3/31/94		$8,021,869
Current year expense	$2,112,071
Balance at close of period - 3/31/95		$10,133,940
Current year expense	$2,079,902
Balance at close of period - 3/31/96		$12,213,842
Current year expense	$419,476
Balance at close of period - 3/31/97		$12,633,318
Current year expense	$1,767,719
Balance at close of period - 3/31/98		$14,401,037
Current year expense	$1,700,035
Balance at close of period - 3/31/99		$16,101,072
Current year expense	$1,759,182
Balance at close of period - 3/31/00		$17,860,254
Current year expense	$1,768,371
Balance at close of period - 3/31/01		$19,628,625
Current year expense	$1,761,099
Balance at close of period - 3/31/02		$21,389,724
Current year expense	$1,750,799
Balance at close of period - 3/31/03		$23,140,523
Current year expense	$1,761,099
Balance at close of period - 3/31/04		$24,951,320