Form 10-K, Exhibit 13
period 2005-03-31
BOSTON CAPITAL TAX CREDIT FUND LTD PARTNERSHIP
filed 2005-07-15
CIK 835095

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND

LIMITED PARTNERSHIP -

SERIES 1 THROUGH SERIES 6

MARCH 31, 2005 AND 2004

(UNAUDITED)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

TABLE OF CONTENTS

PAGE

FINANCIAL STATEMENTS
F-4
BALANCE SHEETS

STATEMENTS OF OPERATIONS	F-11

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)	F-18

STATEMENTS OF CASH FLOWS	F-22

NOTES TO FINANCIAL STATEMENTS	F-29

SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION	F-69

NOTES TO SCHEDULE III

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

Exceptions to Certifications

The financial statements are presented as unaudited in the Form 10-K as of March 31, 2005 and 2004 and for the three years ended March 31, 2005 as the Report of the Independent Registered Public Accounting Firm could not be filed within the prescribed time period because the issuer was not able to obtain audit opinions which refer to the auditing standards of the Public Company Accounting Oversight Board (United States) (PCAOB) of property partnerships, in which the issuer holds noncontrolling limited partner interests. The non-affiliated local operating partnership general partners engage the accountants auditing each local operating partnership.

Historically, the audits, and the reports thereon, of the local operating partnerships were performed in accordance with Generally Accepted Auditing Standards (GAAS).

On May 11, 2005 draft guidance was issued by the Public Company Accounting Oversight Board which was confirmed on June 24, 2005 by the AICPA Center for Public Company Audit Firms, that clearly establishes the requirement for the audit reports of the operating partnerships of a Public Fund to refer to the auditing standards of the PCAOB.

The audits of the operating partnerships were performed primarily during the months of January and February and refer to Generally Accepted Auditing Standards.  We have all appropriate originally signed opinions from the operating partnerships, however, they do not refer to the auditing standards of the Public Company Accounting Oversight Board.

Our independent registered public accounting firm has performed an audit of the registrant but cannot issue an opinion in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Therefore, we are filing our 10-K as “UNAUDITED“ as it is without an audit opinion.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS

March 31, 2005 and 2004

(UNAUDITED)

	Total
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$—	$7,105,160

OTHER ASSETS
Cash and cash equivalents (notes A and E)	3,859,352	2,321,739
Other	697,782	312,412

	$4,557,134	$9,739,311

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$11,921,520	$11,510,858

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 9,800,600 issued to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 9,800,600 issued and outstanding at March 31, 2005 and 2004	(6,457,962)	(903,920)
General partner	(906,424)	(867,627)

	(7,364,386)	(1,771,547)

	$4,557,134	$9,739,311

	Series 1
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$—	$—

OTHER ASSETS
Cash and cash equivalents (notes A and E)	71,069	57,437
Other	144,183	—

	$215,252	$57,437

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$2,601,652	$2,421,834

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,299,900 issued to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,299,900 issued and outstanding at March 31, 2005 and 2004	(2,249,312)	(2,227,529)
General partner	(137,088)	(136,868)

	(2,386,400)	(2,364,397)

	$215,252	$57,437

	Series 2
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$—	$29,483

OTHER ASSETS
Cash and cash equivalents (notes A and E)	535,504	4,947
Other	159,254	312,206

	$694,758	$346,636

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$1,202,089	$875,186

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 830,300 issued to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 830,300 issued and outstanding at March 31, 2005 and 2004	(432,915)	(453,922)
General partner	(74,416)	(74,628)

	(507,331)	(528,550)

	$694,758	$346,636

	Series 3
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$—	$—

OTHER ASSETS
Cash and cash equivalents (notes A and E)	431,862	1,678,100
Other	285,634	—

	$717,496	$1,678,100

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$3,178,938	$3,148,294

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,882,200 issued to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,882,200 issued and outstanding at March 31, 2004 and 2003	(2,200,845)	(1,203,578)
General partner	(260,597)	(266,616)

	(2,461,442)	(1,470,194)

	$717,496	$1,678,100

	Series 4
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$—	$2,523,132

OTHER ASSETS
Cash and cash equivalents (notes A and E)	215,822	419,938
Other	85,647	206

	$301,469	$2,943,276

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$2,884,971	$2,834,178

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,995,300 issued to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,995,300 issued and outstanding at March 31, 2005 and 2004	(2,298,762)	368,112
General partner	(284,740)	(259,014)

	(2,583,502)	109,098

	$301,469	$2,943,276

	Series 5
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$—	$326,846

OTHER ASSETS
Cash and cash equivalents (notes A and E)	52,994	66,335
Other	—	—

	$52,994	$393,181

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$369,780	$337,056

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 489,900 issued to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 489,900 issued and outstanding at March 31, 2005 and 2004	(271,868)	97,314
General partner	(44,918)	(41,189)

	(316,786)	56,125

	$52,994	$393,181

	Series 6
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$—	$4,225,699

OTHER ASSETS
Cash and cash equivalents (notes A and E)	2,552,101	94,982
Other	23,064	—

	$2,575,165	$4,320,681

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates (note B)	$1,684,090	$1,894,310

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,303,000 issued to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,303,000 issued and outstanding at March 31, 2005 and 2004	995,740	2,515,683
General partner	(104,665)	(89,312)

	891,075	2,426,371

	$2,575,165	$4,320,681

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS

Years ended March 31, 2005, 2004 and 2003

(UNAUDITED)

	Total
	2005	2004		2003
Income
Interest income	$10,445	$11,140		$1,726
Miscellaneous income	29,983	66,063		16,194

Total income	40,428	77,203		17,920

Share of income (losses) from operating limited partnerships (note A)	(1,076,925)**	1,501,868	*	(950,064)

Expenses
Professional fees	84,212	82,807		78,521
Partnership management fee (note B)	450,058	765,468		838,478
Impairment loss (note A)	2,182,175	170,000		—
General and administrative expenses (note B)	126,740	90,090		103,780

	2,843,185	1,108,365		1,020,779

NET INCOME (LOSS) (note A)	$(3,879,682)	$470,706		$(1,952,923)

Net income (loss) allocated to general partner	$(38,797)	$4,707		$(19,529)

Net income (loss) allocated to assignees	$(3,840,885)	$465,999		$(1,933,394)

Net income (loss) per BAC	$(0.39)	$0.05		$(0.20)

*      Includes gain on disposition of operating limited partnership (Series 3) of $1,932,780, gain on disposition of operating limited partnership (Series 4) of $504,412 and loss on disposition of operating limited partnership (Series 5) of $10,742.

**   Includes gain on disposition of operating limited partnership (Series 1) of $111,098, gain on disposition of operating limited partnership (Series 2) of $128,407, gain on disposition of operating limited partnership (Series 3) of $715,063, loss on disposition of operating limited partnership (Series 4) of $645,669 and loss on disposition of operating limited partnership (Series 6) of $980,699.

	Series 1
	2005	2004	2003
Income
Interest income	$232	$273	$256
Miscellaneous income	14,248	39,308	4,956

Total income	14,480	39,581	5,212

Share of income (losses) from operating limited partnerships (note A)	111,098 **	(29,169)	—

Expenses
Professional fees	14,700	14,425	13,711
Partnership management fee (note B)	122,454	160,046	156,775
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	10,427	14,465	15,517

	147,581	188,936	186,003

NET LOSS (note A)	$(22,003)	$(178,524)	$(180,791)

Net loss allocated to general partner	$(220)	$(1,785)	$(1,808)

Net loss allocated to assignees	$(21,783)	$(176,739)	$(178,983)

Net loss per BAC	$(0.02)	$(0.11)	$(0.14)

**   Includes gain on disposition of operating limited partnership (Series 1) of $111,098.

	Series 2
	2005		2004	2003
Income
Interest income	$41		$31	$56
Miscellaneous income	150		1,247	3,848

Total income	191		1,278	3,904

Share of income (losses) from operating limited partnerships (note A)	119,618	**	(188,661)	(138,404)

Expenses
Professional fees	10,471		10,400	10,055
Partnership management fee (note B)	58,534		59,577	62,223
Impairment loss (note A)	20,694		170,000	—
General and administrative expenses (note B)	8,891		9,221	10,943

	98,590		249,198	83,221

NET INCOME (LOSS) (note A)	$21,219		$(436,581)	$(217,721)

Net income (loss) allocated to general partner	$212		$(4,366)	$(2,177)

Net income (loss) allocated to assignees	$21,007		$(432,215)	$(215,544)

Net income (loss) per BAC	$0.03		$(0.52)	$(0.26)

**   Includes gain on disposition of operating limited partnership (Series 2) of $128,407.

	Series 3
	2005		2004		2003
Income
Interest income	$4,664		$8,969		$77
Miscellaneous income	9,404		9,055		340

Total income	14,068		18,024		417

Share of income (losses) from operating limited partnerships (note A)	895,866	**	1,817,622	*	(143,414)

Expenses
Professional fees	18,717		18,070		16,858
Partnership management fee (note B)	(18,178)		189,099		253,331
Impairment loss (note A)	273,247		—		—
General and administrative expenses (note B)	34,236		26,154		30,768

	308,022		233,323		300,957

NET INCOME (LOSS) (note A)	$601,912		$1,602,323		$(443,954)

Net income (loss) allocated to general partner	$6,019		$16,023		$(4,440)

Net income (loss) allocated to assignees	$595,893		$1,586,300		$(439,514)

Net income (loss) per BAC	$0.21		$0.55		$(0.15)

*	Includes gain on disposition of operating limited partnership (Series 3) of $1,932,780.

**	Includes gain on disposition of operating limited partnership (Series 3) of $715,063.

	Series 4
	2005	2004	2003
Income
Interest income	$1,988	$1,086	$145
Miscellaneous income	2,250	7,724	7,050

Total income	4,238	8,810	7,195

Share of losses from operating limited partnerships (note A)	(1,195,394)**	(260,825)*	(805,580)

Expenses
Professional fees	17,900	17,483	16,474
Partnership management fee (note B)	153,305	199,120	216,466
Impairment loss (note A)	1,157,035	—	—
General and administrative expenses (note B)	53,207	21,632	26,344

	1,381,447	238,235	259,284

NET LOSS (note A)	$(2,572,603)	$(490,250)	$(1,057,669)

Net loss allocated to general partner	$(25,726)	$(4,903)	$(10,577)

Net loss allocated to assignees	$(2,546,877)	$(485,347)	$(1,047,092)

Net loss per BAC	$(0.85)	$(0.16)	$(0.35)

*	Includes gain on disposition of operating limited partnership (Series 4 of $504,412.)

**	Includes loss on disposition of operating limited partnership (Series 4 of $645,669.)

	Series 5
	2005	2004	2003
Income
Interest income	$238	$358	$707
Miscellaneous income	1,350	1,274	—

Total income	1,588	1,632	707

Share of losses from operating limited partnerships (note A)	(12,006)	(78,710)*	(92,275)

Expenses
Professional fees	8,720	8,944	8,559
Partnership management fee (note B)	31,903	34,278	37,058
Impairment loss (note A)	314,840	—	—
General and administrative expenses (note B)	7,030	6,139	7,056

	362,493	49,361	52,673

NET LOSS (note A)	$(372,911)	$(126,439)	$(144,241)

Net loss allocated to general partner	$(3,729)	$(1,264)	$(1,442)

Net loss allocated to assignees	$(369,182)	$(125,175)	$(142,799)

Net loss per BAC	$(0.75)	$(0.26)	$(0.29)

*      Includes loss on disposition of operating limited partnership (Series 5) of $10,742.

	Series 6
	2005	2004	2003
Income
Interest income	$3,282	$423	$485
Miscellaneous income	2,581	7,455	—

Total income	5,863	7,878	485

Share of income (loss) from operating limited partnerships (note A)	(996,107)**	241,611	229,609

Expenses
Professional fees	13,704	13,485	12,864
Partnership management fee (note B)	102,040	123,348	112,625
Impairment loss (note A)	416,359	—	—
General and administrative expenses (note B)	12,949	12,479	13,152

	545,052	149,312	138,641

NET INCOME (LOSS) (note A)	$(1,535,296)	$100,177	$91,453

Net income (loss) allocated to general partner	$(15,353)	$1,002	$915

Net income (loss) allocated to assignees	$(1,519,943)	$99,175	$90,538

Net income (loss) per BAC	$(1.17)	$0.08	$0.07

**   Includes loss on disposition of operating limited partnership (Series 6) of $980,699.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2005, 2004 and 2003

(UNAUDITED)

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2002	$563,475	$(852,805)	$(289,330)

Net loss	(1,933,394)	(19,529)	(1,952,923)

Partners’ capital (deficit), March 31, 2003	(1,369,919)	(872,334)	(2,242,253)

Net income	465,999	4,707	470,706

Partners’ capital (deficit), March 31, 2004	(903,920)	(867,627)	(1,771,547)

Distributions	(1,713,157)	—	(1,713,157)

Net loss	(3,840,885)	(38,797)	(3,879,682)

Partners’ capital (deficit), March 31, 2005	$(6,457,962)	$(906,424)	$(7,364,386)

Series 1	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2002	$(1,871,807)	$(133,275)	$(2,005,082)

Net loss	(178,983)	(1,808)	(180,791)

Partners’ capital (deficit), March 31, 2003	(2,050,790)	(135,083)	(2,185,873)

Net loss	(176,739)	(1,785)	(178,524)

Partners’ capital (deficit), March 31, 2004	(2,227,529)	(136,868)	(2,364,397)

Net loss	(21,783)	(220)	(22,003)

Partners’ capital (deficit), March 31, 2005	$(2,249,312)	$(137,088)	$(2,386,400)

Series 2	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2002	$193,837	$(68,085)	$125,752

Net loss	(215,544)	(2,177)	(217,721)

Partners’ capital (deficit), March 31, 2003	(21,707)	(70,262)	(91,969)

Net loss	(432,215)	(4,366)	(436,581)

Partners’ capital (deficit), March 31, 2004	(453,922)	(74,628)	(528,550)

Net income	21,007	212	21,219

Partners’ capital (deficit), March 31, 2005	$(432,915)	$(74,416)	$(507,331)

Series 3	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2002	$(2,350,364)	$(278,199)	$(2,628,563)

Net loss	(439,514)	(4,440)	(443,954)

Partners’ capital (deficit), March 31, 2003	(2,789,878)	(282,639)	(3,072,517)

Net income	1,586,300	16,023	1,602,323

Partners’ capital (deficit), March 31, 2004	(1,203,578)	(266,616)	(1,470,194)

Distributions	(1,593,160)	—	(1,593,160)

Net income	595,893	6,019	601,912

Partners’ capital (deficit), March 31, 2005	$(2,200,845)	$(260,597)	$(2,461,442)

Series 4	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2002	$1,900,551	$(243,534)	$1,657,017

Net loss	(1,047,092)	(10,577)	(1,057,669)

Partners’ capital (deficit), March 31, 2003	853,459	(254,111)	599,348

Net loss	(485,347)	(4,903)	(490,250)

Partners’ capital (deficit), March 31, 2004	368,112	(259,014)	109,098

Distributions	(119,997)	—	(119,997)

Net loss	(2,546,877)	(25,726)	(2,572,603)

Partners’ capital (deficit), March 31, 2005	$(2,298,762)	$(284,740)	$(2,583,502)

Series 5	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2002	$365,288	$(38,483)	$326,805

Net loss	(142,799)	(1,442)	(144,241)

Partners’ capital (deficit), March 31, 2003	222,489	(39,925)	182,564

Net loss	(125,175)	(1,264)	(126,439)

Partners’ capital (deficit), March 31, 2004	97,314	(41,189)	56,125

Net loss	(369,182)	(3,729)	(372,911)

Partners’ capital (deficit), March 31, 2005	$(271,868)	$(44,918)	$(316,786)

Series 6	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2002	$2,325,970	$(91,229)	$2,234,741

Net income	90,538	915	91,453

Partners’ capital (deficit), March 31, 2003	2,416,508	(90,314)	2,326,194

Net income	99,175	1,002	100,177

Partners’ capital (deficit), March 31, 2004	2,515,683	(89,312)	2,426,371

Net loss	(1,519,943)	(15,353)	(1,535,296)

Partners’ capital (deficit), March 31, 2005	$995,740	$(104,665)	$891,075

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS

Years ended March 31, 2005, 2004 and 2003

(UNAUDITED)

	Total
	2005	2004	2003
Cash flows from operating activities
Net income (loss)	$(3,879,682)	$470,706	$(1,952,923)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	13,765	18,084	3,298
Impairment loss	2,182,175	170,000	—
Share of (income) losses from operating limited partnerships	1,076,925	(1,501,868)	950,064
Other assets	(44,880)	129,574	9,505
Accounts payable - affiliates	410,662	375,008	1,020,694

Net cash provided by (used in) operating activities	(241,035)	(338,496)	30,638

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	3,491,805	2,442,675	—

Net cash provided by investing activities	3,491,805	2,442,675	—

Cash flows from financing activities
Distributions	(1,713,157)	—	—

Net cash used in financing activities	(1,713,157)	—	—

NET INCREASE IN CASH AND CASH EQUIVALENTS	1,537,613	2,104,179	30,638

Cash and cash equivalents, beginning	2,321,739	217,560	186,922

Cash and cash equivalents, end	$3,859,352	$2,321,739	$217,560

	Series 1
	2005	2004	2003
Cash flows from operating activities
Net loss	$(22,003)	$(178,524)	$(180,791)
Adjustments to reconcile net loss to net cash provided by operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	—	—	—
Share of (income) losses from operating partnerships	(111,098)	29,169	—
Other assets	(33,085)	—	38,944
Accounts payable - affiliates	179,818	160,379	180,554

Net cash provided by operating activities	13,632	11,024	38,707

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—	—

Net cash provided by investing activities	—	—	—

Cash flows from financing activities
Distributions	—	—	—

Net cash used in financing activities	—	—	—

NET INCREASE IN CASH AND CASH EQUIVALENTS	13,632	11,024	38,707

Cash and cash equivalents, beginning	57,437	46,413	7,706

Cash and cash equivalents, end	$71,069	$57,437	$46,413

	Series 2
	2005	2004	2003
Cash flows from operating activities
Net income (loss)	$21,219	$(436,581)	$(217,721)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	20,694	170,000	—
Share of (income) losses from operating partnerships	(119,618)	188,661	138,404
Other assets	152,952	—	—
Accounts payable - affiliates	326,903	78,326	77,320

Net cash provided by (used in) operating activities	402,150	406	(1,997)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	128,407	—	—

Net cash provided by investing activities	128,407	—	—

Cash flows from financing activities
Distributions	—	—	—

Net cash used in financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	530,557	406	(1,997)

Cash and cash equivalents, beginning	4,947	4,541	6,538

Cash and cash equivalents, end	$535,504	$4,947	$4,541

	Series 3
	2005	2004	2003
Cash flows from operating activities
Net income (loss)	$601,912	$1,602,323	$(443,954)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	273,247	—	—
Share of (income) losses from operating limited partnerships	(895,866)	(1,817,622)	143,414
Other assets	(131,868)	(58,196)	(21,299)
Accounts payable - affiliates	30,644	9,716	319,560

Net cash used in operating activities	(121,931)	(263,779)	(2,279)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	468,853	1,932,780	—

Net cash provided by investing activities	468,853	1,932,780	—

Cash flows from financing activities
Distributions	(1,593,160)	—	—

Net cash used in financing activities	(1,593,160)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,246,238)	1,669,001	(2,279)

Cash and cash equivalents, beginning	1,678,100	9,099	11,378

Cash and cash equivalents, end	$431,862	$1,678,100	$9,099

	Series 4
	2005	2004	2003
Cash flows from operating activities
Net loss	$(2,572,603)	$(490,250)	$(1,057,669)
Adjustments to reconcile net loss to net cash used in operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	1,157,035	—	—
Share of losses from operating limited partnerships	1,195,394	260,825	805,580
Other assets	(32,879)	187,770	(8,140)
Accounts payable - affiliates	50,793	(63,007)	251,722

Net cash used in operating activities	(202,260)	(104,662)	(8,507)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	118,141	509,895	—

Net cash provided by investing activities	118,141	509,895	—

Cash flows from financing activities
Distributions	(119,997)	—	—

Net cash used in financing activities	(119,997)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(204,116)	405,233	(8,507)

Cash and cash equivalents, beginning	419,938	14,705	23,212

Cash and cash equivalents, end	$215,822	$419,938	$14,705

	Series 5
	2005	2004	2003
Cash flows from operating activities
Net loss	$(372,911)	$(126,439)	$(144,241)
Adjustments to reconcile net loss to net cash used in operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	314,840	—	—
Share of losses from operating limited partnerships	12,006	78,710	92,275
Other assets	—	—	—
Accounts payable - affiliates	32,724	37,718	37,717

Net cash used in operating activities	(13,341)	(10,011)	(14,249)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—	—

Net cash provided by investing activities	—	—	—

Cash flows from financing activities
Distributions	—	—	—

Net cash used in financing activities	—	—	—

NET DECREASE IN CASH AND CASH EQUIVALENTS	(13,341)	(10,011)	(14,249)

Cash and cash equivalents, beginning	66,335	76,346	90,595

Cash and cash equivalents, end	$52,994	$66,335	$76,346

	Series 6
	2005	2004	2003
Cash flows from operating activities
Net income (loss)	$(1,535,296)	$100,177	$91,453
Adjustments to reconcile net income to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	13,765	18,084	3,298
Impairment loss	416,359	—	—
Share of (income) losses from operating partnerships	996,107	(241,611)	(229,609)
Other assets	—	—	—
Accounts payable - affiliates	(210,220)	151,876	153,821

Net cash provided by (used in) operating activities	(319,285)	28,526	18,963

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	2,776,404	—	—

Net cash provided by investing activities	2,776,404	—	—

Cash flows from financing activities
Distributions	—	—	—

Net cash used in financing activities	—	—	—

NET INCREASE IN CASH AND CASH EQUIVALENTS	2,457,119	28,526	18,963

Cash and cash equivalents, beginning	94,982	66,456	47,493

Cash and cash equivalents, end	$2,552,101	$94,982	$66,456

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS

March 31, 2005, 2004 and 2003

(UNAUDITED)

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Boston Capital Tax Credit Fund Limited Partnership (the “partnership”) (formerly American Affordable Housing VI Limited Partnership) was formed under the laws of the State of Delaware as of June 1, 1988, for the purpose of acquiring, holding, and disposing of limited partnership interests in operating limited partnerships which have acquired, developed, rehabilitated, operate and own newly constructed, existing or rehabilitated apartment complexes which qualify for the Low-Income Housing Tax Credit established by the Tax Reform Act of 1986.  Accordingly, the apartment complexes are restricted as to rent charges and operating methods.  Certain of the apartment complexes may also qualify for the Historic Rehabilitation Tax Credit for the rehabilitation of certified historic structures and are subject to the provisions of the Internal Revenue Code relating to the Rehabilitation Investment Credit.  The general partner of the partnership is Boston Capital Associates Limited Partnership and the limited partner is BCTC Assignor Corp. (the “assignor limited partner”).

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

Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables.  Accordingly, the partnership recorded a valuation allowance as follows:

	2005	2004

Series 1	$29,169	$29,169
Series 2	169,632	169,632
Series 3	192,303	99,858
Series 4	42,213	21,920
Series 5	68,707	68,707
Series 6	—	—

Total	$502,024	$389,286

A loss in value of an investment in an operating limited partnership other than a temporary decline is recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the partnership and the estimated residual value of the investment.

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

Net Loss per Beneficial Assignee Certificate

Net loss per beneficial assignee certificate is calculated based upon the number of units outstanding.  The number of units outstanding in each series for each of the three years in the period ended March 31, 2005 is as follows:

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

Recent Accounting Pronouncements

As of March 31, 2004, the partnership adopted FASB Interpretation No. 46 - Revised (“FIN 46R”), “Consolidation of Variable Interest Entities.”  FIN 46R provides guidance on when a company should include the assets, liabilities, and activities of a variable interest entity (“VIE”) in its financial statements and when it should disclose information about its relationship with a VIE. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it absorbs the majority of the entity’s expected losses, the majority of the expected residual returns, or both.

Based on the guidance of FIN 46R, the operating limited partnerships in which the partnership invests in meet the definition of a VIE.  However, management does not consolidate the partnership’s interests in these VIEs under FIN 46R, as it is not considered to be the primary beneficiary.  The partnership currently records the amount of its investment in these partnerships as an asset in the balance sheets, recognizes its share of partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in the financial statements.

The partnership’s balance in investment in operating limited partnerships, plus the risk of recapture of tax credits previously recognized on these investments, represents its maximum exposure to loss.  The partnership’s exposure to loss on these partnerships is mitigated by the condition and financial performance of the underlying properties as well as the strength of the local general partners and their guarantee against credit recapture.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2005, 2004 and 2003, the partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership, as follows:

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

The annual partnership management fee charged to operations net of reporting fees for the years ended March 31, 2005, 2004 and 2003 is as follows:

	2005	2004	2003

Series 1	$122,454	$160,046	$156,775
Series 2	58,534	59,577	62,223
Series 3	(18,178)	189,099	253,331
Series 4	153,305	199,120	216,466
Series 5	31,903	34,278	37,058
Series 6	102,040	123,348	112,625

	$450,058	$765,468	$838,478

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership were charged to each series’ operations for the years ended March 31, 2005, 2004 and 2003 as follows:

	2005	2004	2003

Series 1	$6,356	$7,990	$10,108
Series 2	5,327	5,675	7,266
Series 3	26,448	14,137	18,602
Series 4	45,695	11,679	15,475
Series 5	4,389	4,147	5,101
Series 6	9,367	8,021	8,796

	$97,582	$51,649	$65,348

During the year ended March 31, 2005, the partnership paid a sales preparation fee to Boston Capital Asset Management Limited Partnership in connection with the sale of certain operating limited partnerships in Series 3 and Series 6.  During the year ended March 31, 2005, the amount incurred for Series 3 was $28,200 and Series 6 was $65,331.

During the year ended March 31, 2004, the partnership paid a sales preparation fee to Boston Capital Asset Management Limited Partnership in connection with the sale of certain operating limited partnerships in Series 3 and 4.  During the year ended March 31, 2004, the amount incurred for Series 3 and 4 was $92,732 and $18,202, respectively.

Accounts payable - affiliates at March 31, 2005 and 2004 represents general and administrative expenses, partnership management fees, and may include advances which are noninterest bearing and payable to Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.  The carrying value of the accounts payable - affiliates approximates fair value.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2005 and 2004, the partnership has limited partnership interests in operating limited partnerships, which own apartment complexes.  The number of operating limited partnerships in which the partnership has limited partnership interests at March 31, 2005 and 2004 by series is as follows:

	2005	2004

Series 1	12	18
Series 2	7	8
Series 3	20	30
Series 4	13	18
Series 5	4	4
Series 6	10	15
Total	66	93

During the year end March 31, 2005 the partnership disposed of twenty-seven of the operating limited partnerships.  A summary of the dispositions by Series for March 31, 2005 is as follows:

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition *	Gain/(Loss) on Disposition
Series 1	6	—	$111,098	$111,098
Series 2	1	—	128,407	128,407
Series 3	10	—	715,063	715,063
Series 4	4	1	190,997	(645,669)
Series 5	—	—	—	—
Series 6	3	2	2,799,468	(980,699)
Total	24	3	$3,945,033	$(671,800)

*  Partnership proceeds from disposition includes the following amounts recorded as receivable at March 31, 2005, $111,098 for Series 1, $246,210 for Series 3, $72,856 for Series 4 and $23,064 for Series 6.

During the year end March 31, 2004 the partnership disposed of ten of the operating limited partnerships.  A summary of the dispositions by Series for March 31, 2004 is as follows:

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition	Gain/(Loss) on Disposition
Series 1	—	—	$—	$—
Series 2	—	—	—	—
Series 3	2	1	1,932,780	1,932,780
Series 4	6	—	509,895	504,412
Series 5	1	—	—	(10,742)
Series 6	—	—	—	—
Total	9	1	$2,442,675	$2,426,450

The partnership’s investments in operating limited partnerships at March 31, 2005 are summarized as follows:

Total

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$44,221,392

Acquisition costs of operating limited partnerships	7,462,556

Syndication costs from operating limited partnerships	—

Cumulative distributions from operating limited partnerships	(153,587)

Impairment loss in investments in operating limited partnerships	(7,556,627)

Cumulative losses from operating limited partnerships	(43,973,734)

Investments in operating limited partnerships per balance sheets	—

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(208,699)

The partnership has recorded acquisition costs at March 31, 2005, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(808,246)

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	859,934

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	166,290

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(55,381,196)

Impairment loss in investments in operating limited partnerships	6,126,244

Other	(197,702)

Equity per operating limited partnerships’ combined financial statements	$(49,443,375)

The partnership’s investments in operating limited partnerships at March 31, 2005 are summarized as follows:

	Series 1	Series 2	Series 3

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$6,804,291	$5,190,516	$9,172,747

Acquisition costs of operating limited partnerships	1,148,073	941,298	1,484,769

Syndication costs from operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(4,140)	(6,246)	(48,146)

Impairment loss in investments in operating limited partnerships	—	(1,067,541)	(1,869,822)

Cumulative losses from operating limited partnerships	(7,948,224)	(5,058,027)	(8,739,548)

Investments in operating limited partnerships per balance sheets	—	—	—

	Series 1	Series 2	Series 3

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	—	(208,699)	—

The partnership has recorded acquisition costs at March 31, 2005, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(603,510)	(51,730)	13,391

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	500,548	—	359,386

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	31,815	42,935	55,964

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(30,594,851)	(3,518,292)	(10,780,338)

Impairment loss in investments in operating limited partnerships	—	1,067,541	1,596,475

Other	(2,533)	(275,597)	(122,498)

Equity per operating limited partnerships’ combined financial statements	$(30,668,531)	$(2,943,842)	$(8,877,620)

The partnership’s investments in operating limited partnerships at March 31, 2005 are summarized as follows:

	Series 4	Series 5	Series 6

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$13,527,859	$2,916,843	$6,609,136

Acquisition costs of operating limited partnerships	2,163,737	509,889	1,214,790

Syndication costs from operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(12,414)	—	(82,641)

Impairment loss in investments in operating limited partnerships	(2,804,916)	(765,675)	(1,048,673)

Cumulative losses from operating limited partnerships	(12,874,266)	(2,661,057)	(6,692,612)

Investments in operating limited partnerships per balance sheets	—	—	—

	Series 4	Series 5	Series 6

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2005, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(530,549)	7,414	356,738

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	—	—	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	10,002	—	25,574

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(5,643,931)	(1,457,782)	(3,386,002)

Impairment loss in investments in operating limited partnerships	1,647,880	765,675	1,048,673

Other	154,835	(136,874)	184,965

Equity per operating limited partnerships’ combined financial statements	$(4,361,763)	$(821,567)	$(1,770,052)

The partnership’s investments in operating limited partnerships at March 31, 2004 are summarized as follows:

Total

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$69,621,266

Acquisition costs of operating limited partnerships	11,976,945

Syndication costs from operating limited partnerships	(45,526)

Cumulative distributions from operating limited partnerships	(143,084)

Impairment loss in investments in operating limited partnerships	(4,187,052)

Cumulative losses from operating limited partnerships	(70,117,389)

Investments in operating limited partnerships per balance sheets	7,105,160

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(311,339)

The partnership has recorded acquisition costs at March 31, 2004, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(933,059)

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	1,466,033

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	178,308

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(54,798,813)

Impairment loss in investments in operating limited partnerships	4,187,051

Other	(212,957)

Equity per operating limited partnerships’ combined financial statements	$(43,319,616)

The partnership’s investments in operating limited partnerships at March 31, 2004 are summarized as follows:

	Series 1	Series 2	Series 3

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$9,037,551	$5,565,026	$20,710,406

Acquisition costs of operating limited partnerships	1,569,525	1,005,656	3,486,122

Syndication costs from operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(4,140)	(6,246)	(48,146)

Impairment loss in investments in operating limited partnerships	—	(1,046,844)	(1,402,374)

Cumulative losses from operating limited partnerships	(10,602,936)	(5,488,109)	(22,746,008)

Investments in operating limited partnerships per balance sheets	—	29,483	—

	Series 1	Series 2	Series 3

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	—	(311,339)	—

The partnership has recorded acquisition costs at March 31, 2004, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(581,787)	(46,332)	45,239

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	667,397	—	798,636

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	31,815	63,725	47,192

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(27,753,858)	(3,470,107)	(13,548,262)

Impairment loss in investments in operating limited partnerships	—	1,046,844	1,402,373

Other	(4,192)	(361,065)	(139,556)

Equity per operating limited partnerships’ combined financial statements	$(27,640,625)	$(3,048,791)	$(11,394,378)

The partnership’s investments in operating limited partnerships at March 31, 2004 are summarized as follows:

	Series 4	Series 5	Series 6

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$21,714,217	$3,273,323	$9,320,743

Acquisition costs of operating limited partnerships	3,661,756	599,776	1,654,110

Syndication costs from operating limited partnerships	—	(45,526)	—

Cumulative distributions from operating limited partnerships	(12,414)	—	(72,138)

Impairment loss in investments in operating limited partnerships	(654,684)	(450,835)	(632,315)

Cumulative losses from operating limited partnerships	(22,185,743)	(3,049,892)	(6,044,701)

Investments in operating limited partnerships per balance sheets	2,523,132	326,846	4,225,699

	Series 4	Series 5	Series 6

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2004, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(675,921)	7,414	318,328

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	—	—	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	10,002	—	25,574

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(5,437,739)	(1,377,581)	(3,211,266)

Impairment loss in investments in operating limited partnerships	654,684	450,835	632,315

Other	217,002	(136,874)	211,728

Equity per operating limited partnerships’ combined financial statements	$(2,708,840)	$(729,360)	$2,202,378

The combined summarized balance sheets of the operating limited partnerships at December 31, 2004 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 1	Series 2	Series 3
ASSETS

Buildings and improvements, net of accumulated depreciation	$98,548,621	$9,006,086	$16,870,772	$17,810,908
Land	8,292,627	730,294	943,628	1,704,764
Other assets	10,480,610	2,336,226	1,455,163	1,735,319

	$117,321,858	$12,072,606	$19,269,563	$21,250,991

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$144,255,298	$29,957,056	$20,585,212	$26,257,749
Accounts payable and accrued expenses	20,448,247	8,911,794	143,082	3,551,923
Other liabilities	21,445,212	4,357,665	3,352,748	2,280,620

	186,148,757	43,226,515	24,081,042	32,090,292
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(49,443,375)	(30,668,531)	(2,943,842)	(8,877,620)
Other partners	(19,383,524)	(485,378)	(1,867,637)	(1,961,681)

	(68,826,899)	(31,153,909)	(4,811,479)	(10,839,301)

	$117,321,858	$12,072,606	$19,269,563	$21,250,991

	Series 4	Series 5	Series 6
ASSETS

Buildings and improvements, net of accumulated depreciation	$22,167,345	$13,335,258	$19,358,252
Land	2,166,448	685,396	2,062,097
Other assets	2,146,522	350,583	2,456,797

	$26,480,315	$14,371,237	$23,877,146

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$28,800,498	$15,079,569	$23,575,214
Accounts payable and accrued expenses	4,733,754	213,467	2,894,227
Other liabilities	5,058,024	3,002,580	3,393,575

	38,592,276	18,295,616	29,863,016
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(4,361,763)	(821,567)	(1,770,052)
Other partners	(7,750,198)	(3,102,812)	(4,215,818)

	(12,111,961)	(3,924,379)	(5,985,870)

	$26,480,315	$14,371,237	$23,877,146

The combined summarized balance sheets of the operating limited partnerships at December 31, 2003 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 1	Series 2	Series 3
ASSETS

Buildings and improvements, net of accumulated depreciation	$141,240,474	$12,870,275	$17,944,915	$32,969,148
Land	11,954,852	1,473,689	1,123,628	2,674,091
Other assets	15,086,795	2,918,857	1,114,166	3,566,587

	$168,282,121	$17,262,821	$20,182,709	$39,209,826

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$183,081,803	$34,504,181	$20,315,078	$43,961,722
Accounts payable and accrued expenses	25,281,564	8,803,536	646,162	5,065,351
Other liabilities	20,527,876	1,762,096	4,034,508	3,673,224

	228,891,243	45,069,813	24,995,748	52,700,297
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(43,319,616)	(27,640,625)	(3,048,791)	(11,394,378)
Other partners	(17,289,506)	(166,367)	(1,764,248)	(2,096,093)

	(60,609,122)	(27,806,992)	(4,813,039)	(13,490,471)

	$168,282,121	$17,262,821	$20,182,709	$39,209,826

	Series 4	Series 5	Series 6
ASSETS

Buildings and improvements, net of accumulated depreciation	$35,285,523	$13,716,681	$28,453,932
Land	3,230,320	685,396	2,767,728
Other assets	3,620,417	286,373	3,580,395

	$42,136,260	$14,688,450	$34,802,055

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$39,958,450	$14,506,531	$29,835,841
Accounts payable and accrued expenses	6,655,818	686,742	3,423,955
Other liabilities	5,024,915	2,972,793	3,060,340

	51,639,183	18,166,066	36,320,136
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(2,708,840)	(729,360)	2,202,378
Other partners	(6,794,083)	(2,748,256)	(3,720,459)

	(9,502,923)	(3,477,616)	(1,518,081)

	$42,136,260	$14,688,450	$34,802,055

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 1	Series 2	Series 3
Revenue
Rental	$26,399,685	$4,373,753	$2,811,305	$4,158,499
Interest and other	5,798,317	941,039	456,184	1,305,827

	32,198,002	5,314,792	3,267,489	5,464,326
Expenses
Interest	7,072,995	941,039	976,162	769,118
Depreciation and amortization	6,585,385	811,170	596,294	1,228,469
Taxes and insurance	3,756,466	855,337	234,832	704,896
Repairs and maintenance	6,418,561	1,138,114	776,837	1,191,404
Operating expenses	10,220,958	2,210,395	995,440	1,691,344
Other expenses	2,783,522	2,210,395	76,894	84,522
Impairment loss	334,456	—	—	167,228

	37,172,343	8,166,450	3,656,459	5,836,981

NET LOSS	$(4,974,341)	$(2,851,658)	$(388,970)	$(372,655)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(4,408,734)	$(1,494,220)	$(121,443)	$(824,723)

Net loss allocated to other partners	$(565,607)	$(1,357,438)	$(267,527)	$452,068

*                 Amounts include $1,494,220, $112,654, $1,005,525, $826,683, $80,201 and $484,327 for Series 1, Series 2, Series 3, Series 4, Series 5 and Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 4	Series 5	Series 6
Revenue
Rental	$6,503,721	$1,962,264	$6,590,143
Interest and other	152,536	417,737	2,524,994

	6,656,257	2,380,001	9,115,137
Expenses
Interest	2,004,074	752,931	1,629,671
Depreciation and amortization	1,803,334	478,587	1,667,531
Taxes and insurance	903,282	136,370	921,749
Repairs and maintenance	1,397,081	681,046	1,234,079
Operating expenses	2,355,051	768,172	2,200,556
Other expenses	185,353	12,560	213,798
Impairment loss	167,228	—	—

	8,815,403	2,829,666	7,867,384

NET LOSS	$(2,159,146)	$(449,665)	$1,247,753

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(1,376,406)	$(92,207)	$(499,735)

Net loss allocated to other partners	$(782,740)	$(357,458)	$1,747,488

*                 Amounts include $1,494,220, $112,654, $1,005,525, $826,683, $80,201 and $484,327 for Series 1, Series 2, Series 3, Series 4, Series 5 and Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

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

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN

The partnership’s net income (loss) for financial reporting and income (loss) for income tax return purposes for the year ended March 31, 2005 is reconciled as follows:

		Total	Series 1	Series 2	Series 3
Net income (loss) for financial reporting purposes		$(3,879,682)	$(22,003)	$21,219	$601,912

Less:	Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,228,367)	(618,586)	(117,362)	(319,209)
	Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(4,116,348)	(1,494,220)	(112,654)	(1,097,970)
	Other	(396,423)	213,111	(75,200)	(757,684)
	Related party expenses	99,373	(56,606)	—	122,852

Impairment loss not recognized for tax purposes		2,182,175	—	20,694	273,247

Difference due to fiscal year for book purposes and calendar year for tax purposes		5,683,458	1,083,902	(141,316)	2,339,642

Partnership management fees not deductible for tax purposes until paid		(24,705)	164,008	67,344	(88,300)

Income (loss) for income tax return purposes, year ended December 31, 2004		$(1,680,519)	$(730,394)	$(337,275)	$1,074,490

The partnership’s net income (loss) for financial reporting and loss for income tax return purposes for the year ended March 31, 2005 is reconciled as follows:

		Series 4	Series 5	Series 6

Net income (loss) for financial reporting purposes		$(2,572,603)	$(372,911)	$(1,535,296)

Less:	Excess of tax depreciation over book depreciation on operating limited partnership assets	(42,311)	(46,337)	(84,562)
	Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(846,976)	(80,201)	(484,327)
	Other	210,005	24,147	(10,802)
	Related party expenses	33,374	(245)	(2)

Impairment loss not recognized for tax purposes		1,157,035	314,840	416,359

Difference due to fiscal year for book purposes and calendar year for tax purposes		474,812	291,145	1,635,273

Partnership management fees not deductible for tax purposes until paid		15,106	32,724	(215,587)

Income (loss) for income tax return purposes, year ended December 31, 2004		$(1,571,558)	$163,162	$(278,944)

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

The partnership’s net (income) loss for financial reporting purposes and income (loss) for income tax return purposes for the year ended March 31, 2004 is reconciled as follows:

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

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2005 are as follows:

	Total	Series 1	Series 2	Series 3

Investments in operating limited partnerships - tax return December 31, 2004	$(42,239,031)	$(19,117,332)	$(3,059,664)	$(11,536,577)

Add back losses not recognized under the equity method	55,381,196	30,594,851	3,518,292	10,780,338

Historic tax credits	5,435,567	—	—	1,751,704

Less share of loss - three months ended March 31, 2005	(859,934)	(500,548)	—	(359,386)

Impairment loss not recognized for tax purposes	(19,211,016)	(11,733,741)	(190,694)	(4,445,072)

Impairment loss in investments in operating limited partnerships	(6,369,226)	—	(1,067,538)	(1,675,620)

Other	7,862,444	756,770	799,604	5,484,613

Investments in operating limited partnerships - as reported	$—	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2005, are as follows:

	Series 4	Series 5	Series 6

Investments in operating limited partnerships - tax return December 31, 2004	$(5,810,564)	$152,359	$(2,867,253)

Add back losses not recognized under the equity method	5,643,931	1,457,782	3,386,002

Historic tax credits	3,125,698	—	558,165

Less share of loss - three months ended March 31, 2005	—	—	—

Impairment loss not recognized for tax purposes	(2,110,310)	(314,840)	(416,359)

Impairment loss in investments in operating limited partnerships	(1,811,719)	(765,675)	(1,048,674)

Other	962,964	(529,626)	388,119

Investments in operating limited partnerships - as reported	$—	$—	$—

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

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2004 are as follows:

	Series 4	Series 5	Series 6

Investments in operating limited partnerships - tax return December 31, 2003	$(4,165,126)	$976	$108,044

Add back losses not recognized under the equity method	5,437,739	1,377,581	3,211,266

Historic tax credits	3,125,698	—	558,165

Less share of loss - three months ended March 31, 2004	—	—	—

Impairment loss not recognized for tax purposes	(953,275)	—	—

Impairment loss in investments in operating limited partnerships	(654,684)	(450,835)	(632,315)

Other	(267,220)	(600,876)	980,539

Investments in operating limited partnerships - as reported	$2,523,132	$326,846	$4,225,699	3

NOTE E - CASH EQUIVALENTS

Cash equivalents of $3,750,000 and $2,200,000 as of March 31, 2005 and 2004, respectively, include a repurchase agreement for securities to resell on April 1, 2005 and April 1, 2004, respectively, with interest rates ranging from .40% to ..70% per annum.

NOTE F - QUARTERLY FINANCIAL INFORMATION - UNAUDITED

The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2005

Total revenue	$14,074	$(4,920)	$26,406	$4,868

Loss from operations	(234,637)	(176,257)	(174,913)	(2,216,950)

Equity in income (loss) of investments in operating partnerships	(73,340)	190,593	(803,060)	(391,118)

Net income (loss)	(307,977)	14,336	(977,973)	(2,608,068)

Net loss per unit of limited partnership interest	(0.03)	0.00	(0.10)	(0.26)

2004

Total revenue	$21,719	$30,506	$10,410	$14,568

Loss from operations	(183,519)	(250,690)	(306,124)	(290,829)

Equity in income (loss) of investments in operating partnerships	1,745,781	184,479	(25,559)	(402,833)

Net income (loss)	1,562,262	(66,211)	(331,683)	(693,662)

Net loss per unit of limited partnership interest	0.16	(0.01)	(0.03)	(0.07)

2003

Total revenue	$5,476	$3,028	$8,514	$902

Loss from operations	(244,115)	(264,523)	(265,027)	(229,194)

Equity in loss of investments in operating partnerships	(169,087)	(152,858)	(343,782)	(284,337)

Net loss	(413,202)	(417,381)	(608,809)	(513,531)

Net loss per unit of limited partnership interest	(0.04)	(0.04)	(0.06)	(0.05)

Boston Capital Tax Credit Fund Limited Partnership - Series 1
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005

(UNAUDITED)

Description	Encumbrances	Initial cost to company		Cost capitalized	Gross amount at which carried at close of period		Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
				subsequent to
		Land	Buildings and improvements	acquisition	Land	Buildings and improvements
				Improvements
APPLE HILL, L.P.	1,453,498	56,000	1,857,492	15,911	56,000	1,873,403	1,929,403	1,147,258	1/88	2/89	7-27.5 yrs
BRIARWOOD - VERO BEACH	1,444,966	96,546	1,866,664	96,653	96,546	1,963,317	2,059,863	777,480	8/89	1/89	40 yrs
COLDWATER LTDH	919,304	35,750	1,203,836	36,932	35,750	1,240,768	1,276,518	765,469	7/89	12/88	5-27.5 yrs
COUNTRY VILLAGE	3,106,191	179,385	3,843,452	157,582	179,385	4,001,034	4,180,419	2,262,851	4/89	1/89	5-27.5 yrs
ELK RAPIDS II APTS	724,748	37,000	929,264	12,860	37,000	942,124	979,124	601,255	2/89	12/88	5-27.5 yrs
GENESEE COMMONS	12,123,664	250,000	11,622,137	(11,622,137)	0	0	0	0	12/88	11/88	5-27.5 yrs
GREEN ACRES-YULEE	1,469,269	90,650	1,908,145	(353,722)	90,650	1,554,423	1,645,073	915,283	8/89	1/89	5-27.5 yrs
KINGSTON PROPERTY	5,184,279	50,000	6,024,746	(1,055,157)	50,000	4,969,589	5,019,589	3,193,368	6/89	12/88	27.5 yrs
RIVERSIDE PLACE	946,217	65,200	1,202,452	56,261	65,200	1,258,713	1,323,913	774,498	7/89	12/88	5-27.5 yrs
TOWNHOMES MINNEHAHA COURT	1,034,206	64,827	1,766,883	40,605	64,827	1,807,488	1,872,315	1,080,589	11/88	11/88	5-27.5 yrs
VIRGINIA CIRCLE LP	603,888	44,936	1,096,944	(12,474)	44,936	1,084,470	1,129,406	648,094	6/88	11/88	5-27.5 yrs
WOOD CREEK MANOR	946,826	10,000	1,274,577	24,711	10,000	1,299,288	1,309,288	822,386	7/89	12/88	5-27.5 yrs
	29,957,056	980,294	34,596,592	(12,601,975)	730,294	21,994,617	22,724,911	12,988,531

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

**There were no carrying costs as of December 31, 2004. The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund Limited Partnership - Series 1

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$56,048,622
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	948,241
Other	0
		$948,241
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/93		$56,996,863
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	87,241
Other	0
		$87,241
Deductions during period:
Cost of real estate sold	$0
Other*	(676,202)
		$(676,202)
Balance at close of period - 3/31/94		$56,407,902
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	219,775
Other	0
		$219,775
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$56,627,677

Balance at close of period - 3/31/95		$56,627,677
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	561,834
Other	0
		$561,834
Deductions during period:
Cost of real estate sold	$0
Other	(404,688)
		$(404,688)
Balance at close of period - 3/31/96		$56,784,823
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	96,701
Other	0
		$96,701
Deductions during period:
Cost of real estate sold	$0
Other *	0
		$0
Balance at close of period - 3/31/97		$56,881,524
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,124,065
Other	0
		$2,124,065
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$59,005,589

Balance at close of period - 3/31/98		$59,005,589
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	140,910
Other	0
		$140,910
Deductions during period:
Cost of real estate sold	$0
Other **	(15,866,273)

		$(15,866,273)
Balance at close of period - 3/31/99		$43,280,226

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	226,938
Other	0
		$226,938
Deductions during period:
Cost of real estate sold	$0
Other **	(2,663,749)
		$(2,663,749)
Balance at close of period - 3/31/00		$40,843,415

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	63,134
Other	0
		$63,134
Deductions during period:
Cost of real estate sold	$0
Other **	(4,309,818)
		$(4,309,818)
Balance at close of period - 3/31/01		$36,596,731

Balance at close of period - 3/31/01		$36,596,731
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	199,408
Other	0
		$199,408
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0
Balance at close of period - 3/31/02		$36,796,139
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	383,558
Other	0
		$383,558
Deductions during period:
Cost of real estate sold	$0
Other **	(1,055,953)
		$(1,055,953)
Balance at close of period - 3/31/03		$36,123,744
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	211,168
Other	0
		$211,168
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/04		$36,334,912

Balance at close of period - 3/31/04		$36,334,912
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	455,939
Other	0
		$455,939
Deductions during period:
Cost of real estate sold	$(9,650,814)
Other **	(4,415,126)
		$(14,065,940)
Balance at close of period - 3/31/05		$22,724,911

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$6,809,399
Current year expense	$2,384,747
Balance at close of period - 3/31/93		$9,194,146
Current year expense	$1,365,846
Balance at close of period - 3/31/94		$10,559,992
Current year expense	$2,061,874
Balance at close of period - 3/31/95		$12,621,866
Current year expense	$1,958,217
Balance at close of period - 3/31/96		$14,580,083
Current year expense	$2,005,451
Balance at close of period - 3/31/97		$16,585,534
Current year expense	$2,007,981
Balance at close of period - 3/31/98		$18,593,515
Current year expense	$2,002,521
Balance at close of period - 3/31/99		$20,596,036
Current year expense	$1,277,701
Balance at close of period - 3/31/00		$21,873,737
Current year expense	$(2,969,494)
Balance at close of period - 3/31/01		$18,904,243
Current year expense	$1,012,588
Balance at close of period - 3/31/02		$19,916,831
Current year expense	$1,061,393
Balance at close of period - 3/31/03		$20,978,224
Current year expense	$1,012,724
Balance at close of period - 3/31/04		$21,990,948
Current year expense	$(3,632,930)
Reduction for real-estate sold	(5,369,487)
Balance at close of period - 3/31/05		$12,988,531

Boston Capital Tax Credit Fund Limited Partnership - Series 2
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005

(UNAUDITED)

Description	Encumbrances	Initial cost to company		Cost capitalized	Gross amount at which carried at close of period		Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
				subsequent to
		Land	Buildings and improvements	acquisition	Land	Buildings and Improvements
				Improvements
ANNADALE APTS	11,821,311	794,249	3,448,985	9,068,526	226,000	12,517,511	12,743,511	3,484,212	6/90	9/90	5-50 yrs
CALEXICO VILLAGE	1,534,409	189,545	2,140,711	22,756	189,545	2,163,467	2,353,012	638,848	4/90	2/90	5-50 yrs
GLENHAVEN PARK III	461,065	225,000	599,444	578,387	225,000	1,177,831	1,402,831	434,791	12/89	11/89	40 yrs
HERBER II VILLAGE	1,072,018	135,000	1,374,347	(4,711)	135,000	1,369,636	1,504,636	479,262	4/89	5/89	5-50 yrs
MECCA APARTMENTS	2,552,217	55,580	2,377,218	1,106,178	56,283	3,483,396	3,539,679	1,085,978	7/90	11/89	5-40 yrs
REDWOOD CREEK	1,735,525	100,000	2,479,092	(1,325)	100,000	2,477,767	2,577,767	993,332	12/89	7/89	5-50 yrs
REDONDO APTS. I	1,408,667	11,800	1,145,806	757,074	11,800	1,902,880	1,914,680	1,105,293	7/90	12/89	5-27.5 yrs

	20,585,212	1,511,174	13,565,603	11,526,885	943,628	25,092,488	26,036,116	8,221,716

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

**There were no carrying costs as of December 31, 2004. The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund Limited Partnership - Series 2

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$25,884,758
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(868,303)
Other	0
		$(868,303)
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/93		$25,016,455
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	137,541
Other	0
		$137,541
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/94		$25,153,996
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	201,421
Other	0
		$201,421
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$25,355,417

Balance at close of period - 3/31/95		$25,355,417
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,311,862
Other	0
		$1,311,862
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$26,667,279
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	34,395
Other	0
		$34,395
Deductions during period:
Cost of real estate sold	$0
Other *	0
		$0
Balance at close of period - 3/31/97		$26,701,674
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,950
Other	0
		$4,950
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$26,706,624

Balance at close of period - 3/31/98		$26,706,624
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,464
Other	0
		$1,464
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/99		$26,708,088

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	19,117
Other	0
		$19,117
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/00		$26,727,205

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	51,860
Other	0
		$51,860
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/01		$26,779,065

Balance at close of period - 3/31/01		$26,779,065
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	64,145
Other	0
		$64,145
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/02		$26,843,210
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	88,213
Other	0
		$88,213
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/03		$26,931,423
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	69,683
Other	0

		$69,683
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/04		$27,001,106

Balance at close of period - 3/31/04		$27,001,106
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,165
Other	0
		$90,165
Deductions during period:
Cost of real estate sold	$(1,055,155)
Other **	0
		$(1,055,155)
Balance at close of period - 3/31/05		$26,036,116

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$1,024,113
Current year expense	$580,739
Balance at close of period - 3/31/93		$1,604,852
Current year expense	$572,977
Balance at close of period - 3/31/94		$2,177,829
Current year expense	$582,155
Balance at close of period - 3/31/95		$2,759,984
Current year expense	$571,705
Balance at close of period - 3/31/96		$3,331,689
Current year expense	$586,836
Balance at close of period - 3/31/97		$3,918,525
Current year expense	$582,095
Balance at close of period - 3/31/98		$4,500,620
Current year expense	$562,334
Balance at close of period - 3/31/99		$5,062,954
Current year expense	$551,812
Balance at close of period - 3/31/00		$5,614,766
Current year expense	$565,640
Balance at close of period - 3/31/01		$6,180,406
Current year expense	$577,268
Balance at close of period - 3/31/02		$6,757,674
Current year expense	$581,049
Balance at close of period - 3/31/03		$7,338,723
Current year expense	$593,840
Balance at close of period - 3/31/04		$7,932,563
Current year expense	$582,021
Reduction for real-estate sold	(292,868)
Balance at close of period - 3/31/05		$8,221,716

Boston Capital Tax Credit Fund Limited Partnership - Series 3
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005

(UNAUDITED)

Description	Encumbrances	Initial cost to company		Cost capitalized	Gross amount at which carried at close of period		Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
				subsequent to
		Land	Buildings and improvements	acquisition	Land	Buildings and improvements
				Improvements
ASHLAND INV GRP II	1,747,318	165,464	2,210,076	9,532	165,464	2,219,608	2,385,072	815,182	May-89	Mar-89	5-50 yrs.
BELFAST BIRCHES	1,064,337	50,000	1,370,933	94,177	50,000	1,465,110	1,515,110	598,594	May-89	May-89	5-27.5 yrs.
CENTRAL PARKWAY	2,800,000	0	9,276,692	(4,964,767)	0	4,311,925	4,311,925	4,311,925	Dec-89	Sep-89	5-27.5 yrs.
CRUZ BAY, LTD.	1,460,498	217,600	1,729,345	2,954	217,600	1,732,299	1,949,899	928,448	Feb-89	Feb-89	5-27.5 yrs.
FYLEX HOUSING	1,358,051	129,550	1,665,891	164,506	129,550	1,830,397	1,959,947	1,060,610	Jun-89	May-89	27.5 yrs.
GREENWOOD APTS.	1,404,448	55,000	1,824,558	29,189	55,000	1,853,747	1,908,747	1,145,676	Aug-89	Mar-89	7-27.5 yrs.
JACKSON APTS	1,166,095	232,000	1,286,033	149,751	252,602	1,435,784	1,688,386	806,146	Jul-89	Jul-89	7-27.5 yrs.
LAKE NORTH APTS. II	1,030,479	60,000	1,340,829	17,152	60,000	1,357,981	1,417,981	577,392	Jan-89	Apr-89	5-27.5 yrs.
LAKEWOOD TERRACE	3,307,904	124,707	2,263,782	4,628,129	124,707	6,891,911	7,016,618	3,142,637	Aug-89	May-89	27.5 yrs.
MAPLEWOOD APTS.	740,805	37,900	938,775	99,424	37,900	1,038,199	1,076,099	417,092	Apr-89	May-89	40 yrs.
MOUND PLAZA LTD	610,575	17,058	772,173	40,927	17,059	813,100	830,159	443,140	Sep-89	Aug-89	5-27.5 yrs.
OAK CREST MANOR II	890,003	77,500	1,049,551	70,740	77,500	1,120,291	1,197,791	439,592	May-89	May-89	40 yrs.
PAIGE HALL	2,253,150	633,666	2,544,140	977,403	0	3,521,543	3,521,543	1,568,548	Apr-89	Mar-89	7-27.5 yrs.
QUEENS COURT	120,000	92,200	2,185,579	111,223	92,200	2,296,802	2,389,002	1,324,347	Jan-89	Feb-89	5-27.5 yrs.
RIPON APARTMENTS	830,721	29,040	1,016,757	16,425	29,040	1,033,182	1,062,222	636,355	Jul-89	Mar-89	5-27.5 yrs.
SOUTHPORT, LTD	1,205,494	52,800	1,176,478	326,483	52,800	1,502,961	1,555,761	811,751	Feb-89	Apr-89	5-27.5 yrs.
SUN VILLAGE APTS.	1,022,025	55,973	1,313,338	11,361	55,973	1,324,699	1,380,672	589,893	May-88	Apr-89	5-27.5 yrs.
TRINIDAD APTS	901,582	70,000	1,105,890	75,856	110,166	1,181,746	1,291,912	710,013	Jun-89	Jun-89	27.5 yrs.
VASSAR APTS	899,614	60,823	1,159,060	5,385	60,823	1,164,445	1,225,268	719,219	Nov-89	Mar-89	5-27.5 yrs.
WILLOW STREET	1,444,650	116,380	1,798,301	126,696	116,380	1,924,997	2,041,377	1,163,259	Dec-88	Feb-89	15-27.5 yrs.

	26,257,749	2,277,661	38,028,181	1,992,546	1,704,764	40,020,727	41,725,491	22,209,819

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2004.

There we no carrying costs as of December 31, 2004. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund Limited Partnership - Series 3

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$83,692,934
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	52,507
Other	0
		$52,507
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/93		$83,745,441
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	46,581
Other	0
		$46,581
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$83,792,022
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,295,176
Other	0
		$4,295,176
Deductions during period:
Cost of real estate sold	0
Other	0
		$0
Balance at close of period - 3/31/95		$88,087,198

Balance at close of period - 3/31/95		$88,087,198
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	168,411
Other	0
		$168,411
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$88,255,609
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	7,950,557
Other	0
		$7,950,557
Deductions during period:
Cost of real estate sold	$0
Other	(7,824,069)
		$(7,824,069)
Balance at close of period - 3/31/97		$88,382,097
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(1,377,159)
Other	0
		$(1,377,159)
Deductions during period:
Cost of real estate sold	$0
Other	(3,844,767)
		$(3,844,767)
Balance at close of period - 3/31/98		$83,160,171

Balance at close of period - 3/31/98		$83,160,171
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(3,829,441)
Other	0
		$(3,829,441)
Deductions during period:
Cost of real estate sold	$0
Other	1,588,310
		$1,588,310
Balance at close of period - 3/31/99		$80,919,040
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,734,899
Other	0
		$4,734,899
Deductions during period:
Cost of real estate sold	$0
Other	(4,318,070)
		$(4,318,070)
Balance at close of period - 3/31/00		$81,335,869
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	302,159
Other	0
		$302,159
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$81,638,028

Balance at close of period - 3/31/01		$81,638,028
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	68,383
Other	0
		$68,383
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$81,706,411
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	74,627
Other	0
		$74,627
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$81,781,038
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	312,695
Other	0
		$312,695
Deductions during period:
Cost of real estate sold	$(13,034,658)
Other	0
		$(13,034,658)
Balance at close of period - 3/31/04		$69,059,075

Balance at close of period - 3/31/04		$69,059,075
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	194,288
Other	0
		$194,288
Deductions during period:
Cost of real estate sold	$(27,527,872)
Other **	0
		$(27,527,872)
Balance at close of period - 3/31/05		$41,725,491

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$7,778,563
Current year expense	$2,897,006
Balance at close of period - 3/31/93		$10,675,569
Current year expense	$2,848,313
Balance at close of period - 3/31/94		$13,523,882
Current year expense	$2,914,588
Balance at close of period - 3/31/95		$16,438,470
Current year expense	$2,967,670
Balance at close of period - 3/31/96		$19,406,140
Current year expense	$2,896,912
Balance at close of period - 3/31/97		$22,303,052
Current year expense	$(88,832)
Balance at close of period - 3/31/98		$22,214,220
Current year expense	$5,783,312
Balance at close of period - 3/31/99		$27,997,532
Current year expense	$2,732,680
Balance at close of period - 3/31/00		$30,730,212
Current year expense	$2,172,961
Balance at close of period - 3/31/01		$32,903,173
Current year expense	$2,449,186
Balance at close of period - 3/31/02		$35,352,359
Current year expense	$2,468,039
Balance at close of period - 3/31/03		$37,820,398
Current year expense	$1,913,243
Reduction for real-estate sold	(6,317,805)
Balance at close of period - 3/31/04		$33,415,836
Current year expense	$1,301,979
Reduction for real-estate sold	(12,507,996
Balance at close of period - 3/31/05		$22,209,819

Boston Capital Tax Credit Fund Limited Partnership - Series 4
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005

(UNAUDITED)

				Cost capitalized	Gross amount at which carried
Description	Encumbrances	Initial cost to company		subsequent	at close of period		Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	to acquisition	Land	Buildings and improvements
				Improvements
ARMORY SQUARE LTD	1,891,975	59,900	3,890,990	149,544	59,900	4,040,534	4,100,434	1,649,888	Sep-89	Jul-89	5-27.5 yrs.
AUBURN TRACE LTD	9,134,764	730,000	5,564,052	9,683,107	730,000	15,247,159	15,977,159	8,950,357	Jan-90	Jun-89	5-27.5 yrs.
AULT APARTMENTS	477,248	12,058	570,737	127,066	23,770	697,803	721,573	425,723	Jul-89	Jun-89	7-27.5 yrs.
BURLWOOD APTS	350,372	20,000	267,333	164,859	20,000	432,192	452,192	220,644	Aug-89	Jun-89	7-27.5 yrs.
CAMBRIA COMMONS	1,034,192	5,808	1,489,672	36,166	5,808	1,525,838	1,531,646	865,909	Jul-89	Sep-89	5-27.5 yrs.
CENTRAL PARKWAY TOWERS	2,800,000	0	9,276,692	(4,964,767)	0	4,311,925	4,311,925	4,311,925	Dec-89	Sep-89	5-27.5 yrs.

CLEAR VIEW APTS	735,882	45,000	928,226	50,477	45,000	978,703	1,023,703	569,125	Nov-89	Oct-89	7-27.5 yrs.
LANDMARK LP	2,613,009	425,800	3,843,617	380,406	425,800	4,224,023	4,649,823	1,833,813	May-89	Aug-89	5-27.5 yrs.
MEADOWCREST APTS	2,763,890	286,065	867,009	4,207,427	286,065	5,074,436	5,360,501	2,890,431	Oct-90	Sep-89	5-27.5 yrs.
MILLIKEN APTS	837,194	40,000	860,882	192,556	80,231	1,053,438	1,133,669	642,414	Aug-89	Sep-89	7-27.5 yrs.
NEW GRAND HOTEL	2,667,484	308,000	6,150,420	1,286,240	308,000	7,436,660	7,744,660	4,115,962	Mar-90	May-89	7-27.5 yrs.
SHOCKOE HILL II	1,768,276	0	3,152,879	49,420	0	3,202,299	3,202,299	1,285,780	Sep-89	Aug-89	5-27.5 yrs.
WICHITA WEST HSNG	1,726,212	181,874	3,876,750	145,275	181,874	4,022,025	4,203,899	2,317,719	Sep-89	Aug-89	7-27.5 yrs.

	28,800,498	2,114,505	40,739,259	11,507,776	2,166,448	52,247,035	54,413,483	30,079,690

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2004.

There we no carrying costs as of December 31, 2004. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund Limited Partnership - Series 4

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$103,193,346
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,703,785
Other	0
		$1,703,785
Deductions during period:
Cost of real estate sold	$0
Other*	(16,119)
		$(16,119)
Balance at close of period - 3/31/93		$104,881,012
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,453,119
Other	0
		$2,453,119
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$107,334,131
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	83,082
Other	0
		$83,082
Deductions during period:
Cost of real estate sold	0
Other	0
		$0
Balance at close of period - 3/31/95		$107,417,213

Balance at close of period - 3/31/95		$107,417,213
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	542,548
Other	0
		$542,548
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$107,959,761
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	220,246
Other	0
		$220,246
Deductions during period:
Cost of real estate sold	$0
Other	(10,169,834)
		$(10,169,834)
Balance at close of period - 3/31/97		$98,010,173
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	496,394
Other	0
		$496,394
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$98,506,567

Balance at close of period - 3/31/98		$98,506,567
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(11,446,675)
Other	0
		$(11,446,675)
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$87,059,892
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	447,562
Other	0
		$447,562
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$87,507,454
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	263,178
Other	0
		$263,178
Deductions during period:
Cost of real estate sold	$0
Other	(4,309,818)
		$(4,309,818)
Balance at close of period - 3/31/01		$83,460,814

Balance at close of period - 3/31/01		$83,460,814
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(781,593)
Other	0
		$(781,593)
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$82,679,221
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	226,725
Other	0
		$226,725
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$82,905,946
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	362,975
Other	0
		$362,975
Deductions during period:
Cost of real estate sold	$(9,303,035)
Other	0
		$(9,303,035)
Balance at close of period - 3/31/04		$73,965,886

Balance at close of period - 3/31/04		$73,965,886
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	707,659
Other	0
		$707,659
Deductions during period:
Cost of real estate sold	$(20,260,062)
Other **	0
		$(20,260,062)
Balance at close of period - 3/31/05		$54,413,483

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$6,809,399
Current year expense	$3,546,208
Balance at close of period - 3/31/93		$10,355,607
Current year expense	$3,739,080
Balance at close of period - 3/31/94		$14,094,687
Current year expense	$3,783,175
Balance at close of period - 3/31/95		$17,877,862
Current year expense	$3,670,792
Balance at close of period - 3/31/96		$21,548,654
Current year expense	$1,951,906
Balance at close of period - 3/31/97		$23,500,560
Current year expense	$3,280,453
Balance at close of period - 3/31/98		$26,781,013
Current year expense	$3,394,201
Balance at close of period - 3/31/99		$30,175,214
Current year expense	$2,857,224
Balance at close of period - 3/31/00		$33,032,438
Current year expense	$(1,678,416)
Balance at close of period - 3/31/01		$31,354,022
Current year expense	$2,507,462
Balance at close of period - 3/31/02		$33,861,484
Current year expense	$2,546,642
Balance at close of period - 3/31/03		$36,408,126
Current year expense	$2,377,499
Reduction for real-estate sold	(3,335,582)
Balance at close of period - 3/31/04		$35,450,043
Current year expense	$1,923,750
Reduction for real-estate sold	(7,294,103)
Balance at close of period - 3/31/05		$30,079,690

Boston Capital Tax Credit Fund Limited Partnership - Series 5
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005

(UNAUDITED)

Description	Encumbrances	Initial cost to company		Cost capitalized	Gross amount at which carried at close of period		Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
				subsequent to
		Land	Buildings and improvements	acquisition	Land	Buildings and improvements
				Improvements
ANNADALE	11,821,311	794,249	3,448,985	9,068,526	226,000	12,517,511	12,743,511	3,484,212	6/90	10/90	5-50 yrs
CALEXICO	1,534,409	189,545	2,140,711	22,756	189,545	2,163,467	2,353,012	638,848	4/90	2/90	5-50 yrs.
POINT ARENA	1,177,334	79,160	1,715,209	81,167	79,160	1,796,376	1,875,536	534,022	2/90	2/90	5-50 yrs.
TKO INV PROPS. V	546,515	192,656	2,991,964	52,585	190,691	3,044,549	3,235,240	1,529,563	9/89	10/89	5-30 yrs.

	15,079,569	1,255,610	10,296,869	9,225,034	685,396	19,521,903	20,207,299	6,186,645

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

**There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund Limited Partnership - Series 5

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$20,288,851
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,975
Other	0
		$4,975
Deductions during period:
Cost of real estate sold	$0
Other*	(943,687)
		$(943,687)
Balance at close of period - 3/31/93		$19,350,139
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	139,600
Other	0
		$139,600
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/94		$19,489,739
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	12,561
Other	0
		$12,561
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$19,502,300

Balance at close of period - 3/31/95		$19,502,300
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,315,415
Other	0
		$1,315,415
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$20,817,715
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	33,132
Other	0
		$33,132
Deductions during period:
Cost of real estate sold	$0
Other *	0
		$0
Balance at close of period - 3/31/97		$20,850,847
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,950
Other	0
		$4,950
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$20,855,797

Balance at close of period - 3/31/98		$20,855,797
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(65,649)
Other	0
		$(65,490)
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$20,790,148
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	746
Other	0
		$746
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$20,790,894
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	47,292
Other	0
		$47,292
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$20,838,186

Balance at close of period - 3/31/01		$20,838,186
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	66,145
Other	0
		$66,145
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$20,904,331
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	20,987
Other	0
		$20,987
Deductions during period:
Cost of real estate sold	$0
Other	(471,196)
		$(471,196)

Balance at close of period - 3/31/03		$20,454,122
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	157,037
Other	0

		$157,037
Deductions during period:
Cost of real estate sold	$(494,004)
Other	0
		$(494,004)
Balance at close of period - 3/31/04		$20,117,155

Balance at close of period - 3/31/04		$20,117,155
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,144
Other	0
		$90,144
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/05		$20,207,299

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$724,098
Current year expense	$400,685
Balance at close of period - 3/31/93		$1,124,783
Current year expense	$406,272
Balance at close of period - 3/31/94		$1,531,055
Current year expense	$403,858
Balance at close of period - 3/31/95		$1,934,913
Current year expense	$434,339
Balance at close of period - 3/31/96		$2,369,252
Current year expense	$449,720
Balance at close of period - 3/31/97		$2,818,972
Current year expense	$462,407
Balance at close of period - 3/31/98		$3,281,379
Current year expense	$420,998
Balance at close of period - 3/31/99		$3,702,377
Current year expense	$441,046
Balance at close of period - 3/31/00		$4,143,423
Current year expense	$449,783
Balance at close of period - 3/31/01		$4,593,206
Current year expense	$461,926
Balance at close of period - 3/31/02		$5,055,132
Current year expense	$338,766
Balance at close of period - 3/31/03		$5,393,898
Current year expense	$461,580
Reduction for real-estate sold	(140,400)
Balance at close of period - 3/31/04		$5,715,078
Current year expense	$471,567
Reduction for real-estate sold	—
Balance at close of period - 3/31/05		$6,186,645

Boston Capital Tax Credit Fund Limited Partnership - Series 6
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005

(UNAUDITED)

Description	Encumbrances	Initial cost to company		Cost capitalized	Gross amount at which carried at close of period		Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
				subsequent to
		Land	Buildings and improvements	acquisition	Land	Buildings and improvements
				Improvements
AUBURN TRACE	9,134,764	730,000	5,564,052	9,683,107	730,000	15,247,159	15,977,159	8,950,357	Jan-90	Jun-89	5-27.5 yrs.
BRIARWOOD ESTATES	556,380	45,000	694,093	57,871	45,000	751,964	796,964	438,104	Sep-88	Sep-89	5-27.5 yrs.
GREEN PINES APTS.	1,396,489	106,484	1,750,831	46,754	106,484	1,797,585	1,904,069	727,871	Nov-89	Oct-89	5-27.5 yrs.
HACIENDA VILLA	3,540,466	233,165	4,135,079	3,389,385	233,165	7,524,464	7,757,629	2,871,756	Jan-90	Dec-89	40 yrs.
HILLANDALE COMMONS	4,456,093	601,653	4,198,973	2,901,375	601,653	7,100,348	7,702,001	3,542,365	Jan-90	Nov-89	5-27.5 yrs.
HOLLAND WEST APTS.	1,625,630	175,000	2,301,607	1,158,356	175,000	3,459,963	3,634,963	1,582,874	Feb-90	Dec-89	5-27.5 yrs.
KEARNEY PROP II	354,305	34,000	460,385	57,028	34,000	517,413	551,413	307,254	Mar-88	Sep-89	5-27.5 yrs.
PLEASANT HILL PROPERTIES	549,391	25,000	703,690	65,943	25,000	769,633	794,633	446,711	May-88	Sep-89	5-27.5 yrs.
SOCORRO PROPERTIES	1,220,557	85,000	1,652,129	130,721	85,000	1,782,850	1,867,850	1,084,102	Oct-89	Nov-89	27.5 yrs.
WOODCLIFF APTS	741,139	26,795	919,806	15,401	26,795	935,207	962,002	576,940	Nov-89	Oct-89	5-27.5 yrs.

	23,575,214	2,062,097	22,380,645	17,505,941	2,062,097	39,886,586	41,948,683	20,528,334

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

**There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund Limited Partnership - Series 6

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$59,489,199
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	3,679,360
Other	0
		$3,679,360
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/93		$63,168,559
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	447,307
Other	0
		$447,307
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/94		$63,615,866
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	147,102
Other	0
		$147,102
Deductions during period:
Cost of real estate sold	$0
Other	(261,992)
		$(261,992)
Balance at close of period - 3/31/95		$63,500,976

Balance at close of period - 3/31/95		$63,500,976
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	213,479
Other	0
		$213,479
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$63,714,455
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	149,680
Other	0
		$149,680
Deductions during period:
Cost of real estate sold	$0
Other *	(10,169,864)
		$(10,169,864)
Balance at close of period - 3/31/97		$53,694,271
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	213,929
Other	0
		$213,929
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$53,908,200

Balance at close of period - 3/31/98		$53,908,200
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	127,127
Other	0
		$127,127
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$54,035,327
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	100,710
Other	0
		$100,710
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$54,136,037
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,031,005
Other	0
		$1,031,005
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$55,167,042

Balance at close of period - 3/31/01		$55,167,042
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	409,440
Other	0
		$409,440
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$55,576,482
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	408,712
Other	0
		$408,712
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$55,985,194
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	187,786
Other	0
		$187,786
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$56,172,980

Balance at close of period - 3/31/04		$56,172,980
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	280,115
Other	0
		$280,115
Deductions during period:
Cost of real estate sold	$(14,504,412)
Other **	0
		$(14,504,412)
Balance at close of period - 3/31/05		$41,948,683

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$3,757,494
Current year expense	$2,096,245
Balance at close of period - 3/31/93		$5,853,739
Current year expense	$2,168,130
Balance at close of period - 3/31/94		$8,021,869
Current year expense	$2,112,071
Balance at close of period - 3/31/95		$10,133,940
Current year expense	$2,079,902
Balance at close of period - 3/31/96		$12,213,842
Current year expense	$419,476
Balance at close of period - 3/31/97		$12,633,318
Current year expense	$1,767,719
Balance at close of period - 3/31/98		$14,401,037
Current year expense	$1,700,035
Balance at close of period - 3/31/99		$16,101,072
Current year expense	$1,759,182
Balance at close of period - 3/31/00		$17,860,254
Current year expense	$1,768,371
Balance at close of period - 3/31/01		$19,628,625
Current year expense	$1,761,099
Balance at close of period - 3/31/02		$21,389,724
Current year expense	$1,750,799
Balance at close of period - 3/31/03		$23,140,523
Current year expense	$1,761,099
Balance at close of period - 3/31/04		$24,951,320
Current year expense	$1,367,999
Reduction for real-estate sold	(5,790,985)
Balance at close of period - 3/31/05		$26,319,319