Form 10-K, Exhibit 13
period 2006-03-31
BOSTON CAPITAL TAX CREDIT FUND LTD PARTNERSHIP
filed 2006-12-21
CIK 835095

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT
BOSTON CAPITAL TAX CREDIT FUND
LIMITED PARTNERSHIP -
SERIES 1 THROUGH SERIES 6
MARCH 31, 2006 AND 2005

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners
Boston Capital Tax Credit Fund
Limited Partnership
     We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund Limited Partnership — Series 1 through Series 6, in total and for each series, as of March 31, 2006 and 2005, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2006. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain operating limited partnerships which investments represent $0 and $0 of the total partnership assets as of March 31, 2006 and 2005, respectively, and $0, $(65,144) and $(181,039), of the total partnership income (loss) for the years ended March 31, 2006, 2005 and 2004, respectively; of the assets for Series 1 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 1 for the years ended March 31, 2006, 2005 and 2004, $0, $0 and $0, respectively; of the assets for Series 2 as of March 31, 2006 and 2005, $0 and $0 respectively, and of the income (loss) for Series 2 for the years ended March 31, 2006, 2005 and 2004, $0, $0 and $(19,029), respectively; of the assets for Series 3 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 3 for the years ended March 31, 2006, 2005 and 2004, $0, $0 and $0, respectively; of the assets for Series 4 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 4 for the years ended March 31, 2006, 2005 and 2004, $0, $(101,297) and $(503,068), respectively; of the assets for Series 5 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 5 for the years ended March 31, 2006, 2005 and 2004, $0, $0 and $739, respectively; and of the assets for Series 6 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 6 for the years ended March 31, 2006, 2005 and 2004, $0, $36,153 and $340,319, respectively. Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.
     In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund Limited Partnership — Series 1 through Series 6, in total and for each series, as of March 31, 2006 and 2005, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2006, in conformity with accounting principles generally accepted in the United States of America.
     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules listed under Item 15 (a) in the index are presented for the purpose of complying with the Securities and Exchange Commission’s rules and are not part of the basic financial statements. These schedules have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, based on our audit and the reports of other auditors, fairly state in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.
/s/
Reznick Group, P.C.
Bethesda, Maryland
November 30, 2006

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
BALANCE SHEETS
March 31, 2006 and 2005

	Total
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	591,583	3,859,352
Other	206	697,782

	$591,789	$4,557,134

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — affiliates	$10,953,190	$11,921,520

	10,953,190	11,921,520

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 9,800,600 issued to the assignees at March 31, 2006 and 2005	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 9,800,600 issued and outstanding at March 31, 2006 and 2005	(9,465,977)	(6,457,962)
General partner	(895,424)	(906,424)

	(10,361,401)	(7,364,386)

	$591,789	$4,557,134

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 1
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	52,894	71,069
Other	—	144,183

	$52,894	$215,252

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — affiliates	$2,527,484	$2,601,652

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,299,900 issued to the assignees at March 31, 2006 and 2005	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,299,900 issued and outstanding at March 31, 2006 and 2005	(2,337,011)	(2,249,312)
General partner	(137,579)	(137,088)

	(2,474,590)	(2,386,400)

	$52,894	$215,252

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 2
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	162,014	535,504
Other	—	159,254

	$162,014	$694,758

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — affiliates	$782,518	$1,202,089

	782,518	1,202,089

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 830,300 issued to the assignees at March 31, 2006 and 2005	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 830,300 issued and outstanding at March 31, 2006 and 2005	(547,839)	(432,915)
General partner	(72,665)	(74,416)

	(620,504)	(507,331)

	$162,014	$694,758

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 3
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	223,404	431,862
Other	—	285,634

	$223,404	$717,496

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — affiliates	$2,974,205	$3,178,938

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,882,200 issued to the assignees at March 31, 2006 and 2005	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,882,200 issued and outstanding at March 31, 2006 and 2005	(2,490,475)	(2,200,845)
General partner	(260,326)	(260,597)

	(2,750,801)	(2,461,442)

	$223,404	$717,496

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 4
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	957	215,822
Other	206	85,647

	$1,163	$301,469

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — affiliates	$2,599,101	$2,884,971

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,995,300 issued to the assignees at March 31, 2006 and 2005	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,995,300 issued and outstanding at March 31, 2006 and 2005	(2,323,796)	(2,298,762)
General partner	(274,142)	(284,740)

	(2,597,938)	(2,583,502)

	$1,163	$301,469

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 5
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	32,651	52,994
Other	—	—

	$32,651	$52,994

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — affiliates	$402,948	$369,780

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 489,900 issued to the assignees at March 31, 2006 and 2005	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 489,900 issued and outstanding at March 31, 2006 and 2005	(324,844)	(271,868)
General partner	(45,453)	(44,918)

	(370,297)	(316,786)

	$32,651	$52,994

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 6
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	119,663	2,552,101
Other	—	23,064

	$119,663	$2,575,165

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — affiliates	$1,666,934	$1,684,090

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,303,000 issued to the assignees at March 31, 2006 and 2005	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,303,000 issued and outstanding at March 31, 2006 and 2005	(1,442,012)	995,740
General partner	(105,259)	(104,665)

	(1,547,271)	891,075

	$119,663	$2,575,165

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF OPERATIONS
Years ended March 31, 2006, 2005 and 2004

	Total
	2006	2005	2004
Income
Interest income	$11,999	$10,445	$11,140
Miscellaneous income	27,424	29,983	66,063

Total income	39,423	40,428	77,203

Share of income (losses) from operating limited partnerships	1,790,686	(1,076,925)	1,501,868

Expenses
Professional fees	139,336	84,212	82,807
Partnership management fee	438,157	450,058	765,468
Impairment loss	69,539	2,182,175	170,000
General and administrative expenses	83,111	126,740	90,090

	730,143	2,843,185	1,108,365

NET INCOME (LOSS)	$1,099,966	$(3,879,682)	$470,706

Net income (loss) allocated to general partner	$11,000	$(38,797)	$4,707

Net income (loss) allocated to assignees	$1,088,966	$(3,840,885)	$465,999

Net income (loss) per BAC	$0.11	$(0.39)	$0.05

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 1
	2006	2005	2004
Income
Interest income	$744	$232	$273
Miscellaneous income	25,316	14,248	39,308

Total income	26,060	14,480	39,581

Share of income (losses) from operating limited partnerships	63,813	111,098	(29,169)

Expenses
Professional fees	20,770	14,700	14,425
Partnership management fee	101,185	122,454	160,046
Impairment loss	—	—	—
General and administrative expenses	16,977	10,427	14,465

	138,932	147,581	188,936

NET INCOME (LOSS)	$(49,059)	$(22,003)	$(178,524)

Net income (loss) allocated to general partner	$(491)	$(220)	$(1,785)

Net income (loss) allocated to assignees	$(48,568)	$(21,783)	$(176,739)

Net income (loss) per BAC	$(0.04)	$(0.02)	$(0.11)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 2
	2006	2005	2004
Income
Interest income	$1,323	$41	$31
Miscellaneous income	—	150	1,247

Total income	1,323	191	1,278

Share of income (losses) from operating limited partnerships	241,226	119,618	(188,661)

Expenses
Professional fees	16,547	10,471	10,400
Partnership management fee	41,610	58,534	59,577
Impairment loss	—	20,694	170,000
General and administrative expenses	9,323	8,891	9,221

	67,480	98,590	249,198

NET INCOME (LOSS)	$175,069	$21,219	$(436,581)

Net income (loss) allocated to general partner	$1,751	$212	$(4,366)

Net income (loss) allocated to assignees	$173,318	$21,007	$(432,215)

Net income (loss) per BAC	$0.21	$0.03	$(0.52)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 3
	2006	2005	2004
Income
Interest income	$2,213	$4,664	$8,969
Miscellaneous income	52	9,404	9,055

Total income	2,265	14,068	18,024

Share of income (losses) from operating limited partnerships	153,375	895,866	1,817,622

Expenses
Professional fees	30,749	18,717	18,070
Partnership management fee	78,353	(18,178)	189,099
Impairment loss	—	273,247	—
General and administrative expenses	19,458	34,236	26,154

	128,560	308,022	233,323

NET INCOME (LOSS)	$27,080	$601,912	$1,602,323

Net income (loss) allocated to general partner	$271	$6,019	$16,023

Net income (loss) allocated to assignees	$26,809	$595,893	$1,586,300

Net income (loss) per BAC	$0.01	$0.21	$0.55

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 4
	2006	2005	2004
Income
Interest income	$2,418	$1,988	$1,086
Miscellaneous income	825	2,250	7,724

Total income	3,243	4,238	8,810

Share of income (losses) from operating limited partnerships	1,196,434	(1,195,394)	(260,825)

Expenses
Professional fees	26,440	17,900	17,483
Partnership management fee	93,575	153,305	199,120
Impairment loss	—	1,157,035	—
General and administrative expenses	19,860	53,207	21,632

	139,875	1,381,447	238,235

NET INCOME (LOSS)	$1,059,802	$(2,572,603)	$(490,250)

Net income (loss) allocated to general partner	$10,598	$(25,726)	$(4,903)

Net income (loss) allocated to assignees	$1,049,204	$(2,546,877)	$(485,347)

Net income (loss) per BAC	$0.35	$(0.85)	$(0.16)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 5
	2006	2005	2004
Income
Interest income	$183	$238	$358
Miscellaneous income	—	1,350	1,274

Total income	183	1,588	1,632

Share of income (losses) from operating limited partnerships	—	(12,006)	(78,710)

Expenses
Professional fees	14,149	8,720	8,944
Partnership management fee	31,910	31,903	34,278
Impairment loss	—	314,840	—
General and administrative expenses	7,635	7,030	6,139

	53,694	362,493	49,361

NET INCOME (LOSS)	$(53,511)	$(372,911)	$(126,439)

Net income (loss) allocated to general partner	$(535)	$(3,729)	$(1,264)

Net income (loss) allocated to assignees	$(52,976)	$(369,182)	$(125,175)

Net income (loss) per BAC	$(0.11)	$(0.75)	$(0.26)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 6
	2006	2005	2004
Income
Interest income	$5,118	$3,282	$423
Miscellaneous income	1,231	2,581	7,455

Total income	6,349	5,863	7,878

Share of income (losses) from operating limited partnerships	135,838	(996,107)	241,611

Expenses
Professional fees	30,681	13,704	13,485
Partnership management fee	91,524	102,040	123,348
Impairment loss	69,539	416,359	—
General and administrative expenses	9,858	12,949	12,479

	201,602	545,052	149,312

NET INCOME (LOSS)	$(59,415)	$(1,535,296)	$100,177

Net income (loss) allocated to general partner	$(594)	$(15,353)	$1,002

Net income (loss) allocated to assignees	$(58,821)	$(1,519,943)	$99,175

Net income (loss) per BAC	$(0.05)	$(1.17)	$0.08

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)
Years ended March 31, 2006, 2005 and 2004

		General
Total	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$(1,369,919)	$(872,334)	$(2,242,253)

Net loss	465,999	4,707	470,706

Partners’ capital (deficit), March 31, 2004	(903,920)	(867,627)	(1,771,547)

Distributions	(1,713,157)	—	(1,713,157)

Net income	(3,840,885)	(38,797)	(3,879,682)

Partners’ capital (deficit), March 31, 2005	(6,457,962)	(906,424)	(7,364,386)

Distributions	(4,096,981)	—	(4,096,981)

Net loss	1,088,966	11,000	1,099,966

Partners’ capital (deficit), March 31, 2006	$(9,465,977)	$(895,424)	$(10,361,401)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2006, 2005 and 2004

		General
Series 1	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$(2,050,790)	$(135,083)	$(2,185,873)

Net loss	(176,739)	(1,785)	(178,524)

Partners’ capital (deficit), March 31, 2004	(2,227,529)	(136,868)	(2,364,397)

Net loss	(21,783)	(220)	(22,003)

Partners’ capital (deficit), March 31, 2005	(2,249,312)	(137,088)	(2,386,400)

Distributions	(39,131)	—	(39,131)

Net loss	(48,568)	(491)	(49,059)

Partners’ capital (deficit), March 31, 2006	$(2,337,011)	$(137,579)	$(2,474,590)

		General
Series 2	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$(21,707)	$(70,262)	$(91,969)

Net loss	(432,215)	(4,366)	(436,581)

Partners’ capital (deficit), March 31, 2004	(453,922)	(74,628)	(528,550)

Net loss	21,007	212	21,219

Partners’ capital (deficit), March 31, 2005	(432,915)	(74,416)	(507,331)

Distributions	(288,242)	—	(288,242)

Net income	173,318	1,751	175,069

Partners’ capital (deficit), March 31, 2006	$(547,839)	$(72,665)	$(620,504)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2006, 2005 and 2004

		General
Series 3	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$(2,789,878)	$(282,639)	$(3,072,517)

Net income	1,586,300	16,023	1,602,323

Partners’ capital (deficit), March 31, 2004	(1,203,578)	(266,616)	(1,470,194)

Distributions	(1,593,160)	—	(1,593,160)

Net income	595,893	6,019	601,912

Partners’ capital (deficit), March 31, 2005	(2,200,845)	(260,597)	(2,461,442)

Distributions	(316,439)	—	(316,439)

Net income	26,809	271	27,080

Partners’ capital (deficit), March 31, 2006	$(2,490,475)	$(260,326)	$(2,750,801)

		General
Series 4	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$853,459	$(254,111)	$599,348

Net loss	(485,347)	(4,903)	(490,250)

Partners’ capital (deficit), March 31, 2004	368,112	(259,014)	109,098

Distributions	(119,997)	—	(119,997)

Net loss	(2,546,877)	(25,726)	(2,572,603)

Partners’ capital (deficit), March 31, 2005	(2,298,762)	(284,740)	(2,583,502)

Distributions	(1,074,238)	—	(1,074,238)

Net loss	1,049,204	10,598	1,059,802

Partners’ capital (deficit), March 31, 2006	$(2,323,796)	$(274,142)	$(2,597,938)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2006, 2005 and 2004

		General
Series 5	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$222,489	$(39,925)	$182,564

Net loss	(125,175)	(1,264)	(126,439)

Partners’ capital (deficit), March 31, 2004	97,314	(41,189)	56,125

Net loss	(369,182)	(3,729)	(372,911)

Partners’ capital (deficit), March 31, 2005	(271,868)	(44,918)	(316,786)

Distributions	—	—	—

Net loss	(52,976)	(535)	(53,511)

Partners’ capital (deficit), March 31, 2006	$(324,844)	$(45,453)	$(370,297)

		General
Series 6	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$2,416,508	$(90,314)	$2,326,194

Net income	99,175	1,002	100,177

Partners’ capital (deficit), March 31, 2004	2,515,683	(89,312)	2,426,371

Net loss	(1,519,943)	(15,353)	(1,535,296)

Partners’ capital (deficit), March 31, 2005	995,740	(104,665)	891,075

Distributions	(2,378,931)	—	(2,378,931)

Net loss	(58,821)	(594)	(59,415)

Partners’ capital (deficit), March 31, 2006	$(1,442,012)	$(105,259)	$(1,547,271)

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CASH FLOWS
Years ended March 31, 2006, 2005 and 2004

	Total
	2006	2005	2004
Cash flows from operating activities
Net income (loss)	$1,099,966	$(3,879,682)	$470,706
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	13,765	18,084
Impairment loss	69,539	2,182,175	170,000
Share of (income) losses from operating limited partnerships	(1,790,686)	1,076,925	(1,501,868)
Other assets	192,048	(44,880)	129,574
Accounts payable — affiliates	(696,292)	410,662	375,008

Net cash used in operating activities	(1,125,425)	(241,035)	(338,496)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,954,637	3,491,805	2,442,675

Net cash provided by investing activities	1,954,637	3,491,805	2,442,675

Cash flows from financing activities
Distributions	(4,096,981)	(1,713,157)	—

Net cash used in financing activities	(4,096,981)	(1,713,157)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(3,267,769)	1,537,613	2,104,179

Cash and cash equivalents, beginning	3,859,352	2,321,739	217,560

Cash and cash equivalents, end	$591,583	$3,859,352	$2,321,739

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 1
	2006	2005	2004
Cash flows from operating activities
Net loss	$(49,059)	$(22,003)	$(178,524)
Adjustments to reconcile net loss to net cash provided by operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	—	—	—
Share of (income) losses from operating limited partnerships	(63,813)	(111,098)	29,169
Other assets	33,085	(33,085)	—
Accounts payable — affiliates	(64,118)	179,818	160,379

Net cash provided by (used in) operating activities	(143,905)	13,632	11,024

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	164,861	—	—

Net cash provided by investing activities	164,861	—	—

Cash flows from financing activities
Distributions	(39,131)	—	—

Net cash used in financing activities	(39,131)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(18,175)	13,632	11,024

Cash and cash equivalents, beginning	71,069	57,437	46,413

Cash and cash equivalents, end	$52,894	$71,069	$57,437

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 2
	2006	2005	2004
Cash flows from operating activities
Net income (loss)	$175,069	$21,219	$(436,581)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	—	20,694	170,000
Share of (income) losses from operating limited partnerships	(241,226)	(119,618)	188,661
Other assets	159,254	152,952	—
Accounts payable — affiliates	(405,498)	326,903	78,326

Net cash provided by (used in) operating activities	(312,401)	402,150	406

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	227,153	128,407	—

Net cash provided by investing activities	227,153	128,407	—

Cash flows from financing activities
Distributions	(288,242)	—	—

Net cash used in financing activities	(288,242)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(373,490)	530,557	406

Cash and cash equivalents, beginning	535,504	4,947	4,541

Cash and cash equivalents, end	$162,014	$535,504	$4,947

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 3
	2006	2005	2004
Cash flows from operating activities
Net income (loss)	$27,080	$601,912	$1,602,323
Adjustments to reconcile net income (loss) to net cash used in operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	—	273,247	—
Share of (income) losses from operating limited partnerships	(153,375)	(895,866)	(1,817,622)
Other assets	39,424	(131,868)	(58,196)
Accounts payable — affiliates	(67,051)	30,644	9,716

Net cash provided by (used in) operating activities	(153,922)	(121,931)	(263,779)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	261,903	468,853	1,932,780

Net cash provided by investing activities	261,903	468,853	1,932,780

Cash flows from financing activities
Distributions	(316,439)	(1,593,160)	—

Net cash used in financing activities	(316,439)	(1,593,160)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(208,458)	(1,246,238)	1,669,001

Cash and cash equivalents, beginning	431,862	1,678,100	9,099

Cash and cash equivalents, end	$223,404	$431,862	$1,678,100

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 4
	2006	2005	2004
Cash flows from operating activities
Net loss	$1,059,802	$(2,572,603)	$(490,250)
Adjustments to reconcile net loss to net cash used in operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	—	1,157,035	—
Share of losses from operating limited partnerships	(1,196,434)	1,195,394	260,825
Other assets	(39,715)	(32,879)	187,770
Accounts payable — affiliates	(240,968)	50,793	(63,007)

Net cash used in operating activities	(417,315)	(202,260)	(104,662)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,276,688	118,141	509,895

Net cash provided by investing activities	1,276,688	118,141	509,895

Cash flows from financing activities
Distributions	(1,074,238)	(119,997)	—

Net cash used in financing activities	(1,074,238)	(119,997)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(214,865)	(204,116)	405,233

Cash and cash equivalents, beginning	215,822	419,938	14,705

Cash and cash equivalents, end	$957	$215,822	$419,938

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 5
	2006	2005	2004
Cash flows from operating activities
Net loss	$(53,511)	$(372,911)	$(126,439)
Adjustments to reconcile net loss to net cash used in operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	—	314,840	—
Share of losses from operating limited partnerships	—	12,006	78,710
Other assets	—	—	—
Accounts payable — affiliates	33,168	32,724	37,718

Net cash used in operating activities	(20,343)	(13,341)	(10,011)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—	—

Net cash provided by investing activities	—	—	—

Cash flows from financing activities
Distributions	—	—	—

Net cash used in financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(20,343)	(13,341)	(10,011)

Cash and cash equivalents, beginning	52,994	66,335	76,346

Cash and cash equivalents, end	$32,651	$52,994	$66,335

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 6
	2006	2005	2004
Cash flows from operating activities
Net income (loss)	$(59,415)	$(1,535,296)	$100,177
Adjustments to reconcile net income to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	13,765	18,084
Impairment loss	69,539	416,359	—
Share of (income) losses from operating limited partnerships	(135,838)	996,107	(241,611)
Other assets	—	—	—
Accounts payable — affiliates	48,175	(210,220)	151,876

Net cash provided by (used in) operating activities	(77,539)	(319,285)	28,526

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	24,032	2,776,404	—

Net cash provided by investing activities	24,032	2,776,404	—

Cash flows from financing activities
Distributions	(2,378,931)	—	—

Net cash used in financing activities	(2,378,931)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,432,438)	2,457,119	28,526

Cash and cash equivalents, beginning	2,552,101	94,982	66,456

Cash and cash equivalents, end	$119,663	$2,552,101	$94,982

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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS
March 31, 2006, 2005 and 2004

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Investments in Operating Limited Partnerships (Continued)
investment and its advances to operating limited partnerships. Unrecognized losses will be suspended and offset against future individual operating limited partnership income.
Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the partnership recorded a valuation allowance as follows:

	2006	2005	2004
Series 1	$29,169	$29,169	$29,169
Series 2	169,632	169,632	169,632
Series 3	192,303	192,303	99,858
Series 4	94,513	42,213	21,920
Series 5	68,707	68,707	68,707
Series 6	—	—	—

Total	$554,324	$502,024	$389,286

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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS - CONTINUED
March 31, 2006, 2005 and 2004
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Investments in Operating Limited Partnerships (Continued)
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
As of March 31, 2004, the partnership adopted FASB Interpretation No. 46 — Revised (“FIN 46R”), “Consolidation of Variable Interest Entities.” FIN 46R provides guidance on when a company should include the assets, liabilities, and activities of a variable interest entity (“VIE”) in its financial statements and when it should disclose information about its relationship with a VIE. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it absorbs the majority of the entity’s expected losses, the majority of the expected residual returns, or both.
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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS - CONTINUED
March 31, 2006, 2005 and 2004
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS - CONTINUED
March 31, 2006, 2005 and 2004
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Net Loss per Beneficial Assignee Certificate
Net loss per beneficial assignee certificate is calculated based upon the number of units outstanding. The number of units outstanding in each series for each of the three years in the period ended March 31, 2006 is as follows:

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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS - CONTINUED
March 31, 2006, 2005 and 2004
NOTE B — RELATED PARTY TRANSACTIONS
During the years ended March 31, 2006, 2005 and 2004, the partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership, as follows:
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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE B — RELATED PARTY TRANSACTIONS (Continued)
The annual partnership management fee charged to operations net of reporting fees for the years ended March 31, 2006, 2005 and 2004 is as follows:

	2006	2005	2004
Series 1	$101,185	$122,454	$160,046
Series 2	41,610	58,534	59,577
Series 3	78,353	(18,178)	189,099
Series 4	93,575	153,305	199,120
Series 5	31,910	31,903	34,278
Series 6	91,524	102,040	123,348

	$438,157	$450,058	$765,468

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership were charged to each series’ operations for the years ended March 31, 2006, 2005 and 2004 as follows:

	2006	2005	2004
Series 1	$10,660	$6,356	$7,990
Series 2	8,955	5,327	5,675
Series 3	16,333	26,448	14,137
Series 4	14,459	45,695	11,679
Series 5	7,998	4,389	4,147
Series 6	10,190	9,367	8,021

	$68,595	$97,582	$51,649

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE B — RELATED PARTY TRANSACTIONS (Continued)
The Partnership had previously recorded and paid BCAMLP in connection with the disposition of certain Operating Partnerships certain amounts which were incorrectly referred to as sales preparation fees. The payments were actually for reimbursement of overhead and salary expenses incurred by Boston Capital and its Affiliates in connection with the disposition of twenty-one Operating Partnerships.
During the current period, management of Boston Capital decided to discontinue requesting reimbursement for overheard and salary expenses related to the disposition of assets. Additionally, Boston Capital’s management has decided to reimburse all previous reimbursements for such items by reducing other liabilities due to Boston Capital and its Affiliates from the Partnership. The sales preparation fees reimbursed for Series 1, Series 2, Series 3, Series 4, and Series 6 were $10,050, $14,073, $137,682, $44,902, and $65,331 respectively.
During the year ended March 31, 2005, the partnership reimbursed Boston Capital Asset Management Limited Partnership for overhead and salary expenses in connection with the sale of certain operating limited partnerships in Series 3 and Series 6. During the year ended March 31, 2005, the amount incurred for Series 3 was $28,200 and Series 6 was $65,331
During the year ended March 31, 2004, the partnership reimbursed Boston Capital Asset Management Limited Partnership for overhead and salary expenses in connection with the sale of certain operating limited partnerships in Series 3 and 4. During the year ended March 31, 2004, the amount incurred for Series 3 and 4 was $92,732 and $18,202, respectively.
Accounts payable — affiliates at March 31, 2006 and 2005 represents general and administrative expenses, partnership management fees, and may include advances which are noninterest bearing and payable to Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership. The carrying value of the accounts payable — affiliates approximates fair value.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS
At March 31, 2006 and 2005, the partnership has limited partnership interests in operating limited partnerships, which own apartment complexes. The number of operating limited partnerships in which the partnership has limited partnership interests at March 31, 2006 and 2005 by series is as follows:

	2006	2005
Series 1	9	12
Series 2	6	7
Series 3	18	20
Series 4	10	13
Series 5	4	4
Series 6	10	10

Total	57	66

During the year end March 31, 2006 the partnership disposed of nine of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2006 is as follows:

	Operating
	Partnership	Sale of Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition	Disposition
Series 1	1	2	$53,763	$53,763
Series 2	1	—	227,153	227,153
Series 3	2	—	15,693	15,693
Series 4	3	—	1,203,832	1,203,832
Series 5	—	—	—	—
Series 6	—	—	968	968

Total	7	2	$1,501,409	$1,501,409

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
During the year end March 31, 2005 the partnership disposed of twenty-seven of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2005 is as follows:

	Operating
	Partnership	Sale of Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition *	Disposition
Series 1	6	—	$111,098	$111,098
Series 2	1	—	128,407	128,407
Series 3	10	—	715,063	715,063
Series 4	4	1	190,997	(645,669)
Series 5	—	—	—	—
Series 6	3	2	2,799,468	(980,699)

Total	24	3	$3,945,033	$(671,800)

*	Partnership proceeds from disposition includes the following amounts recorded as receivable at March 31, 2005, $111,098 for Series 1, $246,210 for Series 3, $72,856 for Series 4 and $23,064 for Series 6.
During the year end March 31, 2004 the partnership disposed of ten of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2004 is as follows:

	Operating
	Partnership	Sale of Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition	Disposition
Series 1	—	—	$—	$—
Series 2	—	—	—	—
Series 3	2	1	1,932,780	1,932,780
Series 4	6	—	509,895	504,412
Series 5	1	—	—	(10,742)
Series 6	—	—	—	—

Total	9	1	$2,442,675	$2,426,450

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The partnership’s investments in operating limited partnerships at March 31, 2006 are summarized as follows:

Total
Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$35,856,184

Acquisition costs of operating limited partnerships	3,652,619

Syndication costs from operating limited partnerships	—

Cumulative distributions from operating limited partnerships	(149,240)

Cumulative impairment loss in investments in operating limited partnerships	(5,474,610)

Cumulative losses from operating limited partnerships	(33,884,953)

Investments in operating limited partnerships per balance sheets	—

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see Note A).	26,549

The partnership has recorded acquisition costs at March 31, 2006, which have not been accounted for in the net assets of the operating limited partnerships (see Note A).	(614,945)

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see Note A).	714,251

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see Note A).	100,786

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (See Note A).	(44,399,393)

Cumulative impairment loss in investments in operating limited partnerships	5,544,149

Other	(117,767)

Equity per operating limited partnerships’ combined financial statements	$(38,746,370)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The partnership’s investments in operating limited partnerships at March 31, 2006 are summarized as follows:

	Series 1	Series 2	Series 3
Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$5,008,099	$4,796,927	$5,108,237

Acquisition costs of operating limited partnerships	627,885	774,362	627,462

Syndication costs from operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	(6,246)	(48,145)

Cumulative impairment loss in investments in operating limited partnerships	—	(876,844)	(1,596,475)

Cumulative losses from operating limited partnerships	(5,635,984)	(4,688,199)	(4,091,079)

Investments in operating limited partnerships per balance sheets	—	—	—

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

	Series 1	Series 2	Series 3
The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A).	—	26,549	—

The partnership has recorded acquisition costs at March 31, 2006, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(397,002)	(58,422)	3,570

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	354,865	—	359,386

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	31,815	33,681	9,716

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(24,039,433)	(3,675,056)	(5,903,445)

Cumulative impairment loss in investments in operating limited partnerships	—	876,844	1,596,475

Other	(2,399)	(172,937)	(53,855)

Equity per operating limited partnerships’ combined financial statements	$(24,052,154)	$(2,969,341)	$(3,988,153)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The partnership’s investments in operating limited partnerships at March 31, 2006 are summarized as follows:

	Series 4	Series 5	Series 6
Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$10,454,855	$2,916,843	$7,571,223

Acquisition costs of operating limited partnerships	860,317	509,889	252,704

Syndication costs from operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(12,209)	—	(82,640)

Cumulative impairment loss in investments in operating limited partnerships	(1,186,943)	(765,675)	(1,048,673)

Cumulative losses from operating limited partnerships	(10,116,020)	(2,661,057)	(6,692,614)

Investments in operating limited partnerships per balance sheets	—	—	—

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

	Series 4	Series 5	Series 6
The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2006, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(527,243)	7,414	356,738

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	—	—	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	25,574

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(5,279,754)	(1,595,291)	(3,906,414)

Cumulative impairment loss in investments in operating limited partnerships	1,186,943	765,675	1,118,212

Other	59,995	(133,533)	184,962

Equity per operating limited partnerships’ combined financial statements	$(4,560,059)	$(955,735)	$(2,220,928)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The partnership’s investments in operating limited partnerships at March 31, 2005 are summarized as follows:

Total
Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$44,221,392

Acquisition costs of operating limited partnerships	7,462,556

Syndication costs from operating limited partnerships	—

Cumulative distributions from operating limited partnerships	(153,587)

Cumulative impairment loss in investments in operating limited partnerships	(7,556,627)

Cumulative losses from operating limited partnerships	(43,973,734)

Investments in operating limited partnerships per balance sheets	—

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(208,699)

The partnership has recorded acquisition costs at March 31, 2005, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(808,246)

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	859,934

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	166,290

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(55,381,196)

Cumulative impairment loss in investments in operating limited partnerships	6,126,244

Other	(197,702)

Equity per operating limited partnerships’ combined financial statements	$(49,443,375)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The partnership’s investments in operating limited partnerships at March 31, 2005 are summarized as follows:

	Series 1	Series 2	Series 3
Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$6,804,291	$5,190,516	$9,172,747

Acquisition costs of operating limited partnerships	1,148,073	941,298	1,484,769

Syndication costs from operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(4,140)	(6,246)	(48,146)

Cumulative impairment loss in investments in operating limited partnerships	—	(1,067,541)	(1,869,822)

Cumulative losses from operating limited partnerships	(7,948,224)	(5,058,027)	(8,739,548)

Investments in operating limited partnerships per balance sheets	—	—	—

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

	Series 1	Series 2	Series 3
The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	—	(208,699)	—

The partnership has recorded acquisition costs at March 31, 2005, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(603,510)	(51,730)	13,391

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	500,548	—	359,386

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	31,815	42,935	55,964

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(30,594,851)	(3,518,292)	(10,780,338)

Cumulative impairment loss in investments in operating limited partnerships	—	1,067,541	1,596,475

Other	(2,533)	(275,597)	(122,498)

Equity per operating limited partnerships’ combined financial statements	$(30,668,531)	$(2,943,842)	$(8,877,620)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The partnership’s investments in operating limited partnerships at March 31, 2005 are summarized as follows:

	Series 4	Series 5	Series 6
Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$13,527,859	$2,916,843	$6,609,136

Acquisition costs of operating limited partnerships	2,163,737	509,889	1,214,790

Syndication costs from operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(12,414)	—	(82,641)

Cumulative impairment loss in investments in operating limited partnerships	(2,804,916)	(765,675)	(1,048,673)

Cumulative losses from operating limited partnerships	(12,874,266)	(2,661,057)	(6,692,612)

Investments in operating limited partnerships per balance sheets	—	—	—

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

	Series 4	Series 5	Series 6
The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2005, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(530,549)	7,414	356,738

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	—	—	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	10,002	—	25,574

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(5,643,931)	(1,457,782)	(3,386,002)

Cumulative impairment loss in investments in operating limited partnerships	1,647,880	765,675	1,048,673

Other	154,835	(136,874)	184,965

Equity per operating limited partnerships’ combined financial statements	$(4,361,763)	$(821,567)	$(1,770,052)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The combined summarized balance sheets of the operating limited partnerships at December 31, 2005 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 1	Series 2	Series 3
ASSETS
Buildings and improvements, net of accumulated depreciation	$83,469,101	$5,603,629	$15,619,389	$14,926,733
Land	7,422,164	570,531	718,628	1,704,764
Other assets	10,343,902	1,502,280	1,581,935	1,906,191

	$101,235,167	$7,676,440	$17,919,952	$18,537,688

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$124,698,807	$23,065,491	$20,372,513	$21,022,533
Accounts payable and accrued expenses	10,689,148	5,434,542	161,162	628,293
Other liabilities	18,142,880	3,236,772	2,703,048	1,305,185

	153,530,835	31,736,805	23,236,723	22,956,011

PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(38,746,370)	(24,052,154)	(2,969,341)	(3,988,153)
Other partners	(13,549,298)	(8,211)	(2,347,430)	(430,170)

	(52,295,668)	(24,060,365)	(5,316,771)	(4,418,323)

	$101,235,167	$7,676,440	$17,919,952	$18,537,688

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The combined summarized balance sheets of the operating limited partnerships at December 31, 2005 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 4	Series 5	Series 6
ASSETS

Buildings and improvements, net of accumulated depreciation	$16,180,940	$12,925,533	$18,212,877
Land	1,680,748	685,396	2,062,097
Other assets	2,212,321	257,804	2,883,371

	$20,074,009	$13,868,733	$23,158,345

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$21,514,050	$15,244,053	$23,480,167
Accounts payable and accrued expenses	1,278,593	211,741	2,974,817
Other liabilities	4,296,282	3,012,224	3,589,369

	27,088,925	18,468,018	30,044,353

PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(4,560,059)	(955,735)	(2,220,928)
Other partners	(2,454,857)	(3,643,550)	(4,665,080)

	(7,014,916)	(4,599,285)	(6,886,008)

	$20,074,009	$13,868,733	$23,158,345

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
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
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The combined summarized balance sheets of the operating limited partnerships at December 31, 2004 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2005 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 1	Series 2	Series 3
Revenue
Rental	$21,934,238	$2,847,526	$2,676,928	$3,722,130
Interest and other	1,421,080	54,099	440,933	82,299

	23,355,318	2,901,625	3,117,861	3,804,429

Expenses
Interest	5,427,162	620,879	956,576	462,170
Depreciation and amortization	5,334,417	502,636	576,847	1,004,441
Taxes and insurance	3,355,867	695,642	246,224	663,990
Repairs and maintenance	5,413,522	853,200	865,005	979,253
Operating expenses	8,363,514	1,284,708	989,611	1,366,327
Other expenses	557,307	25,738	99,049	38,846
Impairment loss	90,700	90,700	—	—

	28,542,489	4,073,503	3,733,312	4,515,027

NET LOSS	$(5,187,171)	$(1,171,878)	$(615,451)	$(710,598)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(3,340,879)	$(1,160,160)	$(181,725)	$(470,605)

Net loss allocated to other partners	$(1,846,292)	$(11,718)	$(433,726)	$(239,993)

*	Amounts include $1,160,160, $181,725, $470,605, $870,468, $137,509, and $589,951 for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2005 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS — CONTINUED

	Series 4	Series 5	Series 6
Revenue
Rental	$5,094,797	$1,950,646	$5,642,211
Interest and other	179,900	418,799	245,050

	5,274,697	2,369,445	5,887,261

Expenses
Interest	1,334,223	783,837	1,269,477
Depreciation and amortization	1,423,385	488,334	1,338,774
Taxes and insurance	746,454	160,197	843,360
Repairs and maintenance	914,056	731,962	1,070,046
Operating expenses	1,803,557	867,461	2,051,850
Other expenses	167,223	12,560	213,891
Impairment loss	—	—	—

	6,388,898	3,044,351	6,787,398

NET LOSS	$(1,114,201)	$(674,906)	$(900,137)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(870,468)	$(137,509)	$(520,412)

Net loss allocated to other partners	$(243,733)	$(537,397)	$(379,725)

*	Amounts include $1,160,160, $181,725, $470,605, $870,468, $137,509, and $589,951 for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 1	Series 2	Series 3
Revenue
Rental	$26,399,685	$4,373,753	$2,811,305	$4,158,499
Interest and other	5,798,317	941,039	456,184	1,305,827

	32,198,002	5,314,792	3,267,489	5,464,326

Expenses
Interest	7,072,995	941,039	976,162	769,118
Depreciation and amortization	6,585,385	811,170	596,294	1,228,469
Taxes and insurance	3,756,466	855,337	234,832	704,896
Repairs and maintenance	6,418,561	1,138,114	776,837	1,191,404
Operating expenses	10,220,958	2,210,395	995,440	1,691,344
Other expenses	2,783,522	2,210,395	76,894	84,522
Impairment loss	334,456	—	—	167,228

	37,172,343	8,166,450	3,656,459	5,836,981

NET LOSS	$(4,974,341)	$(2,851,658)	$(388,970)	$(372,655)

Net loss allocated to Boston
Capital Tax Credit Fund Limited Partnership*	$(4,408,734)	$(1,494,220)	$(121,443)	$(824,723)

Net loss allocated to other partners	$(565,607)	$(1,357,438)	$(267,527)	$452,068

*	Amounts include $1,494,220, $112,654, $1,005,525, $826,683, $80,201 and $484,327 for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS — CONTINUED

	Series 4	Series 5	Series 6
Revenue
Rental	$6,503,721	$1,962,264	$6,590,143
Interest and other	152,536	417,737	2,524,994

	6,656,257	2,380,001	9,115,137

Expenses
Interest	2,004,074	752,931	1,629,671
Depreciation and amortization	1,803,334	478,587	1,667,531
Taxes and insurance	903,282	136,370	921,749
Repairs and maintenance	1,397,081	681,046	1,234,079
Operating expenses	2,355,051	768,172	2,200,556
Other expenses	185,353	12,560	213,798
Impairment loss	167,228	—	—

	8,815,403	2,829,666	7,867,384

NET LOSS	$(2,159,146)	$(449,665)	$1,247,753

Net loss allocated to Boston
Capital Tax Credit Fund Limited Partnership*	$(1,376,406)	$(92,207)	$(499,735)

Net loss allocated to other partners	$(782,740)	$(357,458)	$1,747,488

*	Amounts include $1,494,220, $112,654, $1,005,525, $826,683, $80,201 and $484,327 for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 1	Series 2	Series 3
Revenue
Rental	$33,552,059	$5,273,061	$2,669,770	$6,816,811
Interest and other	1,837,862	174,488	454,343	208,791

	35,389,921	5,447,549	3,124,113	7,025,602

Expenses
Interest	9,799,291	1,131,351	1,190,158	1,740,782
Depreciation and amortization	8,455,727	1,054,494	613,277	2,044,570
Taxes and insurance	4,952,189	786,485	274,643	1,230,490
Repairs and maintenance	8,211,871	1,249,414	924,214	1,773,903
Operating expenses	12,007,745	2,485,835	935,235	2,274,889
Other expenses	1,172,430	376,494	102,419	186,117
Impairment loss	129,800	—	—	64,900

	44,729,053	7,084,073	4,039,946	9,315,651

NET LOSS	$(9,339,132)	$(1,636,524)	$(915,833)	$(2,290,049)

Net loss allocated to Boston
Capital Tax Credit Fund Limited Partnership*	$(6,061,234)	$(1,613,908)	$(384,267)	$(1,899,896)

Net loss allocated to other partners	$(3,277,898)	$(22,616)	$(531,566)	$(390,153)

*	Amounts include $1,584,739, $195,606, $1,784,738, $900,338, $41,915, and $629,316 for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS — CONTINUED

	Series 4	Series 5	Series 6
Revenue
Rental	$9,163,171	$1,752,484	$7,876,762
Interest and other	232,862	442,758	324,620

	9,396,033	2,195,242	8,201,382

Expenses
Interest	2,878,503	938,816	1,919,681
Depreciation and amortization	2,380,293	468,600	1,894,493
Taxes and insurance	1,437,678	121,604	1,101,289
Repairs and maintenance	1,919,722	676,549	1,668,069
Operating expenses	3,149,425	726,965	2,435,396
Other expenses	213,846	12,560	280,994
Impairment loss	64,900	—	—

	12,044,367	2,945,094	9,299,922

NET LOSS	$(2,648,334)	$(749,852)	$(1,098,540)

Net loss allocated to Boston
Capital Tax Credit Fund Limited Partnership*	$(1,665,575)	$(109,883)	$(387,705)

Net loss allocated to other partners	$(982,759)	$(639,969)	$(710,835)

*	Amounts include $1,584,739, $195,606, $1,784,738, $900,338, $41,915, and $629,316 for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE D —	RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN
The partnership’s net income (loss) for financial reporting and loss for income tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Total	Series 1	Series 2	Series 3
Net income (loss) for financial reporting purposes	$1,099,966	$(49,059)	$175,069	$27,080

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	(896,574)	(510,476)	(104,183)	(154,895)
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(3,340,898)	(1,160,160)	(181,726)	(470,605)
Other	15,864,721	6,912,904	599,136	5,659,649
Related party expenses	133,781	—	4,904	(3,222)

Impairment loss not recognized for tax purposes	—	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,813,241)	(11,565)	(207,342)	(39,604)

Accrued partnership management fees not deductible for tax purposes until paid	(456,803)	(50,776)	(151,729)	(66,632)

Loss for income tax return purposes, year ended December 31, 2005	$10,590,952	$5,130,868	$134,129	$4,951,771

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The partnership’s net income (loss) for financial reporting and loss for income tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Series 4	Series 5	Series 6
Net income (loss) for financial reporting purposes	$1,059,802	$(53,511)	$(59,415)

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	(476)	(46,523)	(80,021)
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(870,486)	(137,509)	(520,412)
Other	2,434,794	43,520	214,718
Related party expenses	81,587	(2,100)	52,612

Impairment loss not recognized for tax purposes	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,223,720)	4,489	(335,499)

Accrued partnership management fees not deductible for tax purposes until paid	(258,820)	33,168	37,986

Loss for income tax return purposes, year ended December 31, 2005	$1,222,681	$(158,466)	$(690,031)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The partnership’s net income (loss) for financial reporting and income (loss) for income tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Total	Series 1	Series 2	Series 3
Net income (loss) for financial reporting purposes	$(3,879,682)	$(22,003)	$21,219	$601,912

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,228,367)	(618,586)	(117,362)	(319,209)
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(4,116,348)	(1,494,220)	(112,654)	(1,097,970)
Other	(396,423)	213,111	(75,200)	(757,684)
Related party expenses	99,373	(56,606)	—	122,852

Impairment loss not recognized for tax purposes	2,182,175	—	20,694	273,247

Difference due to fiscal year for book purposes and calendar year for tax purposes	5,683,458	1,083,902	(141,316)	2,339,642

Accrued partnership management fees not deductible for tax purposes until paid	(24,705)	164,008	67,344	(88,300)

Income (loss) for income tax return purposes, year ended December 31, 2004	$(1,680,519)	$(730,394)	$(337,275)	$1,074,490

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The partnership’s net income (loss) for financial reporting and loss for income tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 4	Series 5	Series 6
Net income (loss) for financial reporting purposes	$(2,572,603)	$(372,911)	$(1,535,296)

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	(42,311)	(46,337)	(84,562)
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(846,976)	(80,201)	(484,327)
Other	210,005	24,147	(10,802)
Related party expenses	33,374	(245)	(2)

Impairment loss not recognized for tax purposes	1,157,035	314,840	416,359

Difference due to fiscal year for book purposes and calendar year for tax purposes	474,812	291,145	1,635,273

Accrued partnership management fees not deductible for tax purposes until paid	15,106	32,724	(215,587)

Income (loss) for income tax return purposes, year ended December 31, 2004	$(1,571,558)	$163,162	$(278,944)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
       The partnership’s net income (loss) for financial reporting purposes and income (loss) for income tax return purposes for the year ended
       March 31, 2004 is reconciled as follows:

	Total	Series 1	Series 2	Series 3
Net income (loss) for financial reporting purposes	$470,706	$(178,524)	$(436,581)	$1,602,323

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,328,509)	(597,472)	(157,630)	(363,293)
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(5,525,938)	(1,613,908)	(365,238)	(1,884,596)
Other	3,375,383	(217,696)	145,545	3,081,394
Related party expenses	148,799	2,700	25,024	81,562

Impairment loss not recognized for tax purposes	170,000	—	170,000	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,069,817)	37,304	171,213	(1,916,957)

Accrued partnership management fees not deductible for tax purposes until paid	481,792	151,704	67,345	(51,572)

Income (loss) for income tax return purposes, year ended December 31, 2003	$(4,277,584)	$(2,415,892)	$(380,322)	$548,861

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The partnership’s net income (loss) for financial reporting purposes and income (loss) for income tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Series 4	Series 5	Series 6
Net income (loss) for financial reporting purposes	$(490,250)	$(126,439)	$100,177

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	(60,156)	(45,483)	(104,475)
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(922,258)	(110,622)	(629,316)
Other	341,909	97,110	(72,879)
Related party expenses	(38,847)	26,927	51,433

Impairment loss not recognized for tax purposes	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(430,976)	78,167	(8,568)

Accrued partnership management fees not deductible for tax purposes until paid	132,323	37,716	144,276

Income (loss) for income tax return purposes, year ended December 31, 2003	$(1,468,255)	$(42,624)	$(519,352)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2006 are as follows:

	Total	Series 1	Series 2	Series 3
Investments in operating limited partnerships — tax return December 31, 2005	$(32,923,336)	$(14,037,817)	$(3,075,785)	$(6,726,999)

Add back losses not recognized under the equity method	55,381,196	30,594,851	3,518,292	10,780,338

Historic tax credits	1,659,210	—	—	—

Less share of loss — three months ended March 31, 2006	(859,934)	(500,548)	—	(359,386)

Impairment loss not recognized for tax purposes	(19,141,477)	(11,733,741)	(190,694)	(4,445,072)

Impairment loss in investments in operating limited partnerships	(2,881,887)	—	(1,067,538)	—

Other	(1,233,772)	(4,322,745)	815,725	751,119

Investments in operating limited partnerships — as reported	$—	$—	$—	$—

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2006 are as follows:

	Series 4	Series 5	Series 6
Investments in operating limited partnerships — tax return December 31, 2005	$(5,460,679)	$(283,219)	$(3,338,837)

Add back losses not recognized under the equity method	5,643,931	1,457,782	3,386,002

Historic tax credits	1,659,210	—	—

Less share of loss — three months ended March 31, 2006	—	—	—

Impairment loss not recognized for tax purposes	(2,110,310)	(314,840)	(346,820)

Impairment loss in investments in operating limited partnerships	—	(765,675)	(1,048,674)

Other	267,848	(94,048)	1,348,329

Investments in operating limited partnerships — as reported	$—	$—	$—

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2005 are as follows:

	Total	Series 1	Series 2	Series 3
Investments in operating limited partnerships — tax return December 31, 2004	$(42,239,031)	$(19,117,332)	$(3,059,664)	$(11,536,577)

Add back losses not recognized under the equity method	55,381,196	30,594,851	3,518,292	10,780,338

Historic tax credits	5,435,567	—	—	1,751,704

Less share of loss — three months ended March 31, 2005	(859,934)	(500,548)	—	(359,386)

Impairment loss not recognized for tax purposes	(19,211,016)	(11,733,741)	(190,694)	(4,445,072)

Impairment loss in investments in operating limited partnerships	(6,369,226)	—	(1,067,538)	(1,675,620)

Other	7,862,444	756,770	799,604	5,484,613

Investments in operating limited partnerships — as reported	$—	$—	$—	$—

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2005, are as follows:

	Series 4	Series 5	Series 6
Investments in operating limited partnerships — tax return December 31, 2004	$(5,810,564)	$152,359	$(2,867,253)

Add back losses not recognized under the equity method	5,643,931	1,457,782	3,386,002

Historic tax credits	3,125,698	—	558,165

Less share of loss — three months ended March 31, 2005	—	—	—

Impairment loss not recognized for tax purposes	(2,110,310)	(314,840)	(416,359)

Impairment loss in investments in operating limited partnerships	(1,811,719)	(765,675)	(1,048,674)

Other	962,964	(529,626)	388,119

Investments in operating limited partnerships — as reported	$—	$—	$—

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — CASH EQUIVALENTS
Cash equivalents of $500,000 and $3,750,000 as of March 31, 2006 and 2005, respectively, include a repurchase agreement for securities to resell on April 1, 2006 and April 1, 2005, respectively, with interest rates ranging from .40% to .70% per annum.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE F — QUARTERLY FINANCIAL INFORMATION
The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
2006
Total revenue	$4,939	$4,094	$27,930	$2,460
Loss from operations	(249,400)	(222,706)	(2,232,769)	2,014,155

Share of income (losses) from Operating Limited Partnerships	223,779	110,363	1,155,592	300,952
Net income (loss)	(25,621)	(112,343)	(1,077,177)	2,315,107

Net income (loss) per BAC	(0.00)	(0.01)	(0.11)	0.23

2005
Total revenue	$14,074	$(4,920)	$26,406	$4,868
Loss from operations	(234,637)	(176,257)	(174,913)	(2,216,950)

Share of income (losses) from Operating Limited Partnerships	(73,340)	190,593	(803,060)	(391,118)
Net income (loss)	(307,977)	14,336	(977,973)	(2,608,068)

Net income (loss) per BAC	(0.03)	0.00	(0.10)	(0.26)

2004
Total revenue	$21,719	$30,506	$10,410	$14,568
Loss from operations	(183,519)	(250,690)	(306,124)	(290,829)

Share of income (losses) from Operating Limited Partnerships	1,745,781	184,479	(25,559)	(402,833)
Net income (loss)	1,562,262	(66,211)	(331,683)	(693,662)

Net income (loss) per BAC	0.16	(0.01)	(0.03)	(0.07)

Boston Capital Tax Credit Fund Limited Partnership — Series 1
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

APPLE HILL, L.P.	1,446,961	56,000	1,857,492	16,560	56,000	1,874,052	1,930,052	1,213,979	1/88	2/89	7-27.5 yrs
BRIARWOOD — VERO BEACH	1,438,231	96,546	1,866,664	96,653	96,546	1,963,317	2,059,863	826,292	8/89	1/89	40 yrs
COLDWATER LTDH	915,731	35,750	1,203,836	36,932	35,750	1,240,768	1,276,518	807,983	7/89	12/88	5-27.5 yrs
COUNTRY VILLAGE	3,092,057	179,385	3,843,452	175,746	179,385	4,019,198	4,198,583	2,424,408	4/89	1/89	5-27.5 yrs
ELK RAPIDS II APTS	721,843	37,000	929,264	12,860	37,000	942,124	979,124	630,957	2/89	12/88	5-27.5 yrs
GENESEE COMMONS	12,123,664	250,000	11,622,137	(11,622,137)	0	0	0	0	12/88	11/88	5-27.5 yrs
GREEN ACRES-YULEE	1,441,395	90,650	1,908,145	(353,458)	90,650	1,554,687	1,645,337	966,778	8/89	1/89	5-27.5 yrs
RIVERSIDE PLACE	942,486	65,200	1,202,452	56,261	65,200	1,258,713	1,323,913	814,865	7/89	12/88	5-27.5 yrs
WOOD CREEK MANOR	943,123	10,000	1,274,577	24,711	10,000	1,299,288	1,309,288	863,256	7/89	12/88	5-27.5 yrs

	23,065,491	820,531	25,708,019	(11,555,872)	570,531	14,152,147	14,722,678	8,548,518

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
** There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 1
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$56,048,622
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	948,241
Other	0
		$948,241
Deductions during period:
Cost of real estate sold	$0
Other*	0

		$0

Balance at close of period — 3/31/93		$56,996,863
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	87,241
Other	0

		$87,241
Deductions during period:
Cost of real estate sold	$0
Other*	(676,202)

		$(676,202)

Balance at close of period — 3/31/94		$56,407,902
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	219,775
Other	0

		$219,775
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/95		$56,627,677

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 1 (Continued)

Balance at close of period — 3/31/95		$56,627,677
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	561,834
Other	0

		$561,834
Deductions during period:
Cost of real estate sold	$0
Other	(404,688)

		$(404,688)

Balance at close of period — 3/31/96		$56,784,823
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	96,701
Other	0

		$96,701
Deductions during period:
Cost of real estate sold	$0
Other *	0

		$0

Balance at close of period — 3/31/97		$56,881,524
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,124,065
Other	0

		$2,124,065
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$59,005,589

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 1 (Continued)

Balance at close of period — 3/31/98		$59,005,589
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	140,910
Other	0

		$140,910
Deductions during period:
Cost of real estate sold	$0
Other **	(15,866,273)

		$(15,866,273)

Balance at close of period — 3/31/99		$43,280,226
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	226,938
Other	0

		$226,938
Deductions during period:
Cost of real estate sold	$0
Other **	(2,663,749)

		$(2,663,749)

Balance at close of period — 3/31/00		$40,843,415
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	63,134
Other	0

		$63,134
Deductions during period:
Cost of real estate sold	$0
Other **	(4,309,818)

		$(4,309,818)

Balance at close of period — 3/31/01		$36,596,731

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 1 (Continued)

Balance at close of period — 3/31/01		$36,596,731
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	199,408
Other	0

		$199,408
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period — 3/31/02		$36,796,139
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	383,558
Other	0

		$383,558
Deductions during period:
Cost of real estate sold	$0
Other **	(1,055,953)

		$(1,055,953)

Balance at close of period — 3/31/03		$36,123,744
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	211,168
Other	0

		$211,168
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period — 3/31/04		$36,334,912

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 1 (Continued)

Balance at close of period — 3/31/04		$36,334,912
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	455,939
Other	0

		$455,939
Deductions during period:
Cost of real estate sold	$(9,650,814)
Other **	(4,415,126)

		$(14,065,940)

Balance at close of period — 3/31/05		$22,724,911
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	19,077
Other	0

		$19,077
Deductions during period:
Cost of real estate sold	$(8,021,310)
Other **	0

		$(8,021,310)

Balance at close of period — 3/31/06		$14,722,678

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 1 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$6,809,399
Current year expense	$2,384,747

Balance at close of period — 3/31/93		$9,194,146
Current year expense	$1,365,846

Balance at close of period — 3/31/94		$10,559,992
Current year expense	$2,061,874

Balance at close of period — 3/31/95		$12,621,866
Current year expense	$1,958,217

Balance at close of period — 3/31/96		$14,580,083
Current year expense	$2,005,451

Balance at close of period — 3/31/97		$16,585,534
Current year expense	$2,007,981

Balance at close of period — 3/31/98		$18,593,515
Current year expense	$2,002,521

Balance at close of period — 3/31/99		$20,596,036
Current year expense	$1,277,701

Balance at close of period — 3/31/00		$21,873,737
Current year expense	$(2,969,494)

Balance at close of period — 3/31/01		$18,904,243
Current year expense	$1,012,588

Balance at close of period — 3/31/02		$19,916,831
Current year expense	$1,061,393

Balance at close of period — 3/31/03		$20,978,224
Current year expense	$1,012,724

Balance at close of period — 3/31/04		$21,990,948
Current year expense	$(3,632,930)
Reduction for real-estate sold	(5,369,487)

Balance at close of period — 3/31/05		$12,988,531
Current year expense	$482,038
Reduction for real-estate sold	(4,922,051)

Balance at close of period — 3/31/06		$8,548,518

Boston Capital Tax Credit Fund Limited Partnership — Series 2
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

ANNADALE APTS	12,106,016	794,249	3,448,985	9,120,943	226,000	12,569,928	12,795,928	3,782,852	6/90	9/90	5-50 yrs
CALEXICO VILLAGE	1,527,202	189,545	2,140,711	22,756	189,545	2,163,467	2,353,012	684,376	4/90	2/90	5-50 yrs
HERBER II VILLAGE	1,067,090	135,000	1,374,347	(4,711)	135,000	1,369,636	1,504,636	505,203	4/89	5/89	5-50 yrs
MECCA APARTMENTS	2,542,101	55,580	2,377,218	1,106,178	56,283	3,483,396	3,539,679	1,153,341	7/90	11/89	5-40 yrs
REDWOOD CREEK	1,727,616	100,000	2,479,092	(1,325)	100,000	2,477,767	2,577,767	1,055,458	12/89	7/89	5-50 yrs
REDONDO APTS. I	1,402,488	11,800	1,145,806	756,496	11,800	1,902,302	1,914,102	1,165,877	7/90	12/89	5-27.5 yrs

	20,372,513	1,286,174	12,966,159	11,000,337	718,628	23,966,496	24,685,124	8,347,107

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.

**	There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 2
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$25,884,758
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(868,303)
Other	0
		$(868,303)
Deductions during period:
Cost of real estate sold	$0
Other*	0

		$0

Balance at close of period — 3/31/93		$25,016,455
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	137,541
Other	0

		$137,541
Deductions during period:
Cost of real estate sold	$0
Other*	0

		$0

Balance at close of period — 3/31/94		$25,153,996
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	201,421
Other	0

		$201,421
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/95		$25,355,417

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 2 (Continued)

Balance at close of period — 3/31/95		$25,355,417
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,311,862
Other	0

		$1,311,862
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$26,667,279
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	34,395
Other	0

		$34,395
Deductions during period:
Cost of real estate sold	$0
Other *	0

		$0

Balance at close of period — 3/31/97		$26,701,674
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,950
Other	0

		$4,950
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$26,706,624

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 2 (Continued)

Balance at close of period — 3/31/98		$26,706,624
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,464
Other	0

		$1,464
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period — 3/31/99		$26,708,088
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	19,117
Other	0

		$19,117
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period — 3/31/00		$26,727,205
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	51,860
Other	0

		$51,860
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period — 3/31/01		$26,779,065

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 2 (Continued)

Balance at close of period — 3/31/01		$26,779,065
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	64,145
Other	0

		$64,145
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period — 3/31/02		$26,843,210
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	88,213
Other	0

		$88,213
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period — 3/31/03		$26,931,423
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	69,683
Other	0

		$69,683
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period — 3/31/04		$27,001,106

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 2 (Continued)

Balance at close of period — 3/31/04		$27,001,106
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,165
Other	0

		$90,165
Deductions during period:
Cost of real estate sold	$(1,055,155)
Other **	0

		$(1,055,155)

Balance at close of period — 3/31/05		$26,036,116
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	51,839
Other	0

		$51,839
Deductions during period:
Cost of real estate sold	$(1,402,831)
Other **	0

		$(1,402,831)

Balance at close of period — 3/31/06		$24,685,124

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 2 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$1,024,113
Current year expense	$580,739

Balance at close of period — 3/31/93		$1,604,852
Current year expense	$572,977

Balance at close of period — 3/31/94		$2,177,829
Current year expense	$582,155

Balance at close of period — 3/31/95		$2,759,984
Current year expense	$571,705

Balance at close of period — 3/31/96		$3,331,689
Current year expense	$586,836

Balance at close of period — 3/31/97		$3,918,525
Current year expense	$582,095

Balance at close of period — 3/31/98		$4,500,620
Current year expense	$562,334

Balance at close of period — 3/31/99		$5,062,954
Current year expense	$551,812

Balance at close of period — 3/31/00		$5,614,766
Current year expense	$565,640

Balance at close of period — 3/31/01		$6,180,406
Current year expense	$577,268

Balance at close of period — 3/31/02		$6,757,674
Current year expense	$581,049

Balance at close of period — 3/31/03		$7,338,723
Current year expense	$593,840

Balance at close of period — 3/31/04		$7,932,563
Current year expense	$582,021
Reduction for real-estate sold	(292,868)

Balance at close of period — 3/31/05		$8,221,716
Current year expense	$560,182
Reduction for real-estate sold	(434,791)

Balance at close of period — 3/31/06		$8,347,107

Boston Capital Tax Credit Fund Limited Partnership — Series 3
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

ASHLAND INV GRP II	1,740,372	165,464	2,210,076	9,532	165,464	2,219,608	2,385,072	859,259	May-89	Mar-89	5-50 yrs.
BELFAST BIRCHES	1,059,557	50,000	1,370,933	103,345	50,000	1,474,278	1,524,278	639,862	May-89	May-89	5-27.5 yrs.
CRUZ BAY, LTD.	1,454,876	217,600	1,729,345	2,954	217,600	1,732,299	1,949,899	972,548	Feb-89	Feb-89	5-27.5 yrs.
FYLEX HOUSING	1,353,122	129,550	1,665,891	175,494	129,550	1,841,385	1,970,935	1,124,550	Jun-89	May-89	27.5 yrs.
GREENWOOD APTS.	1,397,950	55,000	1,824,558	29,189	55,000	1,853,747	1,908,747	1,204,400	Aug-89	Mar-89	7-27.5 yrs.
JACKSON APTS	1,160,939	232,000	1,286,033	173,643	252,602	1,459,676	1,712,278	820,250	Jul-89	Jul-89	7-27.5 yrs.
LAKE NORTH APTS. II	1,024,415	60,000	1,340,829	17,152	60,000	1,357,981	1,417,981	612,898	Jan-89	Apr-89	5-27.5 yrs.
LAKEWOOD TERRACE	3,204,072	124,707	2,263,782	4,628,129	124,707	6,891,911	7,016,618	3,390,097	Aug-89	May-89	27.5 yrs.
MAPLEWOOD APTS.	737,660	37,900	938,775	105,521	37,900	1,044,296	1,082,196	448,980	Apr-89	May-89	40 yrs.
MOUND PLAZA LTD	608,147	17,058	772,173	44,881	17,059	817,054	834,113	472,615	Sep-89	Aug-89	5-27.5 yrs.
OAK CREST MANOR II	885,892	77,500	1,049,551	70,740	77,500	1,120,291	1,197,791	469,556	May-89	May-89	40 yrs.
QUEENS COURT	120,000	92,200	2,185,579	111,223	92,200	2,296,802	2,389,002	1,407,286	Jan-89	Feb-89	5-27.5 yrs.
RIPON APARTMENTS	826,417	29,040	1,016,757	20,017	29,040	1,036,774	1,065,814	668,139	Jul-89	Mar-89	5-27.5 yrs.
SOUTHPORT, LTD	1,200,831	52,800	1,176,478	326,483	52,800	1,502,961	1,555,761	871,307	Feb-89	Apr-89	5-27.5 yrs.
SUN VILLAGE APTS.	1,016,362	55,973	1,313,338	11,361	55,973	1,324,699	1,380,672	622,894	May-88	Apr-89	5-27.5 yrs.
TRINIDAD APTS	897,998	70,000	1,105,890	82,040	110,166	1,187,930	1,298,096	757,737	Jun-89	Jun-89	27.5 yrs.
VASSAR APTS	895,483	60,823	1,159,060	5,385	60,823	1,164,445	1,225,268	755,927	Nov-89	Mar-89	5-27.5 yrs.
WILLOW STREET	1,438,440	116,380	1,798,301	129,321	116,380	1,927,622	2,044,002	1,228,721	Dec-88	Feb-89	15-27.5 yrs.

	21,022,533	1,643,995	26,207,349	6,046,410	1,704,764	32,253,759	33,958,523	17,327,026

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2005.
There we no carrying costs as of December 31, 2005. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 3
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$83,692,934
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	52,507
Other	0
		$52,507
Deductions during period:
Cost of real estate sold	$0
Other*	0

		$0

Balance at close of period — 3/31/93		$83,745,441
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	46,581
Other	0

		$46,581
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/94		$83,792,022
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,295,176
Other	0

		$4,295,176
Deductions during period:
Cost of real estate sold	0
Other	0

		$0

Balance at close of period — 3/31/95		$88,087,198

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 3 (Continued)

Balance at close of period — 3/31/95		$88,087,198
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	168,411
Other	0

		$168,411
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$88,255,609
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	7,950,557
Other	0

		$7,950,557
Deductions during period:
Cost of real estate sold	$0
Other	(7,824,069)

		$(7,824,069)

Balance at close of period — 3/31/97		$88,382,097
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(1,377,159)
Other	0

		$(1,377,159)
Deductions during period:
Cost of real estate sold	$0
Other	(3,844,767)

		$(3,844,767)

Balance at close of period — 3/31/98		$83,160,171

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 3 (Continued)

Balance at close of period — 3/31/98		$83,160,171
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(3,829,441)
Other	0

		$(3,829,441)
Deductions during period:
Cost of real estate sold	$0
Other	1,588,310

		$1,588,310

Balance at close of period — 3/31/99		$80,919,040
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,734,899
Other	0

		$4,734,899
Deductions during period:
Cost of real estate sold	$0
Other	(4,318,070)
		$(4,318,070)

Balance at close of period — 3/31/00		$81,335,869
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	302,159
Other	0

		$302,159
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0

Balance at close of period — 3/31/01		$81,638,028

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 3 (Continued)

Balance at close of period — 3/31/01		$81,638,028
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	68,383
Other	0

		$68,383
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$81,706,411
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	74,627
Other	0

		$74,627
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$81,781,038
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	312,695
Other	0

		$312,695
Deductions during period:
Cost of real estate sold	$(13,034,658)
Other	0

		$(13,034,658)

Balance at close of period — 3/31/04		$69,059,075

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 3 (Continued)

Balance at close of period — 3/31/04		$69,059,075
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	194,288
Other	0

		$194,288
Deductions during period:
Cost of real estate sold	$(27,527,872)
Other **	0

		$(27,527,872)

Balance at close of period — 3/31/05		$41,725,491
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	66,500
Other	0

		$66,500
Deductions during period:
Cost of real estate sold	$(7,833,468)
Other **	0

		$(7,833,468)

Balance at close of period — 3/31/06		$33,958,523

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 3 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$7,778,563
Current year expense	$2,897,006

Balance at close of period — 3/31/93		$10,675,569
Current year expense	$2,848,313

Balance at close of period — 3/31/94		$13,523,882
Current year expense	$2,914,588

Balance at close of period — 3/31/95		$16,438,470
Current year expense	$2,967,670

Balance at close of period — 3/31/96		$19,406,140
Current year expense	$2,896,912

Balance at close of period — 3/31/97		$22,303,052
Current year expense	$(88,832)

Balance at close of period — 3/31/98		$22,214,220
Current year expense	$5,783,312
Current year expense	$2,732,680

Balance at close of period — 3/31/00		$30,730,212
Current year expense	$2,172,961

Balance at close of period — 3/31/01		$32,903,173
Current year expense	$2,449,186

Balance at close of period — 3/31/02		$35,352,359
Current year expense	$2,468,039

Balance at close of period — 3/31/03		$37,820,398
Current year expense	$1,913,243
Reduction for real-estate sold	(6,317,805)

Balance at close of period — 3/31/04		$33,415,836
Current year expense	$1,301,979
Reduction for real-estate sold	(12,507,996)

Balance at close of period — 3/31/05		$22,209,819
Current year expense	$997,680
Reduction for real-estate sold	(5,880,473)

Balance at close of period — 3/31/06		$17,327,026

Boston Capital Tax Credit Fund Limited Partnership — Series 4
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

AUBURN TRACE LTD	9,320,930	730,000	5,564,052	9,730,926	730,000	15,294,978	16,024,978	9,485,098	Jan-90	Jun-89	5-27.5 yrs.
AULT APARTMENTS	472,972	12,058	570,737	132,981	23,770	703,718	727,488	452,351	Jul-89	Jun-89	7-27.5 yrs.
BURLWOOD APTS	350,372	20,000	267,333	166,714	20,000	434,047	454,047	236,204	Aug-89	Jun-89	7-27.5 yrs.
CAMBRIA COMMONS	1,034,192	5,808	1,489,672	37,315	5,808	1,526,987	1,532,795	920,171	Jul-89	Sep-89	5-27.5 yrs.
CLEAR VIEW APTS	735,882	45,000	928,226	58,517	45,000	986,743	1,031,743	608,211	Nov-89	Oct-89	7-27.5 yrs.
MEADOWCREST APTS	2,732,227	286,065	867,009	4,207,427	286,065	5,074,436	5,360,501	3,066,161	Oct-90	Sep-89	5-27.5 yrs.
MILLIKEN APTS	837,229	40,000	860,882	206,322	80,231	1,067,204	1,147,435	684,919	Aug-89	Sep-89	7-27.5 yrs.
NEW GRAND HOTEL	2,627,349	308,000	6,150,420	1,344,294	308,000	7,494,714	7,802,714	4,387,220	Mar-90	May-89	7-27.5 yrs.
SHOCKOE HILL II	1,744,672	0	3,152,879	89,998	0	3,242,877	3,242,877	1,368,962	Sep-89	Aug-89	5-27.5 yrs.
WICHITA WEST HSNG	1,658,225	181,874	3,876,750	145,275	181,874	4,022,025	4,203,899	2,457,492	Sep-89	Aug-89	7-27.5 yrs.

	21,514,050	1,628,805	23,727,960	16,119,769	1,680,748	39,847,729	41,528,477	23,666,789

     Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2005.
     There we no carrying costs as of December 31, 2005. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 4
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$103,193,346
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,703,785
Other	0
		$1,703,785
Deductions during period:
Cost of real estate sold	$0
Other*	(16,119)

		$(16,119)

Balance at close of period — 3/31/93		$104,881,012
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,453,119
Other	0

		$2,453,119
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/94		$107,334,131
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	83,082
Other	0

		$83,082
Deductions during period:
Cost of real estate sold	0
Other	0

		$0

Balance at close of period — 3/31/95		$107,417,213

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 4 (Continued)

Balance at close of period — 3/31/95		$107,417,213
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	542,548
Other	0

		$542,548
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$107,959,761
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	220,246
Other	0

		$220,246
Deductions during period:
Cost of real estate sold	$0
Other	(10,169,834)

		$(10,169,834)

Balance at close of period — 3/31/97		$98,010,173
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	496,394
Other	0

		$496,394
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$98,506,567

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 4 (Continued)

Balance at close of period — 3/31/98		$98,506,567
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(11,446,675)
Other	0

		$(11,446,675)
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$87,059,892
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	447,562
Other	0

		$447,562
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$87,507,454
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	263,178
Other	0

		$263,178
Deductions during period:
Cost of real estate sold	$0
Other	(4,309,818)

		$(4,309,818)

Balance at close of period — 3/31/01		$83,460,814

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 4 (Continued)

Balance at close of period — 3/31/01		$83,460,814
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(781,593)
Other	0

		$(781,593)
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$82,679,221
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	226,725
Other	0

		$226,725
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$82,905,946
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	362,975
Other	0

		$362,975
Deductions during period:
Cost of real estate sold	$(9,303,035)
Other	0

		$(9,303,035)

Balance at close of period — 3/31/04		$73,965,886

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 4 (Continued)

Balance at close of period — 3/31/04		$73,965,886
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	707,659
Other	0

		$707,659
Deductions during period:
Cost of real estate sold	$(20,260,062)
Other **	0

		$(20,260,062)

Balance at close of period — 3/31/05		$54,413,483
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	177,176
Other	0

		$177,176
Deductions during period:
Cost of real estate sold	$(13,062,182)
Other **	0

		$(13,062,182)

Balance at close of period — 3/31/06		$41,528,477

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 4 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$6,809,399
Current year expense	$3,546,208

Balance at close of period — 3/31/93		$10,355,607
Current year expense	$3,739,080

Balance at close of period — 3/31/94		$14,094,687
Current year expense	$3,783,175

Balance at close of period — 3/31/95		$17,877,862
Current year expense	$3,670,792

Balance at close of period — 3/31/96		$21,548,654
Current year expense	$1,951,906

Balance at close of period — 3/31/97		$23,500,560
Current year expense	$3,280,453

Balance at close of period — 3/31/98		$26,781,013
Current year expense	$3,394,201

Balance at close of period — 3/31/99		$30,175,214
Current year expense	$2,857,224

Balance at close of period — 3/31/00		$33,032,438
Current year expense	$(1,678,416)

Balance at close of period — 3/31/01		$31,354,022
Current year expense	$2,507,462

Balance at close of period — 3/31/02		$33,861,484
Current year expense	$2,546,642

Balance at close of period — 3/31/03		$36,408,126
Current year expense	$2,377,499
Reduction for real-estate sold	(3,335,582)

Balance at close of period — 3/31/04		$35,450,043
Current year expense	$1,923,750
Reduction for real-estate sold	(7,294,103)

Balance at close of period — 3/31/05		$30,079,690
Current year expense	$1,382,725
Reduction for real-estate sold	(7,795,626)

Balance at close of period — 3/31/06		$23,666,789

Boston Capital Tax Credit Fund Limited Partnership — Series 5
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation is
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	Computed

ANNADALE	12,106,016	794,249	3,448,985	9,120,943	226,000	12,569,928	12,795,928	3,782,852	6/90	10/90	5-50 yrs
CALEXICO	1,524,334	189,545	2,140,711	22,756	189,545	2,163,467	2,353,012	684,376	4/90	2/90	5-50 yrs.
POINT ARENA	1,172,091	79,160	1,715,209	81,167	79,160	1,796,376	1,875,536	569,882	2/90	2/90	5-50 yrs.
TKO INV PROPS. V	441,612	192,656	2,991,964	71,757	190,691	3,063,721	3,254,412	1,630,849	9/89	10/89	5-30 yrs.

	15,244,053	1,255,610	10,296,869	9,296,623	685,396	19,593,492	20,278,888	6,667,959

          Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
     ** There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 5
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$20,288,851
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,975
Other	0
		$4,975
Deductions during period:
Cost of real estate sold	$0
Other*	(943,687)

		$(943,687)

Balance at close of period — 3/31/93		$19,350,139
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	139,600
Other	0

		$139,600
Deductions during period:
Cost of real estate sold	$0
Other*	0

		$0

Balance at close of period — 3/31/94		$19,489,739
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	12,561
Other	0

		$12,561
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/95		$19,502,300

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 5 (Continued)

Balance at close of period — 3/31/95		$19,502,300
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,315,415
Other	0

		$1,315,415
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$20,817,715
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	33,132
Other	0

		$33,132
Deductions during period:
Cost of real estate sold	$0
Other *	0

		$0

Balance at close of period — 3/31/97		$20,850,847
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,950
Other	0

		$4,950
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$20,855,797

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 5 (Continued)

Balance at close of period — 3/31/98		$20,855,797
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(65,649)
Other	0

		$(65,490)
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$20,790,148
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	746
Other	0

		$746
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$20,790,894
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	47,292
Other	0

		$47,292
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$20,838,186

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 5 (Continued)

Balance at close of period — 3/31/01		$20,838,186
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	66,145
Other	0

		$66,145
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$20,904,331
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	20,987
Other	0

		$20,987
Deductions during period:
Cost of real estate sold	$0
Other	(471,196)

		$(471,196)

Balance at close of period — 3/31/03		$20,454,122
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	157,037
Other	0

		$157,037
Deductions during period:
Cost of real estate sold	$(494,004)
Other	0

		$(494,004)

Balance at close of period — 3/31/04		$20,117,155

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 5 (Continued)

Balance at close of period — 3/31/04		$20,117,155
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,144
Other	0

		$90,144

Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period — 3/31/05		$20,207,299
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	71,589
Other	0

		$71,589
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period — 3/31/06		$20,278,888

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 5 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$724,098
Current year expense	$400,685

Balance at close of period — 3/31/93		$1,124,783
Current year expense	$406,272

Balance at close of period — 3/31/94		$1,531,055
Current year expense	$403,858

Balance at close of period — 3/31/95		$1,934,913
Current year expense	$434,339

Balance at close of period — 3/31/96		$2,369,252
Current year expense	$449,720

Balance at close of period — 3/31/97		$2,818,972
Current year expense	$462,407

Balance at close of period — 3/31/98		$3,281,379
Current year expense	$420,998

Balance at close of period — 3/31/99		$3,702,377
Current year expense	$441,046

Balance at close of period — 3/31/00		$4,143,423
Current year expense	$449,783

Balance at close of period — 3/31/01		$4,593,206
Current year expense	$461,926

Balance at close of period — 3/31/02		$5,055,132
Current year expense	$338,766

Balance at close of period — 3/31/03		$5,393,898
Current year expense	$461,580
Reduction for real-estate sold	(140,400)

Balance at close of period — 3/31/04		$5,715,078
Current year expense	$471,567
Reduction for real-estate sold	—

Balance at close of period — 3/31/05		$6,186,645
Current year expense	$481,314
Reduction for real-estate sold	—

Balance at close of period — 3/31/06		$6,667,959

Boston Capital Tax Credit Fund Limited Partnership — Series 6
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation is
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	Computed

AUBURN TRACE	9,320,930	730,000	5,564,052	9,730,926	730,000	15,294,978	16,024,978	9,485,098	Jan-90	Jun-89	5-27.5 yrs.
BRIARWOOD ESTATES	553,699	45,000	694,093	57,871	45,000	751,964	796,964	466,328	Sep-88	Sep-89	5-27.5 yrs.
GREEN PINES APTS.	1,396,395	106,484	1,750,831	46,754	106,484	1,797,585	1,904,069	776,928	Nov-89	Oct-89	5-27.5 yrs.
HACIENDA VILLA	3,465,729	233,165	4,135,079	3,410,081	233,165	7,545,160	7,778,325	3,060,170	Jan-90	Dec-89	40 yrs.
HILLANDALE COMMONS	4,370,266	601,653	4,198,973	2,901,375	601,653	7,100,348	7,702,001	3,793,210	Jan-90	Nov-89	5-27.5 yrs.
HOLLAND WEST APTS.	1,521,245	175,000	2,301,607	1,158,356	175,000	3,459,963	3,634,963	1,676,891	Feb-90	Dec-89	5-27.5 yrs.
KEARNEY PROP II	352,501	34,000	460,385	89,931	34,000	550,316	584,316	328,915	Mar-88	Sep-89	5-27.5 yrs.
PLEASANT HILL PROPERTIES	547,098	25,000	703,690	79,229	25,000	782,919	807,919	477,380	May-88	Sep-89	5-27.5 yrs.
SOCORRO PROPERTIES	1,214,491	85,000	1,652,129	159,515	85,000	1,811,644	1,896,644	1,146,911	Oct-89	Nov-89	27.5 yrs.
WOODCLIFF APTS	737,813	26,795	919,806	16,641	26,795	936,447	963,242	606,616	Nov-89	Oct-89	5-27.5 yrs.

	23,480,167	2,062,097	22,380,645	17,650,679	2,062,097	40,031,324	42,093,421	21,818,447

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
** There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 6
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$59,489,199
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	3,679,360
Other	0
		$3,679,360
Deductions during period:
Cost of real estate sold	$0
Other*	0

		$0

Balance at close of period — 3/31/93		$63,168,559
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	447,307
Other	0

		$447,307
Deductions during period:
Cost of real estate sold	$0
Other*	0

		$0

Balance at close of period — 3/31/94		$63,615,866
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	147,102
Other	0

		$147,102
Deductions during period:
Cost of real estate sold	$0
Other	(261,992)

		$(261,992)

Balance at close of period — 3/31/95		$63,500,976

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 6 (Continued)

Balance at close of period — 3/31/95		$63,500,976
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	213,479
Other	0

		$213,479
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$63,714,455
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	149,680
Other	0

		$149,680
Deductions during period:
Cost of real estate sold	$0
Other *	(10,169,864)

		$(10,169,864)

Balance at close of period — 3/31/97		$53,694,271
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	213,929
Other	0

		$213,929
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$53,908,200

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 6 (Continued)

Balance at close of period — 3/31/98		$53,908,200
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	127,127
Other	0

		$127,127
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$54,035,327
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	100,710
Other	0

		$100,710
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0

Balance at close of period — 3/31/00		$54,136,037
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,031,005
Other	0

		$1,031,005
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0

Balance at close of period — 3/31/01		$55,167,042

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 6 (Continued)

Balance at close of period — 3/31/01		$55,167,042
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	409,440
Other	0

		$409,440
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$55,576,482
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	408,712
Other	0

		$408,712
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$55,985,194
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	187,786
Other	0

		$187,786
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$56,172,980

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 6 (Continued)

Balance at close of period — 3/31/04		$56,172,980
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	280,115
Other	0

		$280,115
Deductions during period:
Cost of real estate sold	$(14,504,412)
Other **	0

		$(14,504,412)

Balance at close of period — 3/31/05		$41,948,683
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	144,738
Other	0

		$144,738
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period — 3/31/06		$42,093,421

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 6 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$3,757,494
Current year expense	$2,096,245

Balance at close of period — 3/31/93		$5,853,739
Current year expense	$2,168,130

Balance at close of period — 3/31/94		$8,021,869
Current year expense	$2,112,071

Balance at close of period — 3/31/95		$10,133,940
Current year expense	$2,079,902

Balance at close of period — 3/31/96		$12,213,842
Current year expense	$419,476

Balance at close of period — 3/31/97		$12,633,318
Current year expense	$1,767,719

Balance at close of period — 3/31/98		$14,401,037
Current year expense	$1,700,035

Balance at close of period — 3/31/99		$16,101,072
Current year expense	$1,759,182

Balance at close of period — 3/31/00		$17,860,254
Current year expense	$1,768,371

Balance at close of period — 3/31/01		$19,628,625
Current year expense	$1,761,099

Balance at close of period — 3/31/02		$21,389,724
Current year expense	$1,750,799

Balance at close of period — 3/31/03		$23,140,523
Current year expense	$1,761,099

Balance at close of period — 3/31/04		$24,951,320
Current year expense	$1,367,999
Reduction for real-estate sold	(5,790,985)

Balance at close of period — 3/31/05		$20,528,334
Current year expense	$1,290,113
Reduction for real-estate sold	0

Balance at close of period — 3/31/06		$21,818,447