Form 10-K, Exhibit 13
period 2007-03-31
BOSTON CAPITAL TAX CREDIT FUND LTD PARTNERSHIP
filed 2007-07-16
CIK 835095

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT
BOSTON CAPITAL TAX CREDIT FUND
LIMITED PARTNERSHIP -
SERIES 1 THROUGH SERIES 6
MARCH 31, 2007 AND 2006

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners
Boston Capital Tax Credit Fund
Limited Partnership
     We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6, in total and for each series, as of March 31, 2007 and 2006, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2007. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain operating limited partnerships which investments represent $0 and $0 of the total partnership assets as of March 31, 2007 and 2006, respectively, and $0, $0 and $(65,144) , of the total partnership income (loss) for the years ended March 31, 2007, 2006 and 2005, respectively; of the assets for Series 1 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the income (loss) for Series 1 for the years ended March 31, 2007, 2006 and 2005, $0, $0 and $0, respectively; of the assets for Series 2 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the income (loss) for Series 2 for the years ended March 31, 2007, 2006 and 2005, $0, $0 and $0, respectively; of the assets for Series 3 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the income (loss) for Series 3 for the years ended March 31, 2007, 2006 and 2005, $0, $0 and $0, respectively; of the assets for Series 4 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the income (loss) for Series 4 for the years ended March 31, 2007, 2006 and 2005, $0, $0 and $(101,297), respectively; of the assets for Series 5 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the income (loss) for Series 5 for the years ended March 31, 2007, 2006 and 2005, $0, $0 and $0, respectively; and of the assets for Series 6 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the income (loss) for Series 6 for the years ended March 31, 2007, 2006 and 2005, $0, $0 and $36,153, respectively. Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.
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

      In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6, in total and for each series, as of March 31, 2007 and 2006, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2007, in conformity with accounting principles generally accepted in the United States of America.
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
REZNICK GROUP, P.C.
Bethesda, Maryland
July 16, 2007

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
BALANCE SHEETS
March 31, 2007 and 2006

	Total
	2007	2006
ASSETS
INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	1,764,394	591,583
Other	416,286	206

	$2,180,680	$591,789

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$2,500	$—
Accounts payable — affiliates	6,883,251	10,953,190

	6,885,751	10,953,190

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 9,800,600 issued to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 9,800,600 issued and outstanding at March 31, 2007 and 2006	(3,866,978)	(9,465,977)
General partner	(838,093)	(895,424)

	(4,705,071)	(10,361,401)

	$2,180,680	$591,789

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 1
	2007	2006
ASSETS
INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	31,254	52,894
Other	—	—

	$31,254	$52,894

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	2,602,047	2,527,484

	2,602,047	2,527,484

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,299,900 issued to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,299,900 issued and outstanding at March 31, 2007 and 2006	(2,432,252)	(2,337,011)
General partner	(138,541)	(137,579)

	(2,570,793)	(2,474,590)

	$31,254	$52,894

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 2
	2007	2006
ASSETS
INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	337,414	162,014
Other	—	—

	$337,414	$162,014

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	193,420	782,518

	193,420	782,518

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 830,300 issued to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 830,300 issued and outstanding at March 31, 2007 and 2006	209,014	(547,839)
General partner	(65,020)	(72,665)

	143,994	(620,504)

	$337,414	$162,014

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 3
	2007	2006
ASSETS
INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	169,122	223,404
Other	—	—

	$169,122	$223,404

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$2,500	$—
Accounts payable — affiliates	2,714,550	2,974,205

	2,717,050	2,974,205

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,882,200 issued to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,882,200 issued and outstanding at March 31, 2007 and 2006	(2,289,631)	(2,490,475)
General partner	(258,297)	(260,326)

	(2,547,928)	(2,750,801)

	$169,122	$223,404

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 4
	2007	2006
ASSETS
INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	354,790	957
Other	206	206

	$354,996	$1,163

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	898,530	2,599,101

	898,530	2,599,101

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,995,300 issued to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,995,300 issued and outstanding at March 31, 2007 and 2006	(289,936)	(2,323,796)
General partner	(253,598)	(274,142)

	(543,534)	(2,597,938)

	$354,996	$1,163

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 5
	2007	2006
ASSETS
INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	12,636	32,651
Other	—	—

	$12,636	$32,651

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	439,048	402,948

	439,048	402,948

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 489,900 issued to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 489,900 issued and outstanding at March 31, 2007 and 2006	(380,398)	(324,844)
General partner	(46,014)	(45,453)

	(426,412)	(370,297)

	$12,636	$32,651

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 6
	2007	2006
ASSETS
INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	859,178	119,663
Other	416,080	—

	$1,275,258	$119,663

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	35,656	1,666,934

	35,656	1,666,934

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,303,000 issued to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,303,000 issued and outstanding at March 31, 2007 and 2006	1,316,225	(1,442,012)
General partner	(76,623)	(105,259)

	1,239,602	(1,547,271)

	$1,275,258	$119,663

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF OPERATIONS
Years ended March 31, 2007, 2006 and 2005

	Total
	2007	2006	2005
Income
Interest income	$37,676	$11,999	$10,445
Miscellaneous income	10,411	27,424	29,983

Total income	48,087	39,423	40,428

Share of income (losses) from operating limited partnerships	6,059,124	1,790,686	(1,076,925)

Expenses
Professional fees	114,203	139,336	84,212
Partnership management fee	151,947	438,157	450,058
Impairment loss	—	69,539	2,182,175
General and administrative expenses	108,007	83,111	126,740

	374,157	730,143	2,843,185

NET INCOME (LOSS)	$5,733,054	$1,099,966	$(3,879,682)

Net income (loss) allocated to general partner	$57,331	$11,000	$(38,797)

Net income (loss) allocated to assignees	$5,675,723	$1,088,966	$(3,840,885)

Net income (loss) per BAC	$0.58	$0.11	$(0.39)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 1
	2007	2006	2005
Income
Interest income	$874	$744	$232
Miscellaneous income	150	25,316	14,248

Total income	1,024	26,060	14,480

Share of income (losses) from operating limited partnerships	—	63,813	111,098

Expenses
Professional fees	19,479	20,770	14,700
Partnership management fee	60,888	101,185	122,454
Impairment loss	—	—	—
General and administrative expenses	16,860	16,977	10,427

	97,227	138,932	147,581

NET INCOME (LOSS)	$(96,203)	$(49,059)	$(22,003)

Net income (loss) allocated to general partner	$(962)	$(491)	$(220)

Net income (loss) allocated to assignees	$(95,241)	$(48,568)	$(21,783)

Net income (loss) per BAC	$(0.07)	$(0.04)	$(0.02)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 2
	2007	2006	2005
Income
Interest income	$9,360	$1,323	$41
Miscellaneous income	—	—	150

Total income	9,360	1,323	191

Share of income (losses) from operating limited partnerships	833,744	241,226	119,618

Expenses
Professional fees	15,680	16,547	10,471
Partnership management fee	49,539	41,610	58,534
Impairment loss	—	—	20,694
General and administrative expenses	13,387	9,323	8,891

	78,606	67,480	98,590

NET INCOME (LOSS)	$764,498	$175,069	$21,219

Net income (loss) allocated to general partner	$7,645	$1,751	$212

Net income (loss) allocated to assignees	$756,853	$173,318	$21,007

Net income (loss) per BAC	$0.91	$0.21	$0.03

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 3
	2007	2006	2005
Income
Interest income	$2,907	$2,213	$4,664
Miscellaneous income	2,181	52	9,404

Total income	5,088	2,265	14,068

Share of income (losses) from operating limited partnerships	319,161	153,375	895,866

Expenses
Professional fees	24,158	30,749	18,717
Partnership management fee	68,722	78,353	(18,178)
Impairment loss	—	—	273,247
General and administrative expenses	28,496	19,458	34,236

	121,376	128,560	308,022

NET INCOME (LOSS)	$202,873	$27,080	$601,912

Net income (loss) allocated to general partner	$2,029	$271	$6,019

Net income (loss) allocated to assignees	$200,844	$26,809	$595,893

Net income (loss) per BAC	$0.07	$0.01	$0.21

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 4
	2007	2006	2005
Income
Interest income	$7,737	$2,418	$1,988
Miscellaneous income	—	825	2,250

Total income	7,737	3,243	4,238

Share of income (losses) from operating limited partnerships	2,041,866	1,196,434	(1,195,394)

Expenses
Professional fees	22,673	26,440	17,900
Partnership management fee	(50,987)	93,575	153,305
Impairment loss	—	—	1,157,035
General and administrative expenses	23,513	19,860	53,207

	(4,801)	139,875	1,381,447

NET INCOME (LOSS)	$2,054,404	$1,059,802	$(2,572,603)

Net income (loss) allocated to general partner	$20,544	$10,598	$(25,726)

Net income (loss) allocated to assignees	$2,033,860	$1,049,204	$(2,546,877)

Net income (loss) per BAC	$0.68	$0.35	$(0.85)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 5
	2007	2006	2005
Income
Interest income	$447	$183	$238
Miscellaneous income	—	—	1,350

Total income	447	183	1,588

Share of income (losses) from operating limited partnerships	—	—	(12,006)

Expenses
Professional fees	13,476	14,149	8,720
Partnership management fee	32,509	31,910	31,903
Impairment loss	—	—	314,840
General and administrative expenses	10,577	7,635	7,030

	56,562	53,694	362,493

NET INCOME (LOSS)	$(56,115)	$(53,511)	$(372,911)

Net income (loss) allocated to general partner	$(561)	$(535)	$(3,729)

Net income (loss) allocated to assignees	$(55,554)	$(52,976)	$(369,182)

Net income (loss) per BAC	$(0.11)	$(0.11)	$(0.75)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 6
	2007	2006	2005
Income
Interest income	$16,351	$5,118	$3,282
Miscellaneous income	8,080	1,231	2,581

Total income	24,431	6,349	5,863

Share of income (losses) from operating limited partnerships	2,864,353	135,838	(996,107)

Expenses
Professional fees	18,737	30,681	13,704
Partnership management fee	(8,724)	91,524	102,040
Impairment loss	—	69,539	416,359
General and administrative expenses	15,174	9,858	12,949

	25,187	201,602	545,052

NET INCOME (LOSS)	$2,863,597	$(59,415)	$(1,535,296)

Net income (loss) allocated to general partner	$28,636	$(594)	$(15,353)

Net income (loss) allocated to assignees	$2,834,961	$(58,821)	$(1,519,943)

Net income (loss) per BAC	$2.18	$(0.05)	$(1.17)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)
Years ended March 31, 2007, 2006 and 2005

		General
Total	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	(903,920)	(867,627)	(1,771,547)

Distributions	(1,713,157)	—	(1,713,157)

Net loss	(3,840,885)	(38,797)	(3,879,682)

Partners’ capital (deficit), March 31, 2005	(6,457,962)	(906,424)	(7,364,386)

Distributions	(4,096,981)	—	(4,096,981)

Net loss	1,088,966	11,000	1,099,966

Partners’ capital (deficit), March 31, 2006	(9,465,977)	(895,424)	(10,361,401)

Distributions	(76,724)	—	(76,724)

Net loss	5,675,723	57,331	5,733,054

Partners’ capital (deficit), March 31, 2007	$(3,866,978)	$(838,093)	$(4,705,071)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2007, 2006 and 2005

		General
Series 1	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	(2,227,529)	(136,868)	(2,364,397)

Net loss	(21,783)	(220)	(22,003)

Partners’ capital (deficit), March 31, 2005	(2,249,312)	(137,088)	(2,386,400)

Distributions	(39,131)	—	(39,131)

Net loss	(48,568)	(491)	(49,059)

Partners’ capital (deficit), March 31, 2006	(2,337,011)	(137,579)	(2,474,590)

Distributions	—	—	—

Net loss	(95,241)	(962)	(96,203)

Partners’ capital (deficit), March 31, 2007	$(2,432,252)	$(138,541)	$(2,570,793)

		General
Series 2	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	(453,922)	(74,628)	(528,550)

Net income	21,007	212	21,219

Partners’ capital (deficit), March 31, 2005	(432,915)	(74,416)	(507,331)

Distributions	(288,242)	—	(288,242)

Net income	173,318	1,751	175,069

Partners’ capital (deficit), March 31, 2006	(547,839)	(72,665)	(620,504)

Distributions	—	—	—

Net income	756,853	7,645	764,498

Partners’ capital (deficit), March 31, 2007	$209,014	$(65,020)	$143,994

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2007, 2006 and 2005

		General
Series 3	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	(1,203,578)	(266,616)	(1,470,194)

Distributions	(1,593,160)	—	(1,593,160)

Net income	595,893	6,019	601,912

Partners’ capital (deficit), March 31, 2005	(2,200,845)	(260,597)	(2,461,442)

Distributions	(316,439)	—	(316,439)

Net income	26,809	271	27,080

Partners’ capital (deficit), March 31, 2006	(2,490,475)	(260,326)	(2,750,801)

Distributions	—	—	—

Net income	200,844	2,029	202,873

Partners’ capital (deficit), March 31, 2007	$(2,289,631)	$(258,297)	$(2,547,928)

		General
Series 4	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	368,112	(259,014)	109,098

Distributions	(119,997)	—	(119,997)

Net loss	(2,546,877)	(25,726)	(2,572,603)

Partners’ capital (deficit), March 31, 2005	(2,298,762)	(284,740)	(2,583,502)

Distributions	(1,074,238)	—	(1,074,238)

Net income	1,049,204	10,598	1,059,802

Partners’ capital (deficit), March 31, 2006	(2,323,796)	(274,142)	(2,597,938)

Distributions	—	—	—

Net income	2,033,860	20,544	2,054,404

Partners’ capital (deficit), March 31, 2007	$(289,936)	$(253,598)	$(543,534)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2007, 2006 and 2005

		General
Series 5	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	97,314	(41,189)	56,125

Net loss	(369,182)	(3,729)	(372,911)

Partners’ capital (deficit), March 31, 2005	(271,868)	(44,918)	(316,786)

Distributions	—	—	—

Net loss	(52,976)	(535)	(53,511)

Partners’ capital (deficit), March 31, 2006	(324,844)	(45,453)	(370,297)

Distributions	—	—	—

Net loss	(55,554)	(561)	(56,115)

Partners’ capital (deficit), March 31, 2007	$(380,398)	$(46,014)	$(426,412)

		General
Series 6	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	2,515,683	(89,312)	2,426,371

Net loss	(1,519,943)	(15,353)	(1,535,296)

Partners’ capital (deficit), March 31, 2005	995,740	(104,665)	891,075

Distributions	(2,378,931)	—	(2,378,931)

Net loss	(58,821)	(594)	(59,415)

Partners’ capital (deficit), March 31, 2006	(1,442,012)	(105,259)	(1,547,271)

Distributions	(76,724)	—	(76,724)

Net income	2,834,961	28,636	2,863,597

Partners’ capital (deficit), March 31, 2007	$1,316,225	$(76,623)	$1,239,602

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CASH FLOWS
Years ended March 31, 2007, 2006 and 2005

	Total
	2007	2006	2005
Cash flows from operating activities
Net income (loss)	$5,733,054	$1,099,966	$(3,879,682)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—	13,765
Impairment loss	—	69,539	2,182,175
Share of (income) losses from operating limited partnerships	(6,059,124)	(1,790,686)	1,076,925
Other assets	—	192,048	(44,880)
Accounts payable and accrued expenses	2,500	—	—
Accounts payable — affiliates	(4,069,939)	(696,292)	410,662

Net cash used in operating activities	(4,393,509)	(1,125,425)	(241,035)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	5,643,044	1,954,637	3,491,805

Net cash provided by investing activities	5,643,044	1,954,637	3,491,805

Cash flows from financing activities
Distributions	(76,724)	(4,096,981)	(1,713,157)

Net cash used in financing activities	(76,724)	(4,096,981)	(1,713,157)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,172,811	(3,267,769)	1,537,613

Cash and cash equivalents, beginning	591,583	3,859,352	2,321,739

Cash and cash equivalents, end	$1,764,394	$591,583	$3,859,352

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 1
	2007	2006	2005
Cash flows from operating activities
Net loss	$(96,203)	$(49,059)	$(22,003)
Adjustments to reconcile net loss to net cash provided by operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	—	—	—
Share of (income) losses from operating limited partnerships	—	(63,813)	(111,098)
Other assets	—	33,085	(33,085)
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	74,563	(64,118)	179,818

Net cash provided by (used in) operating activities	(21,640)	(143,905)	13,632

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	164,861	—

Net cash provided by investing activities	—	164,861	—

Cash flows from financing activities
Distributions	—	(39,131)	—

Net cash used in financing activities	—	(39,131)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(21,640)	(18,175)	13,632

Cash and cash equivalents, beginning	52,894	71,069	57,437

Cash and cash equivalents, end	$31,254	$52,894	$71,069

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 2
	2007	2006	2005
Cash flows from operating activities
Net income (loss)	$764,498	$175,069	$21,219
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	—	—	20,694
Share of (income) losses from operating limited partnerships	(833,744)	(241,226)	(119,618)
Other assets	—	159,254	152,952
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	(589,098)	(405,498)	326,903

Net cash provided by (used in) operating activities	(658,344)	(312,401)	402,150

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	833,744	227,153	128,407

Net cash provided by investing activities	833,744	227,153	128,407

Cash flows from financing activities
Distributions	—	(288,242)	—

Net cash used in financing activities	—	(288,242)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	175,400	(373,490)	530,557

Cash and cash equivalents, beginning	162,014	535,504	4,947

Cash and cash equivalents, end	$337,414	$162,014	$535,504

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 3
	2007	2006	2005
Cash flows from operating activities
Net income (loss)	$202,873	$27,080	$601,912
Adjustments to reconcile net income (loss) to net cash used in operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	—	—	273,247
Share of (income) losses from operating limited partnerships	(319,161)	(153,375)	(895,866)
Other assets	—	39,424	(131,868)
Accounts payable and accrued expenses	2,500	—	—
Accounts payable — affiliates	(259,655)	(67,051)	30,644

Net cash provided by (used in) operating activities	(373,443)	(153,922)	(121,931)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	319,161	261,903	468,853

Net cash provided by investing activities	319,161	261,903	468,853

Cash flows from financing activities
Distributions	—	(316,439)	(1,593,160)

Net cash used in financing activities	—	(316,439)	(1,593,160)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(54,282)	(208,458)	(1,246,238)

Cash and cash equivalents, beginning	223,404	431,862	1,678,100

Cash and cash equivalents, end	$169,122	$223,404	$431,862

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 4
	2007	2006	2005
Cash flows from operating activities
Net loss	$2,054,404	$1,059,802	$(2,572,603)
Adjustments to reconcile net loss to net cash used in operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	—	—	1,157,035
Share of losses from operating limited partnerships	(2,041,866)	(1,196,434)	1,195,394
Other assets	—	(39,715)	(32,879)
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	(1,700,571)	(240,968)	50,793

Net cash used in operating activities	(1,688,033)	(417,315)	(202,260)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	2,041,866	1,276,688	118,141

Net cash provided by investing activities	2,041,866	1,276,688	118,141

Cash flows from financing activities
Distributions	—	(1,074,238)	(119,997)

Net cash used in financing activities	—	(1,074,238)	(119,997)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	353,833	(214,865)	(204,116)

Cash and cash equivalents, beginning	957	215,822	419,938

Cash and cash equivalents, end	$354,790	$957	$215,822

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 5
	2007	2006	2005
Cash flows from operating activities
Net loss	$(56,115)	$(53,511)	$(372,911)
Adjustments to reconcile net loss to net cash used in operating activities
Distributions from operating limited partnerships	—	—	—
Impairment loss	—	—	314,840
Share of losses from operating limited partnerships	—	—	12,006
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	36,100	33,168	32,724

Net cash used in operating activities	(20,015)	(20,343)	(13,341)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—	—

Net cash provided by investing activities	—	—	—

Cash flows from financing activities
Distributions	—	—	—

Net cash used in financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(20,015)	(20,343)	(13,341)

Cash and cash equivalents, beginning	32,651	52,994	66,335

Cash and cash equivalents, end	$12,636	$32,651	$52,994

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 6
	2007	2006	2005
Cash flows from operating activities
Net income (loss)	$2,863,597	$(59,415)	$(1,535,296)
Adjustments to reconcile net income to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—	13,765
Impairment loss	—	69,539	416,359
Share of (income) losses from operating limited partnerships	(2,864,353)	(135,838)	996,107
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	(1,631,278)	48,175	(210,220)

Net cash provided by (used in) operating activities	(1,632,034)	(77,539)	(319,285)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	2,448,273	24,032	2,776,404

Net cash provided by investing activities	2,448,273	24,032	2,776,404

Cash flows from financing activities
Distributions	(76,724)	(2,378,931)	—

Net cash used in financing activities	(76,724)	(2,378,931)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	739,515	(2,432,438)	2,457,119

Cash and cash equivalents, beginning	119,663	2,552,101	94,982

Cash and cash equivalents, end	$859,178	$119,663	$2,552,101

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS
March 31, 2007, 2006 and 2005

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
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
March 31, 2007, 2006 and 2005

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

Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the partnership recorded a valuation allowance as follows:

	2007	2006	2005
Series 1	$29,169	$29,169	$29,169
Series 2	169,632	169,632	169,632
Series 3	192,303	192,303	192,303
Series 4	94,513	94,513	42,213
Series 5	68,707	68,707	68,707
Series 6	—	—	—

Total	$554,324	$554,324	$502,024

A loss in value of an investment in an operating limited partnership other than a temporary decline is recorded as an impairment loss. Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the partnership and the estimated residual value of the investment. No impairment loss has been recognized for the years ended March 2007, 2006, and 2005.

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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Net Loss per Beneficial Assignee Certificate

Net loss per beneficial assignee certificate is calculated based upon the number of units outstanding. The number of units outstanding in each series for each of the three years in the period ended March 31, 2007 is as follows:

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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE B — RELATED PARTY TRANSACTIONS
During the years ended March 31, 2007, 2006 and 2005, the partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership, as follows:

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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE B — RELATED PARTY TRANSACTIONS (Continued)
The annual partnership management fee charged to operations net of reporting fees for the years ended March 31, 2007, 2006 and 2005 is as follows:

	2007	2006	2005
Series 1	$60,888	$101,185	$122,454
Series 2	49,539	41,610	58,534
Series 3	68,722	78,353	(18,178)
Series 4	(50,987)	93,575	153,305
Series 5	32,509	31,910	31,903
Series 6	(8,724)	91,524	102,040

	$151,947	$438,157	$450,058

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership were charged to each series’ operations for the years ended March 31, 2007, 2006 and 2005 as follows:

	2007	2006	2005
Series 1	$8,414	$10,660	$6,356
Series 2	7,158	8,955	5,327
Series 3	12,589	16,333	26,448
Series 4	10,983	14,459	45,695
Series 5	6,201	7,998	4,389
Series 6	8,027	10,190	9,367

	$53,372	$68,595	$97,582

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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

During the year ended March 31, 2006, management of Boston Capital decided to discontinue requesting reimbursement for overheard and salary expenses related to the disposition of assets. Additionally, Boston Capital’s management decided to reimburse all previous reimbursements for such items by reducing other liabilities due to Boston Capital and its Affiliates from the Partnership. The sales preparation fees reimbursed for Series 1, Series 2, Series 3, Series 4, and Series 6 were $10,050, $14,073, $137,682, $44,902, and $65,331 respectively.

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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS
At March 31, 2007 and 2006, the partnership has limited partnership interests in operating limited partnerships, which own apartment complexes. The number of operating limited partnerships in which the partnership has limited partnership interests at March 31, 2007 and 2006 by series is as follows:

	2007	2006
Series 1	8	9
Series 2	5	6
Series 3	16	18
Series 4	8	10
Series 5	4	4
Series 6	7	10

Total	48	57

During the year end March 31, 2007 the partnership disposed of nine of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2007 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition *	Disposition
Series 1	1	—	$—	$—
Series 2	1	—	833,744	833,744
Series 3	1	1	319,161	319,161
Series 4	—	2	2,041,866	2,041,866
Series 5	—	—	—	—
Series 6	1	2	2,448,273	2,864,353

Total	4	5	$5,643,044	$6,059,124

*	Partnership proceeds from disposition does not include the following amounts recorded as receivable at March 31, 2007, $416,080 for Series 6.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
During the year end March 31, 2006 the partnership disposed of nine of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2006 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition	Disposition
Series 1	1	2	$53,763	$53,763
Series 2	1	—	227,153	227,153
Series 3	2	—	15,693	15,693
Series 4	3	—	1,203,832	1,203,832
Series 5	—	—	—	—
Series 6	—	—	968	968

Total	7	2	$1,501,409	$1,501,409

During the year end March 31, 2005 the partnership disposed of twenty-seven of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2005 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition *	Disposition
Series 1	6	—	$111,098	$111,098
Series 2	1	—	128,407	128,407
Series 3	10	—	715,063	715,063
Series 4	4	1	190,997	(645,669)
Series 5	—	—	—	—
Series 6	3	2	2,799,468	(980,699)

Total	24	3	$3,945,033	$(671,800)

*	Partnership proceeds from disposition includes the following amounts recorded as receivable at March 31, 2005, $111,098 for Series 1, $246,210 for Series 3, $72,856 for Series 4 and $23,064 for Series 6.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
The partnership’s investments in operating limited partnerships at March 31, 2007 are summarized as follows:

Total
Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$21,211,671

Acquisition costs of operating limited partnerships	2,247,609

Syndication costs from operating limited partnerships	—

Cumulative distributions from operating limited partnerships	(24,185)

Cumulative impairment loss in investments in operating limited partnerships	(5,474,610)

Cumulative losses from operating limited partnerships	(17,960,485)

Investments in operating limited partnerships per balance sheets	—

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see Note A)	26,549

The partnership has recorded acquisition costs at March 31, 2007, which have not been accounted for in the net assets of the operating limited partnerships (see Note A)	410,018

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see Note A)	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see Note A)	94,256

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (See Note A)	(21,838,963)

Cumulative impairment loss in investments in operating limited partnerships	3,261,686

Other	334,834

Equity per operating limited partnerships’ combined financial statements	$(17,711,620)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
The partnership’s investments in operating limited partnerships at March 31, 2007 are summarized as follows:

	Series 1	Series 2	Series 3
Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$2,692,800	$4,216,927	$3,859,766

Acquisition costs of operating limited partnerships	231,039	679,929	481,049

Syndication costs from operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	(6,246)	(5,730)

Cumulative impairment loss in investments in operating limited partnerships	—	(876,844)	(1,596,475)

Cumulative losses from operating limited partnerships	(2,923,839)	(4,013,766)	(2,738,610)

Investments in operating limited partnerships per balance sheets	—	—	—

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

	Series 1	Series 2	Series 3
The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A)	—	26,549	—

The partnership has recorded acquisition costs at March 31, 2007, which have not been accounted for in the net assets of the operating limited partnerships (see note A)	(457)	36,011	3,471

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A)	—	—	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	31,815	33,681	3,186

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A)	(4,813,124)	(3,864,384)	(5,900,973)

Cumulative impairment loss in investments in operating limited partnerships	—	876,844	962,490

Other	237,489	(172,587)	280,033

Equity per operating limited partnerships’ combined financial statements	$(4,544,277)	$(3,063,886)	$(4,651,793)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
The partnership’s investments in operating limited partnerships at March 31, 2007 are summarized as follows:

	Series 4	Series 5	Series 6
Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$4,801,930	$2,916,843	$2,723,405

Acquisition costs of operating limited partnerships	255,037	509,889	90,666

Syndication costs from operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(12,209)	—	—

Cumulative impairment loss in investments in operating limited partnerships	(1,186,943)	(765,675)	(1,048,673)

Cumulative losses from operating limited partnerships	(3,857,815)	(2,661,057)	(1,765,398)

Investments in operating limited partnerships per balance sheets	—	—	—

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

	Series 4	Series 5	Series 6
The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A)	—	—	—

The partnership has recorded acquisition costs at March 31, 2007, which have not been accounted for in the net assets of the operating limited partnerships (see note A)	(4,729)	7,414	368,308

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A)	—	—	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	—	—	25,574

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A)	(3,022,312)	(1,720,778)	(2,517,392)

Cumulative impairment loss in investments in operating limited partnerships	656,677	765,675	—

Other	55,506	(133,534)	67,927

Equity per operating limited partnerships’ combined financial statements	$(2,314,858)	$(1,081,223)	$(2,055,583)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
The partnership’s investments in operating limited partnerships at March 31, 2006 are summarized as follows:

Total
Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$35,856,184

Acquisition costs of operating limited partnerships	3,652,619

Syndication costs from operating limited partnerships	—

Cumulative distributions from operating limited partnerships	(149,240)

Cumulative impairment loss in investments in operating limited partnerships	(5,474,610)

Cumulative losses from operating limited partnerships	(33,884,953)

Investments in operating limited partnerships per balance sheets	—

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A)	26,549

The partnership has recorded acquisition costs at March 31, 2006, which have not been accounted for in the net assets of the operating limited partnerships (see note A)	(614,945)

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A)	714,251

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	100,786

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A)	(44,399,393)

Cumulative impairment loss in investments in operating limited partnerships	5,544,149

Other	(117,767)

Equity per operating limited partnerships’ combined financial statements	$(38,746,370)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

	Series 1	Series 2	Series 3
The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A)	—	26,549	—

The partnership has recorded acquisition costs at March 31, 2006, which have not been accounted for in the net assets of the operating limited partnerships (see note A)	(397,002)	(58,422)	3,570

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A)	354,865	—	359,386

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	31,815	33,681	9,716

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A)	(24,039,433)	(3,675,056)	(5,903,445)

Cumulative impairment loss in investments in operating limited partnerships	—	876,844	1,596,475

Other	(2,399)	(172,937)	(53,855)

Equity per operating limited partnerships’ combined financial statements	$(24,052,154)	$(2,969,341)	$(3,988,153)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

	Series 4	Series 5	Series 6
The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A)	—	—	—

The partnership has recorded acquisition costs at March 31, 2006, which have not been accounted for in the net assets of the operating limited partnerships (see note A)	(527,243)	7,414	356,738

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A)	—	—	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	—	—	25,574

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A)	(5,279,754)	(1,595,291)	(3,906,414)

Cumulative impairment loss in investments in operating limited partnerships	1,186,943	765,675	1,118,212

Other	59,995	(133,533)	184,962

Equity per operating limited partnerships’ combined financial statements	$(4,560,059)	$(955,735)	$(2,220,928)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
The combined summarized balance sheets of the operating limited partnerships at December 31, 2006 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 1	Series 2	Series 3
ASSETS

Buildings and improvements, net of accumulated depreciation	$57,895,008	$5,188,887	$14,427,582	$11,985,827
Land	4,608,047	570,531	706,828	1,447,100
Other assets	6,415,725	1,361,419	1,339,173	1,526,931

	$68,918,780	$7,120,837	$16,473,583	$14,959,858

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$82,667,348	$10,889,440	$19,516,696	$18,972,598
Accounts payable and accrued expenses	3,601,450	30,032	78,039	143,644
Other liabilities	9,586,737	533,289	2,784,473	1,048,074

	95,855,535	11,452,761	22,379,208	20,164,316

PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(17,711,620)	(4,544,277)	(3,063,886)	(4,651,793)
Other partners	(9,225,135)	212,353	(2,841,739)	(552,665)

	(26,936,755)	(4,331,924)	(5,905,625)	(5,204,458)

	$68,918,780	$7,120,837	$16,473,583	$14,959,858

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
The combined summarized balance sheets of the operating limited partnerships at December 31, 2006 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 4	Series 5	Series 6
ASSETS

Buildings and improvements, net of accumulated depreciation	$6,811,463	$12,529,025	$6,952,224
Land	642,748	685,396	555,444
Other assets	1,010,401	349,578	828,223

	$8,464,612	$13,563,999	$8,335,891

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$9,413,077	$15,714,383	$8,161,154
Accounts payable and accrued expenses	333,971	258,749	2,757,015
Other liabilities	1,537,060	3,039,275	644,566

	11,284,108	19,012,407	11,562,735

PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(2,314,858)	(1,081,223)	(2,055,583)
Other partners	(504,638)	(4,367,185)	(1,171,261)

	(2,819,496)	(5,448,408)	(3,226,844)

	$8,464,612	$13,563,999	$8,335,891

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 1	Series 2	Series 3
Revenue
Rental	$12,790,944	$1,594,218	$2,319,655	$3,337,050
Interest and other	520,376	64,703	121,435	82,870

	13,311,320	1,658,921	2,441,090	3,419,920

Expenses
Interest	3,243,134	251,131	852,718	387,598
Depreciation and amortization	3,388,308	500,100	520,842	873,656
Taxes and insurance	1,677,917	336,579	217,729	562,474
Repairs and maintenance	3,258,315	336,507	739,270	826,820
Operating expenses	4,799,694	597,913	909,185	1,142,267
Other expenses	699,050	13,333	84,914	38,903
Impairment loss	—	—	—	—

	17,066,418	2,035,563	3,324,658	3,831,718

NET LOSS	$(3,755,098)	$(376,642)	$(883,568)	$(411,798)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(1,878,095)	$(373,248)	$(256,555)	$(355,776)

Net loss allocated to other partners	$(1,877,003)	$(3,394)	$(627,013)	$(56,022)

*	Amounts include $373,248, $256,555, $355,776, $498,442, $125,487, and $268,587 for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS — CONTINUED

	Series 4	Series 5	Series 6
Revenue
Rental	$2,087,018	$1,974,017	$1,478,986
Interest and other	75,903	111,088	64,377

	2,162,921	2,085,105	1,543,363

Expenses
Interest	623,285	715,718	412,684
Depreciation and amortization	575,222	498,545	419,943
Taxes and insurance	210,482	158,770	191,883
Repairs and maintenance	332,185	688,758	334,775
Operating expenses	756,305	835,682	558,342
Other expenses	475,654	36,754	49,492
Impairment loss	—	—	—

	2,973,133	2,934,227	1,967,119

NET LOSS	$(810,212)	$(849,122)	$(423,756)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(498,442)	$(125,487)	$(268,587)

Net loss allocated to other partners	$(311,770)	$(723,635)	$(155,169)

*	Amounts include $373,248, $256,555, $355,776, $498,442, $125,487, and $268,587 for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
The partnership’s net income (loss) for financial reporting purposes and income (loss) for income tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Total	Series 1	Series 2	Series 3
Net income (loss) for financial reporting purposes	$5,733,054	$(96,203)	$764,498	$202,873

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	(341,340)	(19,887)	(51,671)	(114,969)
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,878,095)	(373,248)	(256,555)	(355,776)
Other	(681,391)	(251,474)	79,690	(281,520)
Related party expenses	43,536	4,342	(15,948)	3,262

Impairment loss not recognized for tax purposes	—	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	15,652,979	9,687,962	134,925	1,560,747

Accrued partnership management fees not deductible for tax purposes until paid	(4,035,487)	66,146	(597,870)	(279,968)

Income (loss) for income tax return purposes, year ended December 31, 2006	$14,493,256	$9,017,638	$57,069	$734,649

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
The partnership’s net income (loss) for financial reporting purposes and income (loss) for income tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 4	Series 5	Series 6
Net income (loss) for financial reporting purposes	$2,054,404	$(56,115)	$2,863,597

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	(693)	(141,760)	(12,360)
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(498,442)	(125,487)	(268,587)
Other	184,554	15,290	(427,931)
Related party expenses	—	(732)	52,612

Impairment loss not recognized for tax purposes	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	3,433,872	39,453	796,020

Accrued partnership management fees not deductible for tax purposes until paid	(1,663,680)	33,163	(1,593,278)

Income (loss) for income tax return purposes, year ended December 31, 2006	$3,510,015	$(236,188)	$1,410,073

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE D — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN
The partnership’s net income (loss) for financial reporting and loss for income tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Total	Series 1	Series 2	Series 3
Net income (loss) for financial reporting purposes	$1,099,966	$(49,059)	$175,069	$27,080

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	(896,574)	(510,476)	(104,183)	(154,895)
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(3,340,898)	(1,160,160)	(181,726)	(470,605)
Other	15,864,721	6,912,904	599,136	5,659,649
Related party expenses	133,781	—	4,904	(3,222)

Impairment loss not recognized for tax purposes	—	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,813,241)	(11,565)	(207,342)	(39,604)

Accrued partnership management fees not deductible for tax purposes until paid	(456,803)	(50,776)	(151,729)	(66,632)

Income (loss) for income tax return purposes, year ended December 31, 2005	$10,590,952	$5,130,868	$134,129	$4,951,771

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
The partnership’s net income (loss) for financial reporting and loss for income tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Series 4	Series 5	Series 6
Net income (loss) for financial reporting purposes	$1,059,802	$(53,511)	$(59,415)

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	(476)	(46,523)	(80,021)
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(870,486)	(137,509)	(520,412)
Other	2,434,794	43,520	214,718
Related party expenses	81,587	(2,100)	52,612

Impairment loss not recognized for tax purposes	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,223,720)	4,489	(335,499)

Accrued partnership management fees not deductible for tax purposes until paid	(258,820)	33,168	37,986

Income (loss) for income tax purposes, year ended December 31, 2005	$1,222,681	$(158,466)	$(690,031)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2007 are as follows:

	Total	Series 1	Series 2	Series 3
Investments in operating limited partnerships — tax return December 31, 2006	$(20,112,242)	$(4,967,264)	$(3,177,073)	$(5,934,173)

Add back losses not recognized under the equity method	21,838,963	4,813,124	3,864,384	5,900,973

Historic tax credits	1,659,210	—	—	—

Less share of loss — three months ended March 31, 2007	—	—	—	—

Impairment loss not recognized for tax purposes	(5,474,610)	—	(876,844)	(1,596,475)

Impairment loss in investments in operating limited partnerships	(3,261,686)	—	(876,844)	(962,490)

Other	5,350,365	154,140	1,066,377	2,592,165

Investments in operating limited partnerships — as reported	$—	$—	$—	$—

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2007 are as follows:

	Series 4	Series 5	Series 6
Investments in operating limited partnerships — tax return December 31, 2006	$(2,356,596)	$(499,193)	$(3,177,943)

Add back losses not recognized under the equity method	3,022,312	1,720,778	2,517,392

Historic tax credits	1,659,210	—	—

Less share of loss — three months ended March 31, 2007	—	—	—

Impairment loss not recognized for tax purposes	(1,186,943)	(765,675)	(1,048,673)

Impairment loss in investments in operating limited partnerships	(656,677)	(765,675)	—

Other	(481,306)	309,765	1,709,224

Investments in operating limited partnerships — as reported	$—	$—	$—

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2006, are as follows:

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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE D — CASH EQUIVALENTS
Cash equivalents of $1,650,000 and $500,000 as of March 31, 2007 and 2006, respectively, include a repurchase agreement for securities to resell on April 1, 2007 and April 1, 2006, respectively, with interest rates ranging from 3% to .40% per annum.
NOTE E — SUBSEQUENT EVENT
On April 27, 2007, BAC Holders approved a Plan of Liquidation and Dissolution for the Partnership, (the “Plan”). Pursuant to the Plan, the general partner may, without further action by the BAC Holders, sell the remaining assets held by the partnership. It is anticipated that sale of all the apartment complexes will be completed sometime in 2011. However, because of numerous uncertainties, the liquidation may take longer or shorter than expected, and the final liquidating distribution may occur months after all of the apartment complexes have been sold. Because the liquidation of the partnership was not imminent, as of December 31, 2006, the financial statements are presented assuming the partnership will continue as a going concern.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE F — QUARTERLY FINANCIAL INFORMATION
The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
2007

Total revenue	$3,252	$15,900	$14,964	$13,971

Loss from operations	(9,005,960)	(128,297)	(3,005,602)	11,813,789

Share of income (losses) from operating Limited Partnerships	4,515,189	—	1,511,602	32,333

Net income (loss)	(4,490,771)	(128,297)	(1,494,000)	11,846,122

Net income (loss) per BAC	(0.45)	(0.01)	(0.15)	1.20

2006

Total revenue	$4,939	$4,094	$27,930	$2,460

Loss from operations	(249,400)	(222,706)	(2,232,769)	2,014,155

Share of income (losses) from operating Limited Partnerships	223,779	110,363	1,155,592	300,952

Net income (loss)	(25,621)	(112,343)	(1,077,177)	2,315,107

Net income (loss) per BAC	(0.00)	(0.01)	(0.11)	0.23

2005

Total revenue	$14,074	$(4,920)	$26,406	$4,868

Loss from operations	(234,637)	(176,257)	(174,913)	(2,216,950)

Share of income (losses) from operating Limited Partnerships	(73,340)	190,593	(803,060)	(391,118)

Net income (loss)	(307,977)	14,336	(977,973)	(2,608,068)

Net income (loss) per BAC	(0.03)	0.00	(0.10)	(0.26)

Boston Capital Tax Credit Fund Limited Partnership — Series 1
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

APPLE HILL, L.P.	1,439,775	56,000	1,857,492	16,560	56,000	1,874,052	1,930,052	1,282,107	1/88	2/89	7-27.5 yrs

BRIARWOOD – VERO BEACH	1,430,882	96,546	1,866,664	96,653	96,546	1,963,317	2,059,863	874,842	8/89	1/89	40 yrs

COLDWATER LTDH	911,803	35,750	1,203,836	36,932	35,750	1,240,768	1,276,518	848,992	7/89	12/88	5-27.5 yrs
COUNTRY VILLAGE	3,076,552	179,385	3,843,452	229,590	179,385	4,073,042	4,252,427	2,585,460	4/89	1/89	5-27.5 yrs
ELK RAPIDS II APTS	718,650	37,000	929,264	12,860	37,000	942,124	979,124	660,574	2/89	12/88	5-27.5 yrs
GREEN ACRES-YULEE	1,434,340	90,650	1,908,145	(353,458)	90,650	1,554,687	1,645,337	1,022,542	8/89	1/89	5-27.5 yrs

RIVERSIDE PLACE	938,385	65,200	1,202,452	73,061	65,200	1,275,513	1,340,713	855,561	7/89	12/88	5-27.5 yrs

WOOD CREEK MANOR	939,053	10,000	1,274,577	24,711	10,000	1,299,288	1,309,288	903,826	7/89	12/88	5-27.5 yrs

	10,889,440	570,531	14,085,882	136,909	570,531	14,222,791	14,793,322	9,033,904

     Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.

**	There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership – Series 1
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$56,048,622
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	948,241
Other	0

		$948,241
Deductions during period:
Cost of real estate sold	$0
Other*	0

		$0

Balance at close of period - 3/31/93		$56,996,863
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	87,241
Other	0

		$87,241
Deductions during period:
Cost of real estate sold	$0
Other*	(676,202)

		$(676,202)

Balance at close of period - 3/31/94		$56,407,902
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	219,775
Other	0

		$219,775
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/95		$56,627,677

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 1 (continued)

Balance at close of period – 3/31/95		$56,627,677
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	561,834
Other	0

		$561,834
Deductions during period:
Cost of real estate sold	$0
Other	(404,688)

		$(404,688)

Balance at close of period – 3/31/96		$56,784,823
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	96,701
Other	0

		$96,701
Deductions during period:
Cost of real estate sold	$0
Other *	0

		$0

Balance at close of period – 3/31/97		$56,881,524
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,124,065
Other	0

		$2,124,065
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period – 3/31/98		$59,005,589

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership – Series 1 (continued)

Balance at close of period - 3/31/98		$59,005,589
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	140,910
Other	0

		$140,910
Deductions during period:
Cost of real estate sold	$0
Other **	(15,866,273)

		$(15,866,273)

Balance at close of period - 3/31/99		$43,280,226
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	226,938
Other	0

		$226,938
Deductions during period:
Cost of real estate sold	$0
Other **	(2,663,749)

		$(2,663,749)

Balance at close of period - 3/31/00		$40,843,415
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	63,134
Other	0

		$63,134
Deductions during period:
Cost of real estate sold	$0
Other **	(4,309,818)

		$(4,309,818)

Balance at close of period - 3/31/01		$36,596,731

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 1 (continued)

Balance at close of period – 3/31/01		$36,596,731
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	199,408
Other	0

		$199,408
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period – 3/31/02		$36,796,139
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	383,558
Other	0

		$383,558
Deductions during period:
Cost of real estate sold	$0
Other **	(1,055,953)

		$(1,055,953)

Balance at close of period – 3/31/03		$36,123,744
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	211,168
Other	0

		$211,168
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period – 3/31/04		$36,334,912

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership – Series 1 (continued)

Balance at close of period - 3/31/04		$36,334,912
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	455,939
Other	0

		$455,939
Deductions during period:
Cost of real estate sold	$(9,650,814)
Other **	(4,415,126)

		$(14,065,940)

Balance at close of period - 3/31/05		$22,724,911
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	19,077
Other	0

		$19,077
Deductions during period:
Cost of real estate sold	$(8,021,310)
Other **	0

		$(8,021,310)

Balance at close of period - 3/31/06		$14,722,678
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	70,644
Other	0

		$70,644
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period - 3/31/07		$14,793,322

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 1 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$6,809,399
Current year expense	$2,384,747

Balance at close of period - 3/31/93		$9,194,146
Current year expense	$1,365,846

Balance at close of period - 3/31/94		$10,559,992
Current year expense	$2,061,874

Balance at close of period - 3/31/95		$12,621,866
Current year expense	$1,958,217

Balance at close of period - 3/31/96		$14,580,083
Current year expense	$2,005,451

Balance at close of period - 3/31/97		$16,585,534
Current year expense	$2,007,981

Balance at close of period - 3/31/98		$18,593,515
Current year expense	$2,002,521

Balance at close of period - 3/31/99		$20,596,036
Current year expense	$1,277,701

Balance at close of period - 3/31/00		$21,873,737
Current year expense	$(2,969,494)

Balance at close of period - 3/31/01		$18,904,243
Current year expense	$1,012,588

Balance at close of period - 3/31/02		$19,916,831
Current year expense	$1,061,393

Balance at close of period - 3/31/03		$20,978,224
Current year expense	$1,012,724

Balance at close of period - 3/31/04		$21,990,948

Current year expense	$(3,632,930)
Reduction for real-estate sold	(5,369,487)

Balance at close of period - 3/31/05		$12,988,531

Current year expense	$482,038
Reduction for real-estate sold	(4,922,051)

Balance at close of period - 3/31/06		$8,548,518

Current year expense	$485,386
Reduction for real-estate sold	0

Balance at close of period - 3/31/07		$9,033,904

Boston Capital Tax Credit Fund Limited Partnership — Series 2
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

ANNADALE APTS	12,685,615	794,249	3,448,985	9,172,650	226,000	12,621,635	12,847,635	4,089,687	6/90	9/90	5-50 yrs

CALEXICO VILLAGE	1,519,358	189,545	2,140,711	22,756	189,545	2,163,467	2,353,012	729,904	4/90	2/90	5-50 yrs

HERBER II VILLAGE	1,061,699	135,000	1,374,347	(4,711)	135,000	1,369,636	1,504,636	531,144	4/89	5/89	5-50 yrs

MECCA APARTMENTS	2,531,037	55,580	2,377,218	100,549	100,000	2,477,767	2,577,767	1,116,880	7/90	11/89	5-40 yrs

REDWOOD CREEK	1,718,987	100,000	2,479,092	1,004,304	56,283	3,483,396	3,539,679	1,220,704	12/89	7/89	5-50 yrs

	19,516,696	1,274,374	11,820,353	10,295,548	706,828	22,115,901	22,822,729	7,688,319

     Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.

**	There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership – Series 2
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$25,884,758
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(868,303)
Other	0

		$(868,303)
Deductions during period:
Cost of real estate sold	$0
Other*	0

		$0

Balance at close of period - 3/31/93		$25,016,455
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	137,541
Other	0

		$137,541
Deductions during period:
Cost of real estate sold	$0
Other*	0

		$0

Balance at close of period - 3/31/94		$25,153,996
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	201,421
Other	0

		$201,421
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/95		$25,355,417

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 2 (continued)

Balance at close of period – 3/31/95		$25,355,417
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,311,862
Other	0

		$1,311,862
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period – 3/31/96		$26,667,279
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	34,395
Other	0

		$34,395
Deductions during period:
Cost of real estate sold	$0
Other *	0

		$0

Balance at close of period – 3/31/97		$26,701,674
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,950
Other	0

		$4,950
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period – 3/31/98		$26,706,624

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership – Series 2 (continued)

Balance at close of period - 3/31/98		$26,706,624
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,464
Other	0

		$1,464
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period - 3/31/99		$26,708,088
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	19,117
Other	0

		$19,117
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period - 3/31/00		$26,727,205
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	51,860
Other	0

		$51,860
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period - 3/31/01		$26,779,065

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 2 (continued)

Balance at close of period – 3/31/01		$26,779,065
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	64,145
Other	0

		$64,145
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period – 3/31/02		$26,843,210
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	88,213
Other	0

		$88,213
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period – 3/31/03		$26,931,423
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	69,683
Other	0

		$69,683
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period – 3/31/04		$27,001,106

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership – Series 2 (continued)

Balance at close of period - 3/31/04		$27,001,106
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,165
Other	0

		$90,165
Deductions during period:
Cost of real estate sold	$(1,055,155)
Other **	0

		$(1,055,155)

Balance at close of period - 3/31/05		$26,036,116
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	51,839
Other	0

		$51,839
Deductions during period:
Cost of real estate sold	$(1,402,831)
Other **	0

		$(1,402,831)

Balance at close of period - 3/31/06		$24,685,124
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	51,707
Other	0

		$51,707
Deductions during period:
Cost of real estate sold	$(1,914,102)
Other **	0

		$(1,914,102)

Balance at close of period - 3/31/07		$22,822,729

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 2 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$1,024,113
Current year expense	$580,739

Balance at close of period - 3/31/93		$1,604,852
Current year expense	$572,977

Balance at close of period - 3/31/94		$2,177,829
Current year expense	$582,155

Balance at close of period - 3/31/95		$2,759,984
Current year expense	$571,705

Balance at close of period - 3/31/96		$3,331,689
Current year expense	$586,836

Balance at close of period - 3/31/97		$3,918,525
Current year expense	$582,095

Balance at close of period - 3/31/98		$4,500,620
Current year expense	$562,334

Balance at close of period - 3/31/99		$5,062,954
Current year expense	$551,812

Balance at close of period - 3/31/00		$5,614,766
Current year expense	$565,640

Balance at close of period - 3/31/01		$6,180,406
Current year expense	$577,268

Balance at close of period - 3/31/02		$6,757,674
Current year expense	$581,049

Balance at close of period - 3/31/03		$7,338,723
Current year expense	$593,840

Balance at close of period - 3/31/04		$7,932,563

Current year expense	$582,021
Reduction for real-estate sold	(292,868)

Balance at close of period - 3/31/05		$8,221,716

Current year expense	$560,182
Reduction for real-estate sold	(434,791)

Balance at close of period - 3/31/06		$8,347,107

Current year expense	$507,089
Reduction for real-estate sold	(1,165,877)

Balance at close of period - 3/31/07		$7,688,319

Boston Capital Tax Credit Fund Limited Partnership — Series 3
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	is computed

BELFAST BIRCHES	1,054,329	50,000	1,370,933	122,059	50,000	1,492,992	1,542,992	682,034	May-89	May-89	5-27.5 yrs.

CRUZ BAY, LTD.	1,448,689	217,600	1,729,345	2,954	217,600	1,732,299	1,949,899	1,016,648	Feb-89	Feb-89	5-27.5 yrs.

FYLEX HOUSING	1,347,234	129,550	1,665,891	204,874	129,550	1,870,765	2,000,315	1,189,909	Jun-89	May-89	27.5 yrs.

GREENWOOD APTS.	1,390,860	55,000	1,824,558	62,611	55,000	1,887,169	1,942,169	1,263,276	Aug-89	Mar-89	7-27.5 yrs.

JACKSON APTS	1,155,300	232,000	1,286,033	213,530	252,602	1,499,563	1,752,165	835,162	Jul-89	Jul-89	7-27.5 yrs.

LAKE NORTH APTS. II	1,017,782	60,000	1,340,829	17,152	60,000	1,357,981	1,417,981	647,308	Jan-89	Apr-89	5-27.5 yrs.

LAKEWOOD TERRACE	3,093,187	124,707	2,263,782	4,628,129	124,707	6,891,911	7,016,618	3,636,149	Aug-89	May-89	27.5 yrs.

MAPLEWOOD APTS.	734,202	37,900	938,775	105,521	37,900	1,044,296	1,082,196	481,581	Apr-89	May-89	40 yrs.

MOUND PLAZA LTD	605,479	17,058	772,173	51,439	17,059	823,612	840,671	503,759	Sep-89	Aug-89	5-27.5 yrs.

OAK CREST MANOR II	881,705	77,500	1,049,551	70,740	77,500	1,120,291	1,197,791	499,521	May-89	May-89	40 yrs.

RIPON APARTMENTS	821,814	29,040	1,016,757	16,867	29,040	1,033,624	1,062,664	699,973	Jul-89	Mar-89	5-27.5 yrs.

SOUTHPORT, LTD	1,195,728	52,800	1,176,478	342,933	52,800	1,519,411	1,572,211	926,199	Feb-89	Apr-89	5-27.5 yrs.

SUN VILLAGE APTS.	1,010,198	55,973	1,313,338	11,361	55,973	1,324,699	1,380,672	654,692	May-88	Apr-89	5-27.5 yrs.

TRINIDAD APTS	894,058	70,000	1,105,890	100,413	110,166	1,206,303	1,316,469	806,551	Jun-89	Jun-89	27.5 yrs.

VASSAR APTS	890,976	60,823	1,159,060	5,385	60,823	1,164,445	1,225,268	792,484	Nov-89	Mar-89	5-27.5 yrs.

WILLOW STREET	1,431,057	116,380	1,798,301	147,451	116,380	1,945,752	2,062,132	1,294,040	Dec-88	Feb-89	15-27.5 yrs.

	18,972,598	1,386,331	21,811,694	6,103,419	1,447,100	27,915,113	29,362,213	15,929,286

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2006.
There we no carrying costs as of December 31, 2006. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership – Series 3
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$83,692,934
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	52,507
Other	0

		$52,507
Deductions during period:
Cost of real estate sold	$0
Other*	0

		$0

Balance at close of period - 3/31/93		$83,745,441
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	46,581
Other	0

		$46,581
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/94		$83,792,022
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,295,176
Other	0

		$4,295,176
Deductions during period:
Cost of real estate sold	0
Other	0

		$0

Balance at close of period - 3/31/95		$88,087,198

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 3 (continued)

Balance at close of period – 3/31/95		$88,087,198
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	168,411
Other	0

		$168,411
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period – 3/31/96		$88,255,609
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	7,950,557
Other	0

		$7,950,557
Deductions during period:
Cost of real estate sold	$0
Other	(7,824,069)

		$(7,824,069)

Balance at close of period – 3/31/97		$88,382,097
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(1,377,159)
Other	0

		$(1,377,159)
Deductions during period:
Cost of real estate sold	$0
Other	(3,844,767)

		$(3,844,767)

Balance at close of period – 3/31/98		$83,160,171

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership – Series 3 (continued)

Balance at close of period - 3/31/98		$83,160,171
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(3,829,441)
Other	0

		$(3,829,441)
Deductions during period:
Cost of real estate sold	$0
Other	1,588,310

		$1,588,310

Balance at close of period - 3/31/99		$80,919,040
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,734,899
Other	0

		$4,734,899
Deductions during period:
Cost of real estate sold	$0
Other	(4,318,070)

		$(4,318,070)

Balance at close of period - 3/31/00		$81,335,869
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	302,159
Other	0

		$302,159
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/01		$81,638,028

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 3 (continued)

Balance at close of period – 3/31/01		$81,638,028
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	68,383
Other	0

		$68,383
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period – 3/31/02		$81,706,411
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	74,627
Other	0

		$74,627
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period – 3/31/03		$81,781,038
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	312,695
Other	0

		$312,695
Deductions during period:
Cost of real estate sold	$(13,034,658)
Other	0

		$(13,034,658)

Balance at close of period – 3/31/04		$69,059,075

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership – Series 3 (continued)

Balance at close of period - 3/31/04		$69,059,075
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	194,288
Other	0

		$194,288
Deductions during period:
Cost of real estate sold	$(27,527,872)
Other **	0

		$(27,527,872)

Balance at close of period - 3/31/05		$41,725,491
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	66,500
Other	0

		$66,500
Deductions during period:
Cost of real estate sold	$(7,833,468)
Other **	0

		$(7,833,468)

Balance at close of period - 3/31/06		$33,958,523
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	177,764
Other	0

		$177,764
Deductions during period:
Cost of real estate sold	$(4,774,074)
Other **	0

		$(4,774,074)

Balance at close of period - 3/31/07		$29,362,213

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 3 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$7,778,563
Current year expense	$2,897,006

Balance at close of period - 3/31/93		$10,675,569
Current year expense	$2,848,313

Balance at close of period - 3/31/94		$13,523,882
Current year expense	$2,914,588

Balance at close of period - 3/31/95		$16,438,470
Current year expense	$2,967,670

Balance at close of period - 3/31/96		$19,406,140
Current year expense	$2,896,912

Balance at close of period - 3/31/97		$22,303,052
Current year expense	$(88,832)

Balance at close of period - 3/31/98		$22,214,220
Current year expense	$5,783,312

Balance at close of period - 3/31/99		$27,997,532
Current year expense	$2,732,680

Balance at close of period - 3/31/00		$30,730,212
Current year expense	$2,172,961

Balance at close of period - 3/31/01		$32,903,173
Current year expense	$2,449,186

Balance at close of period - 3/31/02		$35,352,359
Current year expense	$2,468,039

Balance at close of period - 3/31/03		$37,820,398
Current year expense	$1,913,243
Reduction for real-estate sold	(6,317,805)

Balance at close of period - 3/31/04		$33,415,836
Current year expense	$1,301,979
Reduction for real-estate sold	(12,507,996)

Balance at close of period - 3/31/05		$22,209,819
Current year expense	$997,680
Reduction for real-estate sold	(5,880,473)

Balance at close of period - 3/31/06		$17,327,026
Current year expense	$868,805
Reduction for real-estate sold	(2,266,545)

Balance at close of period - 3/31/07		$15,929,286

Boston Capital Tax Credit Fund Limited Partnership — Series 4
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	is computed

AULT APARTMENTS	468,455	12,058	570,737	137,765	23,770	708,502	732,272	477,876	Jul-89	Jun-89	7-27.5 yrs.

BURLWOOD APTS	346,071	20,000	267,333	173,830	20,000	441,163	461,163	252,927	Aug-89	Jun-89	7-27.5 yrs.

CAMBRIA COMMONS	1,034,192	5,808	1,489,672	102,433	5,808	1,592,105	1,597,913	975,464	Jul-89	Sep-89	5-27.5 yrs.

CLEAR VIEW APTS	732,207	45,000	928,226	66,146	45,000	994,372	1,039,372	645,736	Nov-89	Oct-89	7-27.5 yrs.

MEADOWCREST APTS	2,696,357	286,065	867,009	4,207,427	286,065	5,074,436	5,360,501	3,233,188	Oct-90	Sep-89	5-27.5 yrs.

MILLIKEN APTS	832,943	40,000	860,882	224,092	80,231	1,084,974	1,165,205	729,272	Aug-89	Sep-89	7-27.5 yrs.

SHOCKOE HILL II	1,719,103	0	3,152,879	99,162	0	3,252,041	3,252,041	1,449,667	Sep-89	Aug-89	5-27.5 yrs.

WICHITA WEST HSNG	1,583,749	181,874	3,876,750	145,275	181,874	4,022,025	4,203,899	2,594,025	Sep-89	Aug-89	7-27.5 yrs.

	9,413,077	590,805	12,013,488	5,156,130	642,748	17,169,618	17,812,366	10,358,155

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2006.
There we no carrying costs as of December 31, 2006. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership – Series 4
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$103,193,346
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,703,785
Other	0

		$1,703,785
Deductions during period:
Cost of real estate sold	$0
Other*	(16,119)

		$(16,119)

Balance at close of period - 3/31/93		$104,881,012
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,453,119
Other	0

		$2,453,119
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/94		$107,334,131
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	83,082
Other	0

		$83,082
Deductions during period:
Cost of real estate sold	0
Other	0

		$0

Balance at close of period - 3/31/95		$107,417,213

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 4 (continued)

Balance at close of period – 3/31/95		$107,417,213
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	542,548
Other	0

		$542,548
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period – 3/31/96		$107,959,761
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	220,246
Other	0

		$220,246
Deductions during period:
Cost of real estate sold	$0
Other	(10,169,834)

		$(10,169,834)

Balance at close of period – 3/31/97		$98,010,173
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	496,394
Other	0

		$496,394
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period – 3/31/98		$98,506,567

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership – Series 4 (continued)

Balance at close of period - 3/31/98		$98,506,567
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(11,446,675)
Other	0

		$(11,446,675)
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/99		$87,059,892
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	447,562
Other	0

		$447,562
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/00		$87,507,454
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	263,178
Other	0

		$263,178
Deductions during period:
Cost of real estate sold	$0
Other	(4,309,818)

		$(4,309,818)

Balance at close of period - 3/31/01		$83,460,814

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 4 (continued)

Balance at close of period – 3/31/01		$83,460,814
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(781,593)
Other	0

		$(781,593)
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period – 3/31/02		$82,679,221
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	226,725
Other	0

		$226,725
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period – 3/31/03		$82,905,946
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	362,975
Other	0

		$362,975
Deductions during period:
Cost of real estate sold	$(9,303,035)
Other	0

		$(9,303,035)

Balance at close of period – 3/31/04		$73,965,886

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership – Series 4 (continued)

Balance at close of period - 3/31/04		$73,965,886
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	707,659
Other	0

		$707,659
Deductions during period:
Cost of real estate sold	$(20,260,062)
Other **	0

		$(20,260,062)

Balance at close of period - 3/31/05		$54,413,483
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	177,176
Other	0

		$177,176
Deductions during period:
Cost of real estate sold	$(13,062,182)
Other **	0

		$(13,062,182)

Balance at close of period - 3/31/06		$41,528,477
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	111,581
Other	0

		$111,581
Deductions during period:
Cost of real estate sold	$(23,827,692)
Other **	0

		$(23,827,692)

Balance at close of period - 3/31/07		$17,812,366

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 4 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$6,809,399
Current year expense	$3,546,208

Balance at close of period - 3/31/93		$10,355,607
Current year expense	$3,739,080

Balance at close of period - 3/31/94		$14,094,687
Current year expense	$3,783,175

Balance at close of period - 3/31/95		$17,877,862
Current year expense	$3,670,792

Balance at close of period - 3/31/96		$21,548,654
Current year expense	$1,951,906

Balance at close of period - 3/31/97		$23,500,560
Current year expense	$3,280,453

Balance at close of period - 3/31/98		$26,781,013
Current year expense	$3,394,201

Balance at close of period - 3/31/99		$30,175,214
Current year expense	$2,857,224

Balance at close of period - 3/31/00		$33,032,438
Current year expense	$(1,678,416)

Balance at close of period - 3/31/01		$31,354,022
Current year expense	$2,507,462

Balance at close of period - 3/31/02		$33,861,484
Current year expense	$2,546,642

Balance at close of period - 3/31/03		$36,408,126
Current year expense	$2,377,499
Reduction for real-estate sold	(3,335,582)

Balance at close of period - 3/31/04		$35,450,043
Current year expense	$1,923,750
Reduction for real-estate sold	(7,294,103)

Balance at close of period - 3/31/05		$30,079,690
Current year expense	$1,382,725
Reduction for real-estate sold	(7,795,626)

Balance at close of period - 3/31/06		$23,666,789
Current year expense	$563,684
Reduction for real-estate sold	(13,872,318)

Balance at close of period - 3/31/07		$10,358,155

Boston Capital Tax Credit Fund Limited Partnership — Series 5
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

ANNADALE	12,685,615	794,249	3,448,985	9,172,650	226,000	12,621,635	12,847,635	4,089,687	6/90	10/90	5-50 yrs

CALEXICO	1,519,358	189,545	2,140,711	22,756	189,545	2,163,467	2,353,012	729,904	4/90	2/90	5-50 yrs.

POINT ARENA	1,166,371	79,160	1,715,209	81,167	79,160	1,796,376	1,875,536	605,741	2/90	2/90	5-50 yrs.

TKO INV PROPS. V	343,039	192,656	2,991,964	115,067	190,691	3,107,031	3,297,722	1,734,152	9/89	10/89	5-30 yrs.

	15,714,383	1,255,610	10,296,869	9,391,640	685,396	19,688,509	20,373,905	7,159,484

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.

**	There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 5
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$20,288,851
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,975
Other	0

		$4,975
Deductions during period:
Cost of real estate sold	$0
Other*	(943,687)

		$(943,687)

Balance at close of period - 3/31/93		$19,350,139
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	139,600
Other	0

		$139,600
Deductions during period:
Cost of real estate sold	$0
Other*	0

		$0

Balance at close of period - 3/31/94		$19,489,739
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	12,561
Other	0

		$12,561
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/95		$19,502,300

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 5 (continued)

Balance at close of period - 3/31/95		$19,502,300
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,315,415
Other	0

		$1,315,415
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/96		$20,817,715
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	33,132
Other	0

		$33,132
Deductions during period:
Cost of real estate sold	$0
Other *	0

		$0

Balance at close of period - 3/31/97		$20,850,847
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,950
Other	0

		$4,950
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/98		$20,855,797

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 5 (continued)

Balance at close of period - 3/31/98		$20,855,797
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(65,649)
Other	0

		$(65,649)
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/99		$20,790,148
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	746
Other	0

		$746
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/00		$20,790,894
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	47,292
Other	0

		$47,292
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/01		$20,838,186

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 5 (continued)

Balance at close of period - 3/31/01		$20,838,186
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	66,145
Other	0

		$66,145
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/02		$20,904,331
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	20,987
Other	0

		$20,987
Deductions during period:
Cost of real estate sold	$0
Other	(471,196)

		$(471,196)

Balance at close of period - 3/31/03		$20,454,122
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	157,037
Other	0

		$157,037
Deductions during period:
Cost of real estate sold	$(494,004)
Other	0

		$(494,004)

Balance at close of period - 3/31/04		$20,117,155

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 5 (continued)

Balance at close of period - 3/31/04		$20,117,155
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,144
Other	0

		$90,144
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period - 3/31/05		$20,207,299
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	71,589
Other	0

		$71,589
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period - 3/31/06		$20,278,888
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	95,017
Other	0

		$95,017
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period - 3/31/07		$20,373,905

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 5 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$724,098
Current year expense	$400,685

Balance at close of period - 3/31/93		$1,124,783
Current year expense	$406,272

Balance at close of period - 3/31/94		$1,531,055
Current year expense	$403,858

Balance at close of period - 3/31/95		$1,934,913
Current year expense	$434,339

Balance at close of period - 3/31/96		$2,369,252
Current year expense	$449,720

Balance at close of period - 3/31/97		$2,818,972
Current year expense	$462,407

Balance at close of period - 3/31/98		$3,281,379
Current year expense	$420,998

Balance at close of period - 3/31/99		$3,702,377
Current year expense	$441,046

Balance at close of period - 3/31/00		$4,143,423
Current year expense	$449,783

Balance at close of period - 3/31/01		$4,593,206
Current year expense	$461,926

Balance at close of period - 3/31/02		$5,055,132
Current year expense	$338,766

Balance at close of period - 3/31/03		$5,393,898
Current year expense	$461,580
Reduction for real-estate sold	(140,400)

Balance at close of period - 3/31/04		$5,715,078
Current year expense	$471,567
Reduction for real-estate sold	—

Balance at close of period - 3/31/05		$6,186,645
Current year expense	$481,314
Reduction for real-estate sold	—

Balance at close of period - 3/31/06		$6,667,959
Current year expense	$491,525
Reduction for real-estate sold	—

Balance at close of period - 3/31/07		$7,159,484

Boston Capital Tax Credit Fund Limited Partnership — Series 6
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

BRIARWOOD ESTATES	550,766	45,000	694,093	62,721	45,000	756,814	801,814	494,529	Sep-88	Sep-89	5-27.5 yrs.

GREEN PINES APTS.	1,389,313	106,484	1,750,831	53,177	106,484	1,804,008	1,910,492	826,168	Nov-89	Oct-89	5-27.5 yrs.

HACIENDA VILLA	3,383,942	233,165	4,135,079	3,410,081	233,165	7,545,160	7,778,325	3,246,616	Jan-90	Dec-89	40 yrs.

KEARNEY PROP II	350,527	34,000	460,385	113,806	34,000	574,191	608,191	353,123	Mar-88	Sep-89	5-27.5 yrs.

PLEASANT HILL PROPERTIES	544,574	25,000	703,690	95,486	25,000	799,176	824,176	509,190	May-88	Sep-89	5-27.5 yrs.

SOCORRO PROPERTIES	1,207,848	85,000	1,652,129	159,515	85,000	1,811,644	1,896,644	1,209,314	Oct-89	Nov-89	27.5 yrs.

WOODCLIFF APTS	734,184	26,795	919,806	16,641	26,795	936,447	963,242	636,276	Nov-89	Oct-89	5-27.5 yrs.

	8,161,154	555,444	10,316,013	3,911,427	555,444	14,227,440	14,782,884	7,275,216

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.

**	There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 6
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$59,489,199
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	3,679,360
Other	0

		$3,679,360
Deductions during period:
Cost of real estate sold	$0
Other*	0

		$0

Balance at close of period - 3/31/93		$63,168,559
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	447,307
Other	0

		$447,307
Deductions during period:
Cost of real estate sold	$0
Other*	0

		$0

Balance at close of period - 3/31/94		$63,615,866
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	147,102
Other	0

		$147,102
Deductions during period:
Cost of real estate sold	$0
Other	(261,992)

		$(261,992)

Balance at close of period - 3/31/95		$63,500,976

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 6 (continued)

Balance at close of period - 3/31/95		$63,500,976
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	213,479
Other	0

		$213,479
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/96		$63,714,455
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	149,680
Other	0

		$149,680
Deductions during period:
Cost of real estate sold	$0
Other *	(10,169,864)

		$(10,169,864)

Balance at close of period - 3/31/97		$53,694,271
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	213,929
Other	0

		$213,929
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/98		$53,908,200

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 6 (continued)

Balance at close of period - 3/31/98		$53,908,200
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	127,127
Other	0

		$127,127
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/99		$54,035,327
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	100,710
Other	0

		$100,710
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/00		$54,136,037
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,031,005
Other	0

		$1,031,005
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/01		$55,167,042

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 6 (continued)

Balance at close of period - 3/31/01		$55,167,042
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	409,440
Other	0

		$409,440
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/02		$55,576,482
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	408,712
Other	0

		$408,712
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/03		$55,985,194
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	187,786
Other	0

		$187,786
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/04		$56,172,980

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 6 (continued)

Balance at close of period - 3/31/04		$56,172,980
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	280,115
Other	0

		$280,115
Deductions during period:
Cost of real estate sold	$(14,504,412)
Other **	0

		$(14,504,412)

Balance at close of period - 3/31/05		$41,948,683
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	144,738
Other	0

		$144,738
Deductions during period:
Cost of real estate sold	$0
Other **	0

		$0

Balance at close of period - 3/31/06		$42,093,421
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	51,405
Other	0

		$51,405
Deductions during period:
Cost of real estate sold	$(27,361,942)
Other **	0

		$(27,361,942)

Balance at close of period - 3/31/07		$14,782,884

Notes to Schedule III
Boston Capital Tax Credit Fund Limited Partnership — Series 6 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$3,757,494
Current year expense	$2,096,245

Balance at close of period - 3/31/93		$5,853,739
Current year expense	$2,168,130

Balance at close of period - 3/31/94		$8,021,869
Current year expense	$2,112,071

Balance at close of period - 3/31/95		$10,133,940
Current year expense	$2,079,902

Balance at close of period - 3/31/96		$12,213,842
Current year expense	$419,476

Balance at close of period - 3/31/97		$12,633,318
Current year expense	$1,767,719

Balance at close of period - 3/31/98		$14,401,037
Current year expense	$1,700,035

Balance at close of period - 3/31/99		$16,101,072
Current year expense	$1,759,182

Balance at close of period - 3/31/00		$17,860,254
Current year expense	$1,768,371

Balance at close of period - 3/31/01		$19,628,625
Current year expense	$1,761,099

Balance at close of period - 3/31/02		$21,389,724
Current year expense	$1,750,799

Balance at close of period - 3/31/03		$23,140,523
Current year expense	$1,761,099

Balance at close of period - 3/31/04		$24,951,320
Current year expense	$1,367,999
Reduction for real-estate sold	(5,790,985)

Balance at close of period - 3/31/05		$20,528,334
Current year expense	$1,290,113
Reduction for real-estate sold	0

Balance at close of period - 3/31/06		$21,818,447
Current year expense	$411,968
Reduction for real-estate sold	(14,955,199)

Balance at close of period - 3/31/07		$7,275,216