Form 10-K, Exhibit 13
period 2008-03-31
BOSTON CAPITAL TAX CREDIT FUND LTD PARTNERSHIP
filed 2008-07-14
CIK 835095

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND

LIMITED PARTNERSHIP -

SERIES 1 THROUGH SERIES 6

MARCH 31, 2008 AND 2007

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Boston Capital Tax Credit Fund

   Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6, in total and for each series, as of March 31, 2008 and 2007, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2008.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6, in total and for each series, as of March 31, 2008 and 2007, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.
REZNICK GROUP, P.C.

Bethesda, Maryland
July 14, 2008

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS

March 31, 2008 and 2007

	Total
	2008	2007
ASSETS

OTHER ASSETS
Cash and cash equivalents	$2,019,542	$1,764,394
Other	206	416,286

	$2,019,748	$2,180,680

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$2,286	$2,500
Accounts payable - affiliates	6,030,385	6,883,251
	6,032,671	6,885,751

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 9,800,600 issued to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 9,800,600 issued and outstanding at March 31, 2008 and 2007	(3,181,750)	(3,866,978)
General partner	(831,173)	(838,093)

	(4,012,923)	(4,705,071)

	$2,019,748	$2,180,680

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 1
	2008	2007
ASSETS

OTHER ASSETS
Cash and cash equivalents	$73,958	$31,254
Other	—	—

	$73,958	$31,254

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	2,548,573	2,602,047
	2,548,954	2,602,047

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,299,900 issued to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,299,900 issued and outstanding at March 31, 2008 and 2007	(2,337,413)	(2,432,252)
General partner	(137,583)	(138,541)

	(2,474,996)	(2,570,793)

	$73,958	$31,254

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 2
	2008	2007
ASSETS

OTHER ASSETS
Cash and cash equivalents	$68,416	$337,414
Other	—	—

	$68,416	$337,414

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	—	193,420
	381	193,420

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 830,300 issued to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 830,300 issued and outstanding at March 31, 2008 and 2007	133,815	209,014
General partner	(65,780)	(65,020)

	68,035	143,994

	$68,416	$337,414

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 3
	2008	2007
ASSETS

OTHER ASSETS
Cash and cash equivalents	$99,323	$169,122
Other	—	—

	$99,323	$169,122

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$2,500
Accounts payable - affiliates	2,724,454	2,714,550
	2,724,835	2,717,050

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,882,200 issued to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,882,200 issued and outstanding at March 31, 2008 and 2007	(2,366,439)	(2,289,631)
General partner	(259,073)	(258,297)

	(2,625,512)	(2,547,928)

	$99,323	$169,122

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 4
	2008	2007
ASSETS

OTHER ASSETS
Cash and cash equivalents	$118,328	$354,790
Other	206	206

	$118,534	$354,996

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	757,358	898,530
	757,739	898,530

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,995,300 issued to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,995,300 issued and outstanding at March 31, 2008 and 2007	(384,650)	(289,936)
General partner	(254,555)	(253,598)

	(639,205)	(543,534)

	$118,534	$354,996

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 5
	2008	2007
ASSETS

OTHER ASSETS
Cash and cash equivalents	$462,710	$12,636
Other	—	—

	$462,710	$12,636

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	—	439,048
	381	439,048

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 489,900 issued to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 489,900 issued and outstanding at March 31, 2008 and 2007	499,456	(380,398)
General partner	(37,127)	(46,014)

	462,329	(426,412)

	$462,710	$12,636

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 6
	2008	2007
ASSETS

OTHER ASSETS
Cash and cash equivalents	$1,196,807	$859,178
Other	—	416,080

	$1,196,807	$1,275,258

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	—	35,656
	381	35,656

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,303,000 issued to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,303,000 issued and outstanding at March 31, 2008 and 2007	1,273,481	1,316,225
General partner	(77,055)	(76,623)

	1,196,426	1,239,602

	$1,196,807	$1,275,258

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS

Years ended March 31, 2008 and 2007

	Total
	2008	2007
Income
Interest income	$73,749	$37,676
Miscellaneous income	2,320	10,411

Total income	76,069	48,087

Share of income from operating limited partnerships	1,090,062	6,059,124

Expenses
Professional fees	114,366	114,203
Partnership management fee	221,420	151,947
General and administrative expenses	138,197	108,007

	473,983	374,157

NET INCOME (LOSS)	$692,148	$5,733,054

Net income (loss) allocated to general partner	$6,920	$57,331

Net income (loss) allocated to limited partners	$685,228	$5,675,723

Net income (loss) per BAC	$0.07	$0.58

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 1
	2008	2007
Income
Interest income	$2,228	$874
Miscellaneous income	150	150

Total income	2,378	1,024

Share of income from operating limited partnerships	145,770	—

Expenses
Professional fees	19,145	19,479
Partnership management fee	12,500	60,888
General and administrative expenses	20,706	16,860

	52,351	97,227

NET INCOME (LOSS)	$95,797	$(96,203)

Net income (loss) allocated to general partner	$958	$(962)

Net income (loss) allocated to limited partners	$94,839	$(95,241)

Net income (loss) per BAC	$0.07	$(0.07)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 2
	2008	2007
Income
Interest income	$6,403	$9,360
Miscellaneous income	150	—

Total income	6,553	9,360

Share of income from operating limited partnerships	—	833,744

Expenses
Professional fees	16,572	15,680
Partnership management fee	48,657	49,539
General and administrative expenses	17,283	13,387

	82,512	78,606

NET INCOME (LOSS)	$(75,959)	$764,498

Net income (loss) allocated to general partner	$(760)	$7,645

Net income (loss) allocated to limited partners	$(75,199)	$756,853

Net income (loss) per BAC	$(0.09)	$0.91

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 3
	2008	2007
Income
Interest income	$5,041	$2,907
Miscellaneous income	1,544	2,181

Total income	6,585	5,088

Share of income from operating limited partnerships	31,292	319,161

Expenses
Professional fees	22,409	24,158
Partnership management fee	58,521	68,722
General and administrative expenses	34,531	28,496

	115,461	121,376

NET INCOME (LOSS)	$(77,584)	$202,873

Net income (loss) allocated to general partner	$(776)	$2,029

Net income (loss) allocated to limited partners	$(76,808)	$200,844

Net income (loss) per BAC	$(0.03)	$0.07

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 4
	2008	2007
Income
Interest income	$6,810	$7,737
Miscellaneous income	326	—

Total income	7,136	7,737

Share of income from operating limited partnerships	—	2,041,866

Expenses
Professional fees	21,826	22,673
Partnership management fee	49,373	(50,987)
General and administrative expenses	31,608	23,513

	102,807	(4,801)

NET INCOME (LOSS)	$(95,671)	$2,054,404

Net income (loss) allocated to general partner	$(957)	$20,544

Net income (loss) allocated to limited partners	$(94,714)	$2,033,860

Net income (loss) per BAC	$(0.03)	$0.68

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 5
	2008	2007
Income
Interest income	$14,152	$447
Miscellaneous income	150	—

Total income	14,302	447

Share of income from operating limited partnerships	913,000	—

Expenses
Professional fees	15,137	13,476
Partnership management fee	9,283	32,509
General and administrative expenses	14,141	10,577

	38,561	56,562

NET INCOME (LOSS)	$888,741	$(56,115)

Net income (loss) allocated to general partner	$8,887	$(561)

Net income (loss) allocated to limited partners	$879,854	$(55,554)

Net income (loss) per BAC	$1.80	$(0.11)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 6
	2008	2007
Income
Interest income	$39,115	$16,351
Miscellaneous income	—	8,080

Total income	39,115	24,431

Share of income from operating limited partnerships	—	2,864,353

Expenses
Professional fees	19,277	18,737
Partnership management fee	43,086	(8,724)
General and administrative expenses	19,928	15,174

	82,291	25,187

NET INCOME (LOSS)	$(43,176)	$2,863,597

Net income (loss) allocated to general partner	$(432)	$28,636

Net income (loss) allocated to limited partners	$(42,744)	$2,834,961

Net income (loss) per BAC	$(0.03)	$2.18

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2008 and 2007

Total	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$(9,465,977)	$(895,424)	$(10,361,401)

Distributions	(76,724)	—	(76,724)

Net income (loss)	5,675,723	57,331	5,733,054

Partners’ capital (deficit), March 31, 2007	$(3,866,978)	$(838,093)	$(4,705,071)

Net income (loss)	685,228	6,920	692,148

Partners’ capital (deficit), March 31, 2008	$(3,181,750)	$(831,173)	$(4,012,923)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 1	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$(2,337,011)	$(137,579)	$(2,474,590)

Distributions	—	—	—

Net income (loss)	(95,241)	(962)	(96,203)

Partners’ capital (deficit), March 31, 2007	$(2,432,252)	$(138,541)	$(2,570,793)

Net income (loss)	94,839	958	95,797

Partners’ capital (deficit), March 31, 2008	$(2,337,413)	$(137,583)	$(2,474,996)

Series 2	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$(547,839)	$(72,665)	$(620,504)

Distributions	—	—	—

Net income (loss)	756,853	7,645	764,498

Partners’ capital (deficit), March 31, 2007	$209,014	$(65,020)	$143,994

Net income (loss)	(75,199)	(760)	(75,959)

Partners’ capital (deficit), March 31, 2008	$133,815	$(65,780)	$68,035

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 3	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$(2,490,475)	$(260,326)	$(2,750,801)

Distributions	—	—	—

Net income (loss)	200,844	2,029	202,873

Partners’ capital (deficit), March 31, 2007	$(2,289,631)	$(258,297)	$(2,547,928)

Net income (loss)	(76,808)	(776)	(77,584)

Partners’ capital (deficit), March 31, 2008	$(2,366,439)	$(259,073)	$(2,625,512)

Series 4	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$(2,323,796)	$(274,142)	$(2,597,938)

Distributions	—	—	—

Net income (loss)	2,033,860	20,544	2,054,404

Partners’ capital (deficit), March 31, 2007	$(289,936)	$(253,598)	$(543,534)

Net income (loss)	(94,714)	(957)	(95,671)

Partners’ capital (deficit), March 31, 2008	$(384,650)	$(254,555)	$(639,205)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 5	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$(324,844)	$(45,453)	$(370,297)

Distributions	—	—	—

Net income (loss)	(55,554)	(561)	(56,115)

Partners’ capital (deficit), March 31, 2007	$(380,398)	$(46,014)	$(426,412)

Net income (loss)	879,854	8,887	888,741

Partners’ capital (deficit), March 31, 2008	$499,456	$(37,127)	$462,329

Series 6	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$(1,442,012)	$(105,259)	$(1,547,271)

Distributions	(76,724)	—	(76,724)

Net income (loss)	2,834,961	28,636	2,863,597

Partners’ capital (deficit), March 31, 2007	$1,316,225	$(76,623)	$1,239,602

Net income (loss)	(42,744)	(432)	(43,176)

Partners’ capital (deficit), March 31, 2008	$1,273,481	$(77,055)	$1,196,426

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS

Years ended March 31, 2008 and 2007

	Total
	2008	2007
Cash flows from operating activities
Net income (loss)	$692,148	$5,733,054
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(1,090,062)	(6,059,124)
Other assets	—	—
Accounts payable and accrued expenses	(214)	2,500
Accounts payable - affiliates	(852,866)	(4,069,939)

Net cash used in operating activities	(1,250,994)	(4,393,509)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,506,142	5,643,044

Net cash provided by investing activities	1,506,142	5,643,044

Cash flows from financing activities
Distributions	—	(76,724)

Net cash used in financing activities	—	(76,724)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	255,148	1,172,811

Cash and cash equivalents, beginning	1,764,394	591,583

Cash and cash equivalents, end	$2,019,542	$1,764,394

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 1
	2008	2007
Cash flows from operating activities
Net income (loss)	$95,797	$(96,203)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(145,770)	—
Other assets	—	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	(53,474)	74,563

Net cash used in operating activities	(103,066)	(21,640)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	145,770	—

Net cash provided by investing activities	145,770	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	42,704	(21,640)

Cash and cash equivalents, beginning	31,254	52,894

Cash and cash equivalents, end	$73,958	$31,254

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 2
	2008	2007
Cash flows from operating activities
Net income (loss)	$(75,959)	$764,498
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	—	(833,744)
Other assets	—	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	(193,420)	(589,098)

Net cash used in operating activities	(268,998)	(658,344)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	833,744

Net cash provided by investing activities	—	833,744

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(268,998)	175,400

Cash and cash equivalents, beginning	337,414	162,014

Cash and cash equivalents, end	$68,416	$337,414

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 3
	2008	2007
Cash flows from operating activities
Net income (loss)	$(77,584)	$202,873
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(31,292)	(319,161)
Other assets	—	—
Accounts payable and accrued expenses	(2,119)	2,500
Accounts payable - affiliates	9,904	(259,655)

Net cash used in operating activities	(101,091)	(373,443)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	31,292	319,161

Net cash provided by investing activities	31,292	319,161

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(69,799)	(54,282)

Cash and cash equivalents, beginning	169,122	223,404

Cash and cash equivalents, end	$99,323	$169,122

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 4
	2008	2007
Cash flows from operating activities
Net income (loss)	$(95,671)	$2,054,404
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating partnerships	—	(2,041,866)
Other assets	—	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	(141,172)	(1,700,571)

Net cash used in operating activities	(236,462)	(1,688,033)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	2,041,866

Net cash provided by investing activities	—	2,041,866

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(236,462)	353,833

Cash and cash equivalents, beginning	354,790	957

Cash and cash equivalents, end	$118,328	$354,790

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 5
	2008	2007
Cash flows from operating activities
Net income (loss)	$888,741	$(56,115)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating partnerships	(913,000)	—
Other assets	—	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	(439,048)	36,100

Net cash used in operating activities	(462,926)	(20,015)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	913,000	—

Net cash provided by investing activities	913,000	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	450,074	(20,015)

Cash and cash equivalents, beginning	12,636	32,651

Cash and cash equivalents, end	$462,710	$12,636

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 6
	2008	2007
Cash flows from operating activities
Net income (loss)	$(43,176)	$2,863,597
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	—	(2,864,353)
Other assets	—	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	(35,656)	(1,631,278)

Net cash used in operating activities	(78,451)	(1,632,034)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	416,080	2,448,273

Net cash provided by investing activities	416,080	2,448,273

Cash flows from financing activities
Distributions	—	(76,724)

Net cash used in financing activities	—	(76,724)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	337,629	739,515

Cash and cash equivalents, beginning	859,178	119,663

Cash and cash equivalents, end	$1,196,807	$859,178

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 and 2007

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

investment and its advances to operating limited partnerships.  Unrecognized losses will be suspended and offset against future individual operating limited partnership income.

Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables.  Accordingly, the partnership recorded a valuation allowance as follows

	2008	2007

Series 1	$—	$—
Series 2	239,540	239,540
Series 3	—	—
Series 4	—	—
Series 5	116,494	139,157
Series 6	—	—

Total	$356,034	$378,697

A loss in value of an investment in an operating limited partnership other than a temporary decline is recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the partnership and the estimated residual value of the investment.  No impairment loss has been recognized for the years ended March 2008 and 2007.

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash Equivalents

Cash equivalents include repurchase agreements and money market accounts having original maturities at date of acquisition of three months or less.  The carrying amounts approximate fair value because of the short maturity of these instruments

Income Taxes

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Loss per Beneficial Assignee Certificate

Net loss per beneficial assignee certificate is calculated based upon the number of units outstanding.  The number of units outstanding in each series for each of the three years in the period ended March 31, 2008 is as follows:

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

Plan of Liquidation and Dissolution

On April 27, 2007, BAC Holders approved a Plan of Liquidation and Dissolution for the Partnership, (the “Plan”).  Pursuant to the Plan, the general partner may, without further action by the BAC Holders, sell the remaining assets held by the partnership.  It is anticipated that sale of all the apartment complexes will be completed sometime in 2011.   However, because of numerous uncertainties, the liquidation may take longer or shorter than expected, and the final liquidating distribution may occur months after all of the apartment complexes have been sold. Because the liquidation of the partnership was not imminent, as of March 31, 2008, the financial statements are presented assuming the partnership will continue as a going concern.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2008 and 2007, the partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership, as follows:

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The annual partnership management fee charged to operations during the years ended March 31, 2008 and 2007 is as follows:

	2008	2007

Series 1	$39,275	$66,148
Series 2	51,720	55,510
Series 3	74,904	83,084
Series 4	54,192	71,678
Series 5	24,909	33,167
Series 6	43,536	59,816

	$288,536	$369,403

The reporting fees paid by the operating limited partnerships for the years ended March 31, 2008 and 2007 is as follows:

	2008	2007

Series 1	$26,775	$5,260
Series 2	3,063	5,971
Series 3	16,383	14,362
Series 4	4,819	122,665
Series 5	15,626	658
Series 6	450	68,540

	$67,116	$217,456

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The partnership management fees paid for the years ended March 31, 2008 and 2007 are as follows:

	2008	2007
Series 1	$100,000	$—
Series 2	101,669	648,439
Series 3	65,000	355,327
Series 4	150,000	1,725,842
Series 5	461,024	—
Series 6	79,192	1,644,793
	$956,885	$4,374,401

An affiliate of the general partner of the partnership advanced funds to pay some operating expenses of the partnership, and to make advances and/or loans to operating limited partnerships. These advances are included in Accounts payable-affiliates. The total advances from the affiliate of the general partner to the operating limited partnerships for the year ended March 31, 2008 and 2007 are as follows:

	2008	2007
Series 1	$144,161	$136,910
Series 2	—	143,471
Series 3	473,703	473,703
Series 4	204,501	249,865
Series 5	—	2,933
	$822,365	$1,006,882

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership’s interests in operating limited partnerships.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership were charged to each series’ operations for the years ended March 31, 2008 and 2007 as follows:

	2008	2007

Series 1	$9,068	$8,414
Series 2	8,054	7,158
Series 3	12,807	12,589
Series 4	11,551	10,983
Series 5	7,149	6,201
Series 6	8,757	8,027

	$57,386	$53,372

Accounts payable - affiliates at March 31, 2008 and 2007 represents general and administrative expenses, partnership management fees, and may include advances which are noninterest bearing and payable to Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.  The carrying value of the accounts payable - affiliates approximates fair value.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2008 and 2007, the partnership has limited partnership interests in operating limited partnerships, which own apartment complexes.  The number of operating limited partnerships in which the partnership has limited partnership interests at March 31, 2008 and 2007 by series is as follows:

	2008	2007

Series 1	5	8
Series 2	5	5
Series 3	15	16
Series 4	8	8
Series 5	3	4
Series 6	7	7
Total	43	48

During the year end March 31, 2008 the partnership disposed of five of the operating limited partnerships and received proceeds from an operating partnership disposed of in the prior year. A summary of the dispositions by Series for March 31, 2008 is as follows:

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition *	Gain/(Loss) on Disposition
Series 1	2	1	$145,770	$145,770
Series 2	—	—	—	—
Series 3	1	—	31,292	31,292
Series 4	—	—	—	—
Series 5	1	—	913,000	913,000
Series 6	—	—	416,080	—
Total	4	1	$1,506,142	$1,090,062

* Partnership proceeds from disposition includes the following amount recorded as receivable at March 31, 2007,  $416,080 for Series 6.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

The partnership’s investments in operating limited partnerships at March 31, 2008 are summarized as follows:

Total

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$18,280,214

Acquisition costs of operating limited partnerships	1,948,233

Syndication costs from operating limited partnerships	—

Cumulative distributions from operating limited partnerships	(24,185)

Cumulative impairment loss in investments in operating limited partnerships	(2,745,083)

Cumulative losses from operating limited partnerships	(17,459,179)

Investments in operating limited partnerships per balance sheets	—

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2008 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2007 (see note A).	26,549

The partnership has recorded acquisition costs at March 31, 2008, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	410,365

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	94,256

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(20,800,715)

Cumulative impairment loss in investments in operating limited partnerships	2,745,083

Other	214,142

Equity per operating limited partnerships’ combined financial statements	$(17,310,320)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

The partnership’s investments in operating limited partnerships at March 31, 2008 are summarized as follows:

	Series 1	Series 2	Series 3

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$1,143,771	$4,216,927	$3,659,369

Acquisition costs of operating limited partnerships	143,937	679,929	475,403

Syndication costs from operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	(6,246)	(5,730)

Cumulative impairment loss in investments in operating limited partnerships	—	(876,844)	(962,490)

Cumulative losses from operating limited partnerships	(1,287,708)	(4,013,766)	(3,166,552)

Investments in operating limited partnerships per balance sheets	—	—	—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

	Series 1	Series 2	Series 3

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2008, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2007 (see note A).	—	26,549	—

The partnership has recorded acquisition costs at March 31, 2008, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(109)	36,011	3,470

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	—	—	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	31,815	33,681	3,186

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,918,920)	(4,247,854)	(5,714,222)

Cumulative impairment loss in investments in operating limited partnerships	—	876,844	962,490

Other	145,496	(172,587)	269,746

Equity per operating limited partnerships’ combined financial statements	$(2,741,718)	$(3,447,356)	$(4,475,330)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

The partnership’s investments in operating limited partnerships at March 31, 2008 are summarized as follows:

	Series 4	Series 5	Series 6

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$4,801,929	$1,734,813	$2,723,405

Acquisition costs of operating limited partnerships	255,037	303,261	90,666

Syndication costs from operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(12,209)	—	—

Cumulative impairment loss in investments in operating limited partnerships	(656,677)	(249,072)	—

Cumulative losses from operating limited partnerships	(4,388,080)	(1,789,002)	(2,814,071)

Investments in operating limited partnerships per balance sheets	—	—	—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

	Series 4	Series 5	Series 6

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2008, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2007 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2008, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(4,729)	7,414	368,308

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	—	—	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	25,574

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,284,643)	(1,830,093)	(2,804,983)

Cumulative impairment loss in investments in operating limited partnerships	656,677	249,072	—

Other	55,506	(151,946)	67,927

Equity per operating limited partnerships’ combined financial statements	$(2,577,189)	$(1,725,553)	$(2,343,174)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

The partnership’s investments in operating limited partnerships at March 31, 2007 are summarized as follows:

Total

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$21,211,671

Acquisition costs of operating limited partnerships	2,247,609

Syndication costs from operating limited partnerships	—

Cumulative distributions from operating limited partnerships	(24,185)

Cumulative impairment loss in investments in operating limited partnerships	(3,261,686)

Cumulative losses from operating limited partnerships	(20,173,409)

Investments in operating limited partnerships per balance sheets	—

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see Note A).	26,549

The partnership has recorded acquisition costs at March 31, 2007, which have not been accounted for in the net assets of the operating limited partnerships (see Note A).	410,018

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see Note A).	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see Note A).	94,256

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (See Note A).	(21,838,963)

Cumulative impairment loss in investments in operating limited partnerships	3,261,686

Other	334,834

Equity per operating limited partnerships’ combined financial statements	$(17,711,620)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

The partnership’s investments in operating limited partnerships at March 31, 2007 are summarized as follows:

	Series 1	Series 2	Series 3

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$2,692,800	$4,216,927	$3,859,766

Acquisition costs of operating limited partnerships	231,039	679,929	481,049

Syndication costs from operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	(6,246)	(5,730)

Cumulative impairment loss in investments in operating limited partnerships	—	(876,844)	(962,490)

Cumulative losses from operating limited partnerships	(2,923,839)	(4,013,766)	(3,372,595)

Investments in operating limited partnerships per balance sheets	—	—	—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

	Series 1	Series 2	Series 3
The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A).	—	26,549	—

The partnership has recorded acquisition costs at March 31, 2007, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(457)	36,011	3,471

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	—	—	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	31,815	33,681	3,186

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,813,124)	(3,864,384)	(5,900,973)

Cumulative impairment loss in investments in operating limited partnerships	—	876,844	962,490

Other	237,489	(172,587)	280,033

Equity per operating limited partnerships’ combined financial statements	$(4,544,277)	$(3,063,886)	$(4,651,793)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

The partnership’s investments in operating limited partnerships at March 31, 2007 are summarized as follows:

	Series 4	Series 5	Series 6

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$4,801,930	$2,916,843	$2,723,405

Acquisition costs of operating limited partnerships	255,037	509,889	90,666

Syndication costs from operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(12,209)	—	—

Cumulative impairment loss in investments in operating limited partnerships	(656,677)	(765,675)	—

Cumulative losses from operating limited partnerships	(4,388,081)	(2,661,057)	(2,814,071)

Investments in operating limited partnerships per balance sheets	—	—	—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

	Series 4	Series 5	Series 6

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2007, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(4,729)	7,414	368,308

The partnership has recorded a share of losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital accounts as of December 31, 1998 due to different year ends (see note A).	—	—	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	25,574

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,022,312)	(1,720,778)	(2,517,392)

Cumulative impairment loss in investments in operating limited partnerships	656,677	765,675	—

Other	55,506	(133,534)	67,927

Equity per operating limited partnerships’ combined financial statements	$(2,314,858)	$(1,081,223)	$(2,055,583)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

The combined summarized balance sheets of the operating limited partnerships at December 31, 2007 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 1	Series 2	Series 3
ASSETS

Buildings and improvements, net of accumulated depreciation	$50,364,669	$1,842,299	$14,000,874	$10,675,486
Land	4,022,085	238,600	706,828	1,394,300
Other assets	5,393,869	568,966	1,145,502	1,563,043

	$59,780,623	$2,649,865	$15,853,204	$13,632,829

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$75,716,543	$4,920,079	$20,027,704	$17,578,396
Accounts payable and accrued expenses	3,666,923	67,848	111,626	175,874
Other liabilities	9,093,360	257,819	2,687,023	1,063,975

	88,476,826	5,245,746	22,826,353	18,818,245
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(17,310,320)	(2,741,718)	(3,447,356)	(4,475,330)
Other partners	(11,385,883)	145,837	(3,525,793)	(710,086)

	(28,696,203)	(2,595,881)	(6,973,149)	(5,185,416)

	$59,780,623	$2,649,865	$15,853,204	$13,632,829

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

The combined summarized balance sheets of the operating limited partnerships at December 31, 2007 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 4	Series 5	Series 6
ASSETS

Buildings and improvements, net of accumulated depreciation	$6,364,408	$10,846,273	$6,635,329
Land	632,208	494,705	555,444
Other assets	1,092,047	225,771	798,540

	$8,088,663	$11,566,749	$7,989,313

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$9,245,145	$15,900,657	$8,044,562
Accounts payable and accrued expenses	308,473	97,869	2,905,233
Other liabilities	1,650,122	2,748,562	685,859

	11,203,740	18,747,088	11,635,654
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(2,577,189)	(1,725,553)	(2,343,174)
Other partners	(537,888)	(5,454,786)	(1,303,167)

	(3,115,077)	(7,180,339)	(3,646,341)

	$8,088,663	$11,566,749	$7,989,313

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

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

March 31, 2008 and 2007

The combined summarized balance sheets of the operating limited partnerships at December 31, 2006 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2007 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 1	Series 2	Series 3
Revenue
Rental	$11,810,288	$842,485	$2,295,472	$3,324,325
Interest and other	459,647	28,943	119,746	81,367

	12,269,935	871,428	2,415,218	3,405,692
Expenses
Interest	2,953,983	108,695	827,487	343,169
Depreciation and amortization	2,965,051	221,226	518,252	822,315
Taxes and insurance	1,552,668	171,654	204,031	605,433
Repairs and maintenance	3,222,262	164,703	905,579	855,715
Operating expenses	4,598,915	359,821	956,791	1,137,664
Other expenses	247,018	—	70,602	83,421
Impairment loss	—	—	—	—

	15,539,897	1,026,099	3,482,742	3,847,717

NET LOSS	$(3,269,962)	$(154,671)	$(1,067,524)	$(442,025)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(1,549,628)	$(151,112)	$(383,470)	$(348,834)

Net loss allocated to other partners	$(1,720,334)	$(3,559)	$(684,054)	$(93,191)

*  Amounts include $151,112, $383,470, $348,834, $265,076, $113,545, and $287,591 for  Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2007 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 4	Series 5	Series 6
Revenue
Rental	$2,174,637	$1,649,238	$1,524,131
Interest and other	57,000	99,716	72,875

	2,231,637	1,748,954	1,597,006
Expenses
Interest	607,733	665,967	400,932
Depreciation and amortization	578,574	394,682	430,002
Taxes and insurance	224,054	114,305	233,191
Repairs and maintenance	293,577	699,446	303,242
Operating expenses	740,085	761,717	642,837
Other expenses	83,195	3,500	6,300
Impairment loss	—	—	—

	2,527,218	2,639,617	2,016,504

NET LOSS	$(295,581)	$(890,663)	$(419,498)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(265,076)	$(113,545)	$(287,591)

Net loss allocated to other partners	$(30,505)	$(777,118)	$(131,907)

*  Amounts include $151,112, $383,470, $348,834, $265,076, $113,545, and $287,591 for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

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

March 31, 2008 and 2007

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

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

March 31, 2008 and 2007

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME

                  TAX RETURN

The partnership’s net income (loss) for financial reporting and income (loss) for income tax return purposes for the year ended March 31, 2008 is reconciled as follows:

	Total	Series 1	Series 2	Series 3
Net income (loss) for financial reporting purposes	$692,148	$95,797	$(75,959)	$(77,584)

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	(360,137)	1,648	(53,873)	(114,183)
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,549,628)	(151,112)	(383,470)	(348,834)
Other	318,986	(127,919)	99,107	125,583
Related party expenses	76,664	2,024	45,205	5,665

Impairment loss not recognized for tax purposes	—	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	2,449,109	2,606,222	70,139	566,452

Accrued partnership management fees not deductible for tax purposes until paid	(668,349)	(60,725)	(49,949)	9,904

Income (loss) for income tax return purposes, year ended December 31, 2007	$958,793	$2,365,935	$(348,800)	$167,003

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

The partnership’s net income (loss) for financial reporting and income (loss) for income tax return purposes for the year ended March 31, 2008 is reconciled as follows:

	Series 4	Series 5	Series 6

Net income (loss) for financial reporting purposes	$(95,671)	$888,741	$(43,176)

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	(8,640)	(134,290)	(50,799)
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(265,076)	(113,545)	(287,591)
Other	129,265	117,260	(24,310)
Related party expenses	15	23,753	2

Impairment loss not recognized for tax purposes	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(13,665)	(779,449)	(590)

Accrued partnership management fees not deductible for tax purposes until paid	(95,808)	(436,115)	(35,656)

Income (loss) for income tax return purposes, year ended December 31, 2007	$(349,580)	$(433,645)	$(442,120)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

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

March 31, 2008 and 2007

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2008 are as follows:

	Total	Series 1	Series 2	Series 3

Investments in operating limited partnerships - tax return December 31, 2007	$(19,311,469)	$(2,724,550)	$(3,414,036)	$(5,746,986)

Add back losses not recognized under the equity method	20,800,715	2,918,920	4,247,854	5,714,222

Historic tax credits	—	—	—	—

Less share of loss - three months ended March 31, 2008	—	—	—	—

Impairment loss not recognized for tax purposes	—	—	—	—

Impairment loss in investments in operating limited partnerships	(2,745,083)	—	(876,844)	(962,490)

Other	1,255,837	(194,370)	43,026	995,254

Investments in operating limited partnerships - as reported	$—	$—	$—	$—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2008, are as follows:

	Series 4	Series 5	Series 6

Investments in operating limited partnerships - tax return December 31, 2007	$(2,502,187)	$(1,359,069)	$(3,564,641)

Add back losses not recognized under the equity method	3,284,643	1,830,093	2,804,983

Historic tax credits		—	—

Less share of loss - three months ended March 31, 2008	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Impairment loss in investments in operating limited partnerships	(656,677)	(249,072)	—

Other	(125,779)	(221,952)	759,658

Investments in operating limited partnerships - as reported	$—	$—	$—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2007 are as follows:

	Total	Series 1	Series 2	Series 3

Investments in operating limited partnerships - tax return December 31, 2006	$(20,112,242)	$(4,967,264)	$(3,177,073)	$(5,934,173)

Add back losses not recognized under the equity method	21,838,963	4,813,124	3,864,384	5,900,973

Historic tax credits	—	—	—	—

Less share of loss - three months ended March 31, 2007	—	—	—	—

Impairment loss not recognized for tax purposes	—	—	—	—

Impairment loss in investments in operating limited partnerships	(3,261,686)	—	(876,844)	(962,490)

Other	1,534,965	154,140	189,533	995,690

Investments in operating limited partnerships - as reported	$—	$—	$—	$—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2007 are as follows:

	Series 4	Series 5	Series 6

Investments in operating limited partnerships - tax return December 31, 2006	$(2,356,596)	$(499,193)	$(3,177,943)

Add back losses not recognized under the equity method	3,022,312	1,720,778	2,517,392

Historic tax credits	—	—	—

Less share of loss - three months ended March 31, 2007	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Impairment loss in investments in operating limited partnerships	(656,677)	(765,675)	—

Other	(9,039)	(455,910)	660,551

Investments in operating limited partnerships - as reported	$—	$—	$—

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - SUBSEQUENT EVENTS

Subsequent to March 31, 2008, the Partnership has entered into agreements to either sell or transfer interests in ten Operating Partnerships.  The estimated sales prices and other terms for the disposition of the Operating Partnerships have been determined.  The estimated proceeds to be received for these ten Operating Partnerships’ is $1,457,245. The estimated gain on sales of the Operating Partnerships is $1,276,413 and are expected to be recognized in the second, third, or fourth quarter of 2008.

NOTE F - CASH EQUIVALENTS

Cash equivalents of $1,650,000 as of March 31, 2007 include a repurchase agreement for securities to resell on April 1, 2007 with interest rate of 3%  per annum.

NOTE G - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) or the Securities Investor Protection Corporation (SIPC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Fund has not experienced any losses with respect to it balances in excess of FDIC or SIPC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2008.