Form 10-K, Exhibit 13
period 2009-03-31
BOSTON CAPITAL TAX CREDIT FUND LTD PARTNERSHIP
filed 2009-07-07
CIK 835095

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND

LIMITED PARTNERSHIP -

SERIES 1 THROUGH SERIES 6

MARCH 31, 2009 AND 2008

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

To the Partners

Boston Capital Tax Credit Fund

Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6, in total and for each series, as of March 31, 2009 and 2008, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2009. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6, in total and for each series, as of March 31, 2009 and 2008, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.
REZNICK GROUP, P.C.

Bethesda, Maryland

June 30, 2009

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS

March 31, 2009 and 2008

	Total
	2009	2008
ASSETS

ASSETS
Cash and cash equivalents	$3,297,198	$2,019,542
Other assets	—	206

	$3,297,198	$2,019,748

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$1,616	$2,286
Accounts payable - affiliates	6,176,975	6,030,385
	6,178,591	6,032,671

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 9,800,600 issued to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 9,800,600 issued and outstanding at March 31, 2009 and 2008	(2,061,821)	(3,181,750)
General partner	(819,572)	(831,173)

	(2,881,393)	(4,012,923)

	$3,297,198	$2,019,748

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 1
	2009	2008
ASSETS

ASSETS
Cash and cash equivalents	$53,723	$73,958
Other assets	—	—

	$53,723	$73,958

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	2,578,218	2,548,573
	2,578,218	2,548,954

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,299,900 issued to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,299,900 issued and outstanding at March 31, 2009 and 2008	(2,386,417)	(2,337,413)
General partner	(138,078)	(137,583)

	(2,524,495)	(2,474,996)

	$53,723	$73,958

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 2
	2009	2008
ASSETS

ASSETS
Cash and cash equivalents	$1,108,583	$68,416
Other assets	—	—

	$1,108,583	$68,416

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	—	—
	—	381

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 830,300 issued to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 830,300 issued and outstanding at March 31, 2009 and 2008	1,163,709	133,815
General partner	(55,126)	(65,780)

	1,108,583	68,035

	$1,108,583	$68,416

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 3
	2009	2008
ASSETS

ASSETS
Cash and cash equivalents	$140,154	$99,323
Other assets	—	—

	$140,154	$99,323

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	2,792,582	2,724,454
	2,792,582	2,724,835

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,882,200 issued to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,882,200 issued and outstanding at March 31, 2009 and 2008	(2,393,086)	(2,366,439)
General partner	(259,342)	(259,073)

	(2,652,428)	(2,625,512)

	$140,154	$99,323

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 4
	2009	2008
ASSETS

ASSETS
Cash and cash equivalents	$136,149	$118,328
Other assets	—	206

	$136,149	$118,534

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	806,175	757,358
	806,175	757,739

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,995,300 issued to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,995,300 issued and outstanding at March 31, 2009 and 2008	(415,163)	(384,650)
General partner	(254,863)	(254,555)

	(670,026)	(639,205)

	$136,149	$118,534

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 5
	2009	2008
ASSETS

ASSETS
Cash and cash equivalents	$502,872	$462,710
Other assets	—	—

	$502,872	$462,710

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	—	—
	—	381

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 489,900 issued to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 489,900 issued and outstanding at March 31, 2009 and 2008	539,557	499,456
General partner	(36,685)	(37,127)

	502,872	462,329

	$502,872	$462,710

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 6
	2009	2008
ASSETS

ASSETS
Cash and cash equivalents	$1,355,717	$1,196,807
Other assets	—	—

	$1,355,717	$1,196,807

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$1,616	$381
Accounts payable - affiliates	—	—
	1,616	381

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,303,000 issued to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,303,000 issued and outstanding at March 31, 2009 and 2008	1,429,579	1,273,481
General partner	(75,478)	(77,055)

	1,354,101	1,196,426

	$1,355,717	$1,196,807

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS

Years Ended March 31, 2009 and 2008

	Total
	2009	2008
Income
Interest income	$34,515	$73,749
Miscellaneous income	50,018	2,320

Total income	84,533	76,069

Share of income from operating limited partnerships	1,364,230	1,090,062

Expenses
Professional fees	104,187	114,366
Partnership management fee	91,029	221,420
General and administrative expenses	93,499	138,197

	288,715	473,983

NET INCOME (LOSS)	$1,160,048	$692,148

Net income (loss) allocated to general partner	$11,601	$6,920

Net income (loss) allocated to limited partners	$1,148,447	$685,228

Net income (loss) per BAC	$0.12	$0.07

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2009 and 2008

	Series 1
	2009	2008
Income
Interest income	$934	$2,228
Miscellaneous income	—	150

Total income	934	2,378

Share of income from operating limited partnerships	—	145,770

Expenses
Professional fees	16,915	19,145
Partnership management fee	19,647	12,500
General and administrative expenses	13,871	20,706

	50,433	52,351

NET INCOME (LOSS)	$(49,499)	$95,797

Net income (loss) allocated to general partner	$(495)	$958

Net income (loss) allocated to limited partners	$(49,004)	$94,839

Net income (loss) per BAC	$(0.04)	$0.07

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2009 and 2008

	Series 2
	2009	2008
Income
Interest income	$7,477	$6,403
Miscellaneous income	—	150

Total income	7,477	6,553

Share of income from operating limited partnerships	1,066,415	—

Expenses
Professional fees	14,331	16,572
Partnership management fee	(17,185)	48,657
General and administrative expenses	11,362	17,283

	8,508	82,512

NET INCOME (LOSS)	$1,065,384	$(75,959)

Net income (loss) allocated to general partner	$10,654	$(760)

Net income (loss) allocated to limited partners	$1,054,730	$(75,199)

Net income (loss) per BAC	$1.27	$(0.09)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2009 and 2008

	Series 3
	2009	2008
Income
Interest income	$1,483	$5,041
Miscellaneous income	37,076	1,544

Total income	38,559	6,585

Share of income from operating limited partnerships	44,602	31,292

Expenses
Professional fees	22,006	22,409
Partnership management fee	63,761	58,521
General and administrative expenses	24,310	34,531

	110,077	115,461

NET INCOME (LOSS)	$(26,916)	$(77,584)

Net income (loss) allocated to general partner	$(269)	$(776)

Net income (loss) allocated to limited partners	$(26,647)	$(76,808)

Net income (loss) per BAC	$(0.01)	$(0.03)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2009 and 2008

	Series 4
	2009	2008
Income
Interest income	$1,600	$6,810
Miscellaneous income	12,942	326

Total income	14,542	7,136

Share of income from operating limited partnerships	40,978	—

Expenses
Professional fees	20,888	21,826
Partnership management fee	43,303	49,373
General and administrative expenses	22,150	31,608

	86,341	102,807

NET INCOME (LOSS)	$(30,821)	$(95,671)

Net income (loss) allocated to general partner	$(308)	$(957)

Net income (loss) allocated to limited partners	$(30,513)	$(94,714)

Net income (loss) per BAC	$(0.01)	$(0.03)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2009 and 2008

	Series 5
	2009	2008
Income
Interest income	$6,429	$14,152
Miscellaneous income	—	150

Total income	6,429	14,302

Share of income from operating limited partnerships	67,673	913,000

Expenses
Professional fees	12,782	15,137
Partnership management fee	8,048	9,283
General and administrative expenses	9,047	14,141

	29,877	38,561

NET INCOME (LOSS)	$44,225	$888,741

Net income (loss) allocated to general partner	$442	$8,887

Net income (loss) allocated to limited partners	$43,783	$879,854

Net income (loss) per BAC	$0.09	$1.80

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2009 and 2008

	Series 6

	2009	2008
Income
Interest income	$16,592	$39,115
Miscellaneous income	—	—

Total income	16,592	39,115

Share of income from operating limited partnerships	144,562	—

Expenses
Professional fees	17,265	19,277
Partnership management fee	(26,545)	43,086
General and administrative expenses	12,759	19,928

	3,479	82,291

NET INCOME (LOSS)	$157,675	$(43,176)

Net income (loss) allocated to general partner	$1,577	$(432)

Net income (loss) allocated to limited partners	$156,098	$(42,744)

Net income (loss) per BAC	$0.12	$(0.03)

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years Ended March 31, 2009 and 2008

Total	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2007	$(3,866,978)	$(838,093)	$(4,705,071)

Net income (loss)	685,228	6,920	692,148

Partners’ capital (deficit), March 31, 2008	$(3,181,750)	$(831,173)	$(4,012,923)

Distributions	(28,518)	—	(28,518)

Net income (loss)	1,148,447	11,601	1,160,048

Partners’ capital (deficit), March 31, 2009	$(2,061,821)	$(819,572)	$(2,881,393)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years Ended March 31, 2009 and 2008

Series 1	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2007	$(2,432,252)	$(138,541)	$(2,570,793)

Net income (loss)	94,839	958	95,797

Partners’ capital (deficit), March 31, 2008	$(2,337,413)	$(137,583)	$(2,474,996)

Distributions	—	—	—

Net income (loss)	(49,004)	(495)	(49,499)

Partners’ capital (deficit), March 31, 2009	$(2,386,417)	$(138,078)	$(2,524,495)

Series 2	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2007	$209,014	$(65,020)	$143,994

Net income (loss)	(75,199)	(760)	(75,959)

Partners’ capital (deficit), March 31, 2008	$133,815	$(65,780)	$68,035

Distributions	(24,836)	—	(24,836)

Net income (loss)	1,054,730	10,654	1,065,384

Partners’ capital (deficit), March 31, 2009	$1,163,709	$(55,126)	$1,108,583

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years Ended March 31, 2009 and 2008

Series 3	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2007	$(2,289,631)	$(258,297)	$(2,547,928)

Net income (loss)	(76,808)	(776)	(77,584)

Partners’ capital (deficit), March 31, 2008	$(2,366,439)	$(259,073)	$(2,625,512)

Distributions	—	—	—

Net income (loss)	(26,647)	(269)	(26,916)

Partners’ capital (deficit), March 31, 2009	$(2,393,086)	$(259,342)	$(2,652,428)

Series 4	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2007	$(289,936)	$(253,598)	$(543,534)

Net income (loss)	(94,714)	(957)	(95,671)

Partners’ capital (deficit), March 31, 2008	$(384,650)	$(254,555)	$(639,205)

Distributions	—	—	—

Net income (loss)	(30,513)	(308)	(30,821)

Partners’ capital (deficit), March 31, 2009	$(415,163)	$(254,863)	$(670,026)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years Ended March 31, 2009 and 2008

Series 5	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2007	$(380,398)	$(46,014)	$(426,412)

Net income (loss)	879,854	8,887	888,741

Partners’ capital (deficit), March 31, 2008	$499,456	$(37,127)	$462,329

Distributions	(3,682)	—	(3,682)

Net income (loss)	43,783	442	44,225

Partners’ capital (deficit), March 31, 2009	$539,557	$(36,685)	$502,872

Series 6	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2007	$1,316,225	$(76,623)	$1,239,602

Net income (loss)	(42,744)	(432)	(43,176)

Partners’ capital (deficit), March 31, 2008	$1,273,481	$(77,055)	$1,196,426

Distributions	—	—	—

Net income (loss)	156,098	1,577	157,675

Partners’ capital (deficit), March 31, 2009	$1,429,579	$(75,478)	$1,354,101

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS

Years Ended March 31, 2009 and 2008

	Total
	2009	2008
Cash flows from operating activities
Net income (loss)	$1,160,048	$692,148
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(1,364,230)	(1,090,062)
Other assets	206	—
Accounts payable and accrued expenses	(670)	(214)
Accounts payable - affiliates	146,590	(852,866)

Net cash provided by (used in) operating activities	(58,056)	(1,250,994)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,364,230	1,506,142

Net cash provided by investing activities	1,364,230	1,506,142

Cash flows from financing activities
Distributions	(28,518)	—

Net cash used in financing activities	(28,518)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,277,656	255,148

Cash and cash equivalents, beginning	2,019,542	1,764,394

Cash and cash equivalents, end	$3,297,198	$2,019,542

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2009 and 2008

	Series 1
	2009	2008
Cash flows from operating activities
Net income (loss)	$(49,499)	$95,797
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	—	(145,770)
Other assets	—	—
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	29,645	(53,474)

Net cash provided by (used in) operating activities	(20,235)	(103,066)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	145,770

Net cash provided by investing activities	—	145,770

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(20,235)	42,704

Cash and cash equivalents, beginning	73,958	31,254

Cash and cash equivalents, end	$53,723	$73,958

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2009 and 2008

	Series 2
	2009	2008
Cash flows from operating activities
Net income (loss)	$1,065,384	$(75,959)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(1,066,415)	—
Other assets	—	—
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	—	(193,420)

Net cash provided by (used in) operating activities	(1,412)	(268,998)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,066,415	—

Net cash provided by investing activities	1,066,415	—

Cash flows from financing activities
Distributions	(24,836)	—

Net cash used in financing activities	(24,836)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,040,167	(268,998)

Cash and cash equivalents, beginning	68,416	337,414

Cash and cash equivalents, end	$1,108,583	$68,416

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2009 and 2008

	Series 3
	2009	2008
Cash flows from operating activities
Net income (loss)	$(26,916)	$(77,584)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(44,602)	(31,292)
Other assets	—	—
Accounts payable and accrued expenses	(381)	(2,119)
Accounts payable - affiliates	68,128	9,904

Net cash provided by (used in) operating activities	(3,771)	(101,091)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	44,602	31,292

Net cash provided by investing activities	44,602	31,292

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	40,831	(69,799)

Cash and cash equivalents, beginning	99,323	169,122

Cash and cash equivalents, end	$140,154	$99,323

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2009 and 2008

	Series 4
	2009	2008
Cash flows from operating activities
Net income (loss)	$(30,821)	$(95,671)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating partnerships	(40,978)	—
Other assets	206	—
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	48,817	(141,172)

Net cash provided by (used in) operating activities	(23,157)	(236,462)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	40,978	—

Net cash provided by investing activities	40,978	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	17,821	(236,462)

Cash and cash equivalents, beginning	118,328	354,790

Cash and cash equivalents, end	$136,149	$118,328

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2009 and 2008

	Series 5
	2009	2008
Cash flows from operating activities
Net income (loss)	$44,225	$888,741
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating partnerships	(67,673)	(913,000)
Other assets	—	—
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	—	(439,048)

Net cash provided by (used in) operating activities	(23,829)	(462,926)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	67,673	913,000

Net cash provided by investing activities	67,673	913,000

Cash flows from financing activities
Distributions	(3,682)	—

Net cash used in financing activities	(3,682)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	40,162	450,074

Cash and cash equivalents, beginning	462,710	12,636

Cash and cash equivalents, end	$502,872	$462,710

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2009 and 2008

	Series 6
	2009	2008
Cash flows from operating activities
Net income (loss)	$157,675	$(43,176)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(144,562)	—
Other assets	—	—
Accounts payable and accrued expenses	1,235	381
Accounts payable - affiliates	—	(35,656)

Net cash provided by (used in) operating activities	14,348	(78,451)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	144,562	416,080

Net cash provided by investing activities	144,562	416,080

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	158,910	337,629

Cash and cash equivalents, beginning	1,196,807	859,178

Cash and cash equivalents, end	$1,355,717	$1,196,807

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

	2009	2008
Series 1	$—	$—
Series 2	209,299	239,540
Series 3	—	—
Series 4	—	—
Series 5	116,494	116,494
Series 6	—	—
	$325,793	$356,034

A loss in value of an investment in an operating limited partnership other than a temporary decline is recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the partnership and the estimated residual value of the investment.  No impairment loss has been recognized for the years ended March 2009 and 2008.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

Cash Equivalents

Cash equivalents include money market accounts having original maturities at date of acquisition of three months or less.  The carrying amounts approximate fair value because of the short maturity of these instruments.

Income Taxes

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the general partner and assignees individually.

In June 2006, the Financial Accounting Standards Board (`FASB”) issued Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are more-likely-than-not of being sustained upon examination by the applicable tax authority, based on the technical merits of the tax position, and then recognizing the tax benefit that is more-likely-than-not to be realized.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current reporting period.  As required, the Fund adopted FIN 48 effective April 1, 2007 and concluded that the effect is not material to its financial statements.  Accordingly, no cumulative effect adjustment related to the adoption of FIN 48 was recorded.

Fiscal Year

For financial reporting purposes the partnership uses a March 31 year end, whereas for income tax reporting purposes, the partnership uses a calendar year.  The operating limited partnerships use a calendar year for both financial and income tax reporting.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee certificate is calculated based upon the number of units outstanding.  The number of units outstanding in each series at March 31, 2009 and 2008 are as follows:

	2009	2008
Series 1	1,299,900	1,299,900
Series 2	830,300	830,300
Series 3	2,882,200	2,882,200
Series 4	2,995,300	2,995,300
Series 5	489,900	489,900
Series 6	1,303,000	1,303,000
TOTAL	9,800,600	9,800,600

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

Plan of Liquidation and Dissolution

On April 27, 2007, BAC Holders approved a Plan of Liquidation and Dissolution for the Partnership, (the “Plan”).  Pursuant to the Plan, the general partner may, without further action by the BAC Holders, sell the remaining assets held by the partnership.  It is anticipated that sale of all the apartment complexes will be completed sometime in 2011.   However, because of numerous uncertainties, the liquidation may take longer or shorter than expected, and the final liquidating distribution may occur months after all of the apartment complexes have been sold. Because the liquidation of the partnership was not imminent, as of March 31, 2009, the financial statements are presented assuming the partnership will continue as a going concern.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2009 and 2008, the partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual partnership management fee based on .375% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level.  The fee is payable without interest as sufficient funds become available from sales or refinancing proceeds from operating limited partnerships.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The annual partnership management fee charged to operations during the years ended March 31, 2009 and 2008 is as follows:

	2009	2008
Series 1	$20,907	$39,275
Series 2	31,802	51,720
Series 3	68,197	74,904
Series 4	48,817	54,192
Series 5	17,762	24,909
Series 6	25,133	43,536
	$212,618	$288,536

The reporting fees paid by the operating limited partnerships to the partnership for the years ended March 31, 2009 and 2008 is as follows:

	2009	2008
Series 1	$1,260	$26,775
Series 2	48,987	3,063
Series 3	4,436	16,383
Series 4	5,514	4,819
Series 5	9,714	15,626
Series 6	51,678	450
	$121,589	$67,116

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The partnership management fees paid by the partnership for the years ended March 31, 2009 and 2008 are as follows:

	2009	2008
Series 1	$—	$100,000
Series 2	31,802	101,669
Series 3	—	65,000
Series 4	—	150,000
Series 5	17,762	461,024
Series 6	25,133	79,192
	$74,697	$956,885

An affiliate of the general partner of the partnership advanced funds to pay some operating expenses of the partnership, and to make advances and/or loans to operating limited partnerships. These advances are included in Accounts payable-affiliates. The total advances from the affiliate of the general partner to the operating limited partnerships for the year ended March 31, 2009 and 2008 are as follows:

	2009	2008
Series 1	$152,899	$144,161
Series 2	—	—
Series 3	473,634	473,703
Series 4	204,501	204,501
Series 5	—	—
	$831,034	$822,365

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership’s interests in operating limited partnerships.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership were charged to each series’ operations for the years ended March 31, 2009 and 2008 as follows:

	2009	2008
Series 1	$8,853	$9,068
Series 2	7,773	8,054
Series 3	13,145	12,807
Series 4	11,767	11,551
Series 5	7,064	7,149
Series 6	8,473	8,757
	$57,075	$57,386

Accounts payable - affiliates at March 31, 2009 and 2008 represents general and administrative expenses, partnership management fees, and may include advances which are noninterest bearing and payable to Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.  The carrying value of the accounts payable - affiliates approximates fair value.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2009 and 2008, the partnership has limited partnership interests in operating limited partnerships, which own apartment complexes.  The number of operating limited partnerships in which the partnership has limited partnership interests at March 31, 2009 and 2008 by series is as follows:

	2009	2008
Series 1	4	5
Series 2	1	5
Series 3	12	15
Series 4	4	8
Series 5	1	3
Series 6	—	7
	22	43

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year end March 31, 2009 the partnership disposed of twenty-one of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2009 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition	Disposition
Series 1	1	—	$—	$—
Series 2	—	4	1,066,415	1,066,415
Series 3	1	2	44,602	44,602
Series 4	1	3	40,978	40,978
Series 5	—	2	67,673	67,673
Series 6	1	6	144,562	144,562
Total	4	17	$1,364,230	$1,364,230

During the year end March 31, 2008 the partnership disposed of five of the operating limited partnerships and received proceeds from an operating partnership disposed of in the prior year. A summary of the dispositions by Series for March 31, 2008 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition*	Disposition
Series 1	2	1	$145,770	$145,770
Series 2	—	—	—	—
Series 3	1	—	31,292	31,292
Series 4	—	—	—	—
Series 5	1	—	913,000	913,000
Series 6	—	—	416,080	—
Total	4	1	$1,506,142	$1,090,062

* Partnership proceeds from disposition includes the following amount recorded as receivable at

 March 31, 2007,  $416,080 for Series 6.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

The partnership’s investments in operating limited partnerships at March 31, 2009 are summarized as follows:

Total

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$9,866,779

Acquisition costs of operating limited partnerships	1,276,392

Cumulative distributions from operating limited partnerships	(16,593)

Cumulative impairment loss in investments in operating limited partnerships	(221,918)

Cumulative losses from operating limited partnerships	(10,904,660)

Investments in operating limited partnerships per balance sheets	—

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see Note A).	26,549

The partnership has recorded acquisition costs at March 31, 2009, which have not been accounted for in the net assets of the operating limited partnerships (see Note A).	37,048

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see Note A).	33,776

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (See Note A).	(14,195,782)

Cumulative impairment loss in investments in operating limited partnerships	221,918

Other	(93,145)

Equity per operating limited partnerships’ combined financial statements	$(13,969,636)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

The partnership’s investments in operating limited partnerships at March 31, 2009 are summarized as follows:

	Series 1	Series 2	Series 3

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$983,918	$1,736,542	$2,640,169

Acquisition costs of operating limited partnerships	116,328	410,657	382,008

Cumulative distributions from operating limited partnerships	—	—	(4,548)

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(1,100,246)	(2,147,199)	(3,017,629)

Investments in operating limited partnerships per balance sheets	—	—	—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

	Series 1	Series 2	Series 3

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	—	26,549	—

The partnership has recorded acquisition costs at March 31, 2009, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(109)	34,446	2,711

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	30,590	—	3,186

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,543,970)	(3,199,837)	(5,099,992)

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	129,959	(243,745)	141,986

Equity per operating limited partnerships’ combined financial statements	$(2,383,530)	$(3,382,587)	$(4,952,109)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

The partnership’s investments in operating limited partnerships at March 31, 2009 are summarized as follows:

	Series 4	Series 5	Series 6

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$3,344,340	$1,161,810	$—

Acquisition costs of operating limited partnerships	164,304	203,095	—

Cumulative distributions from operating limited partnerships	(12,045)	—	—

Cumulative impairment loss in investments in operating limited partnerships	(221,918)	—	—

Cumulative losses from operating limited partnerships	(3,274,681)	(1,364,905)	—

Investments in operating limited partnerships per balance sheets	—	—	—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

	Series 4	Series 5	Series 6

The partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009, which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2009, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	—	—	—

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,737,230)	(1,614,753)	—

Cumulative impairment loss in investments in operating limited partnerships	221,918	—	—

Other	29,153	(150,498)	—

Equity per operating limited partnerships’ combined financial statements	$(1,486,159)	$(1,765,251)	$—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

The combined summarized balance sheets of the operating limited partnerships at December 31, 2008 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 1	Series 2	Series 3
ASSETS

Buildings and improvements, net of accumulated depreciation	$27,013,071	$1,464,670	$8,052,505	$6,061,359
Land	2,285,644	201,600	226,000	1,121,323
Other assets	3,074,976	510,056	149,586	1,441,049

	$32,373,691	$2,176,326	$8,428,091	$8,623,731

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$49,886,487	$4,179,505	$13,801,468	$12,588,346
Accounts payable and accrued expenses	518,986	22,607	95,555	199,078
Other liabilities	6,913,549	230,408	2,448,066	577,758

	57,319,022	4,432,520	16,345,089	13,365,182
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(13,969,636)	(2,383,530)	(3,382,587)	(4,952,109)
Other partners	(10,975,695)	127,336	(4,534,411)	210,658

	(24,945,331)	(2,256,194)	(7,916,998)	(4,741,451)

	$32,373,691	$2,176,326	$8,428,091	$8,623,731

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

The combined summarized balance sheets of the operating limited partnerships at December 31, 2008 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 4	Series 5	Series 6
ASSETS

Buildings and improvements, net of accumulated depreciation	$3,382,032	$8,052,505	$—
Land	510,721	226,000	—
Other assets	824,699	149,586	—

	$4,717,452	$8,428,091	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$5,515,700	$13,801,468	$—
Accounts payable and accrued expenses	106,191	95,555	—
Other liabilities	1,209,251	2,448,066	—

	6,831,142	16,345,089	—
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(1,486,159)	(1,765,251)	—
Other partners	(627,531)	(6,151,747)	—

	(2,113,690)	(7,916,998)	—

	$4,717,452	$8,428,091	$—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2008 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 1	Series 2	Series 3
Revenue
Rental	$7,211,409	$732,692	$1,370,796	$2,205,023
Interest and other	283,795	20,493	74,767	78,720

	7,495,204	753,185	1,445,563	2,283,743
Expenses
Interest	2,086,407	88,740	642,210	308,278
Depreciation and amortization	1,765,006	194,468	315,165	546,696
Taxes and insurance	854,832	139,890	56,260	432,415
Repairs and maintenance	2,151,093	130,559	665,887	409,714
Operating expenses	2,725,036	303,331	560,839	827,955
Other expenses	31,465	11,100	3,500	10,865

	9,613,839	868,088	2,243,861	2,535,923

NET LOSS	$(2,118,635)	$(114,903)	$(798,298)	$(252,180)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(793,551)	$(113,755)	$(156,467)	$(311,219)

Net loss allocated to other partners	$(1,325,084)	$(1,148)	$(641,831)	$59,039

*    Amounts include $113,755, $156,467, $311,219, $125,016, $87,094, and $0  for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2008 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 4	Series 5	Series 6
Revenue
Rental	$1,532,102	$1,370,796	$—
Interest and other	35,048	74,767	—

	1,567,150	1,445,563	—
Expenses
Interest	404,969	642,210	—
Depreciation and amortization	393,512	315,165	—
Taxes and insurance	170,007	56,260	—
Repairs and maintenance	279,046	665,887	—
Operating expenses	472,072	560,839	—
Other expenses	2,500	3,500	—

	1,722,106	2,243,861	—

NET LOSS	$(154,956)	$(798,298)	$—

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(125,016)	$(87,094)	$—

Net loss allocated to other partners	$(29,940)	$(711,204)	$—

*          Amounts include $113,755, $156,467, $311,219, $125,016, $87,094, and $0  for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN

The partnership’s net income (loss) for financial reporting purposes and income (loss) for income tax return purposes for the year ended March 31, 2009 is reconciled as follows:

		Total	Series 1	Series 2	Series 3

Net income (loss) for financial reporting purposes		$1,160,048	$(49,499)	$1,065,384	$(26,916)

Less:	Excess of tax depreciation over book depreciation on operating limited partnership assets	(142,346)	—	—	(41,983)
	Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(793,551)	(113,755)	(156,467)	(311,219)
	Other	10,350,288	475,209	2,728,602	847,049
	Related party expenses	27,140	—	13,706	5,755

Difference due to fiscal year for book purposes and calendar year for tax purposes		(1,525,026)	(100,394)	(1,070,418)	(106,191)

Accrued partnership management fees not deductible for tax purposes until paid		137,921	20,907	—	68,197

Income (loss) for income tax return purposes, year ended December 31, 2008		$9,214,474	$232,468	$2,580,807	$434,692

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

The partnership’s net income (loss) for financial reporting purposes and income (loss) for income tax return purposes for the year ended March 31, 2009 is reconciled as follows:

		Series 4	Series 5	Series 6

Net income (loss) for financial reporting purposes		$(30,821)	$44,225	$157,675

Less:	Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,310)	(99,053)	—
	Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(125,016)	(87,094)	—
	Other	1,825,764	757,741	3,715,923
	Related party expenses	56	7,623	—

Difference due to fiscal year for book purposes and calendar year for tax purposes		(38,899)	(63,725)	(145,399)

Accrued partnership management fees not deductible for tax purposes until paid		48,817	—	—

Income (loss) for income tax return purposes, year ended December 31, 2008		$1,678,591	$559,717	$3,728,199

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2009 are as follows:

	Total	Series 1	Series 2	Series 3

Investments in operating limited partnerships - tax return December 31, 2008	$(11,208,675)	$(2,363,096)	$(1,864,368)	$(5,290,015)

Add back losses not recognized under the equity method	14,195,782	2,543,970	3,199,837	5,099,992

Impairment loss in investments in operating limited partnerships	(221,918)	—	—	—

Other	(2,765,189)	(180,874)	(1,335,469)	190,023

Investments in operating limited partnerships - as reported	$—	$—	$—	$—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2009 are as follows:

	Series 4	Series 5	Series 6

Investments in operating limited partnerships - tax return December 31, 2008	$(843,670)	$(847,526)	$—

Add back losses not recognized under the equity method	1,737,230	1,614,753	—

Impairment loss in investments in operating limited partnerships	(221,918)	—	—

Other	(671,642)	(767,227)	—

Investments in operating limited partnerships - as reported	$—	$—	$—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - SUBSEQUENT EVENTS

Subsequent to March 31, 2009, the Partnership has entered into agreements to either sell or transfer interests in two Operating Partnerships.  The estimated sales prices and other terms for the disposition of the Operating Partnerships have been determined.  The estimated proceeds to be received for these two Operating Partnerships is $1,940,605. The estimated gain on sales of the Operating Partnerships is $1,894,605 and are expected to be recognized in the second, or third quarter of fiscal year ended March 31, 2010.

NOTE F - CONCENTRATION OF CREDIT RISK

The Partnership maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Partnership has not experienced any losses with respect to it balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2009.

NOTE G - FAIR VALUE OF FINANCIAL INSTRUMENTS

The Partnership is subject to the disclosure provisions of FASB Statement No. 107, “Disclosures about Fair Value of Financial Instruments,” (FAS 107), which requires disclosure of the fair value of the Partnership’s financial instruments.  As of March 31, 2009, the Partnership’s financial instruments relate to accounts payable - affiliates.  Management has not disclosed the fair value of the financial instruments because determination of such fair value is deemed to be impractical.  The accounts payable - affiliates are owed to affiliates of the Partnership.  The unique nature of these financial instruments makes determination of any fair value impractical. See note B for disclosure of the carrying amount and terms of these financial instruments.