Form 10-K, Exhibit 13
period 2010-03-31
BOSTON CAPITAL TAX CREDIT FUND LTD PARTNERSHIP
filed 2010-06-29
CIK 835095

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND

LIMITED PARTNERSHIP -

SERIES 1 THROUGH SERIES 6

MARCH 31, 2010 AND 2009

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Boston Capital Tax Credit Fund

Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6, in total and for each series, as of March 31, 2010 and 2009, and the related statements of operations, changes in partners’ deficit and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2010.  These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

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

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6, in total and for each series, as of March 31, 2010 and 2009, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

REZNICK GROUP, P.C.

Bethesda, Maryland

June 29, 2010

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS

March 31, 2010 and 2009

	Total
	2010	2009
ASSETS

ASSETS
Cash and cash equivalents	$3,195,380	$3,297,198

	$3,195,380	$3,297,198

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$15,000	$1,616
Accounts payable - affiliates	5,393,300	6,176,975
	5,408,300	6,178,591

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 9,800,600 issued to the assignees at March 31, 2010 and 2009	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 9,800,600 issued and outstanding at March 31, 2010 and 2009	(1,413,063)	(2,061,821)
General partner	(799,857)	(819,572)

	(2,212,920)	(2,881,393)

	$3,195,380	$3,297,198

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 1
	2010	2009
ASSETS

ASSETS
Cash and cash equivalents	$44,150	$53,723

	$44,150	$53,723

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	2,605,542	2,578,218
	2,605,542	2,578,218

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,299,900 issued to the assignees at March 31, 2010 and 2009	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,299,900 issued and outstanding at March 31, 2010 and 2009	(2,422,945)	(2,386,417)
General partner	(138,447)	(138,078)

	(2,561,392)	(2,524,495)

	$44,150	$53,723

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 2
	2010	2009
ASSETS

ASSETS
Cash and cash equivalents	$1,102,415	$1,108,583

	$1,102,415	$1,108,583

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	—	—
	—	—

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 830,300 issued to the assignees at March 31, 2010 and 2009	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 830,300 issued and outstanding at March 31, 2010 and 2009	1,157,603	1,163,709
General partner	(55,188)	(55,126)

	1,102,415	1,108,583

	$1,102,415	$1,108,583

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 3
	2010	2009
ASSETS

ASSETS
Cash and cash equivalents	$127,823	$140,154

	$127,823	$140,154

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	2,787,758	2,792,582
	2,787,758	2,792,582

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,882,200 issued to the assignees at March 31, 2010 and 2009	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,882,200 issued and outstanding at March 31, 2010 and 2009	(2,400,518)	(2,393,086)
General partner	(259,417)	(259,342)

	(2,659,935)	(2,652,428)

	$127,823	$140,154

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 4
	2010	2009
ASSETS

ASSETS
Cash and cash equivalents	$1,446,635	$136,149

	$1,446,635	$136,149

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$15,000	$—
Accounts payable - affiliates	—	806,175
	15,000	806,175

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,995,300 issued to the assignees at March 31, 2010 and 2009	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,995,300 issued and outstanding at March 31, 2010 and 2009	1,665,481	(415,163)
General partner	(233,846)	(254,863)

	1,431,635	(670,026)

	$1,446,635	$136,149

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 5
	2010	2009
ASSETS

ASSETS
Cash and cash equivalents	$474,357	$502,872

	$474,357	$502,872

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	—	—
	—	—

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 489,900 issued to the assignees at March 31, 2010 and 2009	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 489,900 issued and outstanding at March 31, 2010 and 2009	511,327	539,557
General partner	(36,970)	(36,685)

	474,357	502,872

	$474,357	$502,872

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 6
	2010	2009
ASSETS

ASSETS
Cash and cash equivalents	$—	$1,355,717

	$—	$1,355,717

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$1,616
Accounts payable - affiliates	—	—
	—	1,616

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,303,000 issued to the assignees at March 31, 2010 and 2009	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,303,000 issued and outstanding at March 31, 2010 and 2009	75,989	1,429,579
General partner	(75,989)	(75,478)

	—	1,354,101

	$—	$1,355,717

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS

Years Ended March 31, 2010 and 2009

	Total
	2010	2009
Income
Interest income	$12,714	$34,515
Miscellaneous income	23,659	50,018

Total income	36,373	84,533

Share of income from operating limited partnerships	2,231,750	1,364,230

Expenses
Professional fees	86,797	104,187
Partnership management fee	100,537	91,029
General and administrative expenses	109,316	93,499

	296,650	288,715

NET INCOME (LOSS)	$1,971,473	$1,160,048

Net income (loss) allocated to general partner	$19,715	$11,601

Net income (loss) allocated to limited partners	$1,951,758	$1,148,447

Net income (loss) per BAC	$0.20	$0.12

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2010 and 2009

	Series 1
	2010	2009
Income
Interest income	$178	$934
Miscellaneous income	73	—

Total income	251	934

Share of income from operating limited partnerships	—	—

Expenses
Professional fees	12,949	16,915
Partnership management fee	12,475	19,647
General and administrative expenses	11,724	13,871

	37,148	50,433

NET INCOME (LOSS)	$(36,897)	$(49,499)

Net income (loss) allocated to general partner	$(369)	$(495)

Net income (loss) allocated to limited partners	$(36,528)	$(49,004)

Net income (loss) per BAC	$(0.03)	$(0.04)

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2010 and 2009

	Series 2
	2010	2009
Income
Interest income	$4,337	$7,477
Miscellaneous income	—	—

Total income	4,337	7,477

Share of income from operating limited partnerships	30,203	1,066,415

Expenses
Professional fees	12,441	14,331
Partnership management fee	18,609	(17,185)
General and administrative expenses	9,658	11,362

	40,708	8,508

NET INCOME (LOSS)	$(6,168)	$1,065,384

Net income (loss) allocated to general partner	$(62)	$10,654

Net income (loss) allocated to limited partners	$(6,106)	$1,054,730

Net income (loss) per BAC	$(0.01)	$1.27

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2010 and 2009

	Series 3
	2010	2009
Income
Interest income	$549	$1,483
Miscellaneous income	93	37,076

Total income	642	38,559

Share of income from operating limited partnerships	62,941	44,602

Expenses
Professional fees	20,456	22,006
Partnership management fee	30,134	63,761
General and administrative expenses	20,500	24,310

	71,090	110,077

NET INCOME (LOSS)	$(7,507)	$(26,916)

Net income (loss) allocated to general partner	$(75)	$(269)

Net income (loss) allocated to limited partners	$(7,432)	$(26,647)

Net income (loss) per BAC	$(0.00)	$(0.01)

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2010 and 2009

	Series 4
	2010	2009
Income
Interest income	$3,110	$1,600
Miscellaneous income	23,493	12,942

Total income	26,603	14,542

Share of income from operating limited partnerships	2,135,958	40,978

Expenses
Professional fees	17,978	20,888
Partnership management fee	24,597	43,303
General and administrative expenses	18,325	22,150

	60,900	86,341

NET INCOME (LOSS)	$2,101,661	$(30,821)

Net income (loss) allocated to general partner	$21,017	$(308)

Net income (loss) allocated to limited partners	$2,080,644	$(30,513)

Net income (loss) per BAC	$0.69	$(0.01)

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2010 and 2009

	Series 5
	2010	2009
Income
Interest income	$1,898	$6,429
Miscellaneous income	—	—

Total income	1,898	6,429

Share of income from operating limited partnerships	2,648	67,673

Expenses
Professional fees	10,596	12,782
Partnership management fee	14,722	8,048
General and administrative expenses	7,743	9,047

	33,061	29,877

NET INCOME (LOSS)	$(28,515)	$44,225

Net income (loss) allocated to general partner	$(285)	$442

Net income (loss) allocated to limited partners	$(28,230)	$43,783

Net income (loss) per BAC	$(0.06)	$0.09

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2010 and 2009

	Series 6
	2010	2009
Income
Interest income	$2,642	$16,592
Miscellaneous income	—	—

Total income	2,642	16,592

Share of income from operating limited partnerships	—	144,562

Expenses
Professional fees	12,377	17,265
Partnership management fee	—	(26,545)
General and administrative expenses	41,366	12,759

	53,743	3,479

NET INCOME (LOSS)	$(51,101)	$157,675

Net income (loss) allocated to general partner	$(511)	$1,577

Net income (loss) allocated to limited partners	$(50,590)	$156,098

Net income (loss) per BAC	$(0.04)	$0.12

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years Ended March 31, 2010 and 2009

Total	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$(3,181,750)	$(831,173)	$(4,012,923)

Distributions	(28,518)	—	(28,518)

Net income (loss)	1,148,447	11,601	1,160,048

Partners’ capital (deficit), March 31, 2009	$(2,061,821)	$(819,572)	$(2,881,393)

Distributions	(1,303,000)	—	(1,303,000)

Net income (loss)	1,951,758	19,715	1,971,473

Partners’ capital (deficit), March 31, 2010	$(1,413,063)	$(799,857)	$(2,212,920)

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years Ended March 31, 2010 and 2009

Series 1	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$(2,337,413)	$(137,583)	$(2,474,996)

Distributions	—	—	—

Net income (loss)	(49,004)	(495)	(49,499)

Partners’ capital (deficit), March 31, 2009	$(2,386,417)	$(138,078)	$(2,524,495)

Distributions	—	—	—

Net income (loss)	(36,528)	(369)	(36,897)

Partners’ capital (deficit), March 31, 2010	$(2,422,945)	$(138,447)	$(2,561,392)

Series 2	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$133,815	$(65,780)	$68,035

Distributions	(24,836)	—	(24,836)

Net income (loss)	1,054,730	10,654	1,065,384

Partners’ capital (deficit), March 31, 2009	$1,163,709	$(55,126)	$1,108,583

Distributions	—	—	—

Net income (loss)	(6,106)	(62)	(6,168)

Partners’ capital (deficit), March 31, 2010	$1,157,603	$(55,188)	$1,102,415

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years Ended March 31, 2010 and 2009

Series 3	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$(2,366,439)	$(259,073)	$(2,625,512)

Distributions	—	—	—

Net income (loss)	(26,647)	(269)	(26,916)

Partners’ capital (deficit), March 31, 2009	$(2,393,086)	$(259,342)	$(2,652,428)

Distributions	—	—	—

Net income (loss)	(7,432)	(75)	(7,507)

Partners’ capital (deficit), March 31, 2010	$(2,400,518)	$(259,417)	$(2,659,935)

Series 4	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$(384,650)	$(254,555)	$(639,205)

Distributions	—	—	—

Net income (loss)	(30,513)	(308)	(30,821)

Partners’ capital (deficit), March 31, 2009	$(415,163)	$(254,863)	$(670,026)

Distributions	—	—	—

Net income (loss)	2,080,644	21,017	2,101,661

Partners’ capital (deficit), March 31, 2010	$1,665,481	$(233,846)	$1,431,635

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years Ended March 31, 2010 and 2009

Series 5	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$499,456	$(37,127)	$462,329

Distributions	(3,682)	—	(3,682)

Net income (loss)	43,783	442	44,225

Partners’ capital (deficit), March 31, 2009	$539,557	$(36,685)	$502,872

Distributions	—	—	—

Net income (loss)	(28,230)	(285)	(28,515)

Partners’ capital (deficit), March 31, 2010	$511,327	$(36,970)	$474,357

Series 6	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$1,273,481	$(77,055)	$1,196,426

Distributions	—	—	—

Net income (loss)	156,098	1,577	157,675

Partners’ capital (deficit), March 31, 2009	$1,429,579	$(75,478)	$1,354,101

Distributions	(1,303,000)	—	(1,303,000)

Net income (loss)	(50,590)	(511)	(51,101)

Partners’ capital (deficit), March 31, 2010	$75,989	$(75,989)	$—

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS

Years Ended March 31, 2010 and 2009

	Total
	2010	2009
Cash flows from operating activities
Net income (loss)	$1,971,473	$1,160,048
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(2,231,750)	(1,364,230)
Other assets	—	206
Accounts payable and accrued expenses	13,384	(670)
Accounts payable - affiliates	(783,675)	146,590

Net cash provided by (used in) operating activities	(1,030,568)	(58,056)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	2,231,750	1,364,230

Net cash provided by investing activities	2,231,750	1,364,230

Cash flows from financing activities
Distributions	(1,303,000)	(28,518)

Net cash used in financing activities	(1,303,000)	(28,518)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(101,818)	1,277,656

Cash and cash equivalents, beginning	3,297,198	2,019,542

Cash and cash equivalents, end	$3,195,380	$3,297,198

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2010 and 2009

	Series 1
	2010	2009
Cash flows from operating activities
Net income (loss)	$(36,897)	$(49,499)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	—	—
Other assets	—	—
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	27,324	29,645

Net cash provided by (used in) operating activities	(9,573)	(20,235)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(9,573)	(20,235)

Cash and cash equivalents, beginning	53,723	73,958

Cash and cash equivalents, end	$44,150	$53,723

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2010 and 2009

	Series 2
	2010	2009
Cash flows from operating activities
Net income (loss)	$(6,168)	$1,065,384
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(30,203)	(1,066,415)
Other assets	—	—
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	—	—

Net cash provided by (used in) operating activities	(36,371)	(1,412)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	30,203	1,066,415

Net cash provided by investing activities	30,203	1,066,415

Cash flows from financing activities
Distributions	—	(24,836)

Net cash used in financing activities	—	(24,836)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(6,168)	1,040,167

Cash and cash equivalents, beginning	1,108,583	68,416

Cash and cash equivalents, end	$1,102,415	$1,108,583

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2010 and 2009

	Series 3
	2010	2009
Cash flows from operating activities
Net income (loss)	$(7,507)	$(26,916)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(62,941)	(44,602)
Other assets	—	—
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	(4,824)	68,128

Net cash provided by (used in) operating activities	(75,272)	(3,771)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	62,941	44,602

Net cash provided by investing activities	62,941	44,602

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(12,331)	40,831

Cash and cash equivalents, beginning	140,154	99,323

Cash and cash equivalents, end	$127,823	$140,154

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2010 and 2009

	Series 4
	2010	2009
Cash flows from operating activities
Net income (loss)	$2,101,661	$(30,821)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating partnerships	(2,135,958)	(40,978)
Other assets	—	206
Accounts payable and accrued expenses	15,000	(381)
Accounts payable - affiliates	(806,175)	48,817

Net cash provided by (used in) operating activities	(825,472)	(23,157)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	2,135,958	40,978

Net cash provided by investing activities	2,135,958	40,978

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,310,486	17,821

Cash and cash equivalents, beginning	136,149	118,328

Cash and cash equivalents, end	$1,446,635	$136,149

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2010 and 2009

	Series 5
	2010	2009
Cash flows from operating activities
Net income (loss)	$(28,515)	$44,225
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating partnerships	(2,648)	(67,673)
Other assets	—	—
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	—	—

Net cash provided by (used in) operating activities	(31,163)	(23,829)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	2,648	67,673

Net cash provided by investing activities	2,648	67,673

Cash flows from financing activities
Distributions	—	(3,682)

Net cash used in financing activities	—	(3,682)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(28,515)	40,162

Cash and cash equivalents, beginning	502,872	462,710

Cash and cash equivalents, end	$474,357	$502,872

(continued)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2010 and 2009

	Series 6
	2010	2009
Cash flows from operating activities
Net income (loss)	$(51,101)	$157,675
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	—	(144,562)
Other assets	—	—
Accounts payable and accrued expenses	(1,616)	1,235
Accounts payable - affiliates	—	—

Net cash provided by (used in) operating activities	(52,717)	14,348

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	144,562

Net cash provided by investing activities	—	144,562

Cash flows from financing activities
Distributions	(1,303,000)	—

Net cash used in financing activities	(1,303,000)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,355,717)	158,910

Cash and cash equivalents, beginning	1,355,717	1,196,807

Cash and cash equivalents, end	$—	$1,355,717

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

	2010	2009
Series 1	$—	$—
Series 2	209,299	209,299
Series 3	—	—
Series 4	—	—
Series 5	116,494	116,494
Series 6	—	—
	$325,793	$325,793

The Partnership reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the future net undiscounted cash flows expected to be generated by the operating limited partnerships including the low-income housing tax credits and the residual value upon sale or disposition of the equity interest in the operating limited partnerships.  If the investment is considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount of the investment exceeds the fair value of such investment. During the years ended March 31, 2010 and 2009, the Partnership did not record an impairment loss.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

In accordance with the accounting guidance for the consolidation of variable interest entities, the Partnership determines when it should include the assets, liabilities, and activities of a variable interest entity (VIE) in its financial statements, and when it should disclose information about its relationship with a VIE. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it absorbs the majority of the entity’s expected losses, the majority of the expected returns, or both. Based on this guidance, the operating limited partnerships in which the Partnership invests meet the definition of a VIE.  However, management does not consolidate the Partnership’s interests in these VIEs under this guidance, as it is not considered to be the primary beneficiary.  The Partnership currently records the amount of its investment in these partnerships as an asset on its balance sheet, recognizes its share of partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in its financial statements.

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

March 31, 2010 and 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash Equivalents

Cash equivalents include money market accounts having original maturities at date of acquisition of three months or less.  The carrying amounts approximate fair value because of the short maturity of these instruments.

Income Taxes

The Partnership has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns.  The Partnership’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Partnership is not required to take any tax positions in order to qualify as a pass-through entity. The Partnership is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Partnership has no other tax positions which must be considered for disclosure.

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

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee certificate is calculated based upon the number of units outstanding.  The number of units outstanding in each series at March 31, 2010 and 2009 are as follows:

	2010	2009
Series 1	1,299,900	1,299,900
Series 2	830,300	830,300
Series 3	2,882,200	2,882,200
Series 4	2,995,300	2,995,300
Series 5	489,900	489,900
Series 6	1,303,000	1,303,000
TOTAL	9,800,600	9,800,600

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Changes

In May 2009, the FASB issued guidance regarding subsequent events, which was subsequently updated in February 2010.  This guidance established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, this guidance sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date.  This guidance was effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009, and was therefore adopted by the Company for the quarter ended June 30, 2009. The adoption did not have a significant impact on the subsequent events that the Partnership reports, either through recognition or disclosure, in the financial statements. In February 2010, the FASB amended its guidance on subsequent events to remove the requirement to disclose the date through which an entity has evaluated subsequent events, alleviating conflicts with current SEC guidance. This amendment was effective immediately and therefore the Partnership did not include the disclosure in this Form 10-K.

In June 2009, the Financial Accounting Standards Board (FASB) issued an amendment to the accounting and disclosure requirements for the consolidation of VIEs.   The amended guidance modifies the consolidation model to one based on control and economics, and replaces the current quantitative primary beneficiary analysis with a qualitative analysis.  The primary beneficiary of a VIE will be the entity that has  (1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and  (2)  the obligation to absorb losses or receive benefits that could potentially be significant to the VIE.   If multiple unrelated parties share such power, as defined, no party will be required to consolidate the VIE. Further, the amended guidance requires continual reconsideration of the primary beneficiary of a VIE and adds an additional reconsideration event for determination of whether an entity is a VIE.  Additionally, the amendment requires enhanced and expanded disclosures around VIEs.  This amendment is effective for fiscal years beginning after November 15, 2009.  The adoption of this guidance on April 1, 2010 is not expected to have a material effect on the Partnership’s financial statements.

In June 2009, the FASB issued the Accounting Standards Codification (Codification).  Effective July 1, 2009, the Codification is the single source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP).  The Codification is intended to reorganize, rather than change, existing GAAP.  Accordingly, all references to currently existing GAAP have been removed and have been replaced with plain English explanations of the Partnership’s accounting policies.  The adoption of the Codification did not have a material impact on the Partnership’s financial position or results of operations.

Plan of Liquidation and Dissolution

On April 27, 2007, BAC Holders approved a Plan of Liquidation and Dissolution for the Partnership, (the “Plan”).  Pursuant to the Plan, the general partner may, without further action by the BAC Holders, sell the remaining assets held by the Partnership.  It is anticipated that sale of all the apartment complexes will be completed sometime in 2011.   However, because of numerous uncertainties, the liquidation may take longer or shorter than expected, and the final liquidating distribution may occur months after all of the apartment complexes have been sold. Because the liquidation of the Partnership was not imminent, as of March 31, 2010, the financial statements are presented assuming the Partnership will continue as a going concern.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2010 and 2009, the partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership, as follows:

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The annual partnership management fee charged to operations during the years ended March 31, 2010 and 2009 are as follows:

	2010	2009
Series 1	$20,064	$20,907
Series 2	21,672	31,802
Series 3	45,176	68,197
Series 4	30,246	48,817
Series 5	15,348	17,762
Series 6	—	25,133
	$132,506	$212,618

The reporting fees paid by the operating limited partnerships to the partnership for the years ended March 31, 2010 and 2009 are as follows:

	2010	2009
Series 1	$7,589	$1,260
Series 2	3,063	48,987
Series 3	15,042	4,436
Series 4	5,649	5,514
Series 5	626	9,714
Series 6	—	51,678
	$31,969	$121,589

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The partnership management fees paid by the partnership for the years ended March 31, 2010 and 2009 are as follows:

	2010	2009
Series 1	$—	$—
Series 2	21,672	31,802
Series 3	50,000	—
Series 4	631,920	—
Series 5	15,348	17,762
Series 6	—	25,133
	$718,940	$74,697

An affiliate of the general partner of the partnership advanced funds to pay some operating expenses of the partnership, and to make advances and/or loans to operating limited partnerships. These advances are included in Accounts payable-affiliates. The total advances from the affiliate of the general partner to the operating limited partnerships for the year ended March 31, 2010 and 2009 are as follows:

	2010	2009
Series 1	$160,159	$152,899
Series 2	—	—
Series 3	473,634	473,634
Series 4	—	204,501
Series 5	—	—
	$633,793	$831,034

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership’s interests in operating limited partnerships.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership were charged to each series’ operations for the years ended March 31, 2010 and 2009 as follows:

	2010	2009
Series 1	$7,400	$8,853
Series 2	6,376	7,773
Series 3	10,819	13,145
Series 4	9,640	11,767
Series 5	5,743	7,064
Series 6	5,147	8,473
	$45,125	$57,075

Accounts payable - affiliates at March 31, 2010 and 2009 represents general and administrative expenses, partnership management fees, and may include advances which are noninterest bearing and payable to Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2010 and 2009, the partnership has limited partnership interests in operating limited partnerships, which own apartment complexes.  The number of operating limited partnerships in which the partnership has limited partnership interests at March 31, 2010 and 2009 by series is as follows:

	2010	2009
Series 1	4	4
Series 2	1	1
Series 3	10	12
Series 4	3	4
Series 5	1	1
Series 6	—	—
	19	22

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year end March 31, 2010 the Partnership disposed of three of the Operating Partnerships, and received additional proceeds from two Operating Partnerships disposed of in the prior year.  A summary of the dispositions by Series for March 31, 2010 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition	Disposition
Series 1	—	—	$—	$—
Series 2	—	—	30,203	30,203
Series 3	2	—	62,941	62,941
Series 4	—	1	2,135,958	2,135,958
Series 5	—	—	2,648	2,648
Series 6	—	—	—	—
Total	2	1	$2,231,750	$2,231,750

During the year end March 31, 2009 the Partnership disposed of twenty-one of the Operating Partnerships. A summary of the dispositions by Series for March 31, 2009 is as follows:

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

The Partnership’s investments in operating limited partnerships at March 31, 2010 are summarized as follows:

Total

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$7,464,141

Acquisition costs of operating limited partnerships	1,215,383

Cumulative distributions from operating limited partnerships	(3,682)

Cumulative impairment loss in investments in operating limited partnerships	—

Cumulative losses from operating limited partnerships	(8,675,842)

Investments in operating limited partnerships per balance sheets	—

The Partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the Partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see Note A).	26,549

The Partnership has recorded acquisition costs at March 31, 2010, which have not been accounted for in the net assets of the operating limited partnerships (see Note A).	37,048

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see Note A).	33,776

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (See Note A).	(13,394,482)

Cumulative impairment loss in investments in operating limited partnerships	—

Other	(155,198)

Equity per operating limited partnerships’ combined financial statements	$(13,452,307)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

The Partnership’s investments in operating limited partnerships at March 31, 2010 are summarized as follows:

	Series 1	Series 2	Series 3

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$983,918	$1,736,542	$2,066,635

Acquisition costs of operating limited partnerships	116,328	410,657	368,835

Cumulative distributions from operating limited partnerships	—	—	(3,682)

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(1,100,246)	(2,147,199)	(2,431,788)

Investments in operating limited partnerships per balance sheets	—	—	—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

	Series 1	Series 2	Series 3

The Partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010, which have not been included in the Partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	—	26,549	—

The Partnership has recorded acquisition costs at March 31, 2010, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(109)	34,446	2,711

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	30,590	—	3,186

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,650,091)	(3,360,819)	(3,925,891)

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	129,959	(243,745)	88,103

Equity per operating limited partnerships’ combined financial statements	$(2,489,651)	$(3,543,569)	$(3,831,891)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

The Partnership’s investments in operating limited partnerships at March 31, 2010 are summarized as follows:

	Series 4	Series 5	Series 6

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$1,515,236	$1,161,810	$—

Acquisition costs of operating limited partnerships	116,468	203,095	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(1,631,704)	(1,364,905)	—

Investments in operating limited partnerships per balance sheets	—	—	—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

	Series 4	Series 5	Series 6

The Partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010, which have not been included in the Partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	—	—	—

The Partnership has recorded acquisition costs at March 31, 2010, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	—	—	—

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,753,321)	(1,704,360)	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	20,983	(150,498)	—

Equity per operating limited partnerships’ combined financial statements	$(1,732,338)	$(1,854,858)	$—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

The combined summarized balance sheets of the operating limited partnerships at December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 1	Series 2	Series 3
ASSETS

Buildings and improvements, net of accumulated depreciation	$23,735,974	$1,321,819	$7,808,829	$4,776,173
Land	1,857,840	201,600	226,000	875,393
Other assets	2,610,969	515,522	161,633	1,169,876

	$28,204,783	$2,038,941	$8,196,462	$6,821,442

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$46,899,347	$4,154,189	$14,400,029	$9,898,947
Accounts payable and accrued expenses	483,900	22,090	105,170	171,029
Other liabilities	6,717,809	226,050	2,429,597	451,728

	54,101,056	4,402,329	16,934,796	10,521,704
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(13,452,307)	(2,489,651)	(3,543,569)	(3,831,891)
Other partners	(12,443,966)	126,263	(5,194,765)	131,629

	(25,896,273)	(2,363,388)	(8,738,334)	(3,700,262)

	$28,204,783	$2,038,941	$8,196,462	$6,821,442

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

The combined summarized balance sheets of the operating limited partnerships at December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 4	Series 5	Series 6
ASSETS

Buildings and improvements, net of accumulated depreciation	$2,020,324	$7,808,829	$—
Land	328,847	226,000	—
Other assets	602,305	161,633	—

	$2,951,476	$8,196,462	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$4,046,153	$14,400,029	$—
Accounts payable and accrued expenses	80,441	105,170	—
Other liabilities	1,180,837	2,429,597	—

	5,307,431	16,934,796	—
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(1,732,338)	(1,854,858)	—
Other partners	(623,617)	(6,883,476)	—

	(2,355,955)	(8,738,334)	—

	$2,951,476	$8,196,462	$—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 1	Series 2	Series 3
Revenue
Rental	$5,966,923	$741,170	$1,350,192	$1,635,899
Interest and other	404,775	19,326	74,634	203,393

	6,371,698	760,496	1,424,826	1,839,292
Expenses
Interest	1,908,706	86,512	668,888	212,761
Depreciation and amortization	1,513,709	204,455	313,309	423,700
Taxes and insurance	667,341	135,485	55,024	324,278
Repairs and maintenance	1,925,520	123,285	652,847	422,781
Operating expenses	2,408,809	306,853	552,594	657,326
Other expenses	134,253	11,100	3,500	116,153

	8,558,338	867,690	2,246,162	2,156,999

NET LOSS	$(2,186,640)	$(107,194)	$(821,336)	$(317,707)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(884,283)	$(106,121)	$(160,982)	$(438,036)

Net loss allocated to other partners	$(1,302,357)	$(1,073)	$(660,354)	$120,329

*                 Amounts include $106,121, $160,982, $438,036, $89,537, $89,607, and $0  for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 4	Series 5	Series 6
Revenue
Rental	$889,470	$1,350,192	$—
Interest and other	32,788	74,634	—

	922,258	1,424,826	—
Expenses
Interest	271,657	668,888	—
Depreciation and amortization	258,936	313,309	—
Taxes and insurance	97,530	55,024	—
Repairs and maintenance	73,760	652,847	—
Operating expenses	339,442	552,594	—
Other expenses	—	3,500	—

	1,041,325	2,246,162	—

NET LOSS	$(119,067)	$(821,336)	$—

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(89,537)	$(89,607)	$—

Net loss allocated to other partners	$(29,530)	$(731,729)	$—

*                 Amounts include $106,121, $160,982, $438,036, $89,537, $89,607, and $0  for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

The Partnership’s net income (loss) for financial reporting purposes and income (loss) for income tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Total	Series 1	Series 2	Series 3
Net income (loss) for financial reporting purposes	$1,971,473	$(36,897)	$(6,168)	$(7,507)

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	(124,773)	—	—	(25,224)
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(884,283)	(106,121)	(160,982)	(438,036)
Other	2,303,782	4,167	(77,050)	614,055
Related party expenses	85,622	—	57,532	(3,908)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,846,495)	935	(5,115)	(115,466)

Accrued partnership management fees not deductible for tax purposes until paid	65,240	20,064	—	45,176

Income (loss) for income tax return purposes, year ended December 31, 2009	$570,566	$(117,852)	$(191,783)	$69,090

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

The Partnership’s net income (loss) for financial reporting purposes and income (loss) for income tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 4	Series 5	Series 6

Net income (loss) for financial reporting purposes	$2,101,661	$(28,515)	$(51,101)

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	245	(99,794)	—
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(89,537)	(89,607)	—
Other	1,705,679	56,931	—
Related party expenses	—	31,998	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,710,312)	(4,424)	(12,113)

Accrued partnership management fees not deductible for tax purposes until paid	—	—	—

Income (loss) for income tax return purposes, year ended December 31, 2009	$1,007,736	$(133,411)	$(63,214)

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

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

March 31, 2010 and 2009

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2010 are as follows:

	Total	Series 1	Series 2	Series 3

Investments in operating limited partnerships - tax return December 31, 2009	$(12,000,434)	$(2,465,050)	$(2,044,868)	$(5,206,112)

Add back losses not recognized under the equity method	13,394,482	2,650,091	3,360,819	3,925,891

Impairment loss in investments in operating limited partnerships	—	—	—	—

Other	(1,394,048)	(185,041)	(1,315,951)	1,280,221

Investments in operating limited partnerships - as reported	$—	$—	$—	$—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2010 are as follows:

	Series 4	Series 5	Series 6

Investments in operating limited partnerships - tax return December 31, 2009	$(1,336,406)	$(947,998)	$—

Add back losses not recognized under the equity method	1,753,321	1,704,360	—

Impairment loss in investments in operating limited partnerships	—	—	—

Other	(416,915)	(756,362)	—

Investments in operating limited partnerships - as reported	$—	$—	$—

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2009, are as follows:

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

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - SUBSEQUENT EVENTS

Subsequent to March 31, 2010, the Partnership has entered into agreements to sell interests in one operating limited partnership.  The estimated sales prices and other terms for the disposition of the operating limited partnership have been determined.  The estimated proceeds to be received for this operating limited partnership is $48,000. The estimated gain on sale of the operating limited partnership is $17,000 and is expected to be recognized in the second quarter of fiscal year ended March 31, 2011.

NOTE F - CONCENTRATION OF CREDIT RISK

The Partnership maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Partnership has not experienced any losses with respect to it balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2010.

NOTE G - FAIR VALUE OF FINANCIAL INSTRUMENTS

As of March 31, 2010, the Partnership’s financial instruments relate to accounts payable - affiliates.  Management has not disclosed the fair value of the financial instruments because determination of such fair value is deemed to be impractical.  The accounts payable - affiliates are owed to affiliates of the Partnership.  The unique nature of these financial instruments makes determination of any fair value impractical. See note B for disclosure of the carrying amount and terms of these financial instruments.