Form 10-K, Exhibit 13
period 2011-03-31
BOSTON CAPITAL TAX CREDIT FUND LTD PARTNERSHIP
filed 2011-06-29
CIK 835095

Exhibit 13

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND
LIMITED PARTNERSHIP -
SERIES 1 THROUGH SERIES 6

MARCH 31, 2011 AND 2010

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Boston Capital Tax Credit Fund Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6, in total and for each series, as of March 31, 2011 and 2010, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2011.  These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

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

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6, in total and for each series, as of March 31, 2011 and 2010, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/Reznick Group, P.C.
REZNICK GROUP, P.C.

Bethesda, Maryland
June 29, 2011

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

BALANCE SHEETS

March 31, 2011 and 2010

	Total
	2011	2010
ASSETS

ASSETS
Cash and cash equivalents	$3,031,943	$3,195,380

	$3,031,943	$3,195,380

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$15,000
Accounts payable - affiliates	5,460,872	5,393,300
	5,460,872	5,408,300

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 9,800,600 issued to the assignees at March 31, 2011 and 2010	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 9,800,600 issued and 9,795,600 and 9,800,600 outstanding at March 31, 2011 and 2010, respectively	(1,626,912)	(1,413,063)
General partner	(802,017)	(799,857)

	(2,428,929)	(2,212,920)

	$3,031,943	$3,195,380

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 1
	2011	2010
ASSETS

ASSETS
Cash and cash equivalents	$32,556	$44,150

	$32,556	$44,150

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,633,302	2,605,542
	2,633,302	2,605,542

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,299,900 issued to the assignees at March 31, 2011 and 2010	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,299,900 issued and outstanding at March 31, 2011 and 2010	(2,461,905)	(2,422,945)
General partner	(138,841)	(138,447)

	(2,600,746)	(2,561,392)

	$32,556	$44,150

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 2
	2011	2010
ASSETS

ASSETS
Cash and cash equivalents	$1,074,536	$1,102,415

	$1,074,536	$1,102,415

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	-	-
	-	-

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 830,300 issued to the assignees at March 31, 2011 and 2010	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 830,300 issued and outstanding at March 31, 2011 and 2010	1,130,003	1,157,603
General partner	(55,467)	(55,188)

	1,074,536	1,102,415

	$1,074,536	$1,102,415

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 3
	2011	2010
ASSETS

ASSETS
Cash and cash equivalents	$209,814	$127,823

	$209,814	$127,823

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,827,570	2,787,758
	2,827,570	2,787,758

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,882,200 issued to the assignees at March 31, 2011 and 2010	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,882,200 issued and 2,877,200 and 2,882,200 outstanding at March 31, 2011 and 2010, respectively	(2,358,761)	(2,400,518)
General partner	(258,995)	(259,417)

	(2,617,756)	(2,659,935)

	$209,814	$127,823

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 4
	2011	2010
ASSETS

ASSETS
Cash and cash equivalents	$1,269,589	$1,446,635

	$1,269,589	$1,446,635

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$15,000
Accounts payable - affiliates	-	-
	-	15,000

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,995,300 issued to the assignees at March 31, 2011 and 2010	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,995,300 issued and outstanding at March 31, 2011 and 2010	1,505,055	1,665,481
General partner	(235,466)	(233,846)

	1,269,589	1,431,635

	$1,269,589	$1,446,635

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 5
	2011	2010
ASSETS

ASSETS
Cash and cash equivalents	$445,448	$474,357

	$445,448	$474,357

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	-	-
	-	-

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 489,900 issued to the assignees at March 31, 2011 and 2010	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 489,900 issued and outstanding at March 31, 2011 and 2010	482,707	511,327
General partner	(37,259)	(36,970)

	445,448	474,357

	$445,448	$474,357

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

Series 6
	2011	2010
ASSETS

ASSETS
Cash and cash equivalents	$-	$-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	-	-
	-	-

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,303,000 issued to the assignees at March 31, 2011 and 2010	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,303,000 issued and outstanding at March 31, 2011 and 2010	75,989	75,989
General partner	(75,989)	(75,989)

	-	-

	$-	$-

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

STATEMENTS OF OPERATIONS

Years Ended March 31, 2011 and 2010

	Total
	2011	2010
Income
Interest income	$24,449	$12,714
Miscellaneous income	100,687	23,659

Total income	125,136	36,373

Share of income from operating limited partnerships	7,183	2,231,750

Expenses
Professional fees	65,935	86,797
Partnership management fee	94,911	100,537
General and administrative expenses	57,559	109,316

	218,405	296,650

NET INCOME (LOSS)	$(86,086)	$1,971,473

Net income (loss) allocated to general partner	$(861)	$19,715

Net income (loss) allocated to limited partners	$(85,225)	$1,951,758

Net income (loss) per BAC	$(0.01)	$0.20

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2011 and 2010

	Series 1
	2011	2010
Income
Interest income	$276	$178
Miscellaneous income	118	73

Total income	394	251

Share of income from operating limited partnerships	-	-

Expenses
Professional fees	12,370	12,949
Partnership management fee	16,804	12,475
General and administrative expenses	10,574	11,724

	39,748	37,148

NET INCOME (LOSS)	$(39,354)	$(36,897)

Net income (loss) allocated to general partner	$(394)	$(369)

Net income (loss) allocated to limited partners	$(38,960)	$(36,528)

Net income (loss) per BAC	$(0.03)	$(0.03)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2011 and 2010

	Series 2
	2011	2010
Income
Interest income	$8,580	$4,337
Miscellaneous income	2,662	-

Total income	11,242	4,337

Share of income from operating limited partnerships	-	30,203

Expenses
Professional fees	10,501	12,441
Partnership management fee	20,089	18,609
General and administrative expenses	8,531	9,658

	39,121	40,708

NET INCOME (LOSS)	$(27,879)	$(6,168)

Net income (loss) allocated to general partner	$(279)	$(62)

Net income (loss) allocated to limited partners	$(27,600)	$(6,106)

Net income (loss) per BAC	$(0.03)	$(0.01)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2011 and 2010

	Series 3
	2011	2010
Income
Interest income	$1,344	$549
Miscellaneous income	97,315	93

Total income	98,659	642

Share of income from operating limited partnerships	-	62,941

Expenses
Professional fees	18,036	20,456
Partnership management fee	21,588	30,134
General and administrative expenses	16,856	20,500

	56,480	71,090

NET INCOME (LOSS)	$42,179	$(7,507)

Net income (loss) allocated to general partner	$422	$(75)

Net income (loss) allocated to limited partners	$41,757	$(7,432)

Net income (loss) per BAC	$0.01	$(0.00)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2011 and 2010

	Series 4
	2011	2010
Income
Interest income	$11,041	$3,110
Miscellaneous income	118	23,493

Total income	11,159	26,603

Share of income from operating limited partnerships	7,183	2,135,958

Expenses
Professional fees	14,784	17,978
Partnership management fee	21,468	24,597
General and administrative expenses	14,213	18,325

	50,465	60,900

NET INCOME (LOSS)	$(32,123)	$2,101,661

Net income (loss) allocated to general partner	$(321)	$21,017

Net income (loss) allocated to limited partners	$(31,802)	$2,080,644

Net income (loss) per BAC	$(0.01)	$0.69

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2011 and 2010

	Series 5
	2011	2010
Income
Interest income	$3,208	$1,898
Miscellaneous income	474	-

Total income	3,682	1,898

Share of income from operating limited partnerships	-	2,648

Expenses
Professional fees	10,244	10,596
Partnership management fee	14,962	14,722
General and administrative expenses	7,385	7,743

	32,591	33,061

NET INCOME (LOSS)	$(28,909)	$(28,515)

Net income (loss) allocated to general partner	$(289)	$(285)

Net income (loss) allocated to limited partners	$(28,620)	$(28,230)

Net income (loss) per BAC	$(0.06)	$(0.06)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2011 and 2010

	Series 6
	2011	2010
Income
Interest income	$-	$2,642
Miscellaneous income	-	-

Total income	-	2,642

Share of income from operating limited partnerships	-	-

Expenses
Professional fees	-	12,377
Partnership management fee	-	-
General and administrative expenses	-	41,366

	-	53,743

NET INCOME (LOSS)	$-	$(51,101)

Net income (loss) allocated to general partner	$-	$(511)

Net income (loss) allocated to limited partners	$-	$(50,590)

Net income (loss) per BAC	$-	$(0.04)

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years Ended March 31, 2011 and 2010

Total	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$(2,061,821)	$(819,572)	$(2,881,393)

Distributions	(1,303,000)	-	(1,303,000)

Net income (loss)	1,951,758	19,715	1,971,473

Partners’ capital (deficit), March 31, 2010	$(1,413,063)	$(799,857)	$(2,212,920)

Distributions	(128,624)	(1,299)	(129,923)

Net income (loss)	(85,225)	(861)	(86,086)

Partners’ capital (deficit), March 31, 2011	$(1,626,912)	$(802,017)	$(2,428,929)

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years Ended March 31, 2011 and 2010

Series 1	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$(2,386,417)	$(138,078)	$(2,524,495)

Distributions	-	-	-

Net income (loss)	(36,528)	(369)	(36,897)

Partners’ capital (deficit), March 31, 2010	$(2,422,945)	$(138,447)	$(2,561,392)

Distributions	-	-	-

Net income (loss)	(38,960)	(394)	(39,354)

Partners’ capital (deficit), March 31, 2011	$(2,461,905)	$(138,841)	$(2,600,746)

Series 2	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$1,163,709	$(55,126)	$1,108,583

Distributions	-	-	-

Net income (loss)	(6,106)	(62)	(6,168)

Partners’ capital (deficit), March 31, 2010	$1,157,603	$(55,188)	$1,102,415

Distributions	-	-	-

Net income (loss)	(27,600)	(279)	(27,879)

Partners’ capital (deficit), March 31, 2011	$1,130,003	$(55,467)	$1,074,536

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years Ended March 31, 2011 and 2010

Series 3	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$(2,393,086)	$(259,342)	$(2,652,428)

Distributions	-	-	-

Net income (loss)	(7,432)	(75)	(7,507)

Partners’ capital (deficit), March 31, 2010	$(2,400,518)	$(259,417)	$(2,659,935)

Distributions	-	-	-

Net income (loss)	41,757	422	42,179

Partners’ capital (deficit), March 31, 2011	$(2,358,761)	$(258,995)	$(2,617,756)

Series 4	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$(415,163)	$(254,863)	$(670,026)

Distributions	-	-	-

Net income (loss)	2,080,644	21,017	2,101,661

Partners’ capital (deficit), March 31, 2010	$1,665,481	$(233,846)	$1,431,635

Distributions	(128,624)	(1,299)	(129,923)

Net income (loss)	(31,802)	(321)	(32,123)

Partners’ capital (deficit), March 31, 2011	$1,505,055	$(235,466)	$1,269,589

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years Ended March 31, 2011 and 2010

Series 5	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$539,557	$(36,685)	$502,872

Distributions	-	-	-

Net income (loss)	(28,230)	(285)	(28,515)

Partners’ capital (deficit), March 31, 2010	$511,327	$(36,970)	$474,357

Distributions	-	-	-

Net income (loss)	(28,620)	(289)	(28,909)

Partners’ capital (deficit), March 31, 2011	$482,707	$(37,259)	$445,448

Series 6	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$1,429,579	$(75,478)	$1,354,101

Distributions	(1,303,000)	-	(1,303,000)

Net income (loss)	(50,590)	(511)	(51,101)

Partners’ capital (deficit), March 31, 2010	$75,989	$(75,989)	$-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2011	$75,989	$(75,989)	$-

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

STATEMENTS OF CASH FLOWS

Years Ended March 31, 2011 and 2010

	Total
	2011	2010
Cash flows from operating activities
Net income (loss)	$(86,086)	$1,971,473
Adjustments to reconcile net income (loss) to net
cash provided by (used in) operating activities
Share of income from operating
limited partnerships	(7,183)	(2,231,750)
Accounts payable and accrued expenses	(15,000)	13,384
Accounts payable - affiliates	67,572	(783,675)

Net cash provided by (used in)
operating activities	(40,697)	(1,030,568)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	7,183	2,231,750

Net cash provided by investing activities	7,183	2,231,750

Cash flows from financing activities
Distributions	(129,923)	(1,303,000)

Net cash used in financing activities	(129,923)	(1,303,000)

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(163,437)	(101,818)

Cash and cash equivalents, beginning	3,195,380	3,297,198

Cash and cash equivalents, end	$3,031,943	$3,195,380

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2011 and 2010

	Series 1
	2011	2010
Cash flows from operating activities
Net income (loss)	$(39,354)	$(36,897)
Adjustments to reconcile net income (loss) to net
cash provided by (used in) operating activities
Share of income from operating
limited partnerships	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	27,760	27,324

Net cash provided by (used in)
operating activities	(11,594)	(9,573)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(11,594)	(9,573)

Cash and cash equivalents, beginning	44,150	53,723

Cash and cash equivalents, end	$32,556	$44,150

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2011 and 2010

	Series 2
	2011	2010
Cash flows from operating activities
Net income (loss)	$(27,879)	$(6,168)
Adjustments to reconcile net income (loss) to net
cash provided by (used in) operating activities
Share of income from operating
limited partnerships	-	(30,203)
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in)
operating activities	(27,879)	(36,371)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	30,203

Net cash provided by investing activities	-	30,203

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(27,879)	(6,168)

Cash and cash equivalents, beginning	1,102,415	1,108,583

Cash and cash equivalents, end	$1,074,536	$1,102,415

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2011 and 2010

	Series 3
	2011	2010
Cash flows from operating activities
Net income (loss)	$42,179	$(7,507)
Adjustments to reconcile net income (loss) to net
cash provided by (used in) operating activities
Share of income from operating
limited partnerships	-	(62,941)
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	39,812	(4,824)

Net cash provided by (used in)
operating activities	81,991	(75,272)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	62,941

Net cash provided by investing activities	-	62,941

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	81,991	(12,331)

Cash and cash equivalents, beginning	127,823	140,154

Cash and cash equivalents, end	$209,814	$127,823

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2011 and 2010

	Series 4
	2011	2010
Cash flows from operating activities
Net income (loss)	$(32,123)	$2,101,661
Adjustments to reconcile net income (loss) to net
cash provided by (used in) operating activities
Share of income from operating
partnerships	(7,183)	(2,135,958)
Accounts payable and accrued expenses	(15,000)	15,000
Accounts payable - affiliates	-	(806,175)

Net cash provided by (used in)
operating activities	(54,306)	(825,472)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	7,183	2,135,958

Net cash provided by investing activities	7,183	2,135,958

Cash flows from financing activities
Distributions	(129,923)	-

Net cash used in financing activities	(129,923)	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(177,046)	1,310,486

Cash and cash equivalents, beginning	1,446,635	136,149

Cash and cash equivalents, end	$1,269,589	$1,446,635

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2011 and 2010

	Series 5
	2011	2010
Cash flows from operating activities
Net income (loss)	$(28,909)	$(28,515)
Adjustments to reconcile net income (loss) to net
cash provided by (used in) operating activities
Share of income from operating
partnerships	-	(2,648)
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in)
operating activities	(28,909)	(31,163)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	2,648

Net cash provided by investing activities	-	2,648

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(28,909)	(28,515)

Cash and cash equivalents, beginning	474,357	502,872

Cash and cash equivalents, end	$445,448	$474,357

(continued)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2011 and 2010

	Series 6
	2011	2010
Cash flows from operating activities
Net income (loss)	$-	$(51,101)
Adjustments to reconcile net income (loss) to net
cash provided by (used in) operating activities
Share of income from operating
limited partnerships	-	-
Accounts payable and accrued expenses	-	(1,616)
Accounts payable - affiliates	-	-

Net cash provided by (used in)
operating activities	-	(52,717)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions	-	(1,303,000)

Net cash used in financing activities	-	(1,303,000)

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	-	(1,355,717)

Cash and cash equivalents, beginning	-	1,355,717

Cash and cash equivalents, end	$-	$-

See notes to financial statements

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS

March 31, 2011 and 2010

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

March 31, 2011 and 2010

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

	2011	2010
Series 1	$-	$-
Series 2	209,299	209,299
Series 3	-	-
Series 4	-	-
Series 5	116,494	116,494
Series 6	-	-
	$325,793	$325,793

The Partnership reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the future net undiscounted cash flows expected to be generated by the operating limited partnerships including the low-income housing tax credits and the residual value upon sale or disposition of the equity interest in the operating limited partnerships.  If the investment is considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount of the investment exceeds the fair value of such investment. During the years ended March 31, 2011 and 2010, the Partnership did not record an impairment loss.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

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

In accordance with the accounting guidance for the consolidation of variable interest entities, the Partnership determines when it should include the assets, liabilities, and activities of a variable interest entity (VIE) in its financial statements, and when it should disclose information about its relationship with a VIE. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it has (1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. If multiple unrelated parties share such power, as defined, no party is required to consolidate the VIE.

The Partnership determines whether an entity is a VIE and whether it is the primary beneficiary at the date of initial involvement with the entity. The Partnership reassesses whether it is the primary beneficiary of a VIE on an ongoing basis based on changes in facts and circumstances. In determining whether it is the primary beneficiary, the partnership considers the purpose and activities of the VIE, including the variability and related risks the VIE incurs and transfers to other entities and their related parties. These factors are considered in determining whether the Partnership has the power to direct activities of the VIE that most significantly impact the VIE’s economic performance and whether the Partnership also has the obligation to absorb losses of or receive benefits from the VIE that could be potentially significant to the VIE. If the Partnership determines that it is the primary beneficiary of the VIE, the VIE is consolidated within the partnership’s financial statements.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

Based on this guidance, the operating limited partnerships in which the Partnership invests meet the definition of a VIE. However, management does not consolidate the Partnership’s interests in these VIEs under this guidance, as it is not considered to be the primary beneficiary. The Partnership currently records the amount of its investment in these operating limited partnerships as an asset on its balance sheets, recognizes its share of the operating limited partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in its financial statements. The Partnership’s balance in investment in operating limited partnerships, advances to operating limited partnerships, plus the risk of recapture of tax credits previously recognized on these investments, represents its maximum exposure to loss. The Partnership’s exposure to loss on these operating limited partnerships is mitigated by the condition and financial performance of the underlying properties as well as the strength of the operating general partners and their guarantee against credit recapture.

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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

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

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee certificate is calculated based upon the number of units outstanding.  The number of units outstanding in each series at March 31, 2011 and 2010 are as follows:

	2011	2010
Series 1	1,299,900	1,299,900
Series 2	830,300	830,300
Series 3	2,877,200	2,882,200
Series 4	2,995,300	2,995,300
Series 5	489,900	489,900
Series 6	1,303,000	1,303,000
TOTAL	9,795,600	9,800,600

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Changes

In May 2009, the FASB issued guidance regarding subsequent events, which was subsequently updated in February 2010. This guidance established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, this guidance sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. This guidance was effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009, and was therefore adopted by the Partnership for the quarter ended June 30, 2009. The adoption did not have a significant impact on the subsequent events that the Partnership reports, either through recognition or disclosure, in the financial statements. In February 2010, the FASB amended its guidance on subsequent events to remove the requirement to disclose the date through which an entity has evaluated subsequent events, alleviating conflicts with current SEC guidance. This amendment was effective immediately and therefore the Partnership did not include the disclosure in this Form 10-K.

In June 2009, the FASB issued the Accounting Standards Codification (Codification).  Effective July 1, 2009, the Codification is the single source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with GAAP.  The Codification is intended to reorganize, rather than change, existing GAAP.  Accordingly, all references to currently existing GAAP have been removed and have been replaced with plain English explanations of the Partnership’s accounting policies.  The adoption of the Codification did not have a material impact on the Partnership’s financial position or results of operations.

In June 2009, the FASB issued an amendment to the accounting and disclosure requirements for the consolidation of variable interest entities (VIEs). The amended guidance modifies the consolidation model to one based on control and economics, and replaced quantitative primary beneficiary analysis with a qualitative analysis. The primary beneficiary of a VIE will be the entity that has (1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. If multiple unrelated parties share such power, as defined, no party will be required to consolidate the VIE. Further, the amended guidance requires continual reconsideration of the primary beneficiary of a VIE and adds an additional reconsideration event for determination of whether an entity is a VIE. Additionally, the amendment requires enhanced and expanded disclosures around VIEs. This amendment was effective for fiscal years beginning after November 15, 2009. The adoption of this guidance on April 1, 2010 did not have a material effect on the Partnership’s financial statements.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Plan of Liquidation and Dissolution

On April 27, 2007, BAC Holders approved a Plan of Liquidation and Dissolution for the Partnership, (the “Plan”).  Pursuant to the Plan, the general partner may, without further action by the BAC Holders, sell the remaining assets held by the Partnership.  It was anticipated that the sale of all the apartment complexes would be completed sometime in 2011.   However, because of numerous uncertainties, the liquidation may take longer than expected, and the final liquidating distribution may occur months after all of the apartment complexes have been sold. Because the liquidation of the Partnership was not imminent, as of March 31, 2011, the financial statements are presented assuming the Partnership will continue as a going concern.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2011 and 2010, the partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership, as follows:

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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The annual partnership management fee charged to operations during the years ended March 31, 2011 and 2010 are as follows:

	2011	2010
Series 1	$20,064	$20,064
Series 2	21,672	21,672
Series 3	39,812	45,176
Series 4	21,468	30,246
Series 5	15,348	15,348
Series 6	-	-
	$118,364	$132,506

The reporting fees paid by the operating limited partnerships to the partnership for the years ended March 31, 2011 and 2010 are as follows:

	2011	2010
Series 1	$3,260	$7,589
Series 2	1,583	3,063
Series 3	18,224	15,042
Series 4	-	5,649
Series 5	386	626
Series 6	-	-
	$23,453	$31,969

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The partnership management fees paid by the partnership for the years ended March 31, 2011 and 2010 are as follows:

	2011	2010
Series 1	$-	$-
Series 2	21,672	21,672
Series 3	-	50,000
Series 4	21,468	631,920
Series 5	15,348	15,348
Series 6	-	-
	$58,488	$718,940

An affiliate of the general partner of the partnership advanced funds to pay some operating expenses of the partnership, and to make advances and/or loans to operating limited partnerships. These advances are included in Accounts payable-affiliates. The total advances from the affiliate of the general partner to the operating limited partnerships for the year ended March 31, 2011 and 2010 are as follows:

	2011	2010
Series 1	$167,855	$160,159
Series 2	-	-
Series 3	473,634	473,634
Series 4	-	-
Series 5	-	-
	$641,489	$633,793

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership were charged to each series’ operations for the years ended March 31, 2011 and 2010 as follows:

	2011	2010
Series 1	$7,789	$7,400
Series 2	6,731	6,376
Series 3	11,234	10,819
Series 4	10,035	9,640
Series 5	6,368	5,743
Series 6	-	5,147
	$42,157	$45,125

Accounts payable - affiliates at March 31, 2011 and 2010 represents general and administrative expenses, partnership management fees, and may include advances which are noninterest bearing and payable to Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2011 and 2010, the partnership has limited partnership interests in operating limited partnerships, which own apartment complexes.  The number of operating limited partnerships in which the partnership has limited partnership interests at March 31, 2011 and 2010 by series is as follows:

	2011	2010
Series 1	4	4
Series 2	1	1
Series 3	9	10
Series 4	3	3
Series 5	1	1
Series 6	-	-
	18	19

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year end March 31, 2011 the Partnership disposed of one of the operating limited partnerships, and received additional proceeds from one operating limited partnership disposed of in the prior year.  A summary of the dispositions by Series for March 31, 2011 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership	Gain/(Loss)
	Interest	Operating	Proceeds from	on
	Transferred	Partnership	Disposition	Disposition
Series 1	-	-	$-	$-
Series 2	-	-	-	-
Series 3	1	-	-	-
Series 4	-	-	7,183	7,183
Series 5	-	-	-	-
Series 6	-	-	-	-
Total	1	-	$7,183	$7,183

During the year end March 31, 2010 the Partnership disposed of three of the operating limited partnerships, and received additional proceeds from two operating limited partnerships disposed of in the prior year.  A summary of the dispositions by Series for March 31, 2010 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership	Gain/(Loss)
	Interest	Operating	Proceeds from	on
	Transferred	Partnership	Disposition	Disposition
Series 1	-	-	$-	$-
Series 2	-	-	30,203	30,203
Series 3	2	-	62,941	62,941
Series 4	-	1	2,135,958	2,135,958
Series 5	-	-	2,648	2,648
Series 6	-	-	-	-
Total	2	1	$2,231,750	$2,231,750

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

The Partnership’s investments in operating limited partnerships at March 31, 2011 are summarized as follows:

Total

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$7,274,544

Acquisition costs of operating limited partnerships	1,180,467

Cumulative distributions from operating limited partnerships	(3,682)

Cumulative losses from operating limited partnerships	(8,451,329)

Investments in operating limited partnerships per balance sheets	-

The Partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011 which have not been included in the Partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see Note A).	26,549

The Partnership has recorded acquisition costs at March 31, 2011, which have not been accounted for in the net assets of the operating limited partnerships (see Note A).	37,049

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see Note A).	33,776

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (See Note A).	(12,925,270)

Other	(291,182)

Equity per operating limited partnerships’ combined financial statements	$(13,119,078)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

The Partnership’s investments in operating limited partnerships at March 31, 2011 are summarized as follows:

	Series 1	Series 2	Series 3

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$983,918	$1,736,542	$1,877,038

Acquisition costs of operating limited partnerships	116,328	410,657	333,919

Cumulative distributions from operating limited partnerships	-	-	(3,682)

Cumulative losses from operating limited partnerships	(1,100,246)	(2,147,199)	(2,207,275)

Investments in operating limited partnerships per balance sheets	-	-	-

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

	Series 1	Series 2	Series 3

The Partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011, which have not been included in the Partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see note A).	-	26,549	-

The Partnership has recorded acquisition costs at March 31, 2011, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(109)	34,446	2,712

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	30,590	-	3,186

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,752,056)	(3,530,515)	(3,267,836)

Other	129,959	(243,745)	(47,881)

Equity per operating limited partnerships’ combined financial statements	$(2,591,616)	$(3,713,265)	$(3,309,819)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

The Partnership’s investments in operating limited partnerships at March 31, 2011 are summarized as follows:

	Series 4	Series 5	Series 6

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$1,515,236	$1,161,810	$-

Acquisition costs of operating limited partnerships	116,468	203,095	-

Cumulative distributions from operating limited partnerships	-	-	-

Cumulative losses from operating limited partnerships	(1,631,704)	(1,364,905)	-

Investments in operating limited partnerships per balance sheets	-	-	-

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

	Series 4	Series 5	Series 6

The Partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011, which have not been included in the Partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see note A).	-	-	-

The Partnership has recorded acquisition costs at March 31, 2011, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	-	-	-

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	-

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,576,044)	(1,798,819)	-

Other	20,983	(150,498)	-

Equity per operating limited partnerships’ combined financial statements	$(1,555,061)	$(1,949,317)	$-

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

The Partnership’s investments in operating limited partnerships at March 31, 2010 are summarized as follows:

Total

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$7,464,141

Acquisition costs of operating limited partnerships	1,215,383

Cumulative distributions from operating limited partnerships	(3,682)

Cumulative losses from operating limited partnerships	(8,675,842)

Investments in operating limited partnerships per balance sheets	-

The Partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the Partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	26,549

The Partnership has recorded acquisition costs at March 31, 2010, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	37,048

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	33,776

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(13,394,482)

Other	(155,198)

Equity per operating limited partnerships’ combined financial statements	$(13,452,307)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

The Partnership’s investments in operating limited partnerships at March 31, 2010 are summarized as follows:

	Series 1	Series 2	Series 3

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$983,918	$1,736,542	$2,066,635

Acquisition costs of operating limited partnerships	116,328	410,657	368,835

Cumulative distributions from operating limited partnerships	-	-	(3,682)

Cumulative losses from operating limited partnerships	(1,100,246)	(2,147,199)	(2,431,788)

Investments in operating limited partnerships per balance sheets	-	-	-

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

	Series 1	Series 2	Series 3

The Partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010, which have not been included in the Partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	-	26,549	-

The Partnership has recorded acquisition costs at March 31, 2010, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	(109)	34,446	2,711

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	30,590	-	3,186

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,650,091)	(3,360,819)	(3,925,891)

Other	129,959	(243,745)	88,103

Equity per operating limited partnerships’ combined financial statements	$(2,489,651)	$(3,543,569)	$(3,831,891)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

The Partnership’s investments in operating limited partnerships at March 31, 2010 are summarized as follows:

	Series 4	Series 5	Series 6

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$1,515,236	$1,161,810	$-

Acquisition costs of operating limited partnerships	116,468	203,095	-

Cumulative distributions from operating limited partnerships	-	-	-

Cumulative losses from operating limited partnerships	(1,631,704)	(1,364,905)	-

Investments in operating limited partnerships per balance sheets	-	-	-

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

	Series 4	Series 5	Series 6

The Partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010, which have not been included in the Partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	-	-	-

The Partnership has recorded acquisition costs at March 31, 2010, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	-	-	-

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	-

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,753,321)	(1,704,360)	-

Other	20,983	(150,498)	-

Equity per operating limited partnerships’ combined financial statements	$(1,732,338)	$(1,854,858)	$-

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

The combined summarized balance sheets of the operating limited partnerships at December 31, 2010 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 1	Series 2	Series 3
ASSETS

Buildings and improvements, net of accumulated depreciation	$22,338,896	$1,183,860	$7,578,443	$4,185,721
Land	1,797,017	201,600	226,000	814,570
Other assets	2,643,326	533,023	204,941	1,050,579

	$26,779,239	$1,918,483	$8,009,384	$6,050,870

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$46,994,690	$4,126,441	$15,026,391	$8,832,663
Accounts payable and accrued expenses	354,315	33,787	101,018	90,669
Other liabilities	6,237,928	224,638	2,486,109	321,444

	53,586,933	4,384,866	17,613,518	9,244,776
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(13,119,078)	(2,591,616)	(3,713,265)	(3,309,819)
Other partners	(13,688,616)	125,233	(5,890,869)	115,913

	(26,807,694)	(2,466,383)	(9,604,134)	(3,193,906)

	$26,779,239	$1,918,483	$8,009,384	$6,050,870

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

The combined summarized balance sheets of the operating limited partnerships at December 31, 2010 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 4	Series 5	Series 6
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,812,429	$7,578,443	$-
Land	328,847	226,000	-
Other assets	649,842	204,941	-

	$2,791,118	$8,009,384	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$3,982,804	$15,026,391	$-
Accounts payable and accrued expenses	27,823	101,018	-
Other liabilities	719,628	2,486,109	-

	4,730,255	17,613,518	-
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(1,555,061)	(1,949,317)	-
Other partners	(384,076)	(7,654,817)	-

	(1,939,137)	(9,604,134)	-

	$2,791,118	$8,009,384	$-

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

The combined summarized balance sheets of the operating limited partnerships at December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 4	Series 5	Series 6
ASSETS

Buildings and improvements, net of accumulated depreciation	$2,020,324	$7,808,829	$-
Land	328,847	226,000	-
Other assets	602,305	161,633	-

	$2,951,476	$8,196,462	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$4,046,153	$14,400,029	$-
Accounts payable and accrued expenses	80,441	105,170	-
Other liabilities	1,180,837	2,429,597	-

	5,307,431	16,934,796	-
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(1,732,338)	(1,854,858)	-
Other partners	(623,617)	(6,883,476)	-

	(2,355,955)	(8,738,334)	-

	$2,951,476	$8,196,462	$-

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2010 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 1	Series 2	Series 3
Revenue
Rental	$5,948,998	$740,328	$1,377,818	$1,532,678
Interest and other	311,774	9,998	85,083	85,124

	6,260,772	750,326	1,462,901	1,617,802
Expenses
Interest	1,910,626	81,053	696,797	176,773
Depreciation and amortization	1,501,952	194,120	322,268	402,896
Taxes and insurance	542,949	136,130	58,873	181,096
Repairs and maintenance	1,903,635	136,820	651,084	370,432
Operating expenses	2,447,238	294,098	596,179	632,377
Other expenses	26,943	11,100	3,500	8,843

	8,333,343	853,321	2,328,701	1,772,417

NET LOSS	$(2,072,571)	$(102,995)	$(865,800)	$(154,615)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(643,761)	$(101,965)	$(169,696)	$(205,937)

Net loss allocated to other partners	$(1,428,810)	$(1,030)	$(696,104)	$51,322

*
Amounts include $101,965, $169,696, $205,937, $71,704, $94,459, and $0  for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2010 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 4	Series 5	Series 6
Revenue
Rental	$920,356	$1,377,818	$-
Interest and other	46,486	85,083	-

	966,842	1,462,901	-
Expenses
Interest	259,206	696,797	-
Depreciation and amortization	260,400	322,268	-
Taxes and insurance	107,977	58,873	-
Repairs and maintenance	94,215	651,084	-
Operating expenses	328,405	596,179	-
Other expenses	-	3,500	-

	1,050,203	2,328,701	-

NET LOSS	$(83,361)	$(865,800)	$-

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(71,704)	$(94,459)	$-

Net loss allocated to other partners	$(11,657)	$(771,341)	$-

*
Amounts include $101,965, $169,696, $205,937, $71,704, $94,459, and $0  for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

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

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 4	Series 5	Series 6
Revenue
Rental	$889,470	$1,350,192	$-
Interest and other	32,788	74,634	-

	922,258	1,424,826	-
Expenses
Interest	271,657	668,888	-
Depreciation and amortization	258,936	313,309	-
Taxes and insurance	97,530	55,024	-
Repairs and maintenance	73,760	652,847	-
Operating expenses	339,442	552,594	-
Other expenses	-	3,500	-

	1,041,325	2,246,162	-

NET LOSS	$(119,067)	$(821,336)	$-

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(89,537)	$(89,607)	$-

Net loss allocated to other partners	$(29,530)	$(731,729)	$-

*
Amounts include $106,121, $160,982, $438,036, $89,537, $89,607, and $0  for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

The Partnership’s net income (loss) for financial reporting purposes and income (loss) for income tax return purposes for the year ended March 31, 2011 is reconciled as follows:

	Total	Series 1	Series 2	Series 3
Net income (loss) for financial reporting purposes	$(86,086)	$(39,354)	$(27,879)	$42,179

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	(151,386)	-	-	(53,825)
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(643,761)	(101,965)	(169,696)	(205,937)
Other	643,199	(7,381)	(21,838)	640,736
Related party expenses	21,253	-	-	(5,743)

Difference due to fiscal year for book purposes and calendar year for tax purposes	10,468	1,474	1,226	785

Accrued partnership management fees not deductible for tax purposes until paid	59,874	20,064	-	39,810

Income (loss) for income tax return purposes, year ended December 31, 2010	$(146,439)	$(127,162)	$(218,187)	$458,005

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

The Partnership’s net income (loss) for financial reporting purposes and income (loss) for income tax return purposes for the year ended March 31, 2011 is reconciled as follows:

	Series 4	Series 5	Series 6

Net income (loss) for financial reporting purposes	$(32,123)	$(28,909)	$-

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	742	(98,303)	-
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(71,704)	(94,459)	-
Other	(27,470)	59,152	-
Related party expenses	-	26,996	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	5,332	1,651	-

Accrued partnership management fees not deductible for tax purposes until paid	-	-	-

Income (loss) for income tax return purposes, year ended December 31, 2010	$(125,223)	$(133,872)	$-

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

The Partnership’s net income (loss) for financial reporting and income (loss) for income tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Total	Series 1	Series 2	Series 3
Net income (loss) for financial reporting purposes	$1,971,473	$(36,897)	$(6,168)	$(7,507)

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	(124,773)	-	-	(25,224)
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(884,283)	(106,121)	(160,982)	(438,036)
Other	2,303,782	4,167	(77,050)	614,055
Related party expenses	85,622	-	57,532	(3,908)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,846,495)	935	(5,115)	(115,466)

Accrued partnership management fees not deductible for tax purposes until paid	65,240	20,064	-	45,176

Income (loss) for income tax return purposes, year ended December 31, 2009	$570,566	$(117,852)	$(191,783)	$69,090

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

The Partnership’s net income (loss) for financial reporting and income (loss) for income tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 4	Series 5	Series 6

Net income (loss) for financial reporting purposes	$2,101,661	$(28,515)	$(51,101)

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	245	(99,794)	-
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(89,537)	(89,607)	-
Other	1,705,679	56,931	-
Related party expenses	-	31,998	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,710,312)	(4,424)	(12,113)

Accrued partnership management fees not deductible for tax purposes until paid	-	-	-

Income (loss) for income tax return purposes, year ended December 31, 2009	$1,007,736	$(133,411)	$(63,214)

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2011 are as follows:

	Total	Series 1	Series 2	Series 3

Investments in operating limited partnerships - tax return December 31, 2010	$(12,131,129)	$(2,574,396)	$(2,236,402)	$(4,830,881)

Add back losses not recognized under the equity method	12,925,270	2,752,056	3,530,515	3,267,836

Other	(794,141)	(177,660)	(1,294,113)	1,563,045

Investments in operating limited partnerships - as reported	$-	$-	$-	$-

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2011 are as follows:

	Series 4	Series 5	Series 6

Investments in operating limited partnerships - tax return December 31, 2010	$(1,434,838)	$(1,054,612)	$-

Add back losses not recognized under the equity method	1,576,044	1,798,819	-

Other	(141,206)	(744,207)	-

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2010 are as follows:

	Total	Series 1	Series 2	Series 3

Investments in operating limited partnerships - tax return December 31, 2009	$(12,000,434)	$(2,465,050)	$(2,044,868)	$(5,206,112)

Add back losses not recognized under the equity method	13,394,482	2,650,091	3,360,819	3,925,891

Other	(1,394,048)	(185,041)	(1,315,951)	1,280,221

Investments in operating limited partnerships - as reported	$-	$-	$-	$-

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2010, are as follows:

	Series 4	Series 5	Series 6

Investments in operating limited partnerships - tax return December 31, 2009	$(1,336,406)	$(947,998)	$-

Add back losses not recognized under the equity method	1,753,321	1,704,360	-

Other	(416,915)	(756,362)	-

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund Limited Partnership
Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - SUBSEQUENT EVENTS

Subsequent to March 31, 2011, the Partnership has not entered into any agreements to sell interests in operating limited partnerships.

NOTE F - CONCENTRATION OF CREDIT RISK

The Partnership maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Partnership has not experienced any losses with respect to it balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2011.

NOTE G - FAIR VALUE OF FINANCIAL INSTRUMENTS

As of March 31, 2011, the Partnership’s financial instruments relate to accounts payable - affiliates.  Management has not disclosed the fair value of the financial instruments because determination of such fair value is deemed to be impractical.  The accounts payable - affiliates are owed to affiliates of the Partnership.  The unique nature of these financial instruments makes determination of any fair value impractical. See note B for disclosure of the carrying amount and terms of these financial instruments.