Form 10-K, Exhibit 13
period 2012-03-31
BOSTON CAPITAL TAX CREDIT FUND LTD PARTNERSHIP
filed 2012-06-29
CIK 835095

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND

LIMITED PARTNERSHIP -

SERIES 1 THROUGH SERIES 6

MARCH 31, 2012 AND 2011

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners
Boston Capital Tax Credit Fund Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6, in total and for each series, as of March 31, 2012 and 2011, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2012. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6, in total and for each series, as of March 31, 2012 and 2011, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

REZNICK GROUP, P.C.

Bethesda, Maryland

June 29, 2012

F-3

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS

March 31, 2012 and 2011

	Total
	2012	2011
ASSETS

ASSETS
Cash and cash equivalents	$219,878	$3,031,943

	$219,878	$3,031,943

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates	$2,864,506	$5,460,872
	2,864,506	5,460,872

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 9,800,600 issued to the assignees at March 31, 2012 and 2011	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 9,800,600 issued and 9,775,100 and 9,795,600 outstanding at March 31, 2012 and 2011, respectively	(2,385,364)	(1,626,912)
General partner	(259,264)	(802,017)

	(2,644,628)	(2,428,929)

	$219,878	$3,031,943

(continued)

F-4

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 1
	2012	2011
ASSETS

ASSETS
Cash and cash equivalents	$-	$32,556

	$-	$32,556

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates	$-	$2,633,302
	-	2,633,302

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,299,900 issued to the assignees at March 31, 2012 and 2011	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,299,900 issued and 1,296,900 and 1,299,900 outstanding at March 31, 2012 and 2011, respectively	-	(2,461,905)
General partner	-	(138,841)

	-	(2,600,746)

	$-	$32,556

(continued)

F-5

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 2
	2012	2011
ASSETS

ASSETS
Cash and cash equivalents	$-	$1,074,536

	$-	$1,074,536

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates	$-	$-
	-	-

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 830,300 issued to the assignees at March 31, 2012 and 2011	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 830,300 issued and 829,800 and 830,300 outstanding at March 31, 2012 and 2011, respectively	-	1,130,003
General partner	-	(55,467)

	-	1,074,536

	$-	$1,074,536

(continued)

F-6

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 3
	2012	2011
ASSETS

ASSETS
Cash and cash equivalents	$219,878	$209,814

	$219,878	$209,814

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates	$2,864,506	$2,827,570
	2,864,506	2,827,570

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,882,200 issued to the assignees at March 31, 2012 and 2011	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,882,200 issued and 2,864,200 and 2,877,200 outstanding at March 31, 2012 and 2011, respectively	(2,385,364)	(2,358,761)
General partner	(259,264)	(258,995)

	(2,644,628)	(2,617,756)

	$219,878	$209,814

(continued)

F-7

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 4
	2012	2011
ASSETS

ASSETS
Cash and cash equivalents	$-	$1,269,589

	$-	$1,269,589

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates	$-	$-
	-	-

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,995,300 issued to the assignees at March 31, 2012 and 2011	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,995,300 issued and 2,991,300 2,995,300 outstanding at March 31, 2012 and 2011, respectively	-	1,505,055
General partner	-	(235,466)

	-	1,269,589

	$-	$1,269,589

(continued)

F-8

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 5
	2012	2011
ASSETS

ASSETS
Cash and cash equivalents	$-	$445,448

	$-	$445,448

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates	$-	$-
	-	-

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 489,900 issued to the assignees at March 31, 2012 and 2011	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 489,900 issued and outstanding at March 31, 2012 and 2011	-	482,707
General partner	-	(37,259)

	-	445,448

	$-	$445,448

(continued)

F-9

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

Series 6
	2012	2011
ASSETS

ASSETS
Cash and cash equivalents	$-	$-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates	$-	$-
	-	-

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,303,000 issued to the assignees at March 31, 2012 and 2011	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,303,000 issued and outstanding at March 31, 2012 and 2011	-	75,989
General partner	-	(75,989)

	-	-

	$-	$-

See notes to financial statements

F-10

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS

Years Ended March 31, 2012 and 2011

	Total
	2012	2011
Income
Interest income	$11,552	$24,449
Miscellaneous income	93	100,687

Total income	11,645	125,136

Share of income from operating limited partnerships	82,451	7,183

Expenses
Professional fees	60,476	65,935
Partnership management fee	36,859	94,911
General and administrative expenses	175,580	57,559

	272,915	218,405

NET INCOME (LOSS)	$(178,819)	$(86,086)

Net income (loss) allocated to general partner	$(2,102,367)	$(861)

Net income (loss) allocated to limited partners	$1,923,548	$(85,225)

Net income (loss) per BAC	$0.20	$(0.01)

(continued)

F-11

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2012 and 2011

	Series 1
	2012	2011
Income
Interest income	$56	$276
Miscellaneous income	-	118

Total income	56	394

Share of income from operating limited partnerships	5,000	-

Expenses
Professional fees	11,744	12,370
Partnership management fee	7,687	16,804
General and administrative expenses	29,999	10,574

	49,430	39,748

NET INCOME (LOSS)	$(44,374)	$(39,354)

Net income (loss) allocated to general partner	$(2,506,279)	$(394)

Net income (loss) allocated to limited partners	$2,461,905	$(38,960)

Net income (loss) per BAC	$1.90	$(0.03)

(continued)

F-12

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2012 and 2011

	Series 2
	2012	2011
Income
Interest income	$3,650	$8,580
Miscellaneous income	-	2,662

Total income	3,650	11,242

Share of income from operating limited partnerships	-	-

Expenses
Professional fees	9,951	10,501
Partnership management fee	15,734	20,089
General and administrative expenses	36,501	8,531

	62,186	39,121

NET INCOME (LOSS)	$(58,536)	$(27,879)

Net income (loss) allocated to general partner	$55,467	$(279)

Net income (loss) allocated to limited partners	$(114,003)	$(27,600)

Net income (loss) per BAC	$(0.14)	$(0.03)

(continued)

F-13

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2012 and 2011

	Series 3
	2012	2011
Income
Interest income	$505	$1,344
Miscellaneous income	93	97,315

Total income	598	98,659

Share of income from operating limited partnerships	65,458	-

Expenses
Professional fees	16,575	18,036
Partnership management fee	33,011	21,588
General and administrative expenses	43,342	16,856

	92,928	56,480

NET INCOME (LOSS)	$(26,872)	$42,179

Net income (loss) allocated to general partner	$(269)	$422

Net income (loss) allocated to limited partners	$(26,603)	$41,757

Net income (loss) per BAC	$(0.01)	$0.01

(continued)

F-14

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2012 and 2011

	Series 4
	2012	2011
Income
Interest income	$6,504	$11,041
Miscellaneous income	-	118

Total income	6,504	11,159

Share of income from operating limited partnerships	11,993	7,183

Expenses
Professional fees	12,363	14,784
Partnership management fee	(30,795)	21,468
General and administrative expenses	31,518	14,213

	13,086	50,465

NET INCOME (LOSS)	$5,411	$(32,123)

Net income (loss) allocated to general partner	$235,466	$(321)

Net income (loss) allocated to limited partners	$(230,055)	$(31,802)

Net income (loss) per BAC	$(0.08)	$(0.01)

(continued)

F-15

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2012 and 2011

	Series 5
	2012	2011
Income
Interest income	$837	$3,208
Miscellaneous income	-	474

Total income	837	3,682

Share of income from operating limited partnerships	-	-

Expenses
Professional fees	9,843	10,244
Partnership management fee	11,222	14,962
General and administrative expenses	34,220	7,385

	55,285	32,591

NET INCOME (LOSS)	$(54,448)	$(28,909)

Net income (loss) allocated to general partner	$37,259	$(289)

Net income (loss) allocated to limited partners	$(91,707)	$(28,620)

Net income (loss) per BAC	$(0.19)	$(0.06)

(continued)

F-16

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2012 and 2011

Series 6
	2012	2011
Income
Interest income	$-	$-
Miscellaneous income	-	-

Total income	-	-

Share of income from operating limited partnerships	-	-

Expenses
Professional fees	-	-
Partnership management fee	-	-
General and administrative expenses	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$75,989	$-

Net income (loss) allocated to limited partners	$(75,989)	$-

Net income (loss) per BAC	$(0.06)	$-

See notes to financial statements

F-17

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years Ended March 31, 2012 and 2011

Total	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$(1,413,063)	$(799,857)	$(2,212,920)

Contribution	-	-	-

Distribution	(128,624)	(1,299)	(129,923)

Net income (loss)	(85,225)	(861)	(86,086)

Partners’ capital (deficit), March 31, 2011	$(1,626,912)	$(802,017)	$(2,428,929)

Contribution	-	2,645,120	2,645,120

Distribution	(2,682,000)	-	(2,682,000)

Net income (loss)	1,923,548	(2,102,367)	(178,819)

Partners’ capital (deficit), March 31, 2012	$(2,385,364)	$(259,264)	$(2,644,628)

(continued)

F-18

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years Ended March 31, 2012 and 2011

Series 1	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$(2,422,945)	$(138,447)	$(2,561,392)

Contribution	-	-	-

Distribution	-	-	-

Net income (loss)	(38,960)	(394)	(39,354)

Partners’ capital (deficit), March 31, 2011	$(2,461,905)	$(138,841)	$(2,600,746)

Contribution	-	2,645,120	2,645,120

Distribution	-	-	-

Net income (loss)	2,461,905	(2,506,279)	(44,374)

Partners’ capital (deficit), March 31, 2012	$-	$-	$-

Series 2	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$1,157,603	$(55,188)	$1,102,415

Contribution	-	-	-

Distribution	-	-	-

Net income (loss)	(27,600)	(279)	(27,879)

Partners’ capital (deficit), March 31, 2011	$1,130,003	$(55,467)	$1,074,536

Contribution	-	-	-

Distribution	(1,016,000)	-	(1,016,000)

Net income (loss)	(114,003)	55,467	(58,536)

Partners’ capital (deficit), March 31, 2012	$-	$-	$-

(continued)

F-19

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years Ended March 31, 2012 and 2011

Series 3	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$(2,400,518)	$(259,417)	$(2,659,935)

Contribution	-	-	-

Distribution	-	-	-

Net income (loss)	41,757	422	42,179

Partners’ capital (deficit), March 31, 2011	$(2,358,761)	$(258,995)	$(2,617,756)

Contribution	-	-	-

Distribution	-	-	-

Net income (loss)	(26,603)	(269)	(26,872)

Partners’ capital (deficit), March 31, 2012	$(2,385,364)	$(259,264)	$(2,644,628)

Series 4	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$1,665,481	$(233,846)	$1,431,635

Contribution	-	-	-

Distribution	(128,624)	(1,299)	(129,923)

Net income (loss)	(31,802)	(321)	(32,123)

Partners’ capital (deficit), March 31, 2011	$1,505,055	$(235,466)	$1,269,589

Contribution	-	-	-

Distribution	(1,275,000)	-	(1,275,000)

Net income (loss)	(230,055)	235,466	5,411

Partners’ capital (deficit), March 31, 2012	$-	$-	$-

(continued)

F-20

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years Ended March 31, 2012 and 2011

Series 5	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$511,327	$(36,970)	$474,357

Contribution	-	-	-

Distribution	-	-	-

Net income (loss)	(28,620)	(289)	(28,909)

Partners’ capital (deficit), March 31, 2011	$482,707	$(37,259)	$445,448

Contribution	-	-	-

Distribution	(391,000)	-	(391,000)

Net income (loss)	(91,707)	37,259	(54,448)

Partners’ capital (deficit), March 31, 2012	$-	$-	$-

Series 6	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$75,989	$(75,989)	$-

Contribution	-	-	-

Distribution	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2011	$75,989	$(75,989)	$-

Contribution	-	-	-

Distribution	-	-	-

Net income (loss)	(75,989)	75,989	-

Partners’ capital (deficit), March 31, 2012	$-	$-	$-

See notes to financial statements

F-21

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS

Years Ended March 31, 2012 and 2011

	Total
	2012	2011
Cash flows from operating activities
Net income (loss)	$(178,819)	$(86,086)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(82,451)	(7,183)
Accounts payable and accrued expenses	-	(15,000)
Accounts payable - affiliates	48,754	67,572

Net cash provided by (used in) operating activities	(212,516)	(40,697)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	82,451	7,183

Net cash provided by investing activities	82,451	7,183

Cash flows from financing activities
Distributions	(2,682,000)	(129,923)

Net cash used in financing activities	(2,682,000)	(129,923)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,812,065)	(163,437)

Cash and cash equivalents, beginning	3,031,943	3,195,380

Cash and cash equivalents, end	$219,878	$3,031,943

Significant noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable-affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$2,645,120	$-

(continued)

F-22

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2012 and 2011

	Series 1
	2012	2011
Cash flows from operating activities
Net income (loss)	$(44,374)	$(39,354)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(5,000)	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	11,818	27,760

Net cash provided by (used in) operating activities	(37,556)	(11,594)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	5,000	-

Net cash provided by investing activities	5,000	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(32,556)	(11,594)

Cash and cash equivalents, beginning	32,556	44,150

Cash and cash equivalents, end	$-	$32,556

Significant noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable-affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$2,645,120	$-

(continued)

F-23

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2012 and 2011

	Series 2
	2012	2011
Cash flows from operating activities
Net income (loss)	$(58,536)	$(27,879)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(58,536)	(27,879)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions	(1,016,000)	-

Net cash used in financing activities	(1,016,000)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,074,536)	(27,879)

Cash and cash equivalents, beginning	1,074,536	1,102,415

Cash and cash equivalents, end	$-	$1,074,536

Significant noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable-affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

(continued)

F-24

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2012 and 2011

	Series 3
	2012	2011
Cash flows from operating activities
Net income (loss)	$(26,872)	$42,179
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(65,458)	-
Accounts payable and accrued expenses	-	-
Accounts payable – affiliates	36,936	39,812

Net cash provided by (used in) operating activities	(55,394)	81,991

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	65,458	-

Net cash provided by investing activities	65,458	-

Cash flows from financing activities Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	10,064	81,991

Cash and cash equivalents, beginning	209,814	127,823

Cash and cash equivalents, end	$219,878	$209,814

Significant noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable-affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

(continued)

F-25

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2012 and 2011

	Series 4
	2012	2011
Cash flows from operating activities
Net income (loss)	$5,411	$(32,123)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating partnerships	(11,993)	(7,183)
Accounts payable and accrued expenses	-	(15,000)
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(6,582)	(54,306)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	11,993	7,183

Net cash provided by investing activities	11,993	7,183

Cash flows from financing activities Distributions	(1,275,000)	(129,923)

Net cash used in financing activities	(1,275,000)	(129,923)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,269,589)	(177,046)

Cash and cash equivalents, beginning	1,269,589	1,446,635

Cash and cash equivalents, end	$-	$1,269,589

Significant noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable-affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

(continued)

F-26

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2012 and 2011

	Series 5
	2012	2011
Cash flows from operating activities
Net income (loss)	$(54,448)	$(28,909)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating partnerships	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(54,448)	(28,909)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities Distributions	(391,000)	-

Net cash used in financing activities	(391,000)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(445,448)	(28,909)

Cash and cash equivalents, beginning	445,448	474,357

Cash and cash equivalents, end	$-	$445,448

Significant noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable-affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

(continued)

F-27

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2012 and 2011

Series 6
	2012	2011
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, end	$-	$-

Significant noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable-affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

See notes to financial statements

F-28

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS

March 31, 2012 and 2011

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

F-29

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

	2012	2011
Series 1	$-	$-
Series 2	-	209,299
Series 3	-	-
Series 4	-	-
Series 5	-	116,494
Series 6	-	-
	$-	$325,793

The Partnership reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the future net undiscounted cash flows expected to be generated by the operating limited partnerships including the low-income housing tax credits and the residual value upon sale or disposition of the equity interest in the operating limited partnerships.  If the investment is considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount of the investment exceeds the fair value of such investment. During the years ended March 31, 2012 and 2011, the Partnership did not record an impairment loss.

F-30

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-31

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-32

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee certificate is calculated based upon the number of units outstanding. The number of units outstanding in each series at March 31, 2012 and 2011 are as follows:

	2012	2011
Series 1	1,296,900	1,299,900
Series 2	829,800	830,300
Series 3	2,864,200	2,877,200
Series 4	2,991,300	2,995,300
Series 5	489,900	489,900
Series 6	1,303,000	1,303,000
TOTAL	9,775,100	9,795,600

F-33

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-34

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Plan of Liquidation and Dissolution

On April 27, 2007, BAC Holders approved a Plan of Liquidation and Dissolution for the Partnership, (the “Plan”). Pursuant to the Plan, the general partner may, without further action by the BAC Holders, sell the remaining assets held by the Partnership. It was anticipated that the sale of all the apartment complexes would be completed sometime in 2011. However, because of numerous uncertainties, the liquidation may take longer than expected, and the final liquidating distribution may occur months after all of the apartment complexes have been sold. Because the liquidation of the Partnership was not imminent, as of March 31, 2012, the financial statements are presented assuming the Partnership will continue as a going concern.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2012 and 2011, the partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership, as follows:

F-35

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

Boston Capital Asset Management Limited Partnership is entitled to an annual partnership management fee based on .375% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The partnership management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2012 and 2011, are as follows:

	2012
	Gross Partnership Management Fee	Asset Management & Reporting Fee	Partnership Management Fee net of Asset Management & Reporting Fee
Series 1	$8,947	$1,260	$7,687
Series 2	16,254	520	15,734
Series 3	36,936	3,925	33,011
Series 4	14,977	45,772	(30,795)
Series 5	11,511	289	11,222
Series 6	-	-	-
	$88,625	$51,766	$36,859

	2011
	Gross Partnership Management Fee	Asset Management & Reporting Fee	Partnership Management Fee net of Asset Management & Reporting Fee
Series 1	$20,064	$3,260	$16,804
Series 2	21,672	1,583	20,089
Series 3	39,812	18,224	21,588
Series 4	21,468	-	21,468
Series 5	15,348	386	14,962
Series 6	-	-	-
	$118,364	$23,453	$94,911

F-36

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The partnership management fees paid by the partnership for the years ended March 31, 2012 and 2011 are as follows:

	2012	2011
Series 1	$-	$-
Series 2	16,254	21,672
Series 3	-	-
Series 4	14,977	21,468
Series 5	11,511	15,348
Series 6	-	-
	$42,742	$58,488

All partnership management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2012 and 2011, total partnership management fees accrued were $2,390,872 and $4,819,383, respectively. During the fiscal year end March 31, 2012 the accrued balance of $2,474,394 in Series 1 has been forgiven. The general partner has recorded this amount as a capital contribution.

An affiliate of the general partner of the partnership advanced funds to pay some operating expenses of the partnership, and to make advances and/or loans to operating limited partnerships. These advances are included in Accounts payable-affiliates. The total advances from the affiliate of the general partner to the operating limited partnerships for the year ended March 31, 2012 and 2011 are as follows:

	2012	2011
Series 1	$-	$167,855
Series 2	-	-
Series 3	473,634	473,634
Series 4	-	-
Series 5	-	-
	$473,634	$641,489

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. During the fiscal year end March 31, 2012 there were no payments paid to the affiliates of the general partner and the total advance balance of $170,726 in Series 1 has been forgiven. The general partner has recorded this amount as a capital contribution.

F-37

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership were charged to each series’ operations for the years ended March 31, 2012 and 2011 as follows:

	2012	2011
Series 1	$2,871	$7,789
Series 2	2,825	6,731
Series 3	10,426	11,234
Series 4	7,392	10,035
Series 5	2,873	6,368
Series 6	-	-
	$26,387	$42,157

Accounts payable - affiliates at March 31, 2012 and 2011 represents general and administrative expenses, partnership management fees, and may include advances which are noninterest bearing and payable to Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.

F-38

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2012 and 2011, the partnership has limited partnership interests in operating limited partnerships, which own apartment complexes. The number of operating limited partnerships in which the partnership has limited partnership interests at March 31, 2012 and 2011 by series is as follows:

	2012	2011
Series 1	-	4
Series 2	-	1
Series 3	7	9
Series 4	-	3
Series 5	-	1
Series 6	-	-
	7	18

F-39

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year end March 31, 2012 the Partnership disposed of ten of the operating limited partnerships, of which one operating limited partnership was included in both Series 2 and 5. A summary of the dispositions by Series for March 31, 2012 is as follows:

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition	Gain/(Loss) on Disposition
Series 1	4	-	$5,000	$5,000
Series 2	1	-	-	-
Series 3	1	1	65,458	65,458
Series 4	3	-	11,993	11,993
Series 5	1	-	-	-
Series 6	-	-	-	-
Total	10	1	$82,451	$82,451

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

F-40

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

The Partnership’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

Total

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$1,390,133

Acquisition costs of operating limited partnerships	247,190

Cumulative distributions from operating limited partnerships	(3,682)

Cumulative losses from operating limited partnerships	(1,633,641)

Investments in operating limited partnerships per balance sheets	-

The Partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012 which have not been included in the Partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see Note A).	-

The Partnership has recorded acquisition costs at March 31, 2012, which have not been accounted for in the net assets of the operating limited partnerships (see Note A).	2,712

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see Note A).	1,741

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (See Note A).	(2,025,513)

Other	(106,747)

Equity per operating limited partnerships’ combined financial statements	$(2,127,807)

F-41

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

The Partnership’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

	Series 1	Series 2	Series 3

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$-	$-	$1,390,133

Acquisition costs of operating limited partnerships	-	-	247,190

Cumulative distributions from operating limited partnerships	-	-	(3,682)

Cumulative losses from operating limited partnerships	-	-	(1,633,641)

Investments in operating limited partnerships per balance sheets	-	-	-

F-42

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

	Series 1	Series 2	Series 3

The Partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012, which have not been included in the Partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see note A).	-	-	-

The Partnership has recorded acquisition costs at March 31, 2012, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	-	-	2,712

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	1,741

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	-	(2,025,513)

Other	-	-	(106,747)

Equity per operating limited partnerships’ combined financial statements	$-	$-	$(2,127,807)

F-43

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

The Partnership’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

	Series 4	Series 5	Series 6

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$-	$-	$-

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	-	-	-

Cumulative losses from operating limited partnerships	-	-	-

Investments in operating limited partnerships per balance sheets	-	-	-

F-44

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

	Series 4	Series 5	Series 6

The Partnership has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012, which have not been included in the Partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see note A).	-	-	-

The Partnership has recorded acquisition costs at March 31, 2012, which have not been accounted for in the net assets of the operating limited partnerships (see note A).	-	-	-

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	-

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	-	-

Other	-	-	-

Equity per operating limited partnerships’ combined financial statements	$-	$-	$-

F-45

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-46

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-47

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-48

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-49

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-50

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

The combined summarized balance sheets of the operating limited partnerships at December 31, 2011 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 1	Series 2	Series 3
ASSETS

Buildings and improvements, net of accumulated depreciation	$3,351,093	$-	$-	$3,351,093
Land	730,530	-	-	730,530
Other assets	971,406	-	-	971,406

	$5,053,029	$-	$-	$5,053,029

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$6,629,724	$-	$-	$6,629,724
Accounts payable and accruedexpenses	70,743	-	-	70,743
Other liabilities	349,745	-	-	349,745

	7,050,212	-	-	7,050,212
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(2,127,807)	-	-	(2,127,807)
Other partners	130,624	-	-	130,624

	(1,997,183)	-	-	(1,997,183)

	$5,053,029	$-	$-	$5,053,029

F-51

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

The combined summarized balance sheets of the operating limited partnerships at December 31, 2011 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 4	Series 5	Series 6
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$-	$-
Land	-	-	-
Other assets	-	-	-

	$-	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$-	$-
Accounts payable and accrued expenses	-	-	-
Other liabilities	-	-	-

	-	-	-
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	-	-	-
Other partners	-	-	-

	-	-	-

	$-	$-	$-

F-52

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-53

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-54

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2011 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 1	Series 2	Series 3
Revenue
Rental	$1,291,310	$-	$-	$1,291,310
Interest and other	78,719	-	-	78,719

	1,370,029	-	-	1,370,029
Expenses
Interest	127,504	-	-	127,504
Depreciation and amortization	308,484	-	-	308,484
Taxes and insurance	223,084	-	-	223,084
Repairs and maintenance	265,968	-	-	265,968
Operating expenses	632,670	-	-	632,670
Other expenses	6,784	-	-	6,784

	1,564,494	-	-	1,564,494

NET LOSS	$(194,465)	$-	$-	$(194,465)

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(207,647)	$-	$-	$(207,647)

Net loss allocated to other partners	$13,182	$-	$-	$13,182

*	Amounts include $0, $0, $207,647, $0, $0, and $0 for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-55

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2011 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 4	Series 5	Series 6
Revenue
Rental	$-	$-	$-
Interest and other	-	-	-

	-	-	-
Expenses
Interest	-	-	-
Depreciation and amortization	-	-	-
Taxes and insurance	-	-	-
Repairs and maintenance	-	-	-
Operating expenses	-	-	-
Other expenses	-	-	-

	-	-	-

NET LOSS	$-	$-	$-

Net loss allocated to Boston Capital Tax Credit Fund Limited Partnership*	$-	$-	$-

Net loss allocated to other partners	$-	$-	$-

*	Amounts include $0, $0, $207,647, $0, $0, and $0 for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-56

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-57

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-58

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE D	- RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

The Partnership’s net income (loss) for financial reporting purposes and income (loss) for income tax return purposes for the year ended March 31, 2012 is reconciled as follows:

	Total	Series 1	Series 2	Series 3
Net income (loss) for financial reporting purposes	$(178,819)	$(44,374)	$(58,536)	$(26,872)

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	(55,206)	-	-	(55,206)
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(207,647)	-	-	(207,647)
Other	1,728,403	-	-	1,728,403
Related party expenses	590	-	-	590

Difference due to fiscal year for book purposes and calendar year for tax purposes	7,069,132	2,742,175	2,018,297	(66,142)

Accrued partnership management fees not deductible for tax purposes until paid	36,936	-	-	36,936

Income (loss) for income tax return purposes, year ended December 31, 2011	$8,393,389	$2,697,801	$1,959,761	$1,410,062

F-59

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

The Partnership’s net income (loss) for financial reporting purposes and income (loss) for income tax return purposes for the year ended March 31, 2012 is reconciled as follows:

	Series 4	Series 5	Series 6

Net income (loss) for financial reporting purposes	$5,411	$(54,448)	$-

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	-	-	-
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	-	-	-
Other	-	-	-
Related party expenses	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	1,443,952	930,850	-

Accrued partnership management fees not deductible for tax purposes until paid	-	-	-

Income (loss) for income tax return purposes, year ended December 31, 2011	$1,449,363	$876,402	$-

F-60

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-61

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-62

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2012 are as follows:

	Total	Series 1	Series 2	Series 3

Investments in operating limited partnerships - tax return December 31, 2011	$(3,430,200)	$-	$-	$(3,430,200)

Add back losses not recognized under the equity method	2,025,513	-	-	2,025,513

Other	1,404,687	-	-	1,404,687

Investments in operating limited partnerships - as reported	$-	$-	$-	$-

F-63

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2012 are as follows:

	Series 4	Series 5	Series 6

Investments in operating limited partnerships - tax return December 31, 2011	$-	$-	$-

Add back losses not recognized under the equity method	-	-	-

Other	-	-	-

Investments in operating limited partnerships - as reported	$-	$-	$-

F-64

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-65

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2011, are as follows:

	Series 4	Series 5	Series 6

Investments in operating limited partnerships - tax return December 31, 2010	$(1,434,838)	$(1,054,612)	$-

Add back losses not recognized under the equity method	1,576,044	1,798,819	-

Other	(141,206)	(744,207)	-

Investments in operating limited partnerships - as reported	$-	$-	$-

F-66

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - CONCENTRATION OF CREDIT RISK

The Partnership maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Partnership has not experienced any losses with respect to it balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2012.

NOTE F - FAIR VALUE OF FINANCIAL INSTRUMENTS

As of March 31, 2012, the Partnership’s financial instruments relate to accounts payable - affiliates. Management has not disclosed the fair value of the financial instruments because determination of such fair value is deemed to be impractical. The accounts payable - affiliates are owed to affiliates of the Partnership. The unique nature of these financial instruments makes determination of any fair value impractical. See note B for disclosure of the carrying amount and terms of these financial instruments.

F-67