Form 10-K, Exhibit 13
period 2014-03-31
BOSTON CAPITAL TAX CREDIT FUND LTD PARTNERSHIP
filed 2014-06-20
CIK 835095

o

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOSTON CAPITAL TAX CREDIT FUND

LIMITED PARTNERSHIP -

SERIES 1 THROUGH SERIES 6

MARCH 31, 2014 AND 2013

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Report of Independent Registered Public Accounting Firm

To the Partners

Boston Capital Tax Credit Fund Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6 (the "Partnership"), in total and for each series, as of March 31, 2014 and 2013, and the related statements of operations, partners' capital (deficit) and cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2014. The Partnership's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund Limited Partnership - Series 1 through Series 6, in total and for each series, as of March 31, 2014 and 2013, and the results of its operations and its cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP

COHNREZNICK LLP

Bethesda, Maryland
June 20, 2014

F-3

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS

MARCH 31, 2014 AND 2013

	Total

	2014	2013
ASSETS

ASSETS
Cash and cash equivalents	$161,598	$197,036

	$161,598	$197,036

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates	$2,573,981	$2,895,071
	2,573,981	2,895,071

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 9,800,600 issued to the assignees at March 31, 2014 and 2013	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 9,800,600 issued and 9,762,900 and 9,768,100 outstanding at March 31, 2014 and 2013, respectively	(2,155,442)	(2,438,237)
General partner	(256,941)	(259,798)

	(2,412,383)	(2,698,035)

	$161,598	$197,036

(continued)

F-4

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

MARCH 31, 2014 AND 2013

Series 1

	2014	2013
ASSETS

ASSETS
Cash and cash equivalents	$-	$-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates	$-	$-
	-	-

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,299,900 issued to the assignees at March 31, 2014 and 2013	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,299,900 issued and 1,296,900 outstanding at March 31, 2014 and 2013	-	-
General partner	-	-

	-	-

	$-	$-

(continued)

F-5

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

MARCH 31, 2014 AND 2013

Series 2

	2014	2013
ASSETS

ASSETS
Cash and cash equivalents	$-	$-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable – affiliates	$-	$-
	-	-

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 830,300 issued to the assignees at March 31, 2014 and 2013	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 830,300 issued and 829,800 outstanding at March 31, 2014 and 2013	-	-
General partner	-	-

	-	-

	$-	$-

(continued)

F-6

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

MARCH 31, 2014 AND 2013

	Series 3

	2014	2013
ASSETS

ASSETS
Cash and cash equivalents	$161,598	$197,036

	$161,598	$197,036

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates	$2,573,981	$2,895,071
	2,573,981	2,895,071

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,882,200 issued to the assignees at March 31, 2014 and 2013	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,882,200 issued and 2,854,000 and 2,859,200 outstanding at March 31, 2014 and 2013, respectively	(2,155,442)	(2,438,237)
General partner	(256,941)	(259,798)

	(2,412,383)	(2,698,035)

	$161,598	$197,036

(continued)

F-7

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

MARCH 31, 2014 AND 2013

Series 4

	2014	2013
ASSETS

ASSETS
Cash and cash equivalents	$-	$-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable – affiliates	$-	$-
	-	-

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,995,300 issued to the assignees at March 31, 2014 and 2013	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,995,300 issued and 2,989,300 outstanding at March 31, 2014 and 2013	-	-
General partner	-	-

	-	-

	$-	$-

(continued)

F-8

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

MARCH 31, 2014 AND 2013

Series 5

	2014	2013
ASSETS

ASSETS
Cash and cash equivalents	$-	$-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - affiliates	$-	$-
	-	-

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 489,900 issued to the assignees at March 31, 2014 and 2013	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 489,900 issued and outstanding at March 31, 2014 and 2013	-	-
General partner	-	-

	-	-

	$-	$-

(continued)

F-9

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

BALANCE SHEETS - CONTINUED

MARCH 31, 2014 AND 2013

Series 6

	2014	2013
ASSETS

ASSETS
Cash and cash equivalents	$-	$-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable – affiliates	$-	$-
	-	-

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 10,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,303,000 issued to the assignees at March 31, 2014 and 2013	-	-
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,303,000 issued and outstanding at March 31, 2014 and 2013	-	-
General partner	-	-

	-	-

	$-	$-

(continued)

F-10

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS

Years Ended March 31, 2014 and 2013

	Total

	2014	2013
Income
Interest income	$221	$207
Miscellaneous income	93	52

Total income	314	259

Share of income from operating limited partnerships	339,265	-

Expenses
Professional fees	20,015	19,453
Partnership management fee	12,275	14,370
General and administrative expenses	21,637	19,843

	53,927	53,666

NET INCOME (LOSS)	$285,652	$(53,407)

Net income (loss) allocated to general partner	$2,857	$(534)

Net income (loss) allocated to limited partners	$282,795	$(52,873)

Net income (loss) per BAC	$0.03	$(0.01)

(continued)

F-11

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2014 and 2013

Series 1

	2014	2013
Income
Interest income	$-	$-
Miscellaneous income	-	-

Total income	-	-

Share of income from operating limited partnerships	-	-

Expenses
Professional fees	-	-
Partnership management fee	-	-
General and administrative expenses	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to limited partners	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

F-12

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2014 and 2013

Series 2

	2014	2013
Income
Interest income	$-	$-
Miscellaneous income	-	-

Total income	-	-

Share of income from operating limited partnerships	-	-

Expenses
Professional fees	-	-
Partnership management fee	-	-
General and administrative expenses	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to limited partners	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

F-13

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2014 and 2013

	Series 3

	2014	2013
Income
Interest income	$221	$207
Miscellaneous income	93	52

Total income	314	259

Share of income from operating limited partnerships	339,265	-

Expenses
Professional fees	20,015	19,453
Partnership management fee	12,275	14,370
General and administrative expenses	21,637	19,843

	53,927	53,666

NET INCOME (LOSS)	$285,652	$(53,407)

Net income (loss) allocated to general partner	$2,857	$(534)

Net income (loss) allocated to limited partners	$282,795	$(52,873)

Net income (loss) per BAC	$0.10	$(0.02)

(continued)

F-14

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2014 and 2013

Series 4

	2014	2013
Income
Interest income	$-	$-
Miscellaneous income	-	-

Total income	-	-

Share of income from operating limited partnerships	-	-

Expenses
Professional fees	-	-
Partnership management fee	-	-
General and administrative expenses	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to limited partners	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

F-15

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2014 and 2013

Series 5

	2014	2013
Income
Interest income	$-	$-
Miscellaneous income	-	-

Total income	-	-

Share of income from operating limited partnerships	-	-

Expenses
Professional fees	-	-
Partnership management fee	-	-
General and administrative expenses	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to limited partners	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

F-16

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF OPERATIONS - CONTINUED

Years Ended March 31, 2014 and 2013

Series 6

	2014	2013
Income
Interest income	$-	$-
Miscellaneous income	-	-

Total income	-	-

Share of income from operating limited partnerships	-	-

Expenses
Professional fees	-	-
Partnership management fee	-	-
General and administrative expenses	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to limited partners	$-	$-

Net income (loss) per BAC	$-	$-

See notes to financial statements

F-17

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years Ended March 31, 2014 and 2013

Total	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(2,385,364)	$(259,264)	$(2,644,628)

Net income (loss)	(52,873)	(534)	(53,407)

Partners’ capital (deficit), March 31, 2013	(2,438,237)	(259,798)	(2,698,035)

Net income (loss)	282,795	2,857	285,652

Partners’ capital (deficit), March 31, 2014	$(2,155,442)	$(256,941)	$(2,412,383)

(continued)

F-18

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years Ended March 31, 2014 and 2013

Series 1	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$-	$-	$-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2013	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2014	$-	$-	$-

Series 2	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$-	$-	$-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2013	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2014	$-	$-	$-

(continued)

F-19

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years Ended March 31, 2014 and 2013

Series 3	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(2,385,364)	$(259,264)	$(2,644,628)

Net income (loss)	(52,873)	(534)	(53,407)

Partners’ capital (deficit), March 31, 2013	(2,438,237)	(259,798)	(2,698,035)

Net income (loss)	282,795	2,857	285,652

Partners’ capital (deficit), March 31, 2014	$(2,155,442)	$(256,941)	$(2,412,383)

Series 4	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$-	$-	$-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2013	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2014	$-	$-	$-

(continued)

F-20

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years Ended March 31, 2014 and 2013

Series 5	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$-	$-	$-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2013	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2014	$-	$-	$-

Series 6	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$-	$-	$-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2013	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2014	$-	$-	$-

See notes to financial statements

F-21

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS

Years Ended March 31, 2014 and 2013

	Total

	2014	2013
Cash flows from operating activities
Net income (loss)	$285,652	$(53,407)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(339,265)	-
Accounts payable - affiliates	(321,090)	30,565

Net cash used in operating activities	(374,703)	(22,842)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	339,265	-

Net cash provided by investing activities	339,265	-

NET DECREASE IN CASH AND CASH EQUIVALENTS	(35,438)	(22,842)

Cash and cash equivalents, beginning	197,036	219,878

Cash and cash equivalents, end	$161,598	$197,036

(continued)

F-22

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2014 and 2013

Series 1

	2014	2013
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	-	-
Accounts payable - affiliates	-	-

Net cash used in operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

NET DECREASE IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, end	$-	$-

(continued)

F-23

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2014 and 2013

Series 2

	2014	2013
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	-	-
Accounts payable - affiliates	-	-

Net cash used in operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

NET DECREASE IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, end	$-	$-

F-24

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2014 and 2013

	Series 3

	2014	2013
Cash flows from operating activities
Net income (loss)	$285,652	$(53,407)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(339,265)	-
Accounts payable - affiliates	(321,090)	30,565

Net cash used in operating activities	(374,703)	(22,842)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	339,265	-

Net cash provided by investing activities	339,265	-

NET DECREASE IN CASH AND CASH EQUIVALENTS	(35,438)	(22,842)

Cash and cash equivalents, beginning	197,036	219,878

Cash and cash equivalents, end	$161,598	$197,036

F-25

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2014 and 2013

Series 4

	2014	2013
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	-	-
Accounts payable - affiliates	-	-

Net cash used in operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

NET DECREASE IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, end	$-	$-

F-26

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2014 and 2013

Series 5

	2014	2013
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	-	-
Accounts payable - affiliates	-	-

Net cash used in operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

NET DECREASE IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, end	$-	$-

F-27

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

STATEMENTS OF CASH FLOWS - CONTINUED

Years Ended March 31, 2014 and 2013

Series 6
	2014	2013
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	-	-
Accounts payable - affiliates	-	-

Net cash used in operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

NET DECREASE IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, end	$-	$-

See notes to financial statements

F-28

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS

March 31, 2014 and 2013

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING

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

The BACs issued and outstanding in each series as of March 31, 2014 and 2013 are as follows:

	Issued		Outstanding
	2014	2013	2014	2013
Series 1	1,299,900	1,299,900	1,296,900	1,296,900
Series 2	830,300	830,300	829,800	829,800
Series 3	2,882,200	2,882,200	2,854,000	2,859,200
Series 4	2,995,300	2,995,300	2,989,300	2,989,300
Series 5	489,900	489,900	489,900	489,900
Series 6	1,303,000	1,303,000	1,303,000	1,303,000
	9,800,600	9,800,600	9,762,900	9,768,100

In accordance with the limited partnership agreement, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.

F-29

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the Partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. During the years ended March 31, 2014 and 2013, the Partnership did not record a valuation allowance.

The Partnership reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Partnership also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. During the years ended March 31, 2014 and 2013, the Partnership did not record an impairment loss.

F-30

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

Income Taxes

The Partnership has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The Partnership’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Partnership is not required to take any tax positions in order to qualify as a pass-through entity. The Partnership is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Partnership has no other tax positions which must be considered for disclosure. Income tax returns filed by the Partnership are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2010 remain open.

Fiscal Year

For financial reporting purposes the Partnership uses a March 31 year end, whereas for income tax reporting purposes, the Partnership uses a calendar year. The operating limited partnerships use a calendar year for both financial and income tax reporting.

F-32

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

Net Income (Loss) per Beneficial Assignee Certificate

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2014 and 2013 are as follows:

	2014	2013
Series 1	1,296,900	1,296,900
Series 2	829,800	829,800
Series 3	2,857,467	2,862,533
Series 4	2,989,300	2,990,633
Series 5	489,900	489,900
Series 6	1,303,000	1,303,000
TOTAL	9,766,367	9,772,766

F-33

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Plan of Liquidation and Dissolution

On April 27, 2007, BAC Holders approved a Plan of Liquidation and Dissolution for the Partnership, (the “Plan”). Pursuant to the Plan, the general partner may, without further action by the BAC Holders, sell the remaining assets held by the Partnership. It was anticipated that the sale of all the apartment complexes would be completed sometime in 2011. However, because of numerous uncertainties, the liquidation may take longer than expected, and the final liquidating distribution may occur months after all of the apartment complexes have been sold. Because the liquidation of the Partnership was not imminent, as of March 31, 2014, the financial statements are presented assuming the Partnership will continue as a going concern.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2014 and 2013, the Partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership, as follows:

F-34

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

Boston Capital Asset Management Limited Partnership is entitled to an annual partnership management fee based on .375% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The partnership management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2014 and 2013, are as follows:

2014
	Gross	Asset	Partnership
	Partnership	Management	Management Fee net of
	Management	and Reporting	Asset Management and
	Fee	Fee	Reporting Fee
Series 1	$-	$-	$-
Series 2	-	-	-
Series 3	18,175	5,900	12,275
Series 4	-	-	-
Series 5	-	-	-
Series 6	-	-	-
	$18,175	$5,900	$12,275

2013
	Gross	Asset	Partnership
	Partnership	Management	Management Fee net of
	Management	and Reporting	Asset Management and
	Fee	Fee	Reporting Fee
Series 1	$-	$-	$-
Series 2	-	-	-
Series 3	30,565	16,195	14,370
Series 4	-	-	-
Series 5	-	-	-
Series 6	-	-	-
	$30,565	$16,195	$14,370

F-35

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The partnership management fees paid by the Partnership for the years ended March 31, 2014 and 2013 are as follows:

	2014	2013
Series 1	$-	$-
Series 2	-	-
Series 3	339,265	-
Series 4	-	-
Series 5	-	-
Series 6	-	-
	$339,265	$-

All partnership management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2014 and 2013, total partnership management fees accrued were $2,100,347 and $2,421,437, respectively.

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to operating limited partnerships. These advances are included in Accounts payable-affiliates. The total advances from the affiliate of the general partner to the operating limited partnerships for the years ended March 31, 2014 and 2013 are as follows:

	2014	2013
Series 1	$-	$-
Series 2	-	-
Series 3	473,634	473,634
Series 4	-	-
Series 5	-	-
	$473,634	$473,634

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. During the fiscal years ended March 31, 2014 and 2013, there were no payments paid to the affiliates of the general partner.

F-36

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership were charged to each series’ operations for the years ended March 31, 2014 and 2013 as follows:

	2014	2013
Series 1	$-	$-
Series 2	-	-
Series 3	11,284	14,088
Series 4	-	-
Series 5	-	-
Series 6	-	-
	$11,284	$14,088

Accounts payable - affiliates at March 31, 2014 and 2013 represents general and administrative expenses, partnership management fees, and may include advances which are noninterest bearing and payable to Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.

F-37

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2014 and 2013, the Partnership has limited partnership interests in operating limited partnerships, which own apartment complexes. The number of operating limited partnerships in which the Partnership has limited partnership interests at March 31, 2014 and 2013 by series is as follows:

	2014	2013
Series 1	-	-
Series 2	-	-
Series 3	1	6
Series 4	-	-
Series 5	-	-
Series 6	-	-
	1	6

F-38

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year ended March 31, 2014 the Partnership disposed of five operating limited partnership. A summary of the dispositions by Series for March 31, 2014 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain on
	Transferred	Partnership	Disposition	Disposition
Series 1	-	-	$-	$-
Series 2	-	-	-	-
Series 3	5	-	339,265	339,265
Series 4	-	-	-	-
Series 5	-	-	-	-
Series 6	-	-	-	-
Total	5	-	$339,265	$339,265

During the year ended March 31, 2013 the Partnership disposed of one operating limited partnership. A summary of the dispositions by Series for March 31, 2013 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain on
	Transferred	Partnership	Disposition	Disposition
Series 1	-	-	$-	$-
Series 2	-	-	-	-
Series 3	1	-	-	-
Series 4	-	-	-	-
Series 5	-	-	-	-
Series 6	-	-	-	-
Total	1	-	$-	$-

F-39

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

The Partnership’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

Total

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$225,000

Acquisition costs of operating limited partnerships	39,959

Cumulative distributions from operating limited partnerships	-

Cumulative losses from operating limited partnerships	(264,959)

Investments in operating limited partnerships per balance sheets	-

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see Note A).	(340,654)

Other	8,305

Equity per operating limited partnerships’ combined financial statements	$(332,349)

F-40

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

The Partnership’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

	Series 1	Series 2	Series 3

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$-	$-	$225,000

Acquisition costs of operating limited partnerships	-	-	39,959

Cumulative distributions from operating limited partnerships	-	-	-

Cumulative losses from operating limited partnerships	-	-	(264,959)

Investments in operating limited partnerships per balance sheets	-	-	-

F-41

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

	Series 1	Series 2	Series 3

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see Note A).	$-	$-	$(340,654)
Other	-	-	8,305
Equity per operating limited partnerships’ combined financial statements	$-	$-	$(332,349)

F-42

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

The Partnership’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

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

F-43

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

	Series 4	Series 5	Series 6

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see Note A).	$-	$-	$-

Other	-	-	-

Equity per operating limited partnerships’ combined financial statements	$-	$-	$-

F-44

The Partnership’s investments in operating limited partnerships at March 31, 2013 are summarized as follows:

Total

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$1,262,409

Acquisition costs of operating limited partnerships	224,198

Cumulative distributions from operating limited partnerships	(3,682)

Cumulative losses from operating limited partnerships	(1,482,925)

Investments in operating limited partnerships per balance sheets	-

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see Note A).	(1,709,417)

Other	(116,102)

Equity per operating limited partnerships’ combined financial statements	$(1,825,519)

F-45

The Partnership’s investments in operating limited partnerships at March 31, 2013 are summarized as follows:

	Series 1	Series 2	Series 3

Capital contributions paid to operating limited partnerships, net of tax credit adjusters	$-	$-	$1,262,409

Acquisition costs of operating limited partnerships	-	-	224,198

Cumulative distributions from operating limited partnerships	-	-	(3,682)

Cumulative losses from operating limited partnerships	-	-	(1,482,925)

Investments in operating limited partnerships per balance sheets	-	-	-

F-46

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

	Series 1	Series 2	Series 3

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see Note A).	$-	$-	$(1,709,417)

Other	-	-	(116,102)

Equity per operating limited partnerships’ combined financial statements	$-	$-	$(1,825,519)

F-47

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

F-48

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

	Series 4	Series 5	Series 6

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see Note A).	$-	$-	$-

Other	-	-	-

Equity per operating limited partnerships’ combined financial statements	$-	$-	$-

F-49

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

The combined summarized balance sheets of the operating limited partnerships at December 31, 2013 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 1	Series 2	Series 3
ASSETS

Buildings and improvements, net of accumulated depreciation	$446,102	$-	$-	$446,102
Land	264,498	-	-	264,498
Other assets	101,373	-	-	101,373

	$811,973	$-	$-	$811,973

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$1,097,882	$-	$-	$1,097,882
Accounts payable and accrued expenses	-	-	-	-
Other liabilities	10,650	-	-	10,650

	1,108,532	-	-	1,108,532
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund Limited Partnership	(332,349)	-	-	(332,349)
Other partners	35,790	-	-	35,790

	(296,559)	-	-	(296,559)

	$811,973	$-	$-	$811,973

F-50

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

The combined summarized balance sheets of the operating limited partnerships at December 31, 2013 are as follows:

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

F-53

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2013 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 1	Series 2	Series 3
Revenue
Rental	$227,500	$-	$-	$227,500
Interest and other	5,662	-	-	5,662

	233,162	-	-	233,162
Expenses
Interest	20,129	-	-	20,129
Depreciation and amortization	28,416	-	-	28,416
Taxes and insurance	14,742	-	-	14,742
Repairs and maintenance	29,983	-	-	29,983
Operating expenses	111,154	-	-	111,154
Other expenses	-	-	-	-

	204,424	-	-	204,424

NET INCOME (LOSS)	$28,738	$-	$-	$28,738

Net Income (Loss) allocated to Boston Capital Tax Credit Fund Limited Partnership*	$-	$-	$-	$-

Net Income (Loss) allocated to other partners	$28,738	$-	$-	$28,738

*	Amounts include $0, $0, $0, $0, $0, and $0 for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in Note A.

F-54

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2013 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 4	Series 5	Series 6
Revenue
Rental	$-	$-	$-
Interest and other	-	-	-

	-	-	-
Expenses
Interest	-	-	-
Depreciation and amortization	-	-	-
Taxes and insurance	-	-	-
Repairs and maintenance	-	-	-
Operating expenses	-	-	-
Other expenses	-	-	-

	-	-	-

NET INCOME (LOSS)	$-	$-	$-

Net Income (Loss) allocated to Boston Capital Tax Credit Fund Limited Partnership*	$-	$-	$-

Net Income (Loss) allocated to other partners	$-	$-	$-

*	Amounts include $0, $0, $0, $0, $0, and $0 for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in Note A.

F-55

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 1	Series 2	Series 3
Revenue
Rental	$1,181,509	$-	$-	$1,181,509
Interest and other	79,454	-	-	79,454

	1,260,963	-	-	1,260,963
Expenses
Interest	111,171	-	-	111,171
Depreciation and amortization	283,747	-	-	283,747
Taxes and insurance	200,938	-	-	200,938
Repairs and maintenance	227,597	-	-	227,597
Operating expenses	496,794	-	-	496,794
Other expenses	5,229	-	-	5,229

	1,325,476	-	-	1,325,476

NET INCOME (LOSS)	$(64,513)	$-	$-	$(64,513)

Net Income (Loss) allocated to Boston Capital Tax Credit Fund Limited Partnership*	$(96,093)	$-	$-	$(96,093)

Net Income (Loss) allocated to other partners	$31,580	$-	$-	$31,580

*	Amounts include $0, $0, $96,093, $0, $0, and $0 for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in Note A.

F-56

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 4	Series 5	Series 6
Revenue
Rental	$-	$-	$-
Interest and other	-	-	-

	-	-	-
Expenses
Interest	-	-	-
Depreciation and amortization	-	-	-
Taxes and insurance	-	-	-
Repairs and maintenance	-	-	-
Operating expenses	-	-	-
Other expenses	-	-	-

	-	-	-

NET INCOME (LOSS)	$-	$-	$-

Net Income (Loss) allocated to Boston Capital Tax Credit Fund Limited Partnership*	$-	$-	$-

Net Income (Loss) allocated to other partners	$-	$-	$-

*	Amounts include $0, $0, $96,093, $0, $0, and $0 for Series 1, Series 2, Series 3, Series 4, Series 5, Series 6, respectively, of loss not recognized under the equity method of accounting as described in Note A.

F-57

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

The Partnership’s net income (loss) for financial reporting purposes and income (loss) for income tax return purposes for the year ended March 31, 2014 is reconciled as follows:

	Total	Series 1	Series 2	Series 3
Net income (loss) for financial reporting purposes	$285,652	$-	$-	$285,652

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	(40,642)	-	-	(40,642)
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	-	-	-	-
Other	3,169,096	-	-	3,169,096
Related party expenses	-	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(949,244)	-	-	(949,244)

Accrued partnership management fees not deductible for tax purposes until paid	321,090	-	-	321,090

Income (loss) for income tax return purposes, year ended December 31, 2013	$2,785,952	$-	$-	$2,785,952

F-58

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

The Partnership’s net income (loss) for financial reporting purposes and income (loss) for income tax return purposes for the year ended March 31, 2014 is reconciled as follows:

	Series 4	Series 5	Series 6

Net income (loss) for financial reporting purposes	$-	$-	$-

Less: Excess of tax depreciation over book depreciation on operating limited partnership assets	-	-	-
Operating limited partnership loss not allowed for financial reporting under equity method of accounting	-	-	-
Other	-	-	-
Related party expenses	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	-	-	-

Accrued partnership management fees not deductible for tax purposes until paid	-	-	-

Income (loss) for income tax return purposes, year ended December 31, 2013	$-	$-	$-

F-59

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

F-61

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2014 are as follows:

	Total	Series 1	Series 2	Series 3

Investments in operating limited partnerships - tax return December 31, 2013	$(514,730)	$-	$-	$(514,730)

Add back losses not recognized under the equity method	340,654	-	-	340,654

Other	174,076	-	-	174,076

Investments in operating limited partnerships - as reported	$-	$-	$-	$-

F-62

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2014 are as follows:

	Series 4	Series 5	Series 6

Investments in operating limited partnerships - tax return December 31, 2013	$-	$-	$-

Add back losses not recognized under the equity method	-	-	-

Other	-	-	-

Investments in operating limited partnerships - as reported	$-	$-	$-

F-63

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

March 31, 2014 and 2013

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2013 are as follows:

	Series 4	Series 5	Series 6

Investments in operating limited partnerships - tax return December 31, 2012	$-	$-	$-

Add back losses not recognized under the equity method	-	-	-

Other	-	-	-

Investments in operating limited partnerships - as reported	$-	$-	$-

F-65

Boston Capital Tax Credit Fund Limited Partnership

Series 1 through Series 6

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - CONCENTRATION OF CREDIT RISK

The Partnership maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Partnership has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2014.

NOTE F - FAIR VALUE OF FINANCIAL INSTRUMENTS

As of March 31, 2014, the Partnership’s financial instruments relate to accounts payable - affiliates. Management has not disclosed the fair value of the financial instruments because determination of such fair value is deemed to be impractical. The accounts payable - affiliates are owed to affiliates of the Partnership. The unique nature of these financial instruments makes determination of any fair value impractical. See Note B for disclosure of the carrying amount and terms of these financial instruments.

F-66